                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 14a-12

                           PRISON REALTY TRUST, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          shares of common stock, $0.01 par value per share, of Corrections Corporation of America
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          up to 9,349,061
        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          $0.01 par value per share
        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          $31,163.54 (one-third of aggregate par value pursuant to Exchange Act Rule 0-11(a)(4)
        ------------------------------------------------------------------------

     (5)  Total fee paid:

          $7.00
        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                PRELIMINARY COPY

                           PRISON REALTY TRUST, INC.
                           10 BURTON HILLS BOULEVARD
                           NASHVILLE, TENNESSEE 37215

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                TO BE HELD ON,          , [SEPTEMBER]    , 2000

To our shareholders:

     Notice is hereby given that a special meeting of the shareholders of Prison Realty Trust, Inc., a Maryland corporation ("Prison Realty"), will be held at
10:00 a.m., local time, on                , [September]   , 2000, at the Loews
Vanderbilt Plaza Hotel, 2100 West End Avenue, Nashville, Tennessee, for the following purposes:

     1. To consider and vote upon a proposal to adopt certain amendments to Prison Realty's charter to permit a restructuring of Prison Realty, including, among other things, Prison Realty's election not to be taxed as a real estate investment trust, or REIT, for federal income tax purposes commencing with its 2000 taxable year;

     2. To consider and vote upon a proposal to approve the merger of Corrections Corporation of America with and into a wholly-owned subsidiary of Prison Realty and certain related transactions; and

     3. To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

     Prison Realty has fixed the close of business on        , July   , 2000, as
the record date for the determination of shareholders entitled to notice of and to vote at the special meeting and at any adjournments or postponements thereof.

     The board of directors of Prison Realty recommends that you vote "FOR" the charter amendments and the merger and related transactions.

     Your vote is important. Approval of the charter amendments requires the affirmative vote of two-thirds of the outstanding shares of Prison Realty common stock. Approval of the merger requires the affirmative vote of a majority of all votes cast on the proposal, provided that the holders of at least 50% of Prison Realty common stock cast votes at the special meeting. The approval of the charter amendments is required in order to complete the merger. If you fail to return a properly executed proxy or to vote in person at the special meeting, or if you abstain, the effect will be a vote against the charter amendments and the merger and related transactions and may prevent Prison Realty from completing the transactions described in the proxy statement.

     Your attention is directed to the proxy statement accompanying this notice of special meeting for more complete information regarding the matters to be presented and acted upon at the special meeting.

                                          By Order of the Board of Directors of
                                          Prison Realty Trust, Inc.

                                          Secretary
Nashville, Tennessee
          , 2000

     TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE PRISON REALTY SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

                           PRISON REALTY TRUST, INC.

                             PROPOSED RESTRUCTURING

     The board of directors of Prison Realty Trust, Inc. ("Prison Realty") has approved a restructuring plan, pursuant to which:

     - Prison Realty will combine with Corrections Corporation of America and operate under the "Corrections Corporation of America" name as a taxable subchapter C corporation, rather than as a real estate investment trust, or REIT, commencing with its 2000 taxable year; and

     - Prison Realty's charter will be amended to accommodate these transactions.

     Prison Realty is seeking the vote of the Prison Realty common shareholders in connection with these important restructuring transactions and related matters.

     The charter amendments that are required in order to complete the restructuring cannot be implemented unless the common shareholders of Prison Realty approve them. The board of directors of Prison Realty strongly supports the restructuring and enthusiastically recommends that you vote in favor of the charter amendments and the merger and related transactions.

     The attached proxy statement provides additional information about the charter amendments, the merger and the related restructuring. Please read this
entire document carefully. Pages      and      of the proxy statement explain
how you may obtain information about Prison Realty from documents that previously have been filed with the U.S. Securities and Exchange Commission.

     This proxy statement incorporates and refers to important business and financial information about Prison Realty that is not included in or delivered with this document. This information is available without charge to shareholders upon written or oral request by contacting Prison Realty's investor relations department at 10 Burton Hills Boulevard, Nashville, Tennessee 37215 (telephone:
(615) 263-0200). In order to obtain timely delivery, shareholders must request
this information no later than                , 2000.

     The date of this proxy statement is        , 2000, and it is first being
mailed or delivered to Prison Realty shareholders on or about         , 2000.

                               TABLE OF CONTENTS

                                               PAGE
                                               ----
QUESTIONS AND ANSWERS ABOUT THE PRISON REALTY
  RESTRUCTURING..............................     2
WHO CAN HELP ANSWER YOUR QUESTIONS...........     8
NOTE CONCERNING FORWARD-LOOKING STATEMENTS...     8
SUMMARY OF THE PROXY STATEMENT...............     9
  The company................................     9
  The restructuring..........................    11
  Selected unaudited pro forma combined
    financial information....................    17
  Selected historical consolidated financial
    information..............................    20
  Selected historical consolidated financial
    information of CCA.......................    22
  Selected comparative per share data........    23
THE PRISON REALTY SPECIAL MEETING............    24
  Date, time and place Matters to be
    considered at the meeting................    24
  Record date and outstanding shares.........    24
  Quorum.....................................    24
  Voting method and proxies..................    25
  Revocability of proxy......................    25
  Required vote..............................    25
  Solicitation of proxies....................    26
  Abstentions; Broker non-votes..............    26
INFORMATION ABOUT OUR COMPANY................    27
  General....................................    27
  Recent developments........................    30
  Shareholder litigation.....................    43
  Business of Prison Realty following the
    completion of the restructuring..........    45
  Operations and business strategy...........    45
  Qualification of Prison Realty as a REIT
    for 1999.................................    54
THE RESTRUCTURING............................    67
  General....................................    67
  Background of the restructuring............    68
  Prison Realty's reasons for the
    restructuring; Recommendation of the
    Prison Realty board of directors.........    82

                                               PAGE
                                               ----
  Capital and liquidity resources of Prison
    Realty following completion of the
    restructuring............................    85
  Interests of directors, officers,
    affiliates and shareholders in the
    restructuring............................    86
  Ownership of Prison Realty common stock....    88
  Regulatory filings and approvals required
    for the restructuring....................    91
PROPOSAL 1
  PROPOSAL TO ADOPT THE ARTICLES OF AMENDMENT
    AND RESTATEMENT TO THE PRISON REALTY
    CHARTER..................................    93
    General..................................    93
    Charter amendments.......................    93
    Recommendation of the Prison Realty
      board..................................   106
PROPOSAL 2
  PROPOSAL TO APPROVE THE MERGER OF PRISON
    REALTY WITH CORRECTIONS CORPORATION OF
    AMERICA..................................   107
    General..................................   107
    Reason for approval......................   107
    The merger...............................   108
    Recommendation of the Prison Realty
      board..................................   117
SHAREHOLDER PROPOSALS FOR 2000 ANNUAL
  MEETING....................................   118
OTHER MATTERS................................   118
WHERE YOU CAN FIND MORE INFORMATION..........   118
  Available information......................   118
  Incorporation of certain documents by
    reference................................   119
INDEX TO FINANCIAL STATEMENTS................   F-1
APPENDICES
  Form of Articles of Amendment and Restatement....

                                               PAGE
                                               ----
  Agreement and Plan of Merger...........Appendix B
  Form of Series B Articles
    Supplementary........................Appendix C

                        QUESTIONS AND ANSWERS ABOUT THE
                          PRISON REALTY RESTRUCTURING

Q:   WHAT IS THE RESTRUCTURING?

A: Prison Realty Trust, Inc. ("Prison Realty") is proposing a comprehensive restructuring designed to address its current liquidity and capital constraints, simplify its corporate structure, create a new management team and satisfy certain conditions of its recently amended bank indebtedness. The restructuring includes:

-    combining Prison Realty and Corrections
     Corporation of America ("CCA"), Prison Realty's primary tenant and the operator and manager of the substantial majority of the correctional and detention facilities owned by Prison Realty, into a simplified corporate structure that will not be taxed as a real estate investment trust, or REIT, commencing with its 2000 taxable year;

-    amending Prison Realty's charter to
accommodate these transactions by increasing the amount of Prison Realty's authorized capital stock, removing provisions requiring Prison Realty to operate and qualify as a REIT and changing the name of the company to "Corrections Corporation of America;" and

-    selecting a new senior management team,
     including a new chief executive officer and chief financial officer.

Q:   WHAT AMENDMENTS TO PRISON
     REALTY'S CHARTER ARE REQUIRED TO COMPLETE THE RESTRUCTURING?

A: The Prison Realty restructuring cannot be completed unless Prison Realty effects certain amendments to its charter, including:

- removing ownership limitations and other provisions relating to Prison Realty's REIT status;

-    changing Prison Realty's name to
"Corrections Corporation of America;" and

- increasing the authorized capital stock of Prison Realty.

Q:   WHAT ARE THE TERMS OF PRISON
     REALTY'S MERGER WITH CCA?

A:   CCA will be merged with and into CCA
     Acquisition Sub, Inc., a wholly-owned subsidiary of Prison Realty, with this subsidiary being the surviving corporation. Shareholders of CCA at the time of the merger other than Prison Realty will receive shares of Prison Realty's common stock as consideration in the merger. The shares of Prison Realty common stock received by CCA shareholders who are wardens of the facilities operated by CCA will be subject to forfeiture under a restricted stock plan, and shares received by CCA shareholders who are management of CCA or Prison Realty will be subject to certain resale prohibitions.

     Immediately prior to the merger, Prison Realty will purchase the shares of CCA common stock held by the Baron Asset Fund, the holder of 16.9% of CCA's outstanding capital stock, for non-cash consideration consisting of shares of Prison Realty common stock valued at $8.0 million. In consideration for Baron's consent to the merger (as necessary in order to effectuate the merger), Baron required that Prison Realty also issue to Baron warrants to purchase $3.0 million in shares of Prison Realty common stock. Prison Realty is currently negotiating with Sodexho Alliance, S.A., the holder of 16.9% of CCA's outstanding capital stock, with respect to the purchase of the shares of CCA common stock held by it. Prison Realty indicated to Sodexho that it was willing to satisfy its previous agreement to purchase the CCA shares in the form of Prison Realty common stock valued at $8.0 million as required by Prison Realty's amended bank credit facility. Sodexho has informed Prison Realty that Sodexho believes it should receive the same aggre-gate consideration as Prison Realty agreed to pay Baron. The merger agreement provides that Sodexho would receive fewer shares of Prison Realty common stock in the merger pursuant to the exchange ratio set forth in the merger agreement. Prison Realty intends to continue negotiations with Sodexho regarding its purchase of the CCA common stock held by Sodexho. In the event Prison Realty does not acquire such shares prior to the merger, there can be no assurance that Sodexho will vote the CCA common stock held by it in favor of the merger or the Prison Realty common stock held by it in favor of the charter amendments and the merger and related transactions.

     Prison Realty will also purchase shares of CCA common stock held by former executive officers of Prison Realty for $800,000 cash pursuant to the terms of certain severance agreements with such officers.

     In the event Prison Realty purchases all of the shares of CCA common stock held by both Baron and Sodexho prior to the merger, Prison Realty will issue shares of its common stock valued at approximately $10.6 million as consideration in the merger. In the event Prison Realty purchases only the shares of CCA common stock held by Baron prior to the merger, Prison Realty will issue shares of its common stock valued at approximately $13.8 million as consideration in the merger.

     As a result of the merger, Prison Realty will also assume all of CCA's outstanding indebtedness at the time of the merger, and certain agreements between the parties providing for payments from one party to the other will be canceled or otherwise be of no further force and effect.

Q:   WHAT IS THE PROPOSED
STRUCTURE OF PRISON REALTY AFTER THE MERGER?

A: Upon completion of Prison Realty's merger with CCA and the restructuring of Prison Realty, Prison Realty will hold 100% of the issued and outstanding capital stock of CCA Acquisition Sub, Inc., the successor by merger to CCA. As a result, Prison Realty, through itself and this subsidiary, will own and operate correctional and detention facilities, including operating those facilities currently operated by CCA.

     The terms of Prison Realty's recently announced amended bank credit facility permit Prison Realty to combine with the two service companies which currently manage certain government-owned prison and jail facilities for non-cash merger consideration not to exceed $12.6 million. A maximum of $10.6 million in non-cash consideration may be paid to outside, non-warden shareholders of the service companies. Prison Realty has initiated discussions with representatives of the service companies regarding a merger of the two service companies into wholly-owned subsidiaries of Prison Realty; however, no assurance can be given that any agreement will be reached with respect to such combination.

     In the event the service companies are not combined with Prison Realty, Prison Realty will maintain its ownership of 100% of the non-voting common stock of the two service companies which entitles Prison Realty to receive 95% of each service company's net income, as defined, in the form of dividends. Prison Realty and its subsidiaries will also provide administrative services for the service companies for a cash fee and will license the use of the CCA name to the service companies under the terms of CCA's existing agreements with the service companies.

Q:   AS A PRISON REALTY
SHAREHOLDER, HOW WILL THE RESTRUCTURING AFFECT ME?

A:   As a taxable C corporation commencing
     with its 2000 taxable year, Prison Realty will no longer be required to pay 95% of its taxable income to its shareholders as dividends but instead will be able to retain its earnings and reinvest them in its business. Prison Realty will, however, elect to be taxed as a REIT for the 1999 taxable year and, in satisfaction of its distribution requirements, will distribute to all of its common shareholders approximately $150.0 million of series B convertible preferred stock. The record date for determination of common shareholders entitled to receive the preferred stock distribution in satisfaction of Prison Realty's remaining 1999 REIT distribution requirements is expected to be during the third quarter of 2000, but in any event after the date of the special meeting, with the distribution to be made prior to December 31, 2000. Prison Realty does not intend to pay any cash dividends on its common stock in the foreseeable future, including any cash dividends in order to maintain its status as a REIT for 1999.

Q:   DOES PRISON REALTY INTEND TO
     ELECT TO BE TAXED AS A REIT FOR ITS 1999 TAXABLE YEAR?

A: Yes. In accordance with the provisions of Prison Realty's charter, Prison Realty will elect to be taxed and to qualify as a REIT with respect to its 1999 taxable year. In order to satisfy its remaining 1999 REIT distribution requirements, Prison Realty will distribute to its common shareholders shares of its series B convertible preferred stock having a value of approximately $150.0 million. The series B convertible preferred stock will provide for dividends payable in additional shares of series B convertible preferred stock at a rate of 12% per year for the first three years following the shares' issuance and cash dividends at a rate of 12% per year thereafter, payable quarterly in arrears. Shares of the series B convertible preferred stock will be callable by Prison Realty at any time after six months following a date which is the later of (i) three years from the issuance of the series B convertible preferred stock or (ii) the 91st day following the redemption of Prison Realty's 12% senior notes, due 2006, at a price per share equal to the stated amount per share, plus any accrued dividends. The shares of series B convertible preferred stock will be convertible into shares of Prison Realty common stock during two separate conversion periods (the first consisting of a 10 business day period commencing on the sixth business day following issuance and the second consisting of a 10 business day period ending 90 calendar days following issuance), at a conversion price based on average closing prices of Prison Realty's common stock on the NYSE during the 10 trading days ending one day prior to conversion.

     Prison Realty believes that the distribution of the series B preferred stock will satisfy its remaining REIT distribution requirements for 1999. There can be no assurance, however, that such distribution will ultimately satisfy the REIT requirements, or that additional distributions will not be required at a later time. In the event Prison Realty does not satisfy its distribution requirements through the issuance of the series B preferred stock or another security, Prison Realty will be required to make its required REIT distribution in cash. Prison Realty does not have the resources to pay such distribution in cash, and, under the terms of its existing bank credit facility, such cash dividend payments are explicitly prohibited. Moreover, if Prison Realty is otherwise unable to qualify as a REIT with respect to its 1999 taxable year, Prison Realty will be required to pay federal income tax on its earnings at ordinary corporate rates, which is currently estimated to be as much as $100.0 million.

Q:   WHO WILL MANAGE THE
RESTRUCTURED COMPANY?

A: Prison Realty has begun a search for a new chief executive officer and will begin a search for a new chief financial officer. Several candidates have been identified and interviews have begun. The selection process will be finalized as expeditiously as possible. Doctor R. Crants, the current chief executive officer of Prison Realty, will resign or be terminated once a new chief executive officer has been appointed. The

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


     search for the new chief financial officer will be undertaken after the selection of a new chief executive officer. Thomas W. Beasley, the current chairman of Prison Realty's board of directors and a founder of Prison Realty's predecessor company, will continue to serve as chairman.

     Prison Realty's board of directors currently consists of seven members, including three independent directors, two of whom serve on the Independent Committee of Prison Realty's board of directors. Upon completion of the restructuring, Prison Realty's board of directors will be restructured by increasing the size of the existing board of directors and appointing one or more additional directors to the newly created vacancies. In addition, certain existing directors, including Doctor R. Crants, are expected to resign, allowing the appointment of one or more new directors to the vacancies created by the resignations. Under Maryland law, each of these new directors must stand for election at the next annual meeting of shareholders following their appointment. It is expected that the Prison Realty 2000 annual meeting will be held in November 2000.

Q:   WHAT HAS HAPPENED WITH THE
     PREVIOUSLY ANNOUNCED RESTRUCTURING INVOLVING PACIFIC LIFE?

A:   On June 30, 2000, Prison Realty, CCA,
     PMSI and JJFMSI executed an agreement with Pacific Life Insurance Company mutually terminating the securities purchase agreement regarding a series of restructuring transactions, including a combination of Prison Realty with CCA and the service companies and an equity investment in Prison Realty by Prison Realty's common shareholders through a $200.0 million common stock rights offering, backstopped 100% by Pacific Life. Based on, among other things, requests from Pacific Life for certain information and Pacific Life's preliminary analysis of the terms and conditions of Prison Realty's restructured bank credit facility, the board of directors of each of the companies concluded that certain conditions to Pacific Life's obligations to complete the restructuring transactions contained in the Pacific Life securities purchase agreement were unlikely to be satisfied, including a condition that Prison Realty refinance or renew its bank credit facility on terms satisfactory to Pacific Life. Moreover, the boards also considered the fact that under Prison Realty's amended bank credit facility, an event of default would occur if Prison Realty did not file this proxy statement on or before July 1, 2000. As a result, the boards of directors of the companies and Pacific Life determined to terminate the securities purchase agreement.

Q:   WILL PRISON REALTY COMPLETE A
     COMMON STOCK RIGHTS OFFERING IN CONNECTION WITH THE RESTRUCTURING?

A: Under the terms of Prison Realty's recently amended bank credit facility, Prison Realty is required to use its commercially reasonable efforts to complete a rights offering of Prison Realty's common stock on or before December 31, 2000. Prison Realty expects to meet this requirement. If Prison Realty does not meet this requirement, an event of default will occur under the terms of the facility.

Q:   WHAT ARE THE CONSEQUENCES OF
     PRISON REALTY NOT COMPLETING THE RESTRUCTURING?

A: The failure of Prison Realty to complete the restructuring will constitute an event of default under the terms of Prison Realty's bank indebtedness, and, as a result, will cause a default under the terms of its other indebtedness. In the event the restructuring is not completed, Prison Realty would be required to renegotiate the terms of its bank and other indebtedness on potentially significantly less favorable terms. In the alternative, Prison Realty may be required to seek protection under the federal bankruptcy laws. No assurance, however, can be given that any renegotiation of the terms of Prison Realty's bank and other indebtedness could be accomplished absent the restructuring or that such a renegotiation would be determined by the Prison Realty board to be more advantageous to Prison Realty and its shareholders than seeking protection under the federal bankruptcy laws.

Q:   WHAT ARE THE ADVANTAGES OF
     COMPLETING THE RESTRUCTURING?

A: Throughout the process of considering all of the strategic alternatives available to Prison Realty, including the previously announced equity proposals, Prison Realty's board has maintained that a combination of Prison Realty and CCA provides a simplified and more stable corporate and financial structure and creates the most value for Prison Realty shareholders by allowing Prison Realty to retain earnings and use capital for growth opportunities and by eliminating potential conflicts of interest which have harmed Prison Realty's credibility in the capital markets.

     In addition, the restructuring satisfies the requirement contained in Prison Realty's recently obtained waiver and amendment with respect to its senior bank indebtedness.

     The restructuring allows for combined cash flows from operations to service the immediate financial and liquidity needs of Prison Realty and CCA, on which Prison Realty's financial health depends, versus the restrictions on the use of cash on a separate company basis. The restructuring also enhances management through the addition of a new chief executive office and chief financial officer.

Q:   WHAT ARE THE DISADVANTAGES
     OF COMPLETING THE RESTRUCTURING?

A:   Prison Realty will issue up to approximately
     7.6 million shares of its common stock to the existing holders of CCA common stock, including Baron and Sodexho, immediately prior to and as a result of the merger. In addition, in consideration for Baron's consent to the merger, Prison Realty will issue warrants to purchase approximately 862,000 shares of its common stock to Baron in consideration for its consent to the merger. As a result, the existing shareholders of CCA will hold approximately 5.8% of Prison Realty's common stock upon completion of the merger, on a fully diluted basis, causing dilution to current shareholders of Prison Realty.

     In addition, the obligation of the combined company to pay corporate income taxes as a C corporation in cash beginning in 2000 will place significant demands on the combined company's liquidity.

Q:   WHEN DO YOU EXPECT THE
     RESTRUCTURING TO BE COMPLETED?

A:   As required by Prison Realty's recently
     amended credit facility, we expect the restructuring, if approved, will be completed on or before September 15, 2000.

Q:   WHAT DO I NEED TO DO NOW?

A: After carefully reading this proxy statement and making a decision about the charter amendments, the merger and the related restructuring, you should mark on your proxy card how you want to vote, and sign and mail the proxy card in the enclosed return envelope as soon as possible so your shares may be represented at the special meeting.

Q:   WHAT IF I DO NOT VOTE?

A: If you sign and send in your proxy, but do not mark how you want to vote, your proxy will be counted as a vote in favor of each of the proposals. Because the proposal to approve the charter amendments requires the approval of the holders of two-thirds of Prison Realty's common stock and the proposal to approve the merger and certain related transactions requires the approval of the merger by a majority of all votes cast at the meeting, provided that the holders of at least 50% of Prison Realty common stock cast votes at the special meeting, if you do not vote or if you abstain, the effect will be a vote against the charter amendments and the merger and related transactions and may prevent Prison Realty from completing the transactions described in this proxy statement.

Q:   CAN I CHANGE OR REVOKE MY
     PROXY?

A:   You may attend the special meeting and
     vote your shares in person, rather than signing and mailing your proxy card. In addition, you may revoke your proxy up to and including the day of
     such meeting by following the directions on page   of this proxy statement,
     and you may either change your vote or attend the meeting and vote in person.

Q:   IF MY PRISON REALTY SHARES ARE
     HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares, according to the procedure directed by your broker. If your broker does not receive instructions from you, your shares will not be voted.

                       WHO CAN HELP ANSWER YOUR QUESTIONS

  If you have more questions about the restructuring transactions, you should contact:

                           Prison Realty Trust, Inc.
                           10 Burton Hills Boulevard
                           Nashville, Tennessee 37215
                    Attention: Investor Relations Department
                        Telephone Number: (615) 263-0200

If you would like additional copies of this proxy statement, you should contact:

                             D.F. King & Co., Inc.
                                77 Water Street
                            New York, New York 10005
                                 (212) 269-5550

                   NOTE CONCERNING FORWARD-LOOKING STATEMENTS

     This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of Securities Exchange Act of 1934, as amended. These statements include statements with respect to Prison Realty's financial condition, results of operations and business and the expected impact of the transactions described in this proxy statement on Prison Realty's financial performance. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and similar expressions identify forward-looking statements.

     These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include:

     - the possibility that all or a part of the restructuring transactions will not be completed;

     - the possibility that the anticipated benefits from the restructuring transactions will not be fully realized; and

     - other risks as may be detailed from time to time in Prison Realty's public announcements and filings with the U.S. Securities and Exchange Commission, or the SEC.

     Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

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


                         SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the transactions fully and for a more complete description of the legal terms of the transactions, you should read carefully this entire document and the documents to which we have referred you. See "Where You Can Find More Information" on
pages   and   . We have included page references to direct you to a more complete description of the topics presented in this summary.

                                  THE COMPANY

PRISON REALTY TRUST, INC.
10 Burton Hills Boulevard
Nashville, Tennessee 37215
615-263-0200
www.prisonreit.com

BUSINESS AND OPERATIONS

     Prison Realty's existing business is the ownership of correctional and detention facilities. The company currently finances, designs, constructs and renovates new and existing jails and prisons that it leases to both private prison managers and government agencies.

     At June 28, 2000, Prison Realty owned, or was in the process of developing, 50 correctional and detention facilities and of which 45 facilities were operating, two were under construction or expansion and three were in the planning stages. At June 28, 2000, Corrections Corporation of America, or CCA, the company's primary tenant, leased 36 of Prison Realty's facilities, government agencies leased six of Prison Realty's facilities, and other private operators leased three of Prison Realty's facilities. In addition, at June 28, 2000, Prison Realty owned two corporate office buildings, one of which is leased to CCA and one of which is leased to TransCor America LLC, a wholly-owned subsidiary of CCA.

     Prison Realty has entered into lease agreements with CCA with respect to the correctional and detention facilities owned by Prison Realty and operated by CCA, as well as a series of additional agreements relating to the payment of certain fees by Prison Realty to CCA. As described in more detail herein under the heading "Information About Our Company -- Recent developments," as the result of the companies' financial condition and in order to address the liquidity needs of each of the companies prior to the completion of the restructuring transactions described in this proxy statement, Prison Realty and CCA have amended the terms of the lease agreements to defer a substantial portion of the rental payments due to Prison Realty thereunder and amended the terms of the other agreements to defer payments due to CCA thereunder. Additionally, pursuant to the terms of a subordination agreement between Prison Realty, CCA and their respective bank lenders, CCA has deferred the payment of interest due to Prison Realty under the terms of a $137.0 promissory note payable to Prison Realty. Prison Realty also owns 9.5% of the capital stock, consisting of non-voting common stock, of CCA. In addition, Prison Realty owns 100% of the non-voting common stock of Prison Management Services, Inc., or PMSI, and Juvenile and Jail Facility Management Services, Inc., or JJFMSI, both of which are privately-held service companies which manage certain government-owned prison and jail facilities under the "Corrections Corporation of America" name. As the owner of the non-voting common stock of the service companies, Prison Realty is entitled to receive 95% of each company's net income, as defined, as dividends.

     If the restructuring of Prison Realty described in this proxy statement is completed, Prison Realty, by itself and through its subsidiaries, will be in the business of owning and operating correctional and detention facilities, including operating those facilities currently operated by CCA. As permitted by the terms of Prison Realty's recently amended credit facility, Prison Realty has initiated discussions with

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


PMSI and JJFMSI regarding the combination of such companies with and into a wholly-owned subsidiary of Prison Realty. No assurance can be given that any agreement will be reached with respect to such combination. In the event PMSI and JJFMSI are not merged into Prison Realty, PMSI and JJFMSI will continue to operate those facilities currently operated by them, and Prison Realty will continue to be entitled to receive 95% of each service company's net income, as defined, as cash dividends on the shares owned by them, notwithstanding the completion of the restructuring.

QUALIFICATION OF PRISON REALTY AS A REIT
FOR 1999

     Pursuant to the requirements of its charter, Prison Realty will elect and qualify to be taxed as a REIT for its taxable year ended December 31, 1999. In satisfaction of its remaining REIT distribution requirements for 1999, Prison Realty will distribute to all of its common shareholders $150.0 million of series B convertible preferred stock. The terms of the series B preferred stock provide for:

- for the first three years after issuance, quarterly dividends payable in additional shares of series B convertible preferred stock at a rate of 12% per year;

- following the first three years after issuance, cash dividends payable quarterly at a rate of 12% per year;

-    "callable" by Prison Realty (or allowing
     Prison Realty to repurchase such shares) at the stated amount of $25 per share, plus accrued dividends, at any time commencing six months following a date which is the later of (i) three years from the issuance of the series B convertible preferred stock and (ii) the 91st day following the redemption of Prison Realty's 12% senior notes, due 2006; and

- convertible at the option of the holder into shares of Prison Realty's common stock during two separate conversion periods (the first consisting of a 10 business day period commencing on the sixth business day following issuance and the second consisting of a 10 business day period ending 90 calendar days following issuance), at a conversion price based on average closing prices of Prison Realty's common stock on the NYSE during the 10 trading days ending one day prior to conversion.

Prison Realty's election and qualification to be taxed as a REIT with respect to its 1999 taxable year and the terms of the series B convertible preferred stock to be issued in connection therewith are more fully discussed in the section entitled "Information About Our Company -- Qualification of Prison Realty as a
REIT for 1999" on page   .

ADDITIONAL INFORMATION

     For additional information concerning Prison Realty, see the section
entitled "Information About Our Company" on page   . This includes important
information concerning recent developments, including information on transactions between Prison Realty and CCA, the provisions of Prison Realty's and CCA's outstanding indebtedness and certain outstanding shareholder litigation against the companies.

                               THE RESTRUCTURING

GENERAL

     Prison Realty is proposing a comprehensive restructuring designed to address its current liquidity and capital constraints, simplify its corporate structure, create a new management team and satisfy certain conditions of its recently amended bank indebtedness. The restructuring transactions include:

-    combining Prison Realty and CCA into a
     simplified corporate structure that will not be taxed as a real estate investment trust, or REIT, commencing with its 2000 taxable year;

-    amending Prison Realty's charter to
accommodate these transactions by increasing the amount of Prison Realty's authorized capital stock, removing provisions requiring Prison Realty to operate and qualify as a REIT and changing the name of the company to "Corrections Corporation of America;" and

-    selecting a new senior management team
     through the appointment of a new chief executive officer and chief financial officer.

THE AMENDMENTS TO PRISON REALTY'S CHARTER

     The Prison Realty restructuring cannot be completed unless Prison Realty effects the amendments to its charter as described below and in the section of this proxy statement entitled "Proposal to Adopt the Articles of Amendment and Restatement to the Prison Realty Charter -- Charter amendments." In connection with the restructuring, Prison Realty will amend its charter to make the following changes, among others:

-    remove ownership limitations and other
     provisions relating to Prison Realty's REIT status;

-    change Prison Realty's name to "Corrections
     Corporation of America;" and

- increase the authorized capital stock of Prison Realty.

     The articles of amendment and restatement to the Prison Realty charter are attached to this proxy statement as Appendix A. We encourage you to read them carefully. These amendments are more fully discussed in the section entitled "Proposal to Adopt the Articles of Amendment and Restatement to the Prison
Realty Charter -- Charter amendments" on page      .

THE MERGER

     As part of the restructuring, CCA will be merged with and into CCA Acquisition Sub, Inc., a wholly-owned subsidiary of Prison Realty, with the Prison Realty subsidiary being the surviving corporation in the merger. Shareholders of CCA at the time of the merger other than Prison Realty will receive shares of Prison Realty's common stock as the merger consideration, pursuant to the exchange ratio described in the merger agreement.

     Immediately prior to the merger, Prison Realty will purchase the shares of CCA common stock held by the Baron Asset Fund, the holder of 16.9% of CCA's outstanding capital stock, for non-cash consideration consisting of shares of Prison Realty common stock valued at $8.0 million (or approximately 2.3 million shares assuming a Prison Realty common stock price of $3.44 per share). As consideration for Baron's consent to the merger (as necessary in order to effectuate the merger) Baron required that Prison Realty issue to Baron warrants to purchase $3.0 million shares of Prison Realty common stock (or approximately 857,000 shares assuming a Prison Realty common stock price of $3.50 per share with respect to two-two thirds of the warrants and a Prison Realty common stock price of $3.44 per share with respect to one-third of the warrants). Prison Realty is currently negotiating with Sodexho Alliance, S.A., the holder of 16.9% of CCA's outstanding capital stock, with respect to the purchase of the shares of CCA common stock held by it. Prison Realty indicated to Sodexho that it was willing to satisfy its previous contractual obligation to purchase the CCA shares in the form of Prison Realty

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


common stock valued at $8.0 million as required by Prison Realty's amended bank facility. Sodexho has informed Prison Realty that it should receive the same aggregate consideration as Prison Realty agreed to pay Baron. The merger agreement provides that Sodexho would receive fewer shares of Prison Realty common stock in the merger pursuant to the exchange ratio set forth in the merger agreement. Prison Realty intends to continue negotiations with Sodexho regarding its purchase of the CCA common stock held by Sodexho. In the event Prison Realty does not acquire such shares prior to the merger, there can be no assurance that Sodexho will vote the CCA common stock held by it in favor of the merger or the Prison Realty common stock held by it in favor of the charter amendments and the merger and related transactions.

     Prison Realty will also purchase shares of CCA common stock held by former executive officers of Prison Realty for $800,000 cash pursuant to the terms of certain severance agreements with such officers.

     In the event Prison Realty purchases all of the shares of CCA common stock held by Barron and Sodexho prior to the merger, Prison Realty will issue shares of its common stock valued at approximately $10.6 million in the merger (or 3.0 million shares, equal to approximately 2.0% of Prison Realty's common stock, on a fully diluted basis, assuming a Prison Realty common stock price of $3.50 per share). In the event Prison Realty purchases only the shares of CCA common stock held by Baron prior to the merger, Prison Realty will issue shares of its common stock valued at approximately $13.8 million in the merger (or approximately 3.9 million shares, equal to approximately 2.7% of Prison Realty's common stock, on a fully-diluted basis assuming a Prison Realty common stock price of $3.50 per share).

     The exchange ratio for the merger depends on a formula using the average closing price of one share of Prison Realty's common stock on the NYSE for the five trading days ending two days prior to the closing date for the merger transaction. Therefore, the exchange ratio will not be known at the time of the special meeting.

     As a result of the merger, Prison Realty will also assume all of CCA's outstanding indebtedness at the time of the merger, and certain agreements between the parties providing for payments from one party to the other will be canceled or otherwise be of no further force and effect, including a $137.0 million promissory note from CCA to Prison Realty.

     The merger will be tax-free for those CCA shareholders who receive Prison Realty common stock at the time of the merger. The merger is expected to be accounted for as a "purchase" for financial accounting purposes, in accordance with generally accepted accounting principles.

     Prison Realty has agreed to use its best efforts to register the shares of Prison Realty's common stock issued to Baron and/or Sodexho as consideration for the purchase of CCA common stock prior to the merger under the Securities Act and these shares will not be subject to any contractual restrictions on transfer. Shares of Prison Realty's common stock owned by wardens of correctional facilities and received in the merger will be subject to vesting and forfeiture provisions under a restricted stock plan. Shares of Prison Realty's common stock owned by other CCA shareholders and received in the merger will be subject to restrictions on transfer that prohibit transfers for 180 days after the merger is completed. Transfers may be made according to the following percentages:

-    Up to 25% after 180 days;

-    Up to 50% after December 31, 2001;

-    Up to 75% after December 31, 2002; and

-    Up to 100% after December 31, 2003.

     The completion of the merger is subject to various conditions, including:

- receipt of approval of the merger by the shareholders of CCA, including the separate consent of Baron;

-    receipt of shareholder approval of Prison
     Realty's election not to be taxed as a

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


     REIT commencing with its 2000 taxable year, but instead electing to be taxed as a subchapter C corporation;

- Prison Realty's having purchased the shares of CCA common stock held by Baron; and

- obtaining certain required government and third-party consents.

     The merger agreement is attached to this proxy statement as Appendix B. We encourage you to read it carefully. The merger and related transactions are more fully discussed in the section entitled "Proposal to Approve the Merger of Prison Realty with Corrections Corporation of America -- The merger" on page
               .

RELATIONSHIP WITH THE SERVICE COMPANIES

     The terms of Prison Realty's recently amended bank credit facility permit Prison Realty to combine with PMSI and JJFMSI for non-cash consideration not to exceed $12.6 million. A maximum of $10.6 million in non-cash consideration may be paid to outside, non-warden stockholders of the service companies. Prison Realty has initiated discussion with representatives of PMSI and JJFMSI regarding a merger of the two companies with and into wholly-owned subsidiaries of Prison Realty in accordance with the terms of Prison Realty's bank indebtedness. Prison Realty expects that if it is able to negotiate the terms of such mergers that the terms of such mergers would, like the merger with CCA, provide for the exchange of shares of each service company's common stock for shares of Prison Realty common stock in the merger at an exchange ratio determined by a formula using the average closing price of Prison Realty common stock over a period of time immediately prior to such merger. No assurance, however, can be made that any agreement may be reached as to the service company mergers.

     In the event PMSI and JJFMSI are not merged with Prison Realty upon completion of the restructuring, Prison Realty will maintain its existing ownership of 100% of the non-voting common stock of PMSI and JJFMSI, which will entitle Prison Realty to continue to receive 95% of each company's net income, as defined, as cash dividends on such shares. In addition, Prison Realty and its subsidiaries will provide administrative services for the service companies for a cash fee under the terms of an existing administrative services agreement between CCA and the service companies. Prison Realty will also license the use of the CCA name to the service companies for a cash fee under the terms of an existing service mark and trade name use agreement between CCA and the service companies.

DIRECTORS AND EXECUTIVE OFFICERS OF PRISON REALTY FOLLOWING THE RESTRUCTURING

     Prison Realty's board of directors currently consists of seven members, including three independent directors, two of whom serve on the Independent Committee of the board of directors. Upon completion of the restructuring, Prison Realty's board of directors will be restructured by increasing the size of the existing board of directors and appointing one or more additional directors to the newly created vacancies. In addition, certain existing directors, including Doctor R. Crants, are expected to resign, allowing the appointment of one or more directors to the vacancies created by the resignations. Under Maryland law, each of these new directors must stand for election at the next annual meeting of shareholders following their appointment. It is expected that the Prison Realty 2000 annual meeting will be held in November 2000.

     Prison Realty has begun a search for a new chief executive officer and will begin a search for a new chief financial officer. Several candidates have been identified and interviews have begun. The selection process will be finalized as expeditiously as possible. Doctor R. Crants, the current chief executive officer of Prison Realty, will resign or be terminated once a new Prison Realty chief executive officer has been appointed. The search for the new chief financial officer will be undertaken after the selection of a new chief executive officer. Thomas W. Beasley, the current chairman of Prison Realty's board of directors, will continue to serve as chairman.

     For a more complete description of the changes in the management of Prison Realty, see the sections entitled "The Restructuring -- Interests of directors, officers, affiliates and shareholders in the restructuring" and "Proposal to Adopt the Articles of Amendment and Restatement to the Prison Realty Charter --
Charter amendments" on page      .

PRISON REALTY'S REASONS FOR THE RESTRUCTURING; RECOMMENDATION OF THE PRISON REALTY BOARD OF DIRECTORS

     The Prison Realty board believes that the restructuring:

-    provides a simplified and more stable
corporate and financial structure that will create the most value for Prison
     Realty shareholders by allowing Prison Realty to retain earnings and use capital for growth opportunities and by eliminating potential conflicts of interest which have harmed Prison Realty's credibility in the capital markets;

- represents the only available alternative to Prison Realty which satisfies the requirements contained in Prison Realty's recently obtained waiver and amendment with respect to its senior bank indebtedness;

-    addresses the immediate financial and
     liquidity needs of Prison Realty as well as the financial needs of CCA on which Prison Realty's financial health depends;

-    enhances management; and

- provides a more attractive alternative for Prison Realty than seeking relief under the federal bankruptcy laws.

     For a more detailed description of these reasons, see the section entitled "The Restructuring -- Prison Realty's reasons for the restructuring;
Recommendation of the Prison Realty board of directors" on page      .

RISKS OR DISADVANTAGES OF THE RESTRUCTURING

     The restructuring may have negative consequences to Prison Realty and its shareholders, including:
- the issuance of shares of Prison Realty's common stock or warrants to purchase shares of Prison Realty's common stock to shareholders of CCA, including Baron and Sodexho, in connection with the merger will dilute the net income per share of the combined company and will decrease the ownership and voting power of Prison Realty's existing shareholders;

-    the significant demands on the combined
     company's liquidity as the result of the obligation of the company to pay corporate income taxes as a subchapter C corporation in cash; and

- the requirement of a significant portion of time and attention of the management of Prison Realty and CCA.

     For a more complete description of the risks or disadvantages of completing the restructuring, see the section entitled "The Restructuring -- Prison Realty's reasons for the restructuring; Recommendation of the Prison Realty
board of directors" on page      .

RISKS OR DISADVANTAGES OF NOT COMPLETING THE RESTRUCTURING

     If the restructuring is not completed, Prison Realty and its shareholders will be subject to negative consequences, including:

- the continuation of the existing structure would require Prison Realty to rely on CCA as its primary tenant to fund Prison Realty's operations notwithstanding CCA's existing financial condition;

-    a default under the terms of Prison
     Realty's bank indebtedness which would require Prison Realty to attempt to renegotiate the terms of its existing bank indebtedness on possibly significantly less favorable terms, and there is no assurance that such a restructuring could be accomplished or that such a restructuring would be a better alternative for Prison Realty than seeking protection under the federal bankruptcy laws; and

- a debt restructuring on less favorable terms or a decision to seek protection under the federal bankruptcy laws could have a material adverse impact on Prison Realty's and CCA's business.

     For a more complete description of the risks or disadvantages of not completing the restructuring, see the section entitled "The
Restructuring -- Prison Realty's reasons for the restructuring; Recommendation
of the Prison Realty board of directors" on page   .

OUR RECOMMENDATION

     The board of directors of Prison Realty believes that the restructuring is in the shareholders' best interest and recommends that you vote for approval of the charter amendments and the merger and related transactions described in this proxy statement.

INTERESTS OF DIRECTORS, OFFICERS, AFFILIATES AND CERTAIN SHAREHOLDERS IN THE RESTRUCTURING

     When considering the recommendations of the Prison Realty board of directors, you should be aware that some of the directors, officers, affiliates and shareholders of Prison Realty have interests in the restructuring that are different from, or in addition to, your interests. These interests include:

- Prison Realty's proposed issuance of shares of Prison Realty common stock valued at approximately $8.0 million to Sodexho immediately prior to the completion of the merger as consideration for the purchase of shares of CCA stock held by Sodexho. A representative of Sodexho currently serves as a director of Prison Realty and may continue to serve as a director of the combined company;

- Prison Realty will issue restricted shares of its common stock in the merger to certain members of Prison Realty's management, including J. Michael Quinlan and Vida H. Carroll, who hold shares of CCA common stock;
- Mr. Beasley will continue to serve as the chairman of the board of directors of Prison Realty upon completion of the restructuring;

- Executives including D. Robert Crants, III, former president of Prison Realty, and Michael W. Devlin, former chief operating officer of Prison Realty, received severance benefits in connection with their resignation. D. Robert Crants, III and Michael W. Devlin received payments of approximately $533,750 each for the purchase of a portion of their CCA common stock and to satisfy amounts owed to them under the terms of their respective employment contracts, which payment has been applied to reduce principal outstanding under $1.0 million loans from Prison Realty to each of Mr. Crants, III and Mr. Devlin. Under the original terms of these severance arrangements, CCA was to purchase the initial portion of the shares of CCA common stock by Messrs. Crants, III and Devlin. Because of certain restrictions on CCA's ability to repurchase these shares, these obligations were assigned to and assumed by Doctor R. Crants, who purchased the shares from Messrs. Crants, III and Devlin for $600,000 cash with the proceeds of a loan from PMSI. Prison Realty expects to pay $100,000 each to Mr. Crants, III and Mr. Devlin to purchase the remaining portion of their CCA common stock prior to the merger, which payment will be applied to further reduce the outstanding loan balance. Prison Realty also expects to pay $600,000 to Doctor R. Crants for the CCA shares acquired by him from Messrs. Crants, III and Devlin. Doctor R. Crants will use all of such funds to repay the loan to PMSI; and

- Other executives of Prison Realty and CCA, including Doctor R. Crants, Vida W. Carroll and Darrell K. Massengale are anticipated to receive certain benefits in connection with their employment, or the termination thereof.

     For a more complete description of the interests of related persons in the restructuring,
                                       15
see the section entitled "The Restructuring -- Interests of directors, officers,
affiliates and shareholders in the restructuring" on page   .

THE REQUIRED VOTE

     You are entitled to vote at the Prison Realty special meeting if you owned
Prison Realty common stock on           , 2000. You will have one vote for each
share of Prison Realty common stock that you owned on           , 2000. The
holders of two-thirds of the outstanding shares of Prison Realty common stock must approve the amendments to Prison Realty's charter. Prison Realty is seeking the affirmative vote of the holders of a majority of all votes cast on the proposal, provided that at least the holders of 50% of Prison Realty's common stock cast votes at the special meeting, to approve the merger and related transactions.

     As of June 19, 2000, directors and executive officers of Prison Realty and their affiliates including Sodexho, held approximately 12.9% of the voting power of Prison Realty.

     The directors and officers and their affiliates, excluding Sodexho and one member of the Prison Realty board of directors who is an affiliate of Sodexho, held approximately 4.1% of the outstanding shares entitled to vote on the transactions and have indicated that they will vote their shares in favor of the charter amendments and the merger and related transactions.

     This summary may not contain all of the information that is important to you. You should read this entire proxy statement and the documents to which we refer carefully for a more complete understanding of the transactions. In particular, you should read the documents attached to this proxy statement, including the articles of amendment and restatement, which is attached as Appendix A, the merger agreement, which is attached as Appendix B, and the series B articles supplementary, which are attached as Appendix C.

                           PRISON REALTY TRUST, INC.

          SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

     The following table sets forth certain selected unaudited combined pro forma financial information as of and for the three months ended March 31, 2000 and for the year ended December 31, 1999.

     The selected unaudited pro forma combined financial information as of and for the three months ended March 31, 2000 and for the year ended December 31, 1999 presents the pro forma effects of the merger of Prison Realty and CCA as well as certain effects of the Waiver and Amendment to Prison Realty's bank credit facility and other financing transactions (as discussed below) related to Prison Realty's outstanding $40 million, 9.5% and $30 million, 7.5% convertible notes.

     The merger transactions will be accounted for as the purchase of CCA by Prison Realty. As such, Prison Realty will be treated as the acquiring company for financial reporting purposes. The general provisions of the purchase method of accounting prescribe that: (1) CCA assets and liabilities be recorded at fair market value, as required by Accounting Principles Board Opinion No. 16; and (2) Prison Realty's assets and liabilities be carried forward at historical cost.

     The purchase method of accounting prescribes that the assets and liabilities owned by CCA be adjusted to estimated fair market value with any excess of cost over fair value being recorded as goodwill and other intangible assets to be amortized over the respective life of the intangibles. The fair market values of the assets and liabilities of CCA have been determined based upon preliminary estimates and are subject to change as additional information is obtained. Management does not anticipate that the preliminary allocation of purchase costs based upon the estimated fair market value of the assets and liabilities will materially change; however, the allocation of purchase costs reflected in the following selected unaudited pro forma combined financial information is subject to final determination and may differ from the amounts ultimately determined.

     In connection with the proposed merger agreement, Prison Realty has negotiated a Waiver and Amendment to its bank credit facility that, among other terms and requirements discussed herein, removes the existing additional 2% default rate of interest applied to the outstanding balance of Prison Realty's bank credit facility and applies the original interest rates to the bank credit facility subsequent to completion of the merger transactions. In addition, Prison Realty has initiated other financing transactions whereby Prison Realty has negotiated separate waivers of default with holders of Prison Realty's $40 million, 9.5% and $30 million, 7.5% convertible notes. In connection with the waivers obtained by Prison Realty associated with the 9.5% and 7.5% convertible notes, Prison Realty will not be subject to a significant default rate of interest under the $40 million, 9.5% convertible notes, but Prison Realty will have to pay an additional 0.5% interest rate to the holders of each of the 9.5% and 7.5% convertible notes subsequent to the completion of the merger transactions. Prison Realty incurred approximately $10.4 million in additional loan costs to obtain the Waiver and Amendment and to complete the other financing transactions. Due to the expected significant effects of the Waiver and Amendment and other financing transactions to Prison Realty's financial statements subsequent to the merger, Prison Realty has elected to present the pro forma effects of the Waiver and Amendment and other financing transactions as if the bank credit facility, the $40 million, 9.5% convertible notes and the $30 million, 7.5% convertible notes had been refinanced.

     The selected unaudited pro forma combined operating data is presented as if the merger transactions and effects of the Waiver and Amendment and other financing transactions had occurred as of the beginning of the period indicated and therefore incorporates certain assumptions that are included in the Notes to Pro Forma Combined Statements of Operations included elsewhere herein. The selected unaudited pro forma combined balance sheet data is presented as if the merger
                                       17

                           PRISON REALTY TRUST, INC.

          SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
                                  (CONTINUED)

transactions, the effects of the Waiver and Amendment and other financing transactions had occurred on March 31, 2000 and therefore incorporates certain assumptions that are included in the Notes to Pro Forma Combined Balance Sheet included elsewhere herein. The pro forma information does not purport to represent what Prison Realty's financial position or results of operations actually would have been had the merger transactions, Waiver and Amendment or other financing transactions, in fact, occurred on such date or at the beginning of the period indicated, or to project Prison Realty's financial position or results of operations at any future date or for any future period.
                                       18

                           PRISON REALTY TRUST, INC.

          SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
                                  (CONTINUED)

                                                                              THREE MONTHS
                                                               YEAR ENDED        ENDED
                                                              DECEMBER 31,     MARCH 31,
                                                                  1999            2000
                                                              ------------    ------------
                                                                 (IN THOUSANDS, EXCEPT
                                                                   PER SHARE AMOUNTS)
OPERATING DATA:
Revenues:
  Management and other......................................   $ 491,230       $  137,952
  Rental....................................................       9,580            2,460
                                                               ---------       ----------
                                                                 500,810          140,412
                                                               ---------       ----------
Expenses:
  Operating.................................................     382,358          105,485
  Lease.....................................................       2,473              977
  General and administrative................................      39,303            8,702
  Impairment loss...........................................      76,433               --
  Depreciation and amortization.............................      56,550           15,909
                                                               ---------       ----------
                                                                 557,117          131,073
                                                               ---------       ----------
Operating income............................................     (56,307)           9,339
  Equity earnings in subsidiaries and amortization of
     deferred gain..........................................     (22,886)          (6,113)
  Interest expense, net.....................................      52,234           26,566
  Write-off of loan costs...................................      14,567               --
  Loss on disposal of assets................................       1,995               --
                                                               ---------       ----------
Loss before income taxes....................................    (102,217)         (11,114)
Provision (benefit) for income taxes........................     (36,465)          (3,146)
                                                               ---------       ----------
Net loss....................................................     (65,752)          (7,968)
Dividends to preferred shareholders -- A....................       8,600            2,150
Dividends to preferred shareholders -- B....................      17,413            4,462
                                                               ---------       ----------
Net loss available to common shareholders...................   $ (91,765)      $  (14,780)
                                                               =========       ==========
Net loss per common share:
  Basic.....................................................   $   (0.73)      $    (0.12)
  Diluted...................................................   $   (0.73)      $    (0.12)
Weighted average common shares outstanding, basic...........     124,853          128,151
Weighted average common shares outstanding, diluted.........     124,853          128,151
BALANCE SHEET DATA (AT PERIOD END):
  Total current assets......................................                   $  149,901
  Total assets..............................................                    2,765,640
  Current portion of long-term debt.........................                       12,267
  Long-term debt, net of current portion....................                      991,384
  Senior notes..............................................                      100,000
  Total liabilities.........................................                    1,507,816
  Stockholders' equity......................................                    1,257,834

                           PRISON REALTY TRUST, INC.

             SELECTED HISTORICAL CONSOLIDATED FINANCIAL INFORMATION

     The following table sets forth (i) selected consolidated historical financial data of Prison Realty (formerly Prison Realty Corporation) as of December 31, 1995, 1996 and 1997 and for each year in the two-year period ending December 31, 1996, before giving effect to the merger transaction, the Waiver and Amendment and other financing transactions, which has been derived from the audited consolidated financial statements of Prison Realty as of December 31, 1995, 1996 and 1997, and for each year in the two year period ended December 31, 1996, not included or incorporated by reference herein, (ii) selected consolidated historical financial data as of December 31, 1998 and 1999, and for each year in the three year period ended December 31, 1999, before giving effect to the merger transaction, the Waiver and Amendment and other financing transactions, which has been derived from the audited consolidated financial statements of Prison Realty as of December 31, 1998 and 1999, and for each year in the three year period ending December 31, 1999, incorporated by reference herein, and (iii) selected consolidated historical financial data as of and for the three months ended March 31, 2000, before giving effect to the merger transaction, the Waiver and Amendment and other financing transactions, which has been derived from Prison Realty's unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2000, incorporated by reference herein. Due to the requirements of reverse acquisition accounting applied to the 1999 merger, the historical operating results of Prison Realty for all periods prior to January 1, 1999 reflect the operating results of old Corrections Corporation of America.

     All information contained in the following table should be read in conjunction with Prison Realty's consolidated financial statements (including the notes thereto), Prison Realty's Unaudited Condensed Financial Statements, Prison Realty's "Management's Discussion and Analysis of Financial Condition and Results of Operations," and Prison Realty's Unaudited Pro Forma Combined Financial Statements incorporated by reference herein.
                                       20

                           PRISON REALTY TRUST, INC.

                   SELECTED HISTORICAL FINANCIAL INFORMATION

                                                                                                         THREE MONTHS
                                                              YEARS ENDED DECEMBER 31,                      ENDED
                                              --------------------------------------------------------    MARCH 31,
                                                1995       1996       1997        1998         1999          2000
                                              --------   --------   --------   ----------   ----------   ------------
                                                             (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
OPERATING DATA:
Revenues:
  Management and Other......................  $207,241   $292,513   $462,249   $  662,059   $       --    $       --
  Rental....................................        --         --         --           --      270,134        11,460
  Licensing fees............................        --         --         --           --        8,699         2,576
  Interest..................................        --         --         --           --        6,885         3,312
                                              --------   --------   --------   ----------   ----------    ----------
                                               207,241    292,513    462,249      662,059      285,718        17,348
Expenses:
  Operating.................................   153,692    211,208    330,470      496,522           --            --
  Lease.....................................     5,904      2,786     18,684       58,018           --            --
  General and administrative................    13,506     12,607     16,025       28,628       24,125         2,543
  Impairment loss...........................        --         --         --           --       76,433            --
  CCA compensation charge...................        --         --         --       22,850           --            --
  Depreciation and amortization.............     6,524     11,339     14,093       15,973       44,062        12,924
  Write-off of amounts under lease
    arrangements............................        --         --         --           --       65,677         4,000
                                              --------   --------   --------   ----------   ----------    ----------
                                               179,626    237,940    379,272      621,991      210,297        19,467
                                              --------   --------   --------   ----------   ----------    ----------
Operating income............................    27,615     54,573     82,977       40,068       75,421        (2,119)
  Equity earnings in subsidiaries and
    amortization of deferred gain...........        --         --         --           --      (22,886)       (6,113)
  Interest (income) expense.................     3,952      4,224     (4,119)      (4,380)      51,921        31,794
  Write-off of loan costs...................        --         --         --        2,043       14,567            --
  Loss on disposal of assets................        --         --         --           --        1,995            --
                                              --------   --------   --------   ----------   ----------    ----------
Income before income taxes..................    23,663     50,349     87,096       42,405       29,824       (27,800)
Provision for income taxes..................     9,330     19,469     33,141       15,424       83,200            --
                                              --------   --------   --------   ----------   ----------    ----------
Net income (loss) before cumulative effect
  of accounting change......................    14,333     30,880     53,955       26,981      (53,376)      (27,800)
Cumulative effect of accounting change, net
  of tax....................................        --         --         --       16,145           --            --
                                              --------   --------   --------   ----------   ----------    ----------
Net income (loss)...........................    14,333     30,880     53,955       10,836      (53,376)      (27,800)
Dividends available to preferred
  shareholders..............................        --         --         --           --        8,600         2,150
                                              --------   --------   --------   ----------   ----------    ----------
Net income (loss) available to common
  shareholders..............................  $ 14,333   $ 30,880   $ 53,955   $   10,836   $  (61,976)   $  (29,950)
                                              ========   ========   ========   ==========   ==========    ==========
Net income (loss) per common share:
Basic net income (loss) per common share:
  Before cumulative effect of accounting
    change..................................  $   0.26   $   0.49   $   0.80   $     0.38   $    (0.54)   $    (0.25)
  Cumulative effect of accounting change....        --         --         --        (0.23)          --            --
                                              --------   --------   --------   ----------   ----------    ----------
                                              $   0.26   $   0.49   $   0.80   $     0.15   $    (0.54)   $    (0.25)
                                              ========   ========   ========   ==========   ==========    ==========
Diluted net (loss) income per common share:
  Before cumulative effect of accounting
    change..................................  $   0.21   $   0.42   $   0.69   $     0.34   $    (0.54)   $    (0.25)
  Cumulative effect of accounting change....        --         --         --        (0.20)          --            --
                                              --------   --------   --------   ----------   ----------    ----------
                                              $   0.21   $   0.42   $   0.69   $     0.14   $    (0.54)   $    (0.25)
                                              ========   ========   ========   ==========   ==========    ==========
Weighted average number of shares
  outstanding, basic........................    54,475     62,793     67,568       71,380      115,097       118,395
Weighted average number of shares
  outstanding, diluted......................    71,396     76,160     78,959       78,939      115,097       118,395

                                                                 AS OF DECEMBER 31,                         AS OF
                                              --------------------------------------------------------    MARCH 31,
                                                1995       1996       1997        1998         1999          2000
                                              --------   --------   --------   ----------   ----------   ------------
Balance Sheet Data:
Total assets................................  $213,478   $468,888   $697,940   $1,090,437   $2,735,922    $2,698,611
Current portion of long-term debt...........    11,020      8,281      5,847        9,576      998,991       997,471
Senior notes................................        --         --         --           --      100,000       100,000
Long-term debt, net of current portion......    74,865    117,535    127,075      290,257           --            --
Total liabilities, excluding deferred
  gains.....................................   116,774    187,136    214,112      395,999    1,209,528     1,204,745
Total shareholders' equity..................    96,704    281,752    348,076      451,986    1,420,349     1,390,490

         SELECTED HISTORICAL CONSOLIDATED FINANCIAL INFORMATION OF CCA

     The following table sets forth selected consolidated historical financial data of CCA as of and for the three months ended March 31, 2000, before giving effect to the merger transaction, the Waiver and Amendment and other financing transactions, which has been derived from CCA's unaudited financial information as of and for the three months ended March 31, 2000 included in Prison Realty's Form 10-Q for the three month period ended March 31, 2000, which is incorporated by reference herein. The following table also sets forth selected consolidated historical financial data of CCA as of and for the year ended December 31, 1999, before giving effect to the merger transaction, the Waiver and Amendment and other financing transactions, which has been derived from CCA's audited consolidated financial statements as of and for the year ended December 31, 1999 included in Prison Realty's Form 10-K for the year ended December 31, 1999, which is incorporated by reference herein.

                                                                              THREE MONTHS
                                                               YEAR ENDED        ENDED
                                                              DECEMBER 31,     MARCH 31,
                                                                  1999            2000
                                                              ------------    ------------
                                                                     (IN THOUSANDS)
OPERATING DATA:
Revenues....................................................   $ 499,292       $ 137,952
Expenses:
  Operating.................................................     376,724         105,485
  Lease.....................................................     261,546          79,314
  General and administrative................................      26,166           6,159
  Depreciation and amortization.............................       8,601           2,170
  Trade name use............................................       8,699           2,576
                                                               ---------       ---------
                                                                 681,736         195,704
                                                               ---------       ---------
Operating loss..............................................    (182,444)        (57,752)
  Interest expense..........................................      20,474           4,888
                                                               ---------       ---------
Loss before income taxes....................................    (202,918)        (62,640)
Provision for income taxes..................................          --              --
                                                               ---------       ---------
Net loss available to common shareholders...................   $(202,918)      $ (62,640)
                                                               =========       =========

                                                                 AS OF           AS OF
                                                              DECEMBER 31,     MARCH 31,
                                                                  1999            2000
                                                              ------------    ------------
BALANCE SHEET DATA:
  Total current assets......................................   $  88,647       $  82,208
  Total assets..............................................     184,701         175,918
  Current portion of long-term debt.........................     153,214         143,180
  Total liabilities.........................................     365,491         419,153
  Stockholders' equity......................................    (180,790)       (243,235)

                      SELECTED COMPARATIVE PER SHARE DATA

     The following table sets forth the historical per share data and the unaudited pro forma combined per share data giving effect to the restructuring transactions. The pro forma combined data are not necessarily indicative of actual financial positions or future operating results or that which would have occurred or will occur upon completion of the restructuring transactions.

     The information shown below should be read in conjunction with (1) the consolidated financial statements and accompanying notes of Prison Realty, incorporated into this proxy statement by reference, and (2) the unaudited pro forma financial statements of Prison Realty, starting on page F-2 of this proxy statement.

                                                 THREE MONTHS ENDED        TWELVE MONTHS ENDED
                                                   MARCH 31, 2000           DECEMBER 31, 1999
                                              ------------------------   ------------------------
                                              HISTORICAL    PRO FORMA    HISTORICAL    PRO FORMA
                                              ----------   -----------   ----------   -----------
                                                           (UNAUDITED)                (UNAUDITED)
Income (loss) per common share:
  Basic.....................................    $ (.25)       $(.12)       $ (.54)       $(.73)
  Diluted...................................    $ (.25)       $(.12)       $ (.54)       $(.73)
Cash dividends declared per common share....    $   --        $  --        $ 1.80        $1.65
Book value per common share, at period
  end.......................................    $10.84        $8.98        $11.09        $N/A

                       THE PRISON REALTY SPECIAL MEETING

DATE, TIME AND PLACE

     The Prison Realty special meeting will be held on              ,
[September]     , 2000 at 10:00 a.m., local time, at the Loews Vanderbilt Plaza
Hotel, 2100 West End Avenue, Nashville, Tennessee.

MATTERS TO BE CONSIDERED AT THE MEETING

     At the Prison Realty special meeting, Prison Realty common shareholders will be asked, in accordance with the Maryland General Corporation Law, to consider and vote on amendments to Prison Realty's charter so as to allow for the restructuring. Pursuant to, among other things, the listing requirements of the New York Stock Exchange, or the NYSE, Prison Realty common shareholders will also be asked to approve the merger of Prison Realty and CCA and certain related transactions, and to consider and act upon such other business as may properly come before the Prison Realty special meeting or any adjournments or postponements thereof. The Prison Realty board is not currently aware of any business to be acted upon at the Prison Realty special meeting other than as described in this proxy statement. If, however, other matters are properly brought before the Prison Realty special meeting, the persons appointed as proxies will have discretion to vote those matters according to their judgment.

     Representatives of Prison Realty's independent auditor, Arthur Andersen LLP, will be present at the special meeting to respond to appropriate questions regarding the accounting and related effects of the proposals to be considered.

RECORD DATE AND OUTSTANDING SHARES

     The board of directors of Prison Realty has fixed the close of business on
               ,      , 2000 as the record date for determining the common
shareholders entitled to notice of, and to vote at, the Prison Realty special meeting. As of the record date, there were issued and outstanding shares of Prison Realty common stock entitled to vote at the Prison Realty special meeting. Holders of currently outstanding shares of Prison Realty series A preferred stock do not have any voting rights with respect to the matters to be voted upon at the Prison Realty special meeting.

QUORUM

     The presence, either in person or by proxy, of the holders of shares representing a majority of the voting power of the outstanding shares of capital stock entitled to vote at the Prison Realty special meeting will constitute a quorum for the transaction of business at the meeting. In the absence of a quorum, the holders of shares representing a majority of the voting power of the shares represented at the meeting have the power to adjourn the meeting without further notice, other than by announcement at the meeting of the time of its adjournment, to a date not more than 120 days after the record date. At any adjourned meeting at which a quorum exists, the shareholders entitled to vote may transact any business that might have been transacted at the original meeting. If and when a quorum exists at the meeting or any adjourned meeting, the shareholders present and represented at the meeting may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of shareholders counted in determining the existence of a quorum.

VOTING METHOD AND PROXIES

     You can vote on the matters to come before the meeting in two ways:

     -  by attending the meeting and casting your vote there; or

     -  by signing and returning the enclosed proxy card.

     All shares represented by properly executed proxies received prior to or at the Prison Realty special meeting and not revoked will be voted in accordance with the instructions indicated on those proxies or, if no instructions are given, in favor of Proposals 1 and 2 and in accordance with this proxy statement. We urge you to mark the box on the proxy card to indicate how you want your shares of Prison Realty common stock to be voted. If matters other than those described in this proxy statement are properly presented at the Prison Realty special meeting, the persons named as the proxies will vote in accordance with their own judgment with respect to those matters.

     If your shares are held in the name of your broker, bank or other nominee, the inspectors coordinating the voting at the meetings will require you to present a power of attorney from such broker, bank or nominee for you to vote such shares in person at any meeting. Please contact your broker, bank or nominee for such a form.

REVOCABILITY OF PROXY

     Even if you submit a vote by proxy on the applicable enclosed form, you may still vote in person at the Prison Realty special meeting. A shareholder may revoke a proxy at any time prior to the time it is voted by either:

     - submitting a signed written revocation to the Secretary of Prison Realty at 10 Burton Hills Boulevard, Nashville, Tennessee 37215;

     -  submitting a signed proxy bearing a later date; or

     -  appearing at the meeting and voting in person.

     No special form of revocation is required if you intend to vote in person at the special meeting. However, attendance at the special meeting will not, in and of itself, constitute revocation of a proxy.

REQUIRED VOTE

     Holders of shares of Prison Realty common stock as of the record date are entitled to one vote per share on each proposal to be considered at the Prison Realty special meeting.

     Approval of Proposal 1 at the Prison Realty special meeting will require the affirmative vote of the holders of two-thirds of the outstanding shares of Prison Realty common stock. Approval of Proposal 2 at the Prison Realty special meeting will require the affirmative vote of a majority of all votes cast on the proposal, provided that the holders of at least 50% of Prison Realty's common stock cast votes at the special meeting. The merger and related transactions described in Proposal 2 cannot be completed if Prison Realty's shareholders do not approve the charter amendments described under Proposal 1.

     As of the record date, directors and executive officers of Prison Realty and their affiliates beneficially owned and were entitled to vote approximately shares of Prison Realty common stock, which represented approximately
     % of the shares of Prison Realty common stock outstanding on the Prison Realty record date. Each director and executive officer has indicated his or her present intention to vote, or cause to be voted, the shares of Prison Realty common stock so owned by him or her for approval of the charter amendments and the merger and related transactions. The vote of these shares in favor of the
transactions will result in the affirmative vote of approximately      % of the
shares of Prison Realty common stock entitled to vote at the Prison Realty
special meeting, or approximately      of the votes needed to approve Proposal 1
and approximately      of the votes needed to approve Proposal 2.

SOLICITATION OF PROXIES

     Prison Realty will pay the costs of soliciting proxies from its shareholders, including the costs of preparing, filing, printing and distributing this proxy statement and any other solicitation materials that are used. In addition to solicitation by mail, the directors, officers and employees of Prison Realty may solicit proxies from Prison Realty shareholders by telephone or telegram or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for their reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and Prison Realty will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith.

     In addition, Prison Realty has retained D.F. King & Co., Inc. to assist in the solicitation of proxies by Prison Realty for a fee currently not expected to exceed more than $15,000, plus reasonable out-of-pocket costs and expenses. Any questions or requests regarding proxies or related materials may be directed to Robert M. Fraina, 77 Water Street, New York, New York 10005, Telephone Number:
(212) 269-5550.

ABSTENTIONS; BROKER NON-VOTES

     Abstentions and broker non-votes will be included in determining the number of shares of Prison Realty common stock present at the Prison Realty special meeting for purposes of establishing a quorum and will have the same effect as votes against the charter amendments. A broker non-vote occurs when a broker or other nominee holds the shares of a beneficial owner, does not receive instructions from the beneficial owner or persons entitled to vote those shares, and, with respect to one or more but not all issues, the broker or other nominee does not have discretion to vote the shares. For purposes of the approval requirements of the NYSE relating to the merger transactions, abstentions or broker non-votes will have the effect of a vote against the proposal unless holders of more than 50% of the common stock cast votes, in which event an abstention will count as a vote against the proposal and a broker non-vote will have no effect. Under Maryland law, abstentions and broker non-votes will have no effect on the proposal to approve the merger transactions, so long as a quorum is obtained.

                         INFORMATION ABOUT OUR COMPANY
GENERAL

INFORMATION ABOUT PRISON REALTY

     Prison Realty, formerly Prison Realty Corporation, was formed in September 1998 and commenced operations on January 1, 1999, following the mergers of the former Corrections Corporation of America, a Tennessee corporation ("Old CCA"), and CCA Prison Realty Trust, a Maryland real estate investment trust ("Old Prison Realty") with and into Prison Realty (the "1999 Merger"). Prison Realty currently finances, designs, constructs and renovates new and existing jails and prisons and leases them to both private prison managers and government agencies. At June 28, 2000, Prison Realty owned, or was in the process of developing 50 correctional and detention facilities in 17 states, the District of Columbia and the United Kingdom, of which 45 facilities were operating, two were under construction or expansion and three were in the planning stages. At June 26, 2000, Prison Realty leased 36 of its facilities to CCA, its primary tenant, six facilities to government agencies and three facilities to private operators. In addition, at June 26, 2000, Prison Realty owned two corporate office buildings, one of which is leased by CCA and one of which is leased by TransCor America, LLC, a wholly-owned subsidiary of CCA.

     Prison Realty was formed to continue the success of its predecessors in capitalizing on the opportunities for privatization in the corrections and detention industry. The principal business strategy of Prison Realty has been to own, design, build and finance new correctional and detention facilities that meet Prison Realty's investment criteria, to acquire existing facilities meeting such criteria from both private prison managers and government entities, to expand the design capacity of its existing facilities, and to lease all such facilities under long-term "triple-net" leases to government entities and qualified third-party private prison managers.

     In connection with the 1999 Merger, Prison Realty entered into lease agreements with CCA with respect to the correctional and detention facilities owned by Prison Realty and operated by CCA. The terms of the CCA lease agreements are 12 years, which may be extended at fair market rates for three additional five-year periods upon the mutual agreement of Prison Realty and CCA. The total amount of lease payments required to be paid by CCA to Prison Realty during 1999 was approximately $263.5 million, all of which amount has been paid. In addition to the leases for correctional and detention facilities, Prison Realty and CCA have entered into a series of contractual arrangements whereby, among other things, CCA performs certain services for Prison Realty relating to the identification of new business and the development and construction of Prison Realty's new facilities in exchange for cash fees under the terms of a business development agreement and amended and restated services agreement, respectively. The total amount of fees required to be paid by Prison Realty to CCA pursuant to the business development agreement and the amended and restated services agreement during 1999 were approximately $15.0 million and $41.2 million, respectively, all of which amounts have been paid. Prison Realty also is required to pay CCA certain tenant incentive fees for opening new beds at Prison Realty-owned facilities under the terms of an amended and restated tenant incentive agreement. The total amount of fees required to be paid by Prison Realty to CCA pursuant to the amended and restated tenant incentive agreement during 1999 was approximately $68.6 million, all of which amount has been paid. CCA is required to pay Prison Realty a licensing fee for the use of the name "Corrections Corporation of America" pursuant to the terms of a service mark and trade name use agreement. The total amount of payments required to be paid pursuant to the service mark and trade name use agreement during 1999 was approximately $8.7 million, all of which has been paid. CCA is also required to make interest payments to Prison Realty under the terms of a promissory note, in the aggregate principal amount of $137.0 million, payable to Prison Realty by CCA. As more fully described in "-- Recent developments," CCA did not make the first scheduled payment of interest on the CCA promissory note.

     A significant portion of Prison Realty's income is derived from its leases with CCA. To address CCA's liquidity needs, Prison Realty and CCA amended the terms of these leases to, among other things, defer payments due from CCA to Prison Realty. As a result, pursuant to the terms of the amended lease agreements, as of June 30, 2000, CCA has paid Prison Realty $6.0 million in lease payments for the year 2000. In addition, Prison Realty has amended the terms of the agreements pursuant to which Prison Realty makes payments to CCA to defer certain of these payments. As a result of these amendments, as of June 30, 2000, Prison Realty has paid no fees to CCA under the business development agreement, the amended and restated services agreement, and the amended and restated tenant incentive agreement for the year 2000. A discussion of the terms of these amendments can be found under the heading "-- Recent developments." Under the terms of the service mark and trade name use agreement, CCA is required to pay Prison Realty approximately $2.6 million with respect to the first quarter of 2000. As of June 30, 2000, CCA has not made this payment. Upon the completion of the merger, if approved by the shareholders of the respective companies, these and the other agreements between Prison Realty and CCA will be terminated.

     Prison Realty owns 9.5% of the capital stock of CCA, consisting of non-voting common stock. In 1999, CCA paid no dividends on the shares of its capital stock. Prison Realty also owns 100% of the non-voting common stock of PMSI and JJFMSI, privately-held service companies which manage certain government-owned prison and jail facilities under the "Corrections Corporation of America" name. As the owner of the non-voting common stock of the service companies, Prison Realty is entitled to receive 95% of each company's net income, as defined, as cash dividends on such shares. During 1999, the amount of dividends paid to Prison Realty by PMSI and JJFMSI was approximately $11.0 million and $10.6 million, respectively, which does not include dividends of approximately $580,000 and $120,000, respectively, paid in the first quarter of 2000 with respect to the fourth quarter of 1999. As of June 30, 2000, PMSI and JJFMSI have paid Prison Realty approximately $3.8 million and approximately $2.2 million in dividends, respectively, with respect to the first quarter of 2000.

     Certain information relating to Prison Realty and its business is included elsewhere in this proxy statement. In addition, certain information concerning Prison Realty and its business, including information with respect to general market conditions and competition, employment and labor matters, legal proceedings, principal shareholders and security ownership of management, executive compensation, various benefit plans (including share option plans), certain relationships and related transactions and other matters, is set forth in Prison Realty's Annual Reports on Form 10-K (File no. 0-25245) for the years ended December 31, 1998 and December 31, 1999, respectively, and in other documents filed by Prison Realty with the SEC. Shareholders of Prison Realty desiring a copy of such documents may contact Prison Realty by mail at 10 Burton Hills Boulevard, Nashville, Tennessee 37215, Attention: Investor Relations Department, or by telephone at (615) 263-0200, or through certain other means as indicated herein under "Where You Can Find More Information."

     If the restructuring described in this proxy statement is completed, Prison Realty, by itself and through its subsidiaries, will be in the business of owning and operating correctional and detention facilities, including operating those facilities currently operated by CCA.

INFORMATION ABOUT CCA

     CCA, formerly Correctional Management Services Corporation, was formed in August 1998 and commenced operations on January 1, 1999, in connection with the 1999 Merger. CCA was formed to manage and operate certain facilities operated and managed by Old CCA and owned by Old Prison Realty prior to the 1999 Merger. At June 28, 2000, CCA had contracts to manage or plans to develop 43 correctional and detention facilities with a total design capacity of 45,243 beds, of which 41 facilities with a total design capacity of 39,553 beds were in operation. At June 28, 2000,

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


CCA's system-wide occupancy level was approximately 75.6%. CCA operates and manages the substantial majority of the facilities owned by Prison Realty and leases these facilities from Prison Realty under the CCA lease agreements as described herein. At June 28, 2000, CCA leased 36 of the facilities owned by Prison Realty. CCA also provides certain business and facility development services for Prison Realty for fees. See "-- Recent developments."

     CCA provides correctional and detention facility management services to government agencies under management contracts with federal, state and local government agencies and authorities which generally may be canceled by such agencies and authorities on short notice and without significant penalty. Accordingly, the relationship of such agencies and authorities with CCA, and their confidence in CCA, is crucial to its business. The services provided by CCA to government agencies include the comprehensive operation and management of new and existing correctional and detention facilities. In addition to providing the fundamental residential services relating to inmates, CCA's facilities offers a large variety of rehabilitation and education programs including basic education, life skills and employment training and substance abuse treatment. CCA also provides health care (including medical, dental and psychiatric services), institutional food services, transportation requirements and work and recreational programs.

INFORMATION ABOUT PMSI AND JJFMSI

     PMSI was formed in August 1998 and commenced operations on January 1, 1999 in connection with the 1999 Merger. PMSI was formed to manage and operate certain government owned adult prison facilities operated and managed by Old CCA prior to the 1999 Merger. PMSI provides adult prison facility management services to government agencies under the "Corrections Corporation of America" name. At June 28, 2000, PMSI had contracts to manage 11 correctional and detention facilities with a total design capacity of 13,372 beds, of which all were in operation. At June 28, 2000, PMSI's system-wide occupancy level was 89.9%.

     JJFMSI was formed in August 1998 and commenced operations on January 1, 1999 in connection with the 1999 Merger. JJFMSI was formed to manage and operate certain government owned juvenile and jail correctional facilities, as well as certain international facilities, operated and managed by Old CCA prior to the 1999 Merger. JJFMSI provides facility management services to government agencies under the "Corrections Corporation of America" name pursuant to management contracts with federal, state and local government agencies and authorities in the United States and with international authorities in Australia and the UK. At June 28, 2000, JJFMSI had contracts to manage 24 correctional and detention facilities with a total design capacity of 12,267 beds of which 23 facilities with a total design capacity of 11,517 were in operation. At June 28, 2000, JJFMSI's system-wide occupancy level for domestic operations was 92.7%.

     Each of PMSI and JJFMSI provides correctional and detention facility management services to government agencies under management contracts with federal, state and local government agencies and authorities which generally may be canceled by such agencies and authorities on short notice and without significant penalty. Accordingly, the relationship of such agencies and authorities with PMSI and/or JJFMSI, and their confidence in each company, is crucial to their respective businesses. The services provided by each of the companies to government agencies include the comprehensive operation and management of new and existing correctional and detention facilities. In addition to providing the fundamental residential services relating to inmates, each of the companies' facilities offers a large variety of rehabilitation and education programs including basic education, life skills and employment training and substance abuse treatment. The companies also provide health care (including medical, dental and psychiatric services), institutional food services, transportation requirements and work and recreational programs.

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


RECENT DEVELOPMENTS

TERMINATION OF RESTRUCTURINGS LED BY AFFILIATES OF FORTRESS AND BLACKSTONE AND PACIFIC LIFE

     Fortress/Blackstone. In order to address the capital and liquidity constraints facing Prison Realty and CCA, as well as concerns regarding the corporate structure and management of Prison Realty, Prison Realty, CCA, PMSI and JJFMSI previously entered into a series of agreements concerning a proposed restructuring led by a group of institutional investors consisting of an affiliate of Fortress Investment Group LLC and affiliates of The Blackstone Group, together with an affiliate of Bank of America Corporation. Under the terms of the Fortress/Blackstone restructuring, Prison Realty was to:

     - complete the combination of the companies and operate as a taxable C corporation commencing with Prison Realty's 1999 taxable year;

     - raise up to $350.0 million by selling shares of convertible preferred stock and warrants to purchase shares of Prison Realty's common stock to the Fortress/Blackstone investors in a private placement and to Prison Realty's existing common shareholders in a $75.0 million rights offering;

     -  obtain a new $1.2 billion credit facility;

     - restructure existing management through a newly constituted board of directors and executive management team; and

     - amend Prison Realty's existing charter and bylaws to accommodate the Fortress/Blackstone restructuring.

     After publicly announcing the proposed Fortress/Blackstone restructuring, Prison Realty received an unsolicited proposal from Pacific Life Insurance Company ("Pacific Life") with respect to a series of restructuring transactions intended to serve as an alternative to the restructuring proposed by Fortress/Blackstone. After reviewing the terms of the Pacific Life proposal with its advisors and reviewing the companies' ability to satisfy certain conditions contained in the Fortress/Blackstone securities purchase agreement, the boards of directors of Prison Realty, CCA, PMSI and JJFMSI terminated the companies' agreement with the Fortress/Blackstone investors and entered into a securities purchase agreement with Pacific Life. Fortress/Blackstone has commenced litigation against the companies claiming it is owed a transaction termination fee of $7.5 million, as well as a $15.7 million commitment fee, under the terms of the securities purchase agreement. To date, the companies have paid none of these fees. In addition, the payment of these fees is subject to certain claims in the shareholder litigation described herein under "-- Shareholder litigation."

     Pacific Life. The companies' agreement with Pacific Life also contemplated a restructuring of the companies. Under the terms of the Pacific Life restructuring, Prison Realty proposed to:

     - complete the combination of the companies on substantially identical terms as proposed by Fortress/Blackstone, with Prison Realty electing to be taxed as a REIT with respect to its 1999 taxable year and operating as a taxable C corporation commencing with its 2000 taxable year;

     - raise up to $200.0 million in a common stock rights offering to existing shareholders, backstopped 100% by Pacific Life, which would purchase shares of Prison Realty series B convertible preferred stock in satisfaction of this commitment;

     - issue shares of convertible preferred stock in satisfaction of its remaining 1999 REIT distribution requirements;

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


     -  refinance or renew $1.0 billion of Prison Realty's senior secured debt;

     - restructure existing management through a newly constituted board of directors and executive management team; and

     - amend Prison Realty's existing charter and bylaws to accommodate the Pacific Life restructuring.

     Following the execution of the Pacific Life securities purchase agreement, Prison Realty began taking the steps necessary to fulfill the conditions to Pacific Life's obligations under the agreement, including the refinancing or renewal of Prison Realty's $1.0 billion senior secured bank credit facility. As part of this process, Prison Realty consulted with Pacific Life as to the terms for the renewal of the bank credit facility that would be satisfactory to Pacific Life. During these discussions, Pacific Life advised Prison Realty that, based on the draft of the waiver and amendment it had reviewed, it would need more information before it could reach a definitive conclusion, but at least one material term in such draft was not satisfactory to Pacific Life. After Prison Realty obtained the waiver and amendment in connection with the bank credit facility as described below, upon a preliminary review of it, Pacific Life advised Prison Realty that it required certain information before it could reach a definitive conclusion, but based on the preliminary review, it had significant concerns with respect to a number of terms. As a result of Pacific Life's statements, it was unclear to Prison Realty whether the waiver and amendment to the bank credit facility would satisfy the condition contained in the securities purchase agreement that the renewal of the senior credit facility would be in a form reasonably acceptable to Pacific Life. Also, given the requirements of the waiver and amendment that a proxy statement be filed with the SEC by July 1, 2000 with respect to a restructuring, the boards of directors of Prison Realty, CCA, PMSI and JJFMSI approved the execution of an agreement with Pacific Life mutually terminating the securities purchase agreement with Pacific Life, and the boards of Prison Realty and CCA approved the restructuring described in this proxy statement and the execution of the merger agreement by and among Prison Realty, CCA Acquisition Sub, Inc. and CCA. Under the terms of the Pacific Life securities purchase agreement and the mutual termination, the companies are not liable for any fees or material expenses as the result of the termination of the Pacific Life securities purchase agreement and the completion of the restructuring proposed herein.

SOLICITATION OF WAIVERS OF EXISTING EVENTS OF DEFAULT UNDER, AND AMENDMENTS TO, PRISON REALTY'S AND CCA'S OUTSTANDING INDEBTEDNESS

     Financial condition of CCA. CCA, which is Prison Realty's primary lessee and Prison Realty's major source of income, incurred a net loss of $62.6 million for the three months ended March 31, 2000, and currently has a net working capital deficiency and a net capital deficiency. As described herein, in connection with the 1999 Merger, Prison Realty entered into the lease agreements with CCA with respect to the correctional and detention facilities owned by Prison Realty and operated by CCA, as well as a series of additional agreements relating to the payment of certain fees by Prison Realty to CCA. Due to CCA's liquidity position, CCA has been unable to make timely rental payments to Prison Realty under the original terms of the lease agreements. As more fully described herein, the lease agreements have been amended to defer, until September 30, 2000, a substantial portion of rental payments due from CCA to Prison Realty in 2000 under the original terms of the lease agreements.

     Also as a result of CCA's current liquidity position, CCA has been required to defer the first scheduled payment of accrued interest, totaling approximately $16.4 million, on the $137.0 million promissory note payable by CCA to Prison Realty. Pursuant to the terms of the CCA promissory note, CCA was required to make the payment on December 31, 1999; however, pursuant to the terms of a subordination agreement, dated as of March 1, 1999, by and between Prison Realty and the

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


agent of CCA's bank credit facility, CCA is prohibited from making scheduled interest payments on the CCA promissory note when CCA is not in compliance with certain financial covenants set forth in CCA's bank credit facility. As of December 31, 1999, CCA was not, and, notwithstanding the waiver of certain events of default under CCA's bank credit facility discussed herein, CCA currently is not, in compliance with these financial covenants. Consequently, CCA is prohibited from making the scheduled interest payment to Prison Realty. Pursuant to the terms of the subordination agreement, Prison Realty is prohibited from accelerating payment of the principal amount of the CCA promissory note or taking any other action to enforce its rights under the provisions of the CCA promissory note for so long as CCA's bank credit facility remains outstanding.

     1999 financial statements and going concern matters. Due to CCA's current liquidity position and its inability to make required payments to Prison Realty under the original terms of the CCA lease agreements and the CCA promissory note, CCA's independent auditor included an explanatory paragraph in its report as to CCA's consolidated financial statements for the year ended December 31, 1999 that expresses substantial doubt as to CCA's ability to continue as a going concern. Accordingly, as the result of Prison Realty's financial dependence on CCA and Prison Realty's resulting liquidity position, as well as concerns with respect to Prison Realty's noncompliance with, and then-existing defaults under, certain provisions and covenants contained in its indebtedness and potential liability arising as the result of shareholder and other litigation commenced against Prison Realty, Prison Realty's independent auditor included an explanatory paragraph in its report as to Prison Realty's consolidated financial statements for the year ended December 31, 1999 that expresses substantial doubt as to Prison Realty's ability to continue as a going concern. Notwithstanding the receipt of waivers of events of default relating to these explanatory paragraphs under the terms of Prison Realty's and CCA's existing indebtedness described herein, the existence of these explanatory paragraphs may have a material adverse effect on Prison Realty's and CCA's relationships with its creditors and could have a material adverse effect on Prison Realty's business, financial condition, results of operation and liquidity.

     Execution of waiver of existing events of default under, and amendments to, Prison Realty's bank credit facility. As a result of the financial condition of Prison Realty and CCA, certain existing or potential events of default arose under the provisions of Prison Realty's bank credit facility. In addition, certain of the proposed restructuring transactions involving Prison Realty were not permitted under the terms of the bank credit facility. As a result, in order to obtain additional borrowings under the bank credit facility and in order to avoid certain events of default under the terms of Prison Realty's 12% senior notes and convertible, subordinated debt, Prison Realty, through Lehman Commercial Paper Inc., the administrative agent of Prison Realty's bank credit facility ("Lehman"), solicited the consent of the requisite percentage of the senior lenders under the bank credit facility for a waiver of the existing events of default under the bank credit facility and amendments to the terms of the bank credit facility to permit a restructuring of Prison Realty.

     Waivers of events of default. Following the approval of the requisite senior lenders, Prison Realty, certain of its wholly-owned subsidiaries, various lenders and Lehman, as administrative agent, executed a waiver and amendment, dated as of June 9, 2000, to the provisions of the bank credit facility (the "Waiver and Amendment"), which waived all of the events of default under the provisions of Prison Realty's bank credit facility, specifically including:

     - Prison Realty's failure to comply with certain of the financial covenants contained in the bank credit facility for the fiscal quarters ended December 31, 1999, March 31, 2000 and June 30, 2000.

     - Prison Realty's declaration and payment of its regular quarterly dividend on shares of its series A preferred stock for the fiscal quarter ended March 31, 2000.

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


     - The failure of Prison Realty to deliver annual financial statements of Prison Realty and CCA unqualified as to the ability of each of Prison Realty and CCA to continue as a going concern.

     - Prison Realty's appointment of a new chairman of the board of directors and president, the elimination of the position of chief development officer and the execution and performance of certain conditions contained in the securities purchase agreement with Pacific Life, each of which constituted a "change of control" of Prison Realty under the terms of the bank credit facility upon the expiration of an applicable period.

     Transactions contemplated by the Waiver and Amendment. In its pursuit of the Waiver and Amendment, Prison Realty agreed to complete certain transactions which were incorporated as covenants in the Waiver and Amendment. Specifically, the Waiver and Amendment provides that Prison Realty must:

     - Complete the CCA merger on or before the earlier of: (i) September 15, 2000; or (ii) five business days after the date upon which all required consents and authorizations necessary to complete the CCA merger have been obtained, upon the terms and conditions specified in the Waiver and Amendment, including the payment of non-cash consideration to all holders of equity securities of CCA, including Baron and Sodexho.

     - In connection with the CCA merger: (i) pending requisite shareholder approval, elect not to be taxed as a REIT for federal income tax purposes, commencing with the fiscal year ending December 31, 2000; and
        (ii) terminate all existing agreements between Prison Realty and CCA at the time of completion of the CCA merger.

     - Use commercially reasonable efforts to complete, prior to December 31, 2000, an offering of its common stock, through the distribution of rights to purchase shares of common stock to Prison Realty's then-current common shareholders, yielding net cash proceeds to Prison Realty of at least $50.0 million, with 40% of such proceeds to be applied to the repayment of Prison Realty's existing indebtedness under the bank credit facility.

     - Select a new chief executive officer and chief financial officer, reasonably satisfactory to the requisite percentage of senior lenders under the bank credit facility, on or before November 15, 2000, and, prior to such time, continue to retain a management consultant reporting to Prison Realty's board of directors reasonably satisfactory to Lehman.

     - Pay a dividend, in the form of Prison Realty's preferred stock, sufficient to satisfy Prison Realty's remaining REIT distribution requirements for the fiscal year ending December 31, 1999.

     - Effect an offering of securities by a subsidiary of Prison Realty, backed by lease payments from the U.K. government relating to the HMP Forrest Bank facility located in Salford, England, yielding net cash proceeds to Prison Realty of at least L45.0 million (or the equivalent in U.S. dollars) on or before February 28, 2001.

Prison Realty's failure to meet these requirements will result in an event of default under the terms of the bank credit facility. Generally, upon the occurrence of an event of default under the bank credit facility, the lenders under the bank credit facility, may, upon the expiration of any applicable cure period, accelerate the maturity of the aggregate principal amount of Prison Realty's borrowings under the bank credit facility. The Waiver and Amendment provides, however, that an event of default under the bank credit facility relating to Prison Realty's failure to complete the securitization of lease payments relating to the HMP Forrest Bank facility will not give rise to a right of the lenders to accelerate the maturity of Prison Realty's borrowings under the bank credit facility.

     The Waiver and Amendment also provides that Prison Realty may, but is not required to, complete certain transactions and amends the terms of the bank credit facility to permit such transactions. Specifically, the Waiver and Amendment provides that Prison Realty is permitted to:

     - Enter into an agreement with CCA deferring a substantial portion of CCA's rental payments to Prison Realty due and payable under the original terms of CCA's lease agreements with Prison Realty.

     - Sell Prison Realty's headquarters for cash proceeds of at least $12.0 million, and subsequently lease such headquarters from the purchaser thereof, on terms and conditions reasonably satisfactory to the requisite percentage of senior lenders under the bank credit facility.

     - Complete the merger of each of PMSI and JJFMSI with and into wholly-owned subsidiaries of Prison Realty, upon the terms and conditions specified in the Waiver and Amendment, including the payment of aggregate non-cash consideration not to exceed $12.6 million to all holders of equity securities of PMSI and JJFMSI and the termination of all agreements between PMSI, JJFMSI and either Prison Realty or CCA.

In addition, the terms of the Waiver and Amendment do not prohibit Prison Realty from making required interest payments under the terms of its currently outstanding 12% senior notes.

     Events of default related to Prison Realty's convertible, subordinated notes. As more fully described hereinafter, at the time of the effectiveness of the waiver of amendment Prison Realty was in default under the provisions of the agreements relating to Prison Realty's $40.0 million 9.5% convertible, subordinated notes and its $30.0 million convertible, subordinated notes. Under the provisions of Prison Realty's bank credit facility, these defaults under the terms of the convertible, subordinated notes resulted in an event of default under Prison Realty's bank credit facility. In addition, as more fully described herein, certain other actions of Prison Realty in connection with the proposed restructuring of Prison Realty potentially would have resulted in additional events of default under the provisions of the agreements governing the convertible, subordinated notes. These potential defaults under the terms of the notes would also have resulted in an event of default under Prison Realty's bank credit facility.

     The Waiver and Amendment addressed each existing or potential event of default under Prison Realty's bank credit facility with respect to Prison Realty's convertible, subordinated notes described above. The Waiver and Amendment provides that, so long as a holder of any of the convertible, subordinated notes does not take any action adverse to Prison Realty or to the senior lenders under the bank credit facility, the existence of any of these events of default will not (i) prevent Prison Realty from making additional borrowings otherwise permitted under the bank credit facility, or (ii) permit Lehman or the senior lenders under the bank credit facility to exercise any remedies against Prison Realty which normally would be available upon an event of default under the bank credit facility. The Waiver and Amendment, however, provides that the senior lenders are not waiving these events of default and that the senior lenders expressly are not consenting to the repurchase of all or any portion of the convertible, subordinated notes or the payment or repayment of all or any portion of any amounts owing under the notes. Moreover, even if the aggregate principal amount of such convertible subordinated notes were accelerated, the repayment of such amounts is subordinate to the rights of the senior bank lenders.

     Prior to the effectiveness of the Waiver and Amendment, Prison Realty was required to pay a default rate of interest equal to 2% above the otherwise applicable rate of interest under the bank credit facility as a result of existing events of default under the bank credit facility, including the occurrence of events of default under Prison Realty's convertible, subordinated notes. Following the effectiveness of the Waiver and Amendment, Prison Realty was no longer required to pay such

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


default rate of interest despite the continued existence of events of default under Prison Realty's convertible, subordinated notes. However, as described below, the Waiver and Amendment provides that the existence of any events of default relating to the convertible subordinated notes will give rise to the right of the senior lenders to require Prison Realty to pay any applicable default rate of interest under the bank credit facility.

     As more fully described herein, Prison Realty has obtained waivers of all existing events of default under its convertible, subordinated notes. These waivers involve an amendment to the economic terms of such notes, including an increase in the applicable interest rate with respect to such notes. The Waiver and Amendment provides that, subject to certain limited exceptions, the interest rate applicable to all outstanding amounts under the bank credit facility will be increased by 2.0% above the otherwise applicable interest rate for any period during which Prison Realty pays an interest rate in excess of the stated coupon rate of the convertible, subordinated notes, except to the extent that such interest rate is increased in a manner satisfactory to the requisite percentage of the senior lenders under the bank credit facility in connection with a written waiver of existing or potential events of default under the convertible, subordinated notes. Prison Realty will submit these waivers to the lenders for their approval, but there can be no assurance that such approval will be obtained.

     Additional amendments to bank credit facility. In addition to the amendments to the provisions of the bank credit facility required to facilitate the transactions discussion above, the Waiver and Amendment contains certain other amendments to the provisions of the bank credit facility. These amendments allow Prison Realty to borrow up to an additional $55.0 million under the bank credit facility at various times during the 2000 calendar year.

     In addition to the waiver of Prison Realty's compliance with the previously existing financial covenants contained in the bank credit facility described above, the Waiver and Amendment provides that, prior to the completion of the CCA merger, Prison Realty shall be required to maintain certain monthly minimum liquidity thresholds. The Waiver and Amendment also provides that, following completion of the CCA merger, the previously existing financial covenants contained in the bank credit facility will be replaced by the following financial covenants, each as defined in the Waiver and Amendment, designed to reflect Prison Realty's status as a subchapter C corporation rather than as a
REIT: (i) total leverage ratio; (ii) interest coverage ratio; (iii) fixed charge coverage ratio; (iv) ratio of total indebtedness to total capitalization; (v) minimum EBIDTA; and (vi) minimum occupancy percentage.

     The Waiver and Amendment provides that, in addition to quarterly consolidated financial statements, Prison Realty is required to provide monthly consolidated financial statements to Lehman. The Waiver and Amendment further provides that, prior to completion of the CCA merger, Prison Realty is required to provide weekly statements of cash receipts and disbursements to Lehman. The Waiver and Amendment also requires that Prison Realty submit a business plan to Lehman setting forth Prison Realty's financial projections, planned capital expenditures and business strategy.

     The Waiver and Amendment provides that, generally, Prison Realty will be required to use the net cash proceeds received by Prison Realty from certain transactions, including the following, to repay outstanding indebtedness under the bank credit facility: (i) any disposition of real estate assets; (ii) the securitization of lease payments with respect to Prison Realty's HMP Forrest Bank facility; and (iii) the sale-leaseback of Prison Realty's headquarters. Under the terms of the Waiver and Amendment, Prison Realty will also be required to apply a designated portion of its "excess cash flow," as such term is defined in the Waiver and Amendment, to the prepayment of outstanding indebtedness under the bank credit facility. In addition, Prison Realty is, and after the CCA merger CCA will be, required by the Waiver and Amendment to transfer certain depository and other non-disbursement accounts to an account at a bank that is a senior lender under the bank credit facility and to grant perfected liens in such accounts in favor of Lehman for the benefit of the senior lenders under the bank credit facility.

     Under the terms of Prison Realty's amended bank credit facility, all of Prison Realty's subsidiaries, unless otherwise exempt, must guarantee and pledge substantially all of their assets to secure Prison Realty's bank credit facility. As such, substantially all of the assets formerly owned by CCA must be pledged to secure Prison Realty's obligations under the bank credit facility upon completion of the CCA merger. However, the Waiver and Amendment provides that the accounts receivable and certain other assets of CCA need not be pledged to secure outstanding indebtedness under Prison Realty's bank credit facility if such assets are pledged to secure a new revolving bank credit facility or a refinancing or renewal of CCA's existing bank credit facility obtained by the surviving entity in the CCA merger. Any such new bank credit facility or refinancing or renewal of CCA's existing bank credit facility must be on terms and conditions reasonably satisfactory to the requisite percentage of senior lenders under Prison Realty's bank credit facility.

     Additional events of default. As previously described, the Waiver and Amendment provides that Prison Realty's failure to complete the transactions required by the Waiver and Amendment will result in an event of default under the bank credit facility. The Waiver and Amendment also provides that, in addition to the existing events of default under the original terms of the bank credit facility, it shall be an event of default under the terms of the bank credit facility if:

     - Prison Realty settles its currently outstanding shareholder litigation for cash amounts not otherwise fully covered by Prison Realty's existing directors' and officers' liability insurance policies.

     - Prison Realty declares and pays dividends with respect to Prison Realty's currently outstanding series A preferred stock prior to the receipt of net cash proceeds of at least $100.0 million from the issuance of additional shares of common or preferred stock.

     - CCA shall amend or refinance its bank credit facility on terms and conditions less favorable than the existing terms of CCA's bank credit facility.

     - Prison Realty fails to distribute this proxy statement to Prison Realty's shareholders on or before August 1, 2000.

     - A "repurchase right event" or a "termination event" shall occur under the terms of the note purchase agreement governing Prison Realty's 9.5% convertible, subordinated notes.

Generally, upon the occurrence of an event of default under the bank credit facility, the senior lenders under the bank credit facility, may, upon the expiration of any applicable cure period, accelerate the maturity of the aggregate principal amount of Prison Realty's borrowings under the bank credit facility.

     Conditions to the continued effectiveness of Waiver and Amendment. The terms of the Waiver and Amendment provide that the continued effectiveness of the Waiver and Amendment is conditioned upon, among other things:

     - The existence of no default or events of default under Prison Realty's bank credit facility (other than the defaults with respect to Prison Realty's convertible, subordinated notes described above).

     - The effectiveness of a waiver of all events of default under CCA's bank credit facility.

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


     - Prison Realty's continued engagement of a management consultant, reporting to Prison Realty's board of directors, reasonably satisfactory to Lehman.

     - As more fully described hereinafter, in connection with CCA's deferral of a substantial portion of its rental payments to Prison Realty, the deferral of certain payments due from Prison Realty payable to CCA until completion of the CCA merger.

     Increased interest rate and additional fees. In connection with the execution of the Waiver and Amendment, Prison Realty was required to pay an amendment fee equal to 0.75% of the bank credit facility. Also as a result of this Waiver and Amendment, the interest rate applicable to all outstanding amounts under the bank credit facility was increased by 0.5% above the otherwise applicable rate through and including September 15, 2000, subject to extension by the requisite percentage of lenders under the credit facility for successive three-month periods thereafter. Prior to the effectiveness of the Waiver and Amendment, Prison Realty was required to pay a default rate of interest with respect to all outstanding amounts under the bank credit facility, which was equal to 2% above the otherwise applicable rate. In addition, the Waiver and Amendment provides that if the CCA merger has not been consummated on or before September 15, 2000, or such later date as may be consented to by the requisite percentage of lenders under the bank credit facility, Prison Realty will be required to pay an additional fee equal to 0.375% of the bank credit facility.

     Amendments to agreements between Prison Realty and CCA. As previously described, the terms of the Waiver and Amendment provide that Prison Realty and CCA may defer a substantial portion of the rental payments due to Prison Realty under the CCA lease agreements in order to address CCA's liquidity needs. Accordingly, Prison Realty and CCA entered into the second master amendment to lease agreements, dated as of June 9, 2000, pursuant to which Prison Realty and CCA agreed: (i) to defer, with the exception of certain scheduled payments, rental payments under the original terms of the CCA lease agreements until September 30, 2000, provided, that if Prison Realty pays to CCA, and CCA accepts, any payments of certain fees due to CCA from Prison Realty which have also been deferred, a portion of the rental payments which otherwise would have been due and payable had the CCA lease agreements not been amended shall become immediately due and payable; and (ii) that CCA shall pay interest, at an annual rate equal to the current non-default rate of interest applicable to its existing bank credit facility, subject to adjustment, on all rental payments which would have been payable to Prison Realty had the CCA lease agreements not been amended, from the date each such payment would have been payable until the date such payment is actually made.

     In connection with the amendments to the CCA lease agreements deferring a substantial portion of the rental payments due to Prison Realty thereunder, the terms of the Waiver and Amendment condition the effectiveness of the Waiver and Amendment upon the deferral of Prison Realty's payment of fees to CCA which would otherwise be payable pursuant to the terms of the amended and restated tenant incentive agreement, dated as of May 4, 1999, the business development agreement, dated as of May 4, 1999, and the amended and restated services agreement, dated as of March 5, 1999. Accordingly, Prison Realty and CCA entered into: (i) amendment number one to amended and restated tenant incentive agreement, dated as of June 9, 2000; (ii) amendment number one to business development agreement, dated as of June 9, 2000; and (iii) amendment number one to amended and restated services agreement, dated as of June 9, 2000.

     The terms of each of these amendments provide: (i) that no payments shall be made by Prison Realty to CCA, under the original terms of the respective agreement being amended, until the termination of such agreement at the time of the CCA merger, provided, with respect to amounts which otherwise would have been payable under such agreement, interest shall accrue, at the applicable non-default rate of interest under the terms of Prison Realty's bank credit facility, as

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


amended by the Waiver and Amendment, and shall be payable by Prison Realty to CCA upon completion of the CCA merger; (ii) during the period from January 1, 2000 to September 30, 2000, in the event that CCA pays to Prison Realty, and Prison Realty accepts, any rental payments in excess of the scheduled amounts set forth in the second master amendment to lease agreements, a similar portion of the amounts which otherwise would have been payable by Prison Realty to CCA under the original terms of the respective agreement being amended shall become immediately due and payable; and (iii) in the event that all rental payments originally due and payable by CCA under the original terms of the CCA lease agreements become immediately due and payable as a result of an event of default under the second master amendment to lease agreements, all fees which would have been payable by Prison Realty under the original terms of the respective agreement being amended shall become immediately due and payable.

     The terms of the indenture governing Prison Realty's 12% senior notes (described below) restrict amendments to the CCA lease agreements, the amended and restated tenant incentive agreement, the business development agreement and the amended and restated services agreement without the delivery of an opinion as to the fairness, from a financial point of view, to Prison Realty of such amendments, issued by an accounting, appraisal, consulting or investment banking firm of national standing, to the trustee under the indenture of the 12% senior notes. In connection with this requirement, the effectiveness of the second master amendment to lease agreements, amendment number one to amended and restated tenant incentive agreement, amendment number one to business development agreement, and amendment number one to amended and restated services agreement was expressly conditioned upon the delivery of such fairness opinion. Prison Realty has, in accordance with the terms of the indenture, delivered to the trustee under the indenture a fairness opinion meeting the requirements of the indenture.

     12% senior notes. Prison Realty believes that it currently is not in default under the terms of the indenture governing its $100.0 million 12% senior notes. The indenture governing the 12% senior notes, however, contains a provision which allows the holders thereof to accelerate the outstanding principal amount of the 12% senior notes and to seek additional remedies if Prison Realty has a payment default under Prison Realty's bank credit facility or if Prison Realty's obligations under the bank credit facility have been accelerated. However, the amounts outstanding under the 12% senior notes are effectively subordinated to Prison Realty's obligations under the bank credit facility to the extent of the value of the assets securing the bank credit facility. In the event of acceleration of outstanding principal amounts under both the 12% senior notes and the bank credit facility, the lenders under the bank credit facility will be entitled to proceed against the collateral that secures Prison Realty's obligations under the bank credit facility, and such collateral will not be available to satisfy any amounts owed under the 12% senior notes.

     $40.0 million 9.5% convertible, subordinated notes. The original provisions of the note purchase agreement relating to the $40.0 million 9.5% convertible, subordinated notes issued by Prison Realty to MDP Ventures IV LLC and affiliated purchasers (which are subordinated by their terms to the bank credit facility) provide that the execution of the securities purchase agreement by and between Prison Realty and Pacific Life constituted a "change of control" of Prison Realty. This "change of control" gave rise to a right of the holders of such notes to require Prison Realty to repurchase the notes at a price of 105% of the aggregate principal amount of such notes within 45 days after the provision of written notice by such holders to Prison Realty, although the holders of the notes have not so required. In addition, as of February 5, 2000, Prison Realty was no longer in compliance with a financial covenant contained in the note purchase agreement. As a result of the violation of this covenant, Prison Realty was in default under the provisions of the note purchase agreement governing the notes, and the holders of such notes may, at their option, to accelerate all or a portion of the outstanding principal amount of this indebtedness. Moreover, during any period in which Prison

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


Realty is in default under the provisions of the note purchase agreement, the holders of the notes may require Prison Realty to pay an applicable default rate of interest of 20%. In addition to the default rate of interest, as a result of the default, Prison Realty was obligated, under the original terms of the note purchase agreement, to pay the holders of the notes contingent interest sufficient to permit the holders to receive a 15% rate of return on the $40.0 million principal amount, unless the holders of the notes elect to convert the notes into Prison Realty's common stock under the terms of the note agreement. Any such contingent interest is retroactive to the date of issuance of the notes.

     As previously described herein, the Waiver and Amendment provides that the lenders under Prison Realty's bank credit facility did not consent to the repurchase of all or any portion of the 9.5% convertible, subordinated notes or the payment or repayment of all or any portion of any amounts owing under the notes. In addition, as previously described herein, the Waiver and Amendment also provides that the existence of any events of default under Prison Realty's bank credit facility as a result of an event of default under the terms of the 9.5% convertible, subordinated notes will give rise to the right of the lenders under the bank credit facility to require Prison Realty to pay any applicable default rate of interest under the bank credit facility. Moreover, the Waiver and Amendment provides that, subject to certain limited exceptions, the interest rate applicable to all outstanding amounts under the bank credit facility will be increased by 2.0% above the otherwise applicable interest rate for any period during which Prison Realty pays an interest rate in excess of 9.5% with respect to the 9.5% convertible, subordinated notes, except to the extent that such interest rate is increased in a manner satisfactory to the requisite percentage of the lenders under the bank credit facility in connection with a written waiver of existing defaults under the notes.

     On June 30, 2000, Prison Realty obtained a waiver of events of default under, and amendments to, the provisions of the note purchase agreement relating to these convertible, subordinated notes. The effectiveness of the waiver and amendment was subject to the fulfillment of certain conditions by Prison Realty, including the payment of a waiver fee of $250,000.

     The waiver and amendment provides for a waiver of the following events of default: (i) Prison Realty's failure to provide a "repurchase right notice" (as defined in the note purchase agreement) as a result of the occurrence of a change of control of Prison Realty under the terms of the note purchase agreement; (ii) Prison Realty's non-compliance with a financial covenant contained in the note purchase agreement; (iii) any failure of Prison Realty to fully enforce its rights under its lease agreements with CCA, including with respect to CCA's deferral of a substantial portion of its rental payments in 2000; (iv) Prison Realty's election, pending shareholder approval, not to be taxed as a REIT, commencing with its taxable year ending December 31, 2000;(v) Prison Realty's operation of correctional and detention facilities following completion of the CCA merger; and (vi) certain defaults arising from Prison Realty's non-compliance with the provisions of its $30.0 million 7.5% convertible, subordinated notes. The waiver and amendment further provides that the completion of, or the failure to complete, certain transactions more fully described in this proxy statement, including the CCA merger, Prison Realty's election, pending shareholder approval, not to be taxed as a REIT, commencing with its taxable year ending December 31, 2000, and the rights offering required by the bank credit facility Waiver and Amendment, will not constitute an event of default or a "termination event" (as defined in the note purchase agreement) under the terms of the note purchase agreement.

     The waiver and amendment to the note purchase agreement also amends the economic terms of the notes to provide, subject to the approval of the requisite percentage of lenders under Prison Realty's bank credit facility, for an increase in the applicable interest rate of the notes by 0.5% per annum, which would require cash interest payments by Prison Realty equal to an interest rate of 10.0% per annum. The waiver and amendment provides that if such approval is not obtained, Prison Realty will be required to issue, in lieu of such additional cash interest payments, additional convertible, subordinated "paid in kind" notes on a pro rata basis to all holders. In addition, the

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


waiver and amendment further requires Prison Realty to issue, following the execution of this waiver and amendment, additional convertible, subordinated "paid in kind" notes, in the aggregate principal amount of approximately $1.1 million on a pro rata basis to all holders, representing all interest on the convertible, subordinated notes which has accrued at an applicable default rate of interest as a result of the previously existing events of default under the note purchase agreement. Any "paid in kind" notes will be on substantially similar terms as the $40.0 million convertible, subordinated notes, although these notes do not provide for the payment of contingent interest, as such term is defined in the note purchase agreement.

     Also as a result of the waiver and amendment, the conversion price of the notes will be adjusted to an initial conversion price equal to 125% of the average closing price of Prison Realty's common stock on the NYSE for a period of 30 days immediately preceding the earlier of (i) October 31 or (ii) the closing date of the CCA merger. This conversion price will be subject to adjustment upon the occurrence of certain events. The waiver and amendment to the provisions of the note purchase agreement further provides for the deletion of an existing financial covenant and the addition of certain post-merger financial covenants relating to Prison Realty's: (i) ratio of total indebtedness to total capitalization; (ii) interest coverage ratio; and (iii) fixed charge coverage ratio. The waiver and amendment further adjusts the determination of when Prison Realty will be required to make payments of contingent interest with respect to the notes.

     There can be no assurance that Prison Realty will be able to maintain the effectiveness of this waiver and amendment. If Prison Realty is unable to do so, and if the holders of these notes do not consent to the proposed waiver of events of default under, and amendments to, the note purchase agreement, Prison Realty may be required to repurchase or redeem the outstanding principal amount of the notes. If the aggregate principal amount of such convertible subordinated notes were accelerated, however, the repayment of such amounts is subordinate to the rights of the senior lenders under Prison Realty's bank credit facility. Any requirement to repurchase or redeem the outstanding principal amount of this indebtedness prior to its stated maturity would also trigger an event of default under the provisions of Prison Realty's other indebtedness, including the provisions of Prison Realty's bank credit facility.

     $30.0 million 7.5% convertible, subordinated notes. The original provisions of the note purchase agreement relating to the $30.0 million 7.5% convertible, subordinated notes issued to PMI Mezzanine Fund, L.P. contain certain financial covenants. As of March 31, 2000, Prison Realty was not in compliance with these financial covenants. However, Prison Realty has not been in default under the provisions of this note purchase agreement because the holder of the 7.5% convertible, subordinated notes has not provided Prison Realty with written notice declaring such an event of default.

     As previously described herein, the Waiver and Amendment provides that the lenders under Prison Realty's bank credit facility did not consent to the repurchase of all or any portion of the 7.5% convertible, subordinated notes or the payment or repayment of all or any portion of any amounts owing under the notes. In addition, as previously described herein, the Waiver and Amendment also provides that the existence of any events of default under Prison Realty's bank credit facility as a result of an event of default under the terms of the 7.5% convertible, subordinated notes will give rise to the right of the lenders under the bank credit facility to require Prison Realty to pay any applicable default rate of interest under the bank credit facility. Moreover, the Waiver and Amendment provides that, subject to certain limited exceptions, the interest rate applicable to all outstanding amounts under the bank credit facility will be increased by 2.0% above the otherwise applicable interest rate for any period during which Prison Realty pays an interest rate in excess of 7.5% with respect to the 7.5% convertible, subordinated notes, except to the extent that such interest

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


rate is increased in a manner satisfactory to the requisite percentage of the lenders under the bank credit facility in connection with a written waiver of existing defaults under the notes.

     On June 30, 2000, Prison Realty obtained a waiver of events of default under, and amendments to, the provisions of the note purchase agreement relating to these convertible, subordinated notes. The effectiveness of the waiver and amendment was subject to the fulfillment of certain conditions by Prison Realty, including the payment of a waiver fee of $75,000.

     The waiver and amendment provides for a waiver of the following events of default: (i) Prison Realty's non-compliance with certain financial covenants contained in the note purchase agreement prior to the execution of the waiver and amendment, as well as Prison Realty's previous noncompliance with certain financial covenants prior to completion of the CCA merger; and (ii) certain defaults arising from Prison Realty's non-compliance with the provisions of its $40.0 million 9.5% convertible, subordinated notes. The waiver and amendment further provides that, generally, the completion of, or the failure to complete, certain transactions more fully described in this proxy statement, including:
(i) the CCA merger; (ii) Prison Realty's election, pending shareholder approval, not to be taxed as a REIT, commencing with its taxable year ending December 31, 2000; and (iii) the rights offering required by the bank credit facility Waiver and Amendment, will not constitute an event of default under the terms of the note purchase agreement. Specifically, the waiver and amendment amends the provisions of the note purchase agreement to provide that Prison Realty may, following the merger, engage in the operation and management of correctional and detention facilities.

     The waiver and amendment to the note purchase agreement also amends the economic terms of the notes, through the issuance of a replacement note in the aggregate principal amount of $30.0 million, to provide, subject to the approval of the requisite percentage of lenders under Prison Realty's bank credit facility, for an increase in the applicable interest rate of the notes by 0.5% per annum, which would require cash interest payments by Prison Realty equal to an interest rate of 8.0% per annum. The amended terms of the notes provide that if such approval is not obtained, Prison Realty will be required to issue, in lieu of such additional cash interest payments, additional convertible, subordinated "paid in kind" notes on a pro rata basis to all holders. Any "paid in kind" notes will be on substantially similar terms as the $30.0 million convertible, subordinated notes.

     Also as a result of the waiver and amendment, the conversion price of the notes will be adjusted to an initial conversion price equal to 125% of the average closing price of Prison Realty's common stock on the NYSE for a period of 30 days immediately preceding the earlier of (i) October 31 or (ii) the closing date of the CCA merger. This conversion price will be subject to adjustment upon the occurrence of certain events. The waiver and amendment to the provisions of the note purchase agreement further provides for the deletion of the existing financial covenants in the note purchase agreement upon completion of the CCA merger and the addition of certain post-merger financial covenants relating to Prison Realty's: (i) maximum total leverage ratio; (ii) interest coverage ratio; and (iii) fixed charge coverage ratio.

     There can be no assurance that Prison Realty will be able to maintain the effectiveness of this waiver and amendment. If Prison Realty is unable to do so, and if the holders of these notes do not consent to the proposed waiver of events of default under, and amendments to, the note purchase agreement, Prison Realty may be required to repurchase or redeem the outstanding principal amount of the notes. If the aggregate principal amount of such convertible subordinated notes were accelerated, however, the repayment of such amounts is subordinate to the rights of the senior lenders under the bank credit facility. Any requirement to repurchase or redeem the outstanding principal amount of this indebtedness prior to its stated maturity would also trigger an event of default under

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


the provisions of Prison Realty's other indebtedness, including the provisions of Prison Realty's bank credit facility.

     CCA's bank credit facility. On April 27, 2000, CCA obtained the consent of the requisite percentage of the senior lenders under its bank credit facility for a waiver of its bank credit facility's restrictions relating to:

     - Prison Realty's and CCA's amendments of the original terms of the CCA lease agreements, the amended and restated tenant incentive agreement, the business development agreement and the amended and restated services agreement.

     - CCA's violation of a net worth covenant contained in its bank credit facility.

     - CCA's execution of an agreement and plan of merger with respect to a merger of each of CCA, PMSI and JJFMSI with and into wholly-owned subsidiaries of Prison Realty, in connection with the proposed Fortress/Blackstone restructuring.

     As consideration for the initial waiver, the CCA senior lenders required and were paid a fee equal to $2.0 million in cash. The terms of the initial waiver provided that the waiver would remain in effect until the earlier of (i) July 31, 2000; (ii) the date the Pacific Life securities purchase agreement is terminated; (iii) the date CCA makes any payments to Prison Realty other than as set forth in the amendments to CCA's agreements with Prison Realty; or (iv) the date the lenders under Prison Realty's bank credit facility exercise any rights with respect to any default or event of default under Prison Realty's bank credit facility.

     Because the termination of the Pacific Life securities purchase agreement resulted in a termination of the initial waiver and because CCA's proposed execution of the merger agreement was not addressed in the initial waiver, CCA requested that its senior lenders amend the waiver to provide for its continuation, notwithstanding the termination of the Pacific Life securities purchase agreement, and to permit CCA's execution of the amended merger agreement. CCA's senior lenders refused to agree to such amendments unless CCA paid an additional waiver fee of $1.0 million to CCA's senior lending group. Because of the ramifications of the existence of a default under the CCA bank credit facility, and the fact that such a default would cause an event of default under Prison Realty's recently amended bank credit facility, on June 30, 2000, CCA committed to pay its lenders the $1.0 million fee and obtained the consent of the requisite percentage of the senior lenders under its bank credit facility to extend the term of the initial waiver to September 30, 2000 and to permit the (i) termination of the merger agreement relating to the proposed combination of Prison Realty; (ii) the execution by CCA of the merger agreement; and (iii) the termination of the Pacific Life Securities purchase agreement.

     Effect of failure of Prison Realty to obtain and maintain requested waivers. With the exception of the events of default relating to Prison Realty's convertible, subordinated notes existing at the time of the Waiver and Amendment, as previously described, the Waiver and Amendment waived all known events of default under the credit facility. Prison Realty has subsequently obtained waivers of the defaults under the convertible, subordinated notes as also previously described. As a result of the foregoing, Prison Realty is currently not in default under the terms of any of its indebtedness, including under its senior secured credit facility, its 12% senior notes, and its convertible, subordinated notes, or that any potential events of default exists under the terms of its indebtedness.

     The effectiveness of the Waiver and Amendment is subject to conditions previously described herein. In the event Prison Realty is unable to maintain the Waiver and Amendment, or if Prison Realty is unable to obtain or maintain waivers of events of default under the terms of any of its other indebtedness, and such indebtedness is accelerated, the senior lenders under Prison Realty's bank

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


credit facilities are entitled, at their discretion, to exercise certain remedies, including acceleration of the outstanding borrowings under the bank credit facility. In such event, Prison Realty may be forced to seek protection under the federal bankruptcy code.

     Prison Realty's 12% senior notes and convertible, subordinated notes contain provisions which allow the holders of such indebtedness to accelerate the outstanding principal amount of such indebtedness and seek remedies if Prison Realty has a payment default under its bank credit facility or if the obligations under Prison Realty's bank credit facility have been accelerated. If the senior lenders under Prison Realty's bank credit facility elect to exercise their rights to accelerate Prison Realty's obligations under the bank credit facility, such action could result in the acceleration of all or a portion of the outstanding principal amount of Prison Realty's 12% senior notes or its convertible, subordinated notes, which would have a material adverse effect on Prison Realty's liquidity and financial position. Prison Realty does not have sufficient working capital to satisfy its debt obligations in the event of an acceleration of all of Prison Realty's outstanding indebtedness.

     Effect of failure of CCA to maintain waivers of events of default under the provisions of its bank credit facility. As previously discussed, CCA has obtained waivers of certain events of default under the provisions of its bank credit facility. However, these waivers expire on July 31, 2000 and are subject to termination upon the occurrence of certain events, as previously described herein. There can be no assurance that CCA will be able to comply with and maintain the waivers. In the event CCA is unable to comply with and maintain the waivers, the senior lenders under the CCA bank credit facility are entitled, at their discretion, to exercise certain remedies, including acceleration of the outstanding borrowings under the bank credit facility. If the senior lenders elect to exercise their rights to accelerate CCA's obligations under CCA's bank credit facility, such events would have a material adverse effect on CCA's liquidity and financial position. CCA does not have sufficient working capital in the event of an acceleration of indebtedness under CCA's bank credit facility.

     In addition, as described above, the terms of the Waiver and Amendment provide that a condition to the continued effectiveness of the Waiver and Amendment is the continued effectiveness of a waiver of all existing events of default under CCA's bank credit facility. Prison Realty's bank credit facility, as modified by the Waiver and Amendment, also provides that either of the following will result in an event of default under Prison Realty's bank credit facility: (i) the occurrence of an event of default under CCA's bank credit facility; or (ii) the amendment or refinancing of CCA's bank credit facility on terms and conditions less favorable than its existing terms. As a result of such an event of default, the senior lenders under Prison Realty's bank credit facility would be entitled, at their discretion, to exercise certain remedies, including acceleration of the outstanding borrowings under the bank credit facility. In such event, Prison Realty may be forced to seek protection under the federal bankruptcy code.

CCA MANAGEMENT CONTRACTS WITH GOVERNMENT ENTITIES

     Federal Bureau of Prisons. On June 9, 2000, CCA received a notice of award with respect to two contracts with the Federal Bureau of Prisons ("FBOP") to house 3,316 federal detainees at Prison Realty's California City Correctional Facility located in California City, California and Prison Realty's Cibola County Corrections Center located in Milan, New Mexico. The contracts, which are expected to be dated as of September 7, 2000, will have an initial term of three years with seven one-year renewal options. The terms of the contracts provide for a 95% guaranteed occupancy rate, and revenues for the contracts are expected to begin in the third quarter of 2000.

     State of North Carolina. CCA has commenced negotiations with the North Carolina Department of Correction with respect to the termination of CCA's management contracts for the Mountain View Correctional Institution located in Spruce Pine, North Carolina and the Pamlico

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


Correctional Institution located in Bayboro, North Carolina. The 528-bed, medium security institutions are owned by Prison Realty and leased to the state of North Carolina pursuant to leases expiring in the fourth quarter of 2008, subject to extension for an additional 10 years upon the agreement of the parties. The facilities house adult male inmates for the state pursuant to contracts obtained by Old CCA as part of its acquisition of certain management contracts from USCC in 1998. Prison Realty expects to continue leasing the facilities to the North Carolina Department of Correction.

POTENTIAL LIABILITY WITH REGARD TO BOND ISSUE

     In September 1997, Old CCA received a discretionary bonus of approximately $4.1 million in connection with its management of a correctional facility located in Hardeman County, Tennessee. The construction of the facility was financed with correction facilities revenue bonds in the total principal amount of approximately $72.7 million. The tax-exempt nature of the bonds is under review by the IRS. Because of the contractual relationship between Old CCA and the correctional facility, in the event the IRS determines that the bonds are taxable, there exists the risk that Prison Realty as the successor to Old CCA may be required to remit all or a portion of the bonus received, or, in the alternative, repurchase the principal amount of the bonds, plus accrued interest. Prison Realty intends to contest this matter vigorously.

SHAREHOLDER LITIGATION

     On December 29, 1999, a purported class action lawsuit was filed on behalf of the shareholders of Prison Realty in the Chancery Court for Davidson County, Tennessee. The lawsuit, captioned Bernstein v. Prison Realty Trust, et al., names as defendants Prison Realty and its directors, as well certain affiliates of Fortress, Blackstone and Bank of America. The lawsuit alleges that the directors of Prison Realty breached their fiduciary duties to Prison Realty's shareholders by effectively selling control of Prison Realty for inadequate consideration and without having adequately considered or explored all other alternatives to the proposed Fortress/Blackstone restructuring or having taken steps to maximize stockholder value. The plaintiffs seek an injunction preventing the completion of the Fortress/Blackstone restructuring, declaratory relief, and costs and fees. On each of January 4, 2000 and January 12, 2000, nearly identical purported class action lawsuits were filed in the same court on behalf of different purported class representatives. The lawsuits, captioned Hardee v. Prison Realty Trust, et al. and Holle v. Prison Realty Trust, et al., name as defendants Prison Realty and its directors, as well as each of Fortress, Blackstone and Bank of America. These three actions were consolidated on February 18, 2000.

     On December 30, 1999, a purported class action lawsuit was filed in federal court in the United States District Court for the Middle District of Tennessee, on behalf of the stockholders of Prison Realty. The lawsuit, captioned Neiger v. Doctor Crants, et al., names as defendants Prison Realty, Doctor R. Crants and
D. Robert Crants, III. The lawsuit alleges violations of federal securities laws based on the allegation that the defendants knew or should have known that Prison Realty would not make any further dividend payments on its common stock, including a special dividend, prior to the date on which it was disclosed to the public that Prison Realty had entered into an agreement with respect to the Fortress/Blackstone restructuring and would not elect to be taxed as a REIT beginning with its 1999 taxable year, and therefore, certain statements made by the defendants prior to that time were false and misleading. The plaintiffs seek an unspecified amount of monetary damages, equitable and/or injunctive relief and costs and fees. On February 4, 2000, a nearly identical purported class action lawsuit was filed in the same court on behalf of different purported class representatives. The lawsuit, captioned Anderson v. Doctor Crants, et al., names as defendants Prison Realty, Doctor R. Crants and D. Robert Crants, III. On February 24, 2000, a nearly identical

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


purported class action lawsuit was filed in the same court on behalf of a different purported class representative. The lawsuit, captioned Brody v. Prison Realty Trust, Inc. et al., names as defendants Prison Realty, Doctor R. Crants, and D. Robert Crants, III. These three actions were consolidated on March 13, 2000. The plaintiffs filed a consolidated complaint on May 30, 2000. Additionally, on March 3, 2000, a similar lawsuit was filed on behalf of two plaintiffs in the Chancery Court for the State of Tennessee, Twentieth Judicial District. The lawsuit, captioned Buchanan v. Prison Realty Trust, Inc., et al., names as defendants Prison Realty, Doctor R. Crants, D. Robert Crants, III and Darrell K. Massengale and alleges violations of state common and securities laws based on claims substantially identical to those enumerated above.

     Prison Realty is also currently subject to two separate purported class actions filed in federal court in the United States District Court for the Middle District of Tennessee, alleging securities fraud in connection with the agreements entered into by Prison Realty and CCA in May 1999 to increase payments made by Prison Realty to CCA under the terms of certain agreements. The plaintiffs' class in In re Old CCA Securities Litigation consists of former shareholders of Old CCA who acquired shares of Prison Realty as the result of the merger of Old CCA with and into Prison Realty. The plaintiffs' class in In re Prison Realty Securities Litigation consists of former shareholders of Old Prison Realty who acquired shares of Prison Realty as the result of the merger of Old Prison Realty with and into Prison Realty and all persons who acquired shares of Prison Realty in the open market prior to May 17, 1999. Each of these actions alleges violations of federal securities laws based, among other things, on the allegations that Prison Realty and the individual defendants in the actions knew or should have known of the increased payments to CCA prior to the date that they were disclosed to the public, and therefore certain public filings and representations made by Prison Realty and certain of the defendants were false and misleading. These two actions represent the consolidation of sixteen complaints filed in May and June 1999. On March 24, 2000, a purported class action nearly identical to In re Prison Realty Securities Litigation was filed in the United States District Court for the Middle District of Tennessee. It is anticipated that the lawsuit, captioned Mikovits v. Prison Realty Trust, et. al., will be coordinated and/or consolidated with In re Prison Realty Securities Litigation. In addition, a purported stockholders' derivative complaint has been filed in the Chancery Court for Davidson County, Tennessee in Nashville, captioned Wanstrath v. Crants, et al., against Prison Realty, CCA and persons who were directors at the time Prison Realty entered into the agreements regarding the increased payments to CCA. The derivative action alleges, among other things, that the directors of Prison Realty violated their fiduciary duties in approving the increased payments to CCA. The plaintiffs in this action have also moved for a preliminary injunction to prevent the payment of certain fees in connection with the Fortress/Blackstone restructuring and the payments to certain parties in connection with the Pacific Life restructuring.

     Prison Realty also is subject to a complaint filed in August 1998 in the Chancery Court for Davidson County, Tennessee, inherited from Old CCA as a result of Old CCA's merger with and into Prison Realty. The lawsuit, captioned Dasburg, S.A. v. Corrections Corporation of America, et al., claims that Old CCA and the individual named defendants violated state law by making false and misleading statements in order to keep Old CCA's stock price at an artificially high level during the period from April 1997 through April 1998, so that the individual named defendants could sell shares of Old CCA stock at inflated prices.

     Prison Realty is defending vigorously its actions in each of the shareholder lawsuits described herein. It is possible additional lawsuits will be filed, or that the existing complaints filed in connection with the Fortress/Blackstone restructuring and/or the Pacific Life restructuring will be amended in connection with the proposed restructuring transactions. It is also possible that Prison Realty's liability in regard to the shareholder lawsuits will exceed Prison Realty's insurance coverage limits and will have a material adverse impact on Prison Realty's consolidated financial position, results of operations and cash flows. In addition, as previously described, the terms of the Waiver and Amendment provide that it shall be an event of default under Prison Realty's bank credit facility if Prison Realty settles its currently outstanding shareholder litigation for cash amounts not otherwise fully covered by Prison Realty's existing directors' and officers' liability insurance policies.

OTHER LITIGATION

     Prison Realty. In addition to the shareholder litigation described herein under "-- Shareholder litigation," and the matters described below, Prison Realty is, and will be upon completion of the restructuring, also subject to certain other litigation, including routine litigation arising in the ordinary course of Prison Realty's business, as more fully described in Prison Realty's Quarterly Report on Form 10-Q (File no. 0-25245), filed with the SEC on May 15, 2000, and Prison Realty's Annual Report on Form 10-K (File no. 0-25245), filed with the SEC on March 30, 2000. All or a portion of any liabilities resulting from this litigation is expected to be covered by liability insurance, and all of such litigation collectively is not expected to have a material adverse effect on the financial condition of Prison Realty.

     As previously described herein under "-- Recent developments," on June 9, 2000, a complaint was filed in federal court in the United States District Court for the Southern District of New York by Fortress/Blackstone to recover $23.2 million in fees allegedly owed them as the result of the companies' termination of the Fortress/Blackstone securities purchase agreement. The payment of these fees is also subject to certain claims in the shareholder litigation described herein under "-- Shareholder litigation."

     On October 15, 1998, a complaint captioned Fredrick & May Construction Co.
v. U.S. Corrections Corporation was filed in the Circuit Court for Lee County, Kentucky alleging a breach of contract regarding the construction of improvements to two correctional facilities acquired when Old CCA purchased and merged with U.S. Corrections Corporation ("USCC"). Frederick & May Construction Co. ("Fredrick & May") alleged that it had valid contracts for the completion of the improvements and that the contracts were wrongfully terminated. The issue of damages in this matter was tried to a jury in June 2000, subsequent to the Court granting summary judgment in favor of Frederick & May on the issue of the existence of a contract. The jury returned a verdict against USCC in an amount of approximately $753,000. The Plaintiff's motion to assess and determine the amount of prejudgment interest, if any, is presently pending before the Court. The Company has vigorously defended this action to date and is in the process of appealing the judgment.

     CCA. In addition to the litigation described below, CCA currently is, and Prison Realty and CCA's successor will be upon completion of the restructuring, subject to certain litigation, including litigation arising in the ordinary course of CCA's business, as more fully described in Prison Realty's Quarterly Report on Form 10-Q (File no. 0-25245), filed with the SEC on May 15, 2000, and Prison Realty's Annual Report on Form 10-K (File no. 0-25245), filed with the SEC on March 30, 2000.

     In February 2000, a complaint was filed in federal court in the United States District Court for the Western District of Texas against CCA's inmate transportation subsidiary TransCor America, LLC ("TransCor"). The lawsuit, captioned Cheryl Schoenfeld v. TransCor America, Inc., et. al., names as defendants TransCor and its directors. The lawsuit alleges that two drivers sexually assaulted and raped the Plaintiff during her transportation to a facility in Texas. While the case is in the very early stages of discovery, the Plaintiff recently submitted a $21.0 million settlement demand. CCA and TransCor intend to defend the action vigorously. It is expected that a portion of any liabilities resulting from this litigation will be covered by liability insurance.

BUSINESS OF PRISON REALTY FOLLOWING THE COMPLETION OF THE RESTRUCTURING

     Following the completion of the restructuring, Prison Realty will be a full-service provider of correctional and detention services and will continue to provide all of the services previously offered to customers of Prison Realty and CCA under the "Corrections Corporation of America" name. In addition, Prison Realty will no longer operate so as to qualify as a REIT and will instead conduct its business as a taxable subchapter C corporation, effective January 1, 2000.

OPERATIONS AND BUSINESS STRATEGY

     After the completion of the restructuring, if approved, Prison Realty intends to increase revenues and its position as the largest owner, developer and manager of privatized correctional and detention facilities worldwide through the following business strategies.

     Efficient development and management of facilities. The newly combined Prison Realty will continue to provide high quality, cost-efficient management of its facilities. Prison Realty believes that its quality of personnel, efficient application of financial resources and adherence to proven policies and procedures will enable it to design, develop and manage correctional and detention facilities at costs lower than those of government agencies that are responsible for performing such services. Prison Realty believes that the reputations of its predecessors as innovative and effective owners and managers of facilities will enhance its ability to market its services and capitalize on a larger scope of opportunities with a variety of government agencies.

     Prison Realty also recognizes the importance of the facility administrator and the facility's management team in the successful financial performance of each facility. Prison Realty believes that CCA's reputation will enable it to attract highly-qualified facility administrators. Each CCA facility management team operates each facility in accordance with a company-wide policy and procedure regimen derived from industry standards and designed to ensure the delivery of consistent, high quality services in each of its facilities. Prison Realty will seek to minimize operating expenses by designing its facilities to optimize correctional officer staffing consistent with facility security requirements. Prison Realty will further control operating expenses through the continued use of electronic surveillance systems and other technologies.

     Development of domestic business opportunities. As a result of the growth in the demand for privatized correctional and detention facilities, Prison Realty will be selective in the projects it pursues. Prison Realty will continue to pursue projects based on probability of success, geographic location, size, potential profitability and political and community acceptability. Management believes this approach will allow Prison Realty to enhance its market share and optimize resource allocation, profitability and financial return. Prison Realty intends to continue its focus on institutions with an emphasis on medium to maximum security that are 500 to 1,000 beds or larger. Management believes that the experience and reputation of the newly combined Prison Realty in managing large secure facilities will enable it to maintain its industry position and to capitalize on the trend of governments to privatize larger facilities.

     Expansion into international markets. Prison Realty believes that the majority of its new business will come from within the United States. While management will not detract from its domestic business to pursue international activities, Prison Realty will continue to participate in selected international projects it finds attractive. Prison Realty also believes that in order to compete effectively in international markets it must enter into alliances with strategic local partners in the international marketplace with access to local opportunities and familiarity with local business practices.

     Cost reduction programs. An important component of CCA's current strategy is to position itself as a low cost, high quality provider of prison management services in all of its markets. The newly combined Prison Realty will continue this strategy. As cost containment pressures increase, Prison Realty will continue to focus on improving operating performance and efficiency through the following key operating initiatives: (i) standardization of supply and service purchasing practices and usage; (ii) improvement of inmate management, resource consumption and reporting procedures; and (iii) improvement in salary and wage expenses by reducing overtime, monitoring staff levels and developing productivity standards. Prison Realty intends to continue to apply these operating cost initiatives throughout its existing facilities and in new facilities.

FACILITIES TO BE OWNED AND/OR OPERATED BY PRISON REALTY UPON COMPLETION OF THE RESTRUCTURING

     Information regarding each facility to be owned and/or operated by Prison Realty and/or its subsidiaries upon completion of the restructuring, including those facilities currently under construction or development, is set forth below, grouped by state:

                                                                                                                    OWNED,
                                                                                                         NO. OF     MANAGED
                                                                CONTRACTING                             FACILITY    AND/OR
LOCATION           CITY               FACILITY                    PARTIES               EXPIRATION        BEDS      LEASED
--------      ---------------  -----------------------  ---------------------------  -----------------  --------   ---------
DOMESTIC
Arizona       Eloy             Eloy Detention Center    U.S. Department of           February 28, 2002   1,500     Owned and
                                                        Justice/FBOP                                               managed
              Florence         Central Arizona          U.S. Marshals Service        November 3, 2000    2,304     Owned and
                               Detention Center         ("USMS")                                                   managed
                                                        Pinal County, Arizona        January 5, 2014
                                                        State of Alaska              June 30, 2001
                                                        State of Hawaii              June 30, 2001
                                                        Gila River Police Dept. of   (1)
                                                        Arizona
                                                        Pascua Yaqui Tribe of        (1)
                                                        Arizona
              Florence         Florence Correctional    State of Hawaii              June 30, 2001       1,600     Owned and
                               Facility                                                                            managed
                                                        Pascua Hagui Tribe of        (1)
                                                        Arizona
California    California City  California City          California City, California  October 31, 2024    2,304     Owned and
                               Correctional Facility                                                               managed
                                                        USMS                         November 15, 2000
                                                        FBOP                         November 9, 2003
              Live Oak         Leo Chesney              Cornell Corrections(2)       February 28, 2002     240     Owned and
                               Correctional Facility                                                               leased
              Mendota          Mendota Correctional     (3)                          (3)                 1,024     Owned and
                               Facility                                                                            managed
              San Diego        San Diego Correctional   Immigration and              December 31, 2000   1,200     Owned,
                               Facility                 Naturalization Service                                     managed
                                                        ("INS")                                                    and
                                                                                                                   leased(4)
Colorado      Burlington       Kit Carson Correctional  Colorado Department of       June 30, 2001         768     Owned and
                               Facility                 Corrections ("DOC")                                        managed
                                                        City of Burlington           October 31, 2003
                                                        USMS                         (5)
              Las Animas       Bent County              Bent County, Colorado        August 17, 2018       700     Owned and
                               Correctional Facility                                                               managed
                                                        Colorado DOC

                                                                                                                    OWNED,
                                                                                                         NO. OF     MANAGED
                                                                CONTRACTING                             FACILITY    AND/OR
LOCATION           CITY               FACILITY                    PARTIES               EXPIRATION        BEDS      LEASED
--------      ---------------  -----------------------  ---------------------------  -----------------  --------   ---------
              Walsenburg       Huerfano County          Huerfano County              October 31, 2122      752     Owned and
                               Correctional Center      Correctional Facilities                                    managed
                                                        Authority
                                                        Colorado DOC
Georgia       Alamo            Wheeler Correctional     Georgia DOC                  June 30, 2001       1,524     Owned and
                               Facility                                                                            managed
              McRae            McRae Correctional       (3)                          (3)                 1,524     Owned and
                               Facility                                                                            managed
              Millen           Millen Correctional      (3)                          (3)                 1,524     Owned and
                               Facility                                                                            managed
              Nicholls         Coffee Correctional      Georgia DOC                  June 30, 2001       1,524     Owned and
                               Facility                                                                            managed
              Stewart County   Stewart County           (3)                          (3)                 1,524     Owned and
                               Correctional Facility                                                               managed
Kansas        Leavenworth      Leavenworth Detention    USMS                         December 31, 2000     483     Owned and
                               Center                                                                              managed
Kentucky      Beatyville       Lee Adjustment Center    Commonwealth of Kentucky     December 11, 2001     756     Owned and
                                                                                                                   managed
              Louisville       River City Correctional  Jefferson County, Kentucky   June 30, 2000         363     Owned and
                               Center                                                                              managed
              St. Mary         Marion Adjustment        Commonwealth of Kentucky     December 7, 2001      856     Owned and
                               Center                                                                              managed
              Wheelwright      Otter Creek              Commonwealth of Kentucky     December 7, 2001      656     Owned and
                               Correctional Center                                                                 managed
Minnesota     Appleton         Prairie Correctional     Appleton Prison Corp         July 31, 2009       1,338     Owned and
                               Facility                                                                            managed
                                                        Minnesota DOC                June 30, 2001
                                                        Nebraska (USMS)              (5)
                                                        USMS                         September 20,
                                                                                     2000
                                                        State of Hawaii              June 30, 2001
                                                        North Dakota DOC             July 31, 2000
                                                        Wisconsin DOC                December 22, 2000
Mississippi   Tallahatchie     Tallahatchie County      Tallahatchie County          May 23, 2003        1,104     Owned and
                               Correctional Center      Correctional Authority                                     managed
                                                        Wisconsin DOC                December 22, 2000
Montana       Shelby           Crossroads Correctional  Montana DOC                  August 31, 2003       512     Owned and
                               Center                                                                              managed
                                                        Montana DOC                  June 30, 2002
Nevada        Las Vegas        Southern Nevada Women's  State of Nevada, Nevada      June 30, 2015         500     Owned,
                               Correctional Facility    Dept. of Prisons                                           managed
                                                                                                                   and
                                                                                                                   leased(6)
New Mexico    Estancia         Torrance County          Torrance County, New Mexico  October 31, 2010      910     Owned and
                               Detention Facility       (management services)                                      managed
                                                        Torrance County, New Mexico  October 31, 2010
                                                        Lincoln County, New Mexico   (1)
                                                        Valencia County, New Mexico  (1)
                                                        USMS                         (5)
              Grants           New Mexico Women's       New Mexico DOC               June 30, 2001         596     Owned and
                               Correctional Facility                                                               managed

                                                                                                                    OWNED,
                                                                                                         NO. OF     MANAGED
                                                                CONTRACTING                             FACILITY    AND/OR
LOCATION           CITY               FACILITY                    PARTIES               EXPIRATION        BEDS      LEASED
--------      ---------------  -----------------------  ---------------------------  -----------------  --------   ---------
              Milan            Cibola County            Cibola County, New Mexico    April 16, 2001      1,072     Owned and
                               Corrections Center                                                                  managed
                                                        State of Idaho               July 15, 2000
                                                        State of Alaska              June 30, 2001
                                                        FBOP                         November 9, 2003
North         Bayboro          Pamlico Correctional     North Carolina DOC           September 1,          528     Owned,
  Carolina                     Institution                                           2003(7)                       managed
                                                                                                                   and
                                                                                                                   leased(6)
              Spruce Pine      Mountainview             State of North Carolina      November 30,          528     Owned,
                               Correctional                                          2003(7)                       managed
                               Institution                                                                         and
                                                                                                                   leased(6)
Ohio          Cincinnati       Queensgate Correctional  Hamilton County, Ohio(2)     March 1, 2000         850     Owned and
                               Facility                                                                            leased(6)
              Youngstown       Northeast Ohio           Government of District of    September 8, 2000   2,016     Owned and
                               Correction Center        Columbia                                                   managed
Oklahoma      Cushing          Cimarron Correctional    Oklahoma DOC                 June 30, 2001         960     Owned and
                               Facility                                                                            managed
              Holdenville      Davis Correctional       Oklahoma DOC                 June 30, 2001         960     Owned and
                               Facility                                                                            managed
              Sayre            North Fork Correctional  Wisconsin DOC                December 22, 2000   1,440     Owned and
                               Center                                                                              managed
                                                        State of Hawaii              June 30, 2001
                                                        Sayre Industrial Authority   April 30, 2018
              Watonga          Diamondback              Watonga Economic             July 31, 2018       1,440     Owned and
                               Correctional Facility    Development Authority                                      managed
                                                        State of Hawaii              June 30, 2001
                                                        Indiana DOC                  January 31, 2003
                                                        Oklahoma DOC                 June 30, 2001
Tennessee     Mason            West Tennessee           City of Mason                July 29, 2010         600     Owned and
                               Detention Center                                                                    managed
                                                        USMS                         August 4, 2000
                                                        State of Hawaii              June 30, 2001
                                                        Wisconsin DOC                December 22, 2000
              Memphis          Shelby Training Center   Juvenile Court of Memphis    April 14, 2015        200     Owned and
                                                        and Shelby County,                                         managed
                                                        Tennessee
                                                        U.S. Department of Justice   December 31, 2000
                                                        Delaware Dept. of Services   June 30, 2001
                                                        for Children, Youth and
                                                        their Families
                                                        Nevada Dept. of Human        June 30, 2001
                                                        Resources Division of Child
                                                        and Family Services
                                                        Idaho Dept. of Juvenile      November 30, 2000
                                                        Corrections
              Whiteville       Whiteville Correctional  Wisconsin DOC                December 22, 2000   1,536     Owned and
                               Facility                                                                            managed
Texas         Bridgeport       Bridgeport Pre-Parole    Texas Dept. of Criminal      August 31, 2000       200     Owned and
                               Transfer Facility        Justice                                                    managed
              Dallas           Community Education      Community Education          August 14, 2008        --     Owned and
                               Partners - Dallas        Partners(2)                                                leased

                                                                                                                    OWNED,
                                                                                                         NO. OF     MANAGED
                                                                CONTRACTING                             FACILITY    AND/OR
LOCATION           CITY               FACILITY                    PARTIES               EXPIRATION        BEDS      LEASED
--------      ---------------  -----------------------  ---------------------------  -----------------  --------   ---------
              Eden             Eden Detention Center    City of Eden                 April 13, 2011      1,225     Owned and
                                                                                                                   managed
                                                        FBOP                         (5)
              Houston          Community Education      Community Education          June 30, 2008          --     Owned and
                               Partners - Houston       Partners(2)                                                leased
              Houston          Houston Processing       INS                          September 30,         411     Owned and
                               Center                                                2000                          managed
              Laredo           Laredo Processing        INS                          September 30,         258     Owned and
                               Center                                                2000                          managed
              Laredo           Webb County Detention    Webb County                  October 1, 2018       480     Owned and
                               Facility                                                                            managed
                                                        USMS                         February 8, 2001
              Mineral Wells    Mineral Wells Pre-       Texas Dept. of Criminal      August 31, 2000     2,103     Owned and
                               Parole Transfer          Justice                                                    managed
                               Facility
              Taylor           T. Don Hutto             Williamson County, Texas     January 21, 2003      480     Owned and
                               Correctional Center                                                                 managed
                                                        TDCJ                         October 31, 2000
                                                        USMS                         (5)
District of   Washington       Correctional Treatment   District of Columbia         March 15, 2017        866     Owned,
  Columbia                     Facility                                                                            managed
                                                                                                                   and
                                                                                                                   leased(6)
INTERNATIONAL
United        Salford          HMP Forrest Bank         HMP Secretary of State for   January 25, 2025      800     Owned,
  Kingdom                                               the Home Department and                                    managed
                                                        Agecroft Prison Management,                                and
                                                        Ltd.                                                       leased(6)

-------------------------
(1) Contract continues until either party provides the other with 30 days written notice of termination.
(2) Indicates leasing party.
(3) Facility currently under development or construction.
(4) Prison Realty is lessee under a ground lease with City of San Diego for the real property.
(5) Contract expires when funding is no longer allocated by U.S. Congress.
(6) Facility is leased to the appropriate state or local government agency (or the District of Columbia).
(7) CCA is currently in discussions with the NCDOC with respect to the mutual termination of the contract.

RELATIONSHIP WITH THE SERVICE COMPANIES

     Upon completion of the merger, Prison Realty will maintain its existing ownership of 100% of the non-voting common stock of PMSI and JJFMSI, which will entitle it to continue to receive 95% of each company's net income, as defined, in the form of cash dividends on such shares. In addition, Prison Realty and its subsidiaries will provide administrative services for the service companies for a cash fee under the terms of an existing administrative services agreement between CCA and the service companies. Prison Realty will also license the use of the CCA name to the service companies for a cash fee under the terms of an existing service mark and trade name use agreement between CCA and the service companies.

     The terms of Prison Realty's recently amended bank credit facility permit Prison Realty to combine with PMSI and JJFMSI for non-cash consideration not to exceed $12.6 million. A maximum of $10.6 million in non-cash consideration may be paid to outside, non-warden stockholders of the service companies. Prison Realty has initiated discussion with representatives of PMSI and JJFMSI regarding a merger of the two companies with and into subsidiaries of Prison Realty in accordance with the terms of Prison Realty's bank indebtedness. Prison Realty expects that if it is able to negotiate the terms of such mergers that the terms of such mergers would, like the merger with CCA, provide for the exchange of shares of each service companies' common stock for shares of Prison Realty common stock in the merger at an exchange ratio determined by a formula using the average closing price of Prison Realty common stock over a period of time immediately prior to such merger. No assurance, however, can be made that any agreement may be reached as to the service company mergers.

     Prison Realty previously entered into agreements to purchase 85% of the voting common stock of each of PMSI and JJFMSI, which is held by outside, or non-employee, shareholders of each company in connection with the transactions contemplated by the Fortress/Blackstone restructuring and the Pacific Life restructuring. Due to the termination of the restructuring transactions with Fortress/Blackstone and Pacific Life, Prison Realty believes it has no remaining obligations under these agreements.

     Information regarding each facility to be operated by PMSI and JJFMSI upon completion of the restructuring, is set forth below, grouped by state:

PMSI.

                                                                                                                   OWNED,
                                                                                                         NO. OF    MANAGED
                                                             CONTRACTING                                FACILITY   AND/OR
LOCATION          CITY              FACILITY                   PARTIES                 EXPIRATION         BEDS     LEASED
--------      -------------   --------------------   ---------------------------   ------------------   --------   -------
Florida       Gadsden         Gadsden Correctional   State of Florida              July 1, 2001            896     Managed
                              Institution            Correctional Privatization
                                                     Commission
              Panama City     Bay Correctional       State of Florida              August 28, 2000         750     Managed
                              Facility               Correctional Privatization
                                                     Commission
Idaho         Boise           Idaho Correctional     State of Idaho, Department    June 30, 2003         1,250     Managed
                              Facility               of Administration
Louisiana     Winnfield       Winn Correctional      Department of Public Safety   March 18, 2003        1,538     Managed
                              Center                 and Corrections
Mississippi   Greenwood       Delta Correctional     Delta Correctional            October 25, 2001      1,016     Managed
                              Facility               Authority
              Woodville       Wilkinson County       Wilkinson County Industrial   January 5, 2003         900     Managed
                              Correctional Center    Development Authority
Puerto Rico   Guayama         Guayama Correctional   Administration of             December 17, 2000     1,000     Managed
                              Center                 Corrections of the
                                                     Commonwealth of Puerto
                                                     Rico, Puerto Rico Public
                                                     Buildings Authority
              Ponce           Ponce Adult            Administration of             February 6, 2002      1,000     Managed
                              Correctional           Corrections of the
                              Facility               Commonwealth of Puerto
                                                     Rico, Puerto Rico Public
                                                     Buildings Authority
Tennessee     Clifton         South Central          Tennessee DOC                 February 28, 2002     1,506     Managed
                              Correctional
                              Facility
              Whiteville      Hardeman County        Hardeman County               November 14, 2001     2,016     Managed
                              Correctional Center    Correctional Facilities
                                                     Corp.
Virginia      Lawrenceville   Lawrenceville          Virginia DOC                  March 22, 2003        1,500     Managed
                              Correctional Center

JJFMSI.

                                                                                                               OWNED,
                                                                                                     NO. OF    MANAGED
                                                           CONTRACTING                              FACILITY   AND/OR
LOCATION          CITY             FACILITY                  PARTIES                EXPIRATION        BEDS     LEASED
--------      -------------  --------------------  ---------------------------  ------------------  --------   -------
DOMESTIC
Florida       Brooksville    Hernando County Jail  Hernando County, Florida     October 1, 2000        302     Managed
                                                   USMS                         (1)
              Lake City      Lake City             State of Florida             June 30, 2001          350     Managed
                             Correctional Center   Correctional Privatization
                                                   Commission
              Lecanto        Citrus County         Citrus County, Florida       September 30, 2000     400     Managed
                             Detention Facility
                                                   Polk County, Florida         (2)
              Panama City    Bay County Jail       Bay County, Florida          January 22, 2000       276     Managed
              Panama City    Bay County Jail       Bay County, Florida          September 22, 2000     401     Managed
                             Annex
              Okeechobee     Okeechobee Juvenile   State of Florida Department  December 3, 2002        96     Managed
                             Offender              of Juvenile Justice
                             Correctional Center
Indiana       Vincennes      Southwest Indiana     Children and Family          June 30, 2002          170     Managed
                             Regional Youth        Services Corporation
                             Village
                                                   State of Delaware            June 30, 2001
              Indianapolis   Marion County Jail    Marion County, Indiana       November 20, 2001      670     Managed
                             II
                                                   Madison County, Indiana      (2)
New Jersey    Elizabeth      Elizabeth Detention   INS                          January 2, 2001        300     Managed
                             Center
Oklahoma      Tulsa          David L. Moss         Tulsa County Criminal        August 22, 2002      1,440     Managed
                             Criminal Justice      Justice Authority
                             Center
Puerto Rico   Ponce          Ponce Youthful        Administration of            February 6, 2002       500     Managed
                             Offender              Corrections of the
                             Correctional          Commonwealth of Puerto
                             Facility              Rico, Puerto Rico Public
                                                   Buildings Authority
Tennessee     Chattanooga    Silverdale            Hamilton County, Tennessee   September 19, 2000     576     Managed
                             Facilities
              Memphis        Tall Trees            Tennessee Dept. of           June 30, 2001           63     Managed
                                                   Children's Services (level
                                                   1)
                                                   Tennessee Dept. of           June 30, 2001
                                                   Children's Services (level
                                                   2)
              Nashville      Metro-Davidson        Metropolitan Government of   May 31, 2002         1,092     Managed
                             County Detention      Nashville and Davidson
                             Facility              County, Tennessee
Texas         Bartlett       Bartlett State Jail   Texas Dept. of Criminal      August 31, 2001        962     Managed
                                                   Justice
              Brownfield     Brownfield            Texas Dept. of Criminal      August 31, 2000        200     Managed
                             Intermediate          Justice
                             Sanction Facility
              Liberty        Liberty County Jail   Liberty County, Texas        November 25, 2001      380     Managed
                                                   Delaware Dept. of Services   June 30, 2001
                                                   for Children, Youth and
                                                   their Families
                                                   Nevada Dept. of Human        June 30, 2001
                                                   Resources Division of Child
                                                   and Family Services

                                                                                                               OWNED,
                                                                                                     NO. OF    MANAGED
                                                           CONTRACTING                              FACILITY   AND/OR
LOCATION          CITY             FACILITY                  PARTIES                EXPIRATION        BEDS     LEASED
--------      -------------  --------------------  ---------------------------  ------------------  --------   -------
                                                   USMS                         (1)
                                                   Short term contracts:        (2)
                                                   Orange County
                                                   Hardin County
                                                   Polk/Trinity/San Jacinto
                                                     Counties
                                                   Jefferson County
                                                   Montgomery County
                                                   Nacogdoches County
                                                   Tyler County
                                                   Chambers County
                                                   Baytown
                                                   Pascua Yaqui Tribe of
                                                     Arizona
                                                   First Judicial District
                                                     Juvenile Probation
                                                     Dept.
                                                   Nevada Youth Training
                                                     Center
                                                   INS
                                                   BOP
              Venus          Venus Pre-Release     Texas Dept. of Criminal      August 31, 2001      1,000     Managed
                             Center                Justice
INTERNATIONAL
Australia     Queensland     Borallon Corrections  Queensland Correctional      September 30, 2000     492     Managed
                             Center                Services and CCAustralia
                                                   PTY, Ltd.
              Melbourne      Metropolitan Women's  Department of Justice and    August 21, 2001        171     Owned,
                             Correctional Centre   Excor Investments PTY, Ltd.                                 managed
                                                                                                               and
                                                                                                               leased(3)
              Wooroloo       Acacia Prison         State of Western Australia   5 years from           750     Managed
                                                   and CCAustralia PTY, Ltd.    opening date
                                                                                (scheduled to be
                                                                                November 1, 2000)
United        Redditch       HMP Blakenhurst       HMP Secretary of State for   May 25, 2001           850     Managed
  Kingdom                                          the Home Department and
                                                   UKDS Ltd.

-------------------------
(1) Contract expires when funding is no longer allocated by U.S. Congress.
(2) Contract continues until either party provides the other with 30 days written notice of termination.
(3) Facility is leased to appropriate government agency or authority.

RISKS ASSOCIATED WITH THE OPERATION AND MANAGEMENT OF CORRECTIONAL AND DETENTION FACILITIES

     By effecting the restructuring, Prison Realty will become more directly exposed to the risks inherent in the private corrections and detention industry. These risks include:

     - Cash flow and revenues generated from private prison management are dependent upon facility management contracts with government entities, which can be canceled on short notice without significant penalty.

     - The failure of one or more government entities to renew these management contracts or to send inmates to Prison Realty's facilities, or the failure of one or more government entities to receive sufficient appropriations to cover its contractual obligations, could have an adverse effect on Prison Realty's business.

     - Private prison managers are increasingly subject to public scrutiny regarding proposed facilities, opposition from organized labor and federal and state regulation and political conditions, which could make it more difficult for Prison Realty to maintain or expand its business.

     - Legislation has been proposed or enacted in several states, and has previously been proposed in the United States House of Representatives, restricting the ability of private prison managers to house certain types of inmates.

     - Prison Realty could be subject to potential claims or litigation by third parties or prisoners relating to personal injury or other damages resulting from a prisoner's escape from, or a disturbance or riot at, a facility owned by Prison Realty.

     - Nine of the facilities either owned or under development by Prison Realty will be subject to an option to purchase by certain government agencies. If one or more of those facilities are repurchased by a government agency, Prison Realty may not be able to recoup its full investment from such facility or be able to invest the proceeds from the sale of the facility in one or more properties that yield as much revenue as the repurchased property.

QUALIFICATION OF PRISON REALTY AS A REIT FOR 1999

TAX STATUS OF PRISON REALTY

     As required by the terms of Prison Realty's charter, Prison Realty will elect to be taxed as a REIT for federal income tax purposes with respect to its taxable year ended December 31, 1999. Following consummation of the restructuring and the merger, Prison Realty will no longer operate as to qualify as a REIT. Therefore, commencing with its taxable year ending December 31, 2000, Prison Realty will be taxable as a regular subchapter C corporation. Because the requirements relating to qualification as a REIT are highly technical and complex, no assurance can be given that Prison Realty will in fact qualify as a REIT for 1999.

     In satisfaction of its remaining REIT distribution requirements for 1999, Prison Realty will issue shares of its newly-issued series B convertible preferred stock to the holders of its common stock. It is currently anticipated that Prison Realty will distribute approximately $150.0 million in shares of series B convertible preferred stock. This distribution of the series B preferred stock is intended to constitute a taxable dividend.

QUALIFICATION OF PRISON REALTY AS A REIT

     Set forth below is a general discussion of the material U.S. federal income tax considerations relating to the qualification of Prison Realty as a REIT with respect to its 1999 taxable year. The discussion is based on the Code, current and proposed Treasury Regulations promulgated thereunder, administrative rulings and applicable judicial decisions, all of which are subject to change, possibly with retroactive effect. The discussion does not purport to deal with all aspects of federal income taxation that may be relevant to particular holders of Prison Realty's capital stock in view of their personal circumstances and, except as otherwise specifically indicated, is not addressed to certain types of holders subject to special treatment under federal income tax law, such as insurance companies, tax-exempt organizations, financial institutions, broker-dealers, persons that hold capital stock that is a hedge or that is hedged against currency risks or that are part of a "straddle" or "conversion" transaction, and foreign persons.

     EACH SHAREHOLDER IS URGED TO CONSULT ITS TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND SALE OF PRISON REALTY CAPITAL STOCK AND OF PRISON REALTY'S ELECTION TO

BE TAXED AS A REIT FOR 1999, INCLUDING THE STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF SUCH ACQUISITION, OWNERSHIP, SALE AND ELECTION, AND OF POTENTIAL CHANGES IN APPLICABLE TAX LAWS.

     The following discussion sets forth only the material aspects of the federal income tax requirements applicable to REITs and their shareholders. This summary is qualified in its entirety by the applicable Code provisions, rules and Treasury Regulations promulgated thereunder, and administrative and judicial interpretation thereof.

     Opinion of Counsel. In the opinion of Stokes & Bartholomew, P.A., with respect to its taxable year ended December 31, 1999, Prison Realty was organized in conformity with the requirements for qualification as a REIT and its method of operation as described in this section should permit it to meet the requirements for qualification and taxation as a REIT under the Code. The opinion of Stokes & Bartholomew, P.A. is based on various assumptions and on certain factual representations of Prison Realty which are incorporated into such opinion. Opinions of counsel are not binding on the IRS or any court. Accordingly, no assurance can be given that the IRS will not challenge the opinion of Stokes & Bartholomew, P.A. or that any such challenge would not be successful.

     Taxation as a REIT. In general, a REIT is not subject to federal corporate income taxes on that portion of its ordinary income or capital gain that is distributed to its shareholders because the REIT provisions of the Code generally allow a REIT to deduct dividends paid to its shareholders. This deduction for dividends paid substantially eliminates the federal "double taxation" on earnings (once at the corporate level and once again at the shareholder level) that generally results from investment in a corporation. However, a REIT may be subject to federal income tax in the following circumstances. First, a REIT will be taxed at regular corporate rates on any undistributed taxable income, including undistributed net capital gains. Second, under certain circumstances, a REIT may be subject to the "alternative minimum tax" on its items of tax preference, if any. Third, to the extent a REIT has (i) net income from the sale or other disposition of "foreclosure property" (generally, property acquired by reason of a default on a lease or an indebtedness held by a REIT) that is held primarily for sale to customers in the ordinary course of business, or (ii) other non-qualifying net income from foreclosure property, it will be subject to tax at the highest corporate rate on such income. Fourth, to the extent a REIT has net income from a "prohibited transaction" (generally, a sale or other disposition of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property), such income will be subject to a 100% tax. Fifth, to the extent a REIT fails to satisfy the 75% income test or the 95% income test (as discussed below) for any year, and has nonetheless maintained its qualification as a REIT because certain other requirements have been met, it will be subject to a 100% tax on the net income attributable to the greater of the amount by which it fails the 75% income test or 95% income test, multiplied by a fraction intended to reflect the REIT's profitability. Sixth, to the extent a REIT fails to distribute with respect to any taxable year at least the sum of (i) 85% of its REIT ordinary income for such year, (ii) 95% of its REIT capital gain net income for such year, and (iii) any undistributed taxable income from prior periods ("Minimum Distributions"), the REIT will be subject to a 4% excise tax (the "Excise Tax") on the excess of such Minimum Distributions over the amounts actually distributed. For purposes of the Excise Tax, any income, including net capital gains, on which a REIT pays regular corporate income tax is treated as having been distributed. Seventh, if a REIT has acquired any asset from a subchapter C corporation (i.e., a corporation which is generally subject to a full corporate-level tax) in a transaction in which the basis of the asset in the REIT's hands is determined by reference to the basis of the asset (or any other asset) in the hands of the subchapter C corporation and the REIT recognizes gain on the disposition of the asset during the 10-year period beginning on the date on which such asset was acquired by the REIT, then to the extent of such asset's "built-in gain" (i.e., the excess of the fair market value of such asset at the time of acquisition over the adjusted basis in such asset as of such time), such gain will be subject to tax at the highest regular corporate rate applicable. This result as to the recognition of "built-in gain" assumes that the

REIT makes an election pursuant to IRS Notice 88-19 or applicable future administrative rules or Treasury Regulations.

     For Prison Realty to qualify as a REIT with respect to its 1999 taxable year, it must make certain additional distributions to its shareholders in 2000. Because Prison Realty failed to make the Minimum Distributions with respect to its 1999 taxable year, it will also be subject to Excise Tax equal to 4% of the excess of such Minimum Distributions over the amounts actually distributed. Prison Realty estimates that the amount of this Excise Tax will be approximately $5 million.

     Requirements for Qualification. The Code defines a REIT as a corporation, trust or association: (i) that is managed by one or more trustees or directors;
(ii) the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest; (iii) which would be taxable as a domestic corporation but for the REIT provisions of the Code; (iv) that is neither a financial institution nor an insurance company subject to certain provisions of the Code; (v) the beneficial ownership of which is held by 100 or more persons; (vi) during the last half of each taxable year, not more than 50% in value of the outstanding capital stock of which is owned, directly or indirectly (through the application of certain attribution rules), by five or fewer individuals (as defined in the Code to include certain entities); and
(vii) which meets certain other tests, described below, regarding the nature of its income and assets.

     The Code provides that conditions (i) through (iv), inclusive, must be met during the entire taxable year and that condition (v) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. If a REIT complies with Treasury Regulations that provide procedures for ascertaining the actual ownership of its shares for such taxable year and the REIT did not know (and with the exercise of reasonable diligence could not have known) that it failed to meet the requirement of condition (vi) above for such taxable year, the REIT will be treated as having met the requirement of condition (vi) for such year.

     Prison Realty has satisfied the requirements set forth in (i) through (iv) above with respect to its 1999 taxable year and has issued sufficient capital stock with sufficient diversity of ownership to allow it also to satisfy conditions (v) and (vi) above. The charter of Prison Realty includes certain restrictions regarding transfers of its common stock and preferred stock that are intended to assist Prison Realty in satisfying the stock ownership requirements described in (v) and (vi) above. However, such restrictions may not be adequate in all cases to prevent transfers of Prison Realty's capital stock in violation of the ownership limitations.

     In addition to the foregoing organizational requirements, a REIT must also satisfy certain other tests (described below) regarding the nature of its income and assets. In applying these tests, a corporation that is a "qualified REIT subsidiary" (within the meaning of Section 856(i) of the Code) will not be treated as a separate corporation. Instead, all of its assets, liabilities, income, deductions and credits will be treated as owned, realized or incurred (as the case may be) directly by the REIT. In general, a qualified REIT subsidiary is a corporation all of the stock of which is owned by a REIT. Prison Realty has a number of "qualified REIT subsidiaries." In applying the income and asset tests described below to Prison Realty, the separate existence of these subsidiaries will be ignored, and their assets, liabilities, income, deductions and credits will be treated as assets, liabilities, income, deductions and credits of Prison Realty.

     Income Tests. For Prison Realty to qualify as a REIT for 1999, it must satisfy two gross income requirements. First, at least 75% of Prison Realty's gross income (excluding gross income from prohibited transactions) for 1999 must be derived directly or indirectly from investments relating to real property (including rents from real property, lease commitment fees, certain mortgage interest and dividends from qualified REITs) or from "qualified temporary investment income" (generally, income attributable to the temporary investment of new capital received by Prison Realty) (the "75% income test"). Second, at least 95% of Prison Realty's gross income (excluding gross income from prohibited transactions) for 1999 must be derived from the foregoing sources or from dividends, interest and gain from the sale or disposition of stock or securities (the "95% income test").

     If Prison Realty fails to satisfy one or both of the 75% income test or the 95% income test, it may nevertheless qualify as a REIT if it is entitled to relief under certain provisions of the Code. These relief provisions generally will be available if (i) the failure to meet such tests was due to reasonable cause and not due to willful neglect, (ii) a schedule of the sources of qualifying income is attached to Prison Realty's federal income tax return for such taxable year, and (iii) any incorrect information on the schedule was not due to fraud with intent to evade tax. It is not possible to state whether Prison Realty would be entitled to the benefit of these relief provisions if the IRS were to determine that Prison Realty for any reason failed to satisfy either the 75% income test or the 95% income test for its 1999 taxable year. Moreover, even if these relief provisions were to apply, Prison Realty would still be subject to a tax on the amount of the excess net income.

     "Rents from real property" generally means the gross amount received for the use of, or the right to use, a REIT's real property. For the rents received by Prison Realty to qualify as "rents from real property," the leases under which the rents were paid must be respected as true leases for federal income tax purposes and must not treated as service contracts, joint ventures or some other type of arrangement. The determination of whether a lease is a true lease depends on surrounding facts and circumstances. In making such a determination, courts have considered a variety of factors, including the following: (i) the intent of the parties; (ii) the form of the agreement; (iii) the degree of control over the property retained by the property owner (e.g., whether the lessee has substantial control over the operation of the property or whether the lessee is required to use its best efforts to perform its obligations under the agreement); (iv) the extent to which the property owner retains the risk of loss with respect to the operation of the property (e.g., whether the lessee bears the risk of increases in operating expenses or the risk of damage with respect to the property); and (v) the extent to which the property owner retains the burdens and benefits of ownership of the property.

     Under Code Section 7701(e), a contract that purports to be a service contract (or a partnership agreement) will be treated instead as a lease of property if the contract is properly treated as such, taking into account all relevant factors, including whether or not: (i) the service recipient is in physical possession of the property; (ii) the service recipient controls the property; (iii) the service recipient has a significant economic or possessory interest in the property (e.g., the property's use is likely to be dedicated to the service recipient for a substantial portion of the useful life of the property, the recipient shares the risk that the property will decline in value, the recipient shares in any appreciation in the value of the property, the recipient shares in savings in the property's operating costs, or the recipient bears the risk of damage to or loss of the property); (iv) the service provider does not bear any risk of substantially diminished receipts or substantially increased expenditures if there is nonperformance under the contract; (v) the service provider does not use the property concurrently to provide significant services to entities unrelated to the service recipient; and (vi) the total contract price does not substantially exceed the rental value of the property for the contract period. Since the determination whether a service contract should be treated as a lease is inherently factual, the presence or absence of any single factor may not be dispositive in every case.

     CCA was Prison Realty's primary lessee during 1999. Stokes & Bartholomew, P.A. is of the opinion that the leases between Prison Realty and CCA should qualify as true leases for federal income tax purposes, based in part on the following facts: (i) the leases are styled as leases (e.g., Prison Realty holds legal title to the facilities, and the leases give CCA the right to possession of the facilities), and Prison Realty and CCA have represented that they intend their relationship to be that of lessor and lessee; (ii) Prison Realty has represented that the useful life of each of the facilities extends for a significant period of time beyond expiration of the leases; (iii) the facilities should have significant residual value after expiration of the terms of the leases; (iv) the leases do not provide CCA with the right to purchase the facilities at a bargain price; (v) Prison Realty is entitled to receive significant rental income under the leases; and (vi) Prison Realty and CCA have represented that at the time the leases were entered into, the rents payable under the leases represented fair market rents.

     There are, however, no controlling Treasury Regulations, published rulings or judicial decisions involving leases with terms substantially the same as the CCA leases that address whether such leases are true leases for federal income tax purposes. Therefore, the conclusion as to the status of the leases between Prison Realty and CCA is based upon all of the facts and circumstances and upon rulings and judicial decisions involving situations that are considered by Stokes & Bartholomew, P.A. to be analogous. If these leases are recharacterized as service contracts or partnership agreements rather than true leases, then part or all of the payments that Prison Realty received from CCA during 1999 would not be considered rent and would not otherwise satisfy the various requirements for qualification as "rents from real property." In that event, Prison Realty likely would not satisfy either the 75% income test or the 95% income test and, as a result, would not qualify as a REIT with respect to its 1999 taxable year.

     Another requirement for the qualification of rents as "rents from real property" is that Prison Realty, or an owner of 10% or more of Prison Realty, must not own, directly or constructively (through the application of certain stock attribution rules), 10% or more of the voting power or total number of outstanding shares of a corporate tenant or 10% or more of the assets or net profits of a non-corporate tenant (a "Related Party Tenant") at any time during a taxable year. To enable Prison Realty to comply with these rules, Prison Realty's charter provides that no person may own, directly or constructively (through application of certain stock attribution rules), more than 9.8% of the outstanding shares of Prison Realty's common stock or 9.8% of the outstanding shares of Prison Realty's preferred stock. Assuming these ownership limitations were complied with, no person should have owned (directly or constructively) during 1999 10% or more of both Prison Realty and any tenant of Prison Realty. The stock attribution rules, however, are highly complex and difficult to apply, and Prison Realty may have inadvertently entered into leases with tenants who, through application of such rules, constituted Related Party Tenants. In such event, rent paid by the Related Party Tenant will not qualify as "rents from real property," which may jeopardize Prison Realty's ability to qualify as a REIT with respect to its 1999 taxable year.

     Prison Realty owns directly all of the non-voting common stock of CCA. The total number of shares of the CCA non-voting common stock equals approximately 9.5% of the shares of CCA capital stock outstanding, and such shares represent approximately a 9.5% economic interest in CCA. Therefore, Prison Realty's ownership of these shares was not a violation of the Related Party Tenant rules.

     Prison Realty also holds a promissory note from CCA in the original principal amount of $137.0 million. If this note is treated for federal income tax purposes as equity rather than debt, Prison Realty could be deemed to own in excess of 10% of the total outstanding CCA capital stock in violation of the Related Party Tenant rules. Classification of an instrument as debt or equity is generally determined based on all facts and circumstances as they existed at the time the instrument was executed. Among the relevant criteria are the following:
(i) the intent of the parties, (ii) the extent of participation in management by the holder of the instrument, (iii) the ability of the corporation to obtain funds from outside sources, (iv) the "thinness" of the capital structure in relation to debt (based on fair market value of the debtor's assets, including intangible assets), (v) the risk involved, (vi) the formal indicia of the arrangement, (vii) the relative position of the creditor in question versus other creditors regarding payment of interest and principal, (viii) the voting power of the holder of the instrument, (ix) the provision of a fixed rate of interest, (x) the contingency of the obligation to repay, (xi) the source of repayment, (xii) the presence or absence of a fixed maturity date, and (xiii) whether the note is guaranteed or otherwise secured.

     Stokes & Bartholomew, P.A. is of the opinion that the CCA note should be treated as debt for federal income tax purposes. Such opinion is based, in part, on various facts and circumstances. These include that the note (i) is clearly denominated as debt, (ii) has a fixed maturity of 10 years, (iii) provides for a fixed rate of interest, (iv) requires that interest be paid annually during the first four years of the term of the note and that principal be amortized over years five through 10 of such term, (v) requires that certain excess cash flow be used to prepay the note and (vi) is partially guaranteed by Doctor R. Crants. There are, however, no controlling Treasury Regulations, published rulings or judicial decisions involving indebtedness with terms substantially the same as the CCA note that address whether such indebtedness is to be treated as debt for federal income tax purposes. Therefore, the opinion of Stokes & Bartholomew, P.A. with respect to the status of the CCA note is based upon all of the facts and circumstances and upon rulings and judicial decisions involving situations that are considered by Stokes & Bartholomew, P.A. to be analogous. If the CCA note is recharacterized as equity, part or all of the payments that Prison Realty received from CCA in 1999 likely would not qualify as "rents from real property." In that event, based upon the expected amount of rent to be paid to Prison Realty by CCA under the CCA leases, Prison Realty likely would not satisfy either the 75% income test or the 95% income test and, as a result, would lose its REIT status.

     In addition to the foregoing requirements, the amount of rent, to qualify as "rents from real property," must not be based in whole or in part on the income or profits of any person. However, rents received or accrued generally will not be disqualified as "rents from real property" solely by reason of being based on a fixed percentage or percentages of receipts or sales. Also, if rent attributable to personal property leased in connection with a lease of real property is greater than 15% of the total rent received under the lease, then the portion of rent attributable to such personal property will not qualify as "rents from real property." Finally, rents received by Prison Realty for 1999, subject to certain exceptions, will not qualify as "rents from real property" if Prison Realty operated or managed the property or furnished or rendered services to the tenants of such property, other than through an independent contractor who was adequately compensated and from whom Prison Realty derived no income. All rents received by Prison Realty during 1999 should satisfy these requirements.

     All interest (other than interest based on the net income of any person) is qualifying income for purposes of the 95% income test. However, only interest on obligations secured by mortgages on real property or on interests in real property is qualifying income for purposes of the 75% income test. If the loan value of real property (determined as of the time the commitment to make or purchase the loan becomes binding) equals or exceeds the amount of the loan, all interest on the loan will be allocated to the real property and will thus qualify as mortgage interest. If the loan value is less than the amount of the loan, interest will be allocated to the real property in the same proportion as the loan value bears to the amount of the loan. Interest received under an installment contract for the sale of real property should be treated as mortgage interest to the extent of the value of the underlying real property.

     Prison Realty acquired in the 1999 Merger certain leases to government entities. Under each of these leases, either (i) the government entity, as lessee, has an option to purchase the leased facility for a specified, below-market amount, which typically declines over the term of the lease, or
(ii) the facility automatically reverts to the government entity at the conclusion of the lease. Primarily because of these features, it is likely that the leases will be treated as financing arrangements for federal income tax purposes rather than as true leases. Therefore, a portion of each lease payment will be treated as interest income, and a portion will be treated as a return of principal. The interest should be treated as mortgage interest to the extent of the value of the underlying facility and therefore as qualifying income for purposes of both the 75% income test and the 95% income test. If, however, the amount financed exceeds the value of the underlying real property, interest will be allocated to the underlying property (and thus treated as mortgage interest) in the same proportion as the loan value of the property bears to the amount of the loan. In rendering its opinion that Prison Realty should qualify as a REIT, Stokes & Bartholomew, P.A. has assumed that the value of the underlying real property under each of the government leases equals or exceeds the amount of the financing.

     In addition to real property rents and mortgage interest, Prison Realty received in 1999 income from a variety of other sources. These included (i) interest income under the CCA note, (ii) license fees under the trade name use agreement relating to the use of the CCA name, and (iii) dividend income on its non-voting common stock in PMSI and JJFMSI. The interest income under the CCA note and the dividends from PMSI and JJFMSI should be qualifying income for purposes of the 95% income test but not for purposes of the 75% income test. The license fees under the trade name use agreement are nonqualifying for purposes of both the 95% income test and the 75% income test. Taking into account these other sources of income, Prison Realty still satisfied the 75% income test and the 95% income test with respect to its 1999 taxable year.

     The IRS has the authority under a number of Code sections to reallocate income and deductions between Prison Realty and CCA. For example, the IRS may assert that the rents payable by CCA are excessive and treat the excess as attributable to the trade name use agreement, the management contracts acquired with the CCA note or some other source. Such a reallocation could cause Prison Realty to fail one or both of the 75% income test and the 95% income test, which in turn could cause Prison Realty to lose its status as a REIT. To ensure that the amounts charged as rent under the CCA leases are fair market rents, Prison Realty obtained independent appraisals of the facilities and an independent analysis of the appropriate lease rates for the facilities. This appraisal and analysis will not be binding on the IRS, however, and the IRS may attempt to reallocate the payments from CCA as described above. If the IRS were to be successful, Prison Realty may not qualify as a REIT for 1999. In rendering its opinion Prison Realty should qualify as a REIT, Stokes & Bartholomew, P.A. has assumed that the payments from CCA to Prison Realty were correctly allocated in the CCA leases and other agreements between CCA and Prison Realty.

     Asset Tests. For Prison Realty to qualify as a REIT, at the close of each quarter of its taxable year it must also satisfy three tests relating to the nature of its assets. First, at least 75% of the value of Prison Realty's total assets must be represented by real estate assets (which for this purpose includes real estate assets held by a "qualified REIT subsidiary" of Prison Realty) and cash, cash items and government securities. Second, no more than 25% of Prison Realty's total assets may be represented by securities other than those in the 75% asset class. Third, of the investments included in the 25% asset class, the value of any one issuer's securities owned by Prison Realty may not exceed 5% of the value of Prison Realty's total assets, and Prison Realty may not own more than 10% of any one issuer's outstanding voting securities (excluding securities of a "qualified REIT subsidiary" or another REIT).

     Total assets for purposes of these tests include only those assets that appear on Prison Realty's balance sheet prepared in accordance with generally accepted accounting principles. In applying the 5% and 10% tests, the term "issuer" has the same meaning as when used in the Investment Company Act of 1940, as amended (the "ICA"). Under the ICA, such term means generally "every person who issues or proposes to issue any security, or has outstanding any security which it has issued." Under this definition and various administrative rulings interpreting this definition, each of CCA, PMSI and JJFMSI should be treated as a separate issuer.

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     Subject to certain exceptions, the asset tests are applied as of the close of each calendar quarter. Shares in other REITs generally are valued at the higher of market value or asset value. Securities (other than REIT shares) for which market quotations are readily available must be valued at market value. The value of all other REIT assets must be determined in good faith by the Prison Realty board of directors. After initially meeting the asset tests at the close of any quarter, a REIT will not lose its status as such for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values. If the failure to satisfy the asset tests results from an acquisition of securities or other property during a quarter, the failure can be cured by disposition of sufficient non-qualifying assets within 30 days after the close of that quarter.

     In an effort to ensure compliance with the 75% and 5% asset tests, Prison Realty obtained appraisals of the facilities. Based in part on these appraisals, Prison Realty satisfied the 75% and 5% asset tests as of the close of each calendar quarter during 1999. In addition, Prison Realty did not at any time during 1999 own 10% or more of the voting securities of any issuer.

     Although Prison Realty has maintained adequate records of the value of its assets to document compliance with the asset tests, there can be no assurance that Prison Realty has taken all action necessary to satisfy the tests. Furthermore, the appraisals obtained by Prison Realty are not binding on the IRS, and the IRS may challenge the values determined by Prison Realty using these appraisals. The IRS could also attempt to treat one or more of CCA, PMSI and JJFMSI as a single issuer rather than as separate issuers. If the IRS is successful with any of these arguments, Prison Realty might lose its ability to qualify as a REIT. In rendering its opinion as to the qualification of Prison Realty as a REIT, Stokes & Bartholomew, P.A. has assumed that Prison Realty satisfied the asset tests as of the close of each calendar quarter during 1999.

     Distribution Requirements. To be taxed as a REIT for 1999, Prison Realty is required to meet certain distribution requirements. First, Prison Realty must have distributed prior to the end of 1999 dividends to its shareholders in an amount equal to all of the earnings and profits inherited from Old CCA in the 1999 Merger. Second, Prison Realty must distribute dividends (other than capital gain dividends) to its shareholders in an amount at least equal to (1) the sum of (a) 95% of Prison Realty's "REIT taxable income" (computed without regard to the dividends paid deduction and Prison Realty's net capital gain) and (b) 95% of the net income, if any, from foreclosure property in excess of the special tax on income from foreclosure property, minus (2) the sum of certain items of non-cash income. Prison Realty was required generally to pay these dividends in 1999, but may pay them in 2000 if, among other things, it declares the dividends before it timely files its 1999 tax return and pays the dividends on or before the date it pays any dividends for its 2000 taxable year.

     To the extent that Prison Realty does not distribute all of its net capital gain or distributes at least 95% (but less than 100%) of its REIT taxable income, as adjusted, it is subject to tax on the undistributed portion, at regular capital gains and ordinary corporate tax rates. Furthermore, to the extent Prison Realty failed to distribute in 1999 at least the sum of (a) 85% of its REIT ordinary income for such year, (b) 95% of its REIT capital gain net income for such year, and (c) any undistributed ordinary income and capital gain net income from prior periods ("Minimum Distributions"), it is subject to a 4% excise tax (the "Excise Tax") on the excess of such required distribution over the amounts actually distributed.

     In 1999, Prison Realty paid dividends on its common and preferred stock of approximately $217.7 million. It succeeded to earnings and profits from Old CCA of approximately $152 million. Under applicable ordering rules, distributions made by Prison Realty during 1999 were treated as having been made first from Old CCA's earnings and profits, and then from Prison Realty's current earnings and profits. Thus, Prison Realty has satisfied its earnings and profits distribution requirement. To satisfy its remaining distribution requirements, Prison Realty will distribute approximately

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$150.0 million of its newly issued series B preferred stock to its common shareholders. Although the distribution is intended to enable Prison Realty to satisfy its distribution requirements for 1999, it will be taxable to Prison Realty's common shareholders in 2000. Because Prison Realty failed to make the Minimum Distributions with respect to its 1999 taxable year, it will be subject to Excise Tax equal to 4% of the excess of such Minimum Distributions over the amounts actually distributed. Prison Realty estimates that the amount of this Excise Tax will be approximately $5 million.

     The IRS may in the future make adjustments increasing the amount of Old CCA's earnings and profits or the amount of Prison Realty's 1999 taxable income. These adjustments, if sufficiently large, may cause Prison Realty to fail to satisfy the foregoing distribution requirements. Under certain circumstances, however, Prison Realty may be able to rectify such a failure by paying "deficiency dividends" or by making "qualified designated distributions" to shareholders within a specified period of time following the date of the adjustment. Prison Realty thus may be able to avoid disqualification as a REIT. In such circumstances, however, Prison Realty will be required to pay interest based on that part of the adjustment that Prison Realty distributes as a deficiency dividend or as a qualified designated distribution.

     Failure to Qualify. If Prison Realty fails to qualify for taxation as a REIT with respect to its 1999 taxable year, and certain relief provisions do not apply, Prison Realty would be subject to tax (including any applicable alternative minimum tax) on its income at regular corporate rates, amounting to approximately $100.0 million. Additionally, distributions paid by Prison Realty to its shareholders in 1999 will not be deductible by Prison Realty and will be taxable to shareholders as ordinary income to the extent of current or accumulated earnings and profits, although corporate distributees may be eligible for the dividends received deduction.

     Other Tax Consequences. Prison Realty and its shareholders may be subject to state or local taxation in various state or local jurisdictions, including those in which it or they transact business or reside. The state and local tax treatment of Prison Realty and its shareholders may not conform to the federal income tax consequences discussed above. Consequently, shareholders should consult their own tax advisors regarding the effect of state and local tax laws on an investment in Prison Realty.

DESCRIPTION OF THE SERIES B CONVERTIBLE PREFERRED STOCK

     The following summarizes material terms of the shares of series B convertible preferred stock to be issued to Prison Realty shareholders in satisfaction of Prison Realty's remaining 1999 REIT distribution requirements. A copy of the articles supplementary to the charter of Prison Realty governing the rights and preferences of the shares of series B convertible preferred stock is attached as Appendix C. This discussion is not a complete description of the terms of the shares of series B convertible preferred stock, so you should read it together with the series B articles supplementary.

     Rank and preference. The series B articles supplementary will classify 8.0 million shares of Prison Realty's preferred stock as series B convertible preferred stock with a fixed stated amount of $25.00 per share. The shares of series B convertible preferred stock will rank senior as to dividends and liquidation preference to all classes of Prison Realty's common stock and, unless the issuance is approved by the holders of the shares of series B convertible preferred stock, to any future Prison Realty preferred stock ranking senior to the series B convertible preferred stock. The series B convertible preferred stock will rank, as to dividends and liquidation preference, on a parity with all capital stock of Prison Realty the terms of which specifically provide that such capital stock ranks on a parity with the series B convertible preferred stock.

     Dividends. For the first three years following the date of issuance of the series B convertible preferred stock, Prison Realty will pay cumulative preferential dividends payable in additional shares

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of series B preferred stock, payable quarterly, on shares of the series B convertible preferred stock at a rate of 12% per annum of the stated amount. Following the third anniversary of the issuance of the shares of series B convertible preferred stock, Prison Realty will pay cumulative preferential cash dividends, payable quarterly, on shares of the series B convertible preferred stock at a rate of 12% per annum of the stated amount. Dividends on the shares of series B convertible preferred stock will accrue whether or not such dividends are declared by Prison Realty and whether or not funds are legally available for payment of such dividends. Any dividend payment made on shares of series B convertible preferred stock shall first be credited against the current dividend and then against the earliest accrued but unpaid dividend.

     For so long as any shares of series B convertible preferred stock are outstanding, all dividends declared and paid by Prison Realty upon shares of the series B convertible preferred stock or upon any shares of capital stock of Prison Realty ranking on a parity with the shares of series B convertible preferred stock shall be declared pro rata based upon the amount of unpaid and accrued dividends outstanding upon the shares of series B convertible preferred stock and upon such parity stock, if any. In addition, for so long as any shares of series B convertible preferred stock are outstanding, and until all accrued dividends on the shares of series B convertible preferred stock are declared and paid in full (or a sum sufficient for payment is set apart for payment):

     - Prison Realty may not declare or pay, or set apart for payment, dividends on any shares of capital stock of Prison Realty ranking junior to the shares of series B convertible preferred stock (other than (i) dividends payable in shares of such junior stock and (ii) distribution of rights to purchase shares of common stock or preferred stock to common shareholders); and

     - Prison Realty may not make any payment on account of, or set apart for payment, money for a sinking or similar fund for the purposes of the purchase, redemption or retirement of any shares of capital stock of Prison Realty ranking on a parity with, or junior to, the shares of series B convertible preferred stock, or of warrants, rights, calls or options exercisable or convertible into such shares of Prison Realty's capital stock (or cause any entity directly or indirectly controlled by Prison Realty to effect such repurchase, redemption or retirement).

     Conversion into common stock at the option of the holder. Each share of series B convertible preferred stock may, at the option of its holder, be converted into shares of Prison Realty common stock during either: (i) the period of 10 business days commencing on the sixth business day after the date of issuance of the series B convertible preferred stock; or (ii) the period of 10 business days ending 90 calendar days after the date of issuance of the series B convertible preferred stock (or the first business day thereafter). For each share of series B convertible preferred stock converted into shares of Prison Realty's common stock, the holder will receive that number of shares of Prison Realty's common stock equal to the stated amount ($25.00) per share, divided by the conversion price of the shares of series B convertible preferred stock. The conversion price of the series B convertible preferred stock shall be fixed at a price equal to the average of the closing prices of Prison Realty's common stock on the NYSE for the 10 consecutive trading days ending one day prior to the applicable date of conversion.

     During: (i) any period in which shares of series B convertible preferred stock may be converted into Prison Realty common stock; or (ii) any period during which the conversion price of shares of series B convertible preferred stock is being determined, Prison Realty may not declare a dividend or make a distribution on the outstanding shares of Prison Realty's common stock, in either case, in shares of Prison Realty's common stock, or effect a subdivision, combination, consolidation or reclassification of the outstanding shares of Prison Realty's common stock into a greater or lesser number of shares of common stock.

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     Redemption at the option of Prison Realty.  At any time or from time to time commencing six months following the date which is the later of: (i) the third anniversary of the issuance of the series B preferred stock; or (ii) the date which is the 91st day following the repayment in full of Prison Realty's 12% senior notes, due June 2006, Prison Realty shall have the right, at its sole option and election, to redeem, out of funds legally available therefor, all, or a portion, of the outstanding shares of series B convertible preferred stock. Prison Realty may redeem the shares of series B convertible preferred stock at a cash price per share equal to the stated amount ($25.00) per share, plus any accrued but unpaid dividends. If less than all shares of series B convertible preferred stock outstanding at the time are to be repurchased by Prison Realty, the shares of series B convertible preferred stock to be repurchased shall be selected pro rata; provided, however, that in the event that less than 10% of the number of shares of series B convertible preferred stock originally issued are then outstanding, Prison Realty shall be required to repurchase all of such outstanding shares if it elects to repurchase any shares.

     Voting rights. Holders of the series B convertible preferred stock will not have any voting rights, except as set forth below or as required by law.

     Whenever dividends on any shares of series B convertible preferred stock shall be in arrears for four quarterly periods, such holders of such shares of series B convertible preferred stock (voting separately as a class with all other series of preferred stock ranking on a parity with the series B convertible preferred stock as to dividends or on liquidation upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of a total of one additional director of Prison Realty at a special meeting called by the holders of record of at least 20% of the outstanding shares of series B convertible preferred stock or the holders of shares of any other series of preferred stock ranking on a parity with the series B convertible preferred stock so in arrears or at the next annual meeting of stockholders, and at each subsequent annual meeting until all dividends accumulated on such shares of series B convertible preferred stock for the past dividend periods and the dividend for the then current dividend period shall have been fully paid or authorized and a sum sufficient for the payment thereof is set aside for payment in full.

     The above voting provisions will not apply if all outstanding shares of series B convertible preferred stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been irrevocably deposited or set aside to effect such redemption.

     Effect of consolidation or merger upon conversion of series B convertible preferred stock. In the event of: (i) any capital reorganization or reclassification of Prison Realty common stock; (ii) any consolidation, share exchange or merger of Prison Realty with or into another entity; or (iii) any sale or conveyance to another entity of all or substantially all of the property of Prison Realty, each share of series B convertible preferred stock will thereafter not be convertible into shares of Prison Realty's common stock issuable immediately prior to the completion of such transaction. Instead, each share of series B convertible preferred stock will be convertible into the kind and amount of shares of stock and other securities and property receivable in the transaction by a holder of that number of shares of Prison Realty's common stock into which one share of series B convertible preferred stock was convertible immediately prior to the transaction.

     Ability to receive preferential cash payment upon liquidation. Upon the occurrence of an event of liquidation or dissolution of Prison Realty (which shall not include a merger, consolidation or other business combination involving Prison Realty), the holders of the shares of series B convertible preferred stock will be entitled to receive, on a parity with holders of Prison Realty's preferred stock ranking on a parity with the series B convertible preferred stock, a liquidating distribution per share, out of assets legally available for distribution to shareholders, equal to the stated amount ($25.00) per share, plus any accrued but unpaid dividends.

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     After payment of the full amount of the greater of the amounts above, the holders of shares of series B convertible preferred stock will not be entitled to any further participation in any distribution of assets of Prison Realty. If, upon any liquidation, dissolution or winding up of Prison Realty, the available assets of Prison Realty are insufficient to pay the amount of the liquidating distributions on all outstanding shares of series B convertible preferred stock and upon all outstanding shares of Prison Realty's capital stock ranking on a parity with the shares of series B convertible preferred stock, then the holders of shares of the series B convertible preferred stock and such parity stock will share equally and ratably in any distribution of assets of Prison Realty.

TAX CONSEQUENCES

     The following is a general discussion of material federal income tax consequences to holders of the common stock who receive distribution of the series B convertible preferred stock. There can be no assurance that the IRS will not successfully challenge one or more of the tax consequences described herein, and Prison Realty has not obtained, nor does it intend to obtain, a ruling from the IRS with respect to the U.S. federal income tax consequences of acquiring, holding or disposing of the Prison Realty common stock.

     This discussion does not deal with all aspects of U.S. federal income taxation that may be important to holders of the Prison Realty common stock and does not deal with tax consequences arising under the laws of any foreign, state or local jurisdiction. This discussion is for general information only, and does not purport to address all tax consequences that may be important to a particular holder in light of its personal circumstances (such as holders subject to the alternative minimum tax provisions of the Code), or to certain types of holders (such as certain financial institutions, insurance companies, tax-exempt entities, dealers in securities, persons who hold the common stock in connection with a straddle or hedge, a conversion transaction or other integrated transactions or persons whose "functional currency" is not the U.S. dollar) that may be subject to special rules.

     SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE DISTRIBUTION OF THE SERIES B CONVERTIBLE PREFERRED STOCK AND THE EFFECT THAT THEIR PARTICULAR CIRCUMSTANCES MAY HAVE ON SUCH TAX CONSEQUENCES.

     Distribution of series B convertible preferred stock. The distribution of the series B convertible preferred stock will generally be treated as a dividend to the extent paid or deemed paid out of Prison Realty's current and accumulated earnings and profits. Accordingly, each shareholder generally will be required to include in gross income (as ordinary income) the fair market value of the series B convertible preferred stock as of the time of distribution. To the extent the fair market value of the series B convertible preferred stock exceeds the amount of Prison Realty's current and accumulated earnings and profits, the distribution will be treated as a return of capital, which will reduce (but not below zero) each shareholder's basis in its shares of Prison Realty common stock. Thereafter, the distribution will be treated as gain from the sale or exchange of Prison Realty common stock. Such gain will be capital gain, assuming the stock is held as a capital asset at the time of the distribution, and will be long-term if the shareholder's holding period for the stock exceeds one year. If the shareholder is an individual, any long term capital gain will generally be taxed at a maximum federal income tax rate of 20%.

     To the extent the dividend is deemed to be paid from earnings and profits generated by Prison Realty in 1999 or in earlier years, the dividend generally will not be eligible for the dividends received deduction. To the extent the dividend is deemed to be paid from earnings and profits generated by Prison Realty after 1999, the dividend generally will be eligible for the dividends received deduction.

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     Dividends on series B convertible preferred stock.  Distributions with respect to the series B convertible preferred stock will generally be treated as dividends to the extent paid or deemed paid out of Prison Realty's current or accumulated earnings and profits. Accordingly, each shareholder generally will be required to include in gross income (as ordinary income) the amount of cash and the fair market value of the additional shares of series B convertible preferred stock as of the time of distribution. To the extent the amount of dividends exceeds the amount of Prison Realty's current and accumulated earnings and profits, the distribution will be treated as a return of capital, which will reduce (but not below zero) each shareholder's basis in its shares of the series B convertible preferred stock. Thereafter, the distribution will be treated as gain from the sale or exchange of the series B convertible preferred stock. Such gain will be capital gain, assuming the stock is held as a capital asset at the time of the distribution, and will be long-term if the shareholder's holding period for the stock exceeds one year. If the shareholder is an individual, any long term capital gain will generally be taxed at a maximum federal income tax rate of 20%. The amount of any dividend generally will be eligible for the dividends received deduction.

     Sale or exchange of shares of series B convertible preferred stock. If a shareholder sells or exchanges its series B convertible preferred stock, it will generally recognize gain or loss equal to the difference between the amount realized and its basis in the shares. Such gain or loss will be capital gain or loss, assuming the stock is held as a capital asset at the time of the sale or exchange, and will be long term if the shareholder's holding period for the stock exceeds one year. If the shareholder is an individual, any long term capital gain will generally be taxed at a maximum federal income tax rate of 20%. The deductibility of capital losses is subject to certain limitations.

     Redemption of shares. If Prison Realty redeems shares of series B convertible preferred stock solely for cash, such redemption will be treated as a sale or exchange of the shares if the redemption (i) results in a "complete termination" of the holder's stock interest under Code Section 302(b)(3), (ii) is "substantially disproportionate" with respect to the holder under Code
Section 302(b)(2), (iii) is "not essentially equivalent to a dividend" with respect to the holder under Code Section 302(b)(1), or (iv) is from a non-corporate holder in partial liquidation under Code Section 302(b)(4). In applying these tests, shares actually owned and shares deemed to be owned by a shareholder by reason of the constructive ownership rules of Code Section 318 (pursuant to which a shareholder will be deemed to own shares owned by certain related individuals and entities and shares subject to an option) must generally be taken into account. If a redemption of shares solely for cash satisfies any of the foregoing tests, the shareholder will recognize gain or loss based on the difference between the amount of cash received and its tax basis in the redeemed shares in the same manner as if the shareholder had sold the shares. If a redemption does not satisfy any of the foregoing tests, the gross proceeds will be treated as a dividend to the extent of Prison Realty's current and accumulated earnings and profits, and any excess will be treated first as a return of capital and then as gain upon a sale or exchange of the shares. In such event, the shareholder's basis in its shares (reduced for any amounts treated as a non-taxed portion of extraordinary dividends or a return of capital) to any stock interest retained in Prison Realty.

     Conversion. In general, no gain or loss will be recognized for federal income tax purposes upon conversion of shares of series B convertible preferred stock into shares of Prison Realty common stock. A shareholder's basis in the shares of Prison Realty common stock received upon conversion will be equal to the shareholder's adjusted basis in the shares so converted, and, provided that the shares of series B convertible preferred stock were held as a capital asset, the holding period for the shares of Prison Realty common stock received will include the holding period for the shares converted. A shareholder will, however, generally recognize gain or loss on the receipt of cash in lieu of fractional shares of Prison Realty common stock in an amount equal to the difference between the

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amount of cash received and the shareholder's adjusted basis in the shares for which cash was received.

     Information reporting and backup withholding. Under the backup withholding rules of the Code, a shareholder may be subject to 31% backup withholding with respect to any reportable payments made to the shareholder pursuant to the REIT distribution or upon any sale of Prison Realty stock or series B convertible preferred stock. A shareholder will not be subject to backup withholding if it:

     - Is a corporation or falls within certain other exempt categories and, when required, demonstrates that fact; or

     - Provides a correct taxpayer identification number and certifies under penalties of perjury that its taxpayer identification number is correct and that it is not subject to backup withholding because it previously failed to report all dividends and interest income.

Any amount withheld under these rules will be credited against the shareholder's federal income tax liability, provided that the required information is given to the IRS. Prison Realty may require a shareholder to establish its exemption from backup withholding or make other arrangements with respect to the payment of backup withholding.

WITHHOLDING REQUIREMENTS WITH RESPECT TO SODEXHO.

     Sodexho owns approximately 8.8% of the total number of outstanding shares of Prison Realty common stock and thus will receive in the distribution Series B preferred stock valued at approximately $13.2 million. Because Sodexho is a foreign corporation, this distribution will be subject to a 30% withholding requirement. Accordingly, Prison Realty will be required to withhold 30% from the amount distributed to Sodexho and to remit approximately $3.96 million in cash to the IRS on Sodexho's behalf.

                               THE RESTRUCTURING

GENERAL

     Prison Realty has entered into a series of agreements providing for a restructuring of Prison Realty, including the combination of Prison Realty and CCA and Prison Realty's election to be taxed as a C corporation, rather than as a REIT, commencing with its 2000 taxable year. As a part of this restructuring, Prison Realty has entered into a merger agreement with CCA providing for the merger of CCA with and into a wholly-owned subsidiary of Prison Realty. In connection with the merger and restructuring, Prison Realty is required to amend certain provisions of its charter to permit, among other things, Prison Realty's operation as a taxable subchapter C corporation under the Corrections Corporation of America name. Under the terms of Prison Realty's agreements with its lenders, Prison Realty will also complete a series of additional transactions, including a restructuring of Prison Realty's senior management through the selection of a new chief executive officer and chief financial officer and the raising of additional capital through the completion of a common stock rights offering.

     The restructuring described herein was adopted by the board of directors as an alternative to a previously disclosed restructuring of Prison Realty led by Fortress/Blackstone and a previously disclosed restructuring led by Pacific Life. The Fortress/Blackstone-led restructuring contemplated a $350.0 million equity investment, including a $75.0 million rights offering, and the combination of Prison Realty, CCA, PMSI and JJFMSI into a single entity operating as a C corporation for federal

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income tax purposes commencing with Prison Realty's 1999 taxable year. The
Prison Realty board of directors terminated its agreement with Fortress/Blackstone in favor of the proposed Pacific Life restructuring. The Pacific Life-led restructuring contemplated a $200.0 million equity investment, including a $200.0 million common stock rights offering backstopped 100% by Pacific Life and the combination of Prison Realty, CCA, PMSI and JJFMSI into a single entity as a C corporation for federal income tax purposes commencing with Prison Realty's 2000 taxable year. Due to the uncertainty as to whether the Pacific Life restructuring would be consummated, the respective boards of the companies terminated the agreement with Pacific Life and proposed the current restructuring.

BACKGROUND OF THE RESTRUCTURING

     Prison Realty, in its current form, is the result of the 1999 Merger. As part of the 1999 Merger, CCA, PMSI and JJFMSI assumed the business of operating correctional facilities, with CCA being the lessee of a substantial number of Prison Realty's facilities. The agreements and contractual obligations entered into by these parties in connection with these transactions are described in
detail under the headings "Information About Our Company" on page   of this
proxy statement. The rates on the leases between CCA and Prison Realty were set with the intention that the public shareholders of Prison Realty would receive as much of the benefit as possible from owning and operating the correctional facilities, while at the same time Prison Realty would be able to maintain its status as a REIT. This status as a REIT would enable Prison Realty to pay no corporate income tax, but would require it to pay out large amounts of dividends to the Prison Realty shareholders. In fact, the lease rates were set so that CCA was projected to lose money for the first several years of its existence. Both Prison Realty and CCA believed that CCA would have access to adequate debt financing to fund this deficit until CCA became profitable. After completion of the first quarter of 1999, the first quarter in which operations were conducted in this new structure, the management of Prison Realty and the management of CCA discovered that CCA had not performed as well as projected for several reasons: occupancy rates at its facilities were lower than in 1998; operating expenses were higher as a percentage of revenues than in 1998; and certain aspects of the lease arrangements with Prison Realty, including the obligation of CCA to begin making full lease payments even before a facility accepted inmates, adversely affected CCA. As a result, in May 1999, Prison Realty and CCA amended certain of the agreements between them to provide CCA with additional cash flow. The objective of these changes was to allow CCA to be able to continue to make its full lease payments, to allow Prison Realty to continue to make dividend payments to its shareholders and to provide time for CCA to improve its operations so that it might ultimately perform as projected and be able to make its full lease payments. However, after these changes were announced, a chain of events occurred which adversely affected both Prison Realty and CCA. Prison Realty's stock price fell dramatically, resulting in the commencement of shareholder litigation against Prison Realty and its directors. These events made it more difficult for Prison Realty to raise capital. A lower stock price meant that Prison Realty had more restricted access to equity capital, and the uncertainties caused by the falling stock price, the shareholder litigation and the results of operations at CCA made it much more difficult for Prison Realty to obtain debt financing. In addition, the stock prices of REITs generally suffered in the capital markets during this period as a result of both general market and REIT-specific factors. During this time, Prison Realty was trying to raise approximately $300.0 million of debt financing through an offering of high-yield notes. Because of these events and the conditions of the capital markets generally, Prison Realty was only able to raise $100.0 million in this financing, and the notes bore interest at a much higher rate than was expected.

     Raising capital was important to Prison Realty because as a REIT, it had to pay out 95% of its taxable income as dividends. During the first three quarters of 1999, Prison Realty paid out approximately $217.7 million in cash as dividends. At the same time, Prison Realty's business strategy was to develop, finance and own prison facilities. Prison Realty believes that providing this

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construction financing for federal, state and local governments has been an important factor in its success. Building prison facilities is very expensive; the cost of the average prison facility built by Prison Realty over the last three years has been approximately $43.5 million. In addition to the need for capital to build prisons, it is very important that both Prison Realty and CCA have adequate capital to fund their operations because the business of owning and operating correctional facilities involves significant issues with respect to public safety. It is essential that the government customers of Prison Realty and CCA believe that Prison Realty and CCA have adequate capital resources to conduct their business. Accordingly, if Prison Realty was required to pay out large amounts of cash as dividends and could not raise debt or equity capital, its business would suffer.

     During the summer of 1999, Prison Realty was able to increase its line of credit from $650.0 million to $1.0 billion. However, for the reasons described above, this financing had higher interest rates and transaction costs and also imposed other significant requirements on Prison Realty. One of the financing requirements was that Prison Realty raise $100.0 million and CCA raise $25.0 million in new equity in order for Prison Realty to make the distributions that would be necessary to enable Prison Realty to qualify as a REIT in cash; provided, however, that such requirement did not prohibit Prison Realty from making such required distributions in certain combinations of its securities. As a result, management and the board of directors of Prison Realty decided that Prison Realty needed to retain a financial advisor to assist it in raising this capital. In addition, the Prison Realty board and the Special Committee described below decided that it was important to attract not just financing but also an investor with credibility and expertise in managing companies that were facing challenges. What follows is a chronological description of the events that took place over an eleven-month period leading up to the proposed restructuring.

     On Friday, August 27, 1999, the Prison Realty board of directors held a special meeting for the purpose of considering and selecting a strategic financial advisor for Prison Realty. At the meeting, presentations were made to the board of directors and management of Prison Realty by representatives of two investment banking firms, one of which was Merrill Lynch & Co. ("Merrill Lynch"). Following the presentations, the members of the Prison Realty board engaged in a discussion with management regarding the selection of a financial advisor, including Prison Realty's existing and prospective relationships with each of the firms. The Prison Realty board also deliberated without the presence of management. Based on these deliberations, it was agreed that Merrill Lynch would be engaged as Prison Realty's financial advisor due to, among other things, its substantial resources, its ability to quickly and efficiently analyze Prison Realty's current financial situation, and its relationship with potential investors. Subsequent to this meeting and Prison Realty's engagement of Merrill Lynch, the CCA board also determined to engage Merrill Lynch to act as its financial advisor with respect to these transactions. The Prison Realty board did not view Merrill Lynch's role as financial advisor to both Prison Realty and CCA as creating a conflict because of the dependence of the two companies on each other and because both companies needed to raise new equity capital.

     In connection with the foregoing, at the request of the Independent Committee of the board of directors of Prison Realty, the boards of each of Prison Realty, CCA, PMSI and JJFMSI approved the formation of a special coordinating committee to monitor the financial situation of both Prison Realty and CCA and to coordinate with the companies' advisors regarding the consideration of strategic alternatives. The Independent Committee of the Prison Realty board is composed of independent directors and, under the bylaws of Prison Realty, the Independent Committee is required to review transactions between Prison Realty and CCA. Certain existing members of the Independent Committee of the Prison Realty board, together with Jean-Pierre Cuny, the Sodexho designee to the Prison Realty board and the CCA board, Thomas W. Beasley, chairman of the PMSI board, Lucius E. Burch, III, chairman of the CCA board, and Samuel W. Bartholomew, Jr., chairman of the JJFMSI board, were appointed to serve as members of the Special Committee, and Joseph V.

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Russell, chairman of the Independent Committee of the Prison Realty board, was appointed to serve as the Special Committee's chairman. Throughout the process, both the Special Committee and the Independent Committee had numerous opportunities to meet with Merrill Lynch and their other advisors and to deliberate without management present.

     On Tuesday, August 31, 1999, representatives of Merrill Lynch presented the Special Committee with a preliminary analysis and overview of various strategic alternatives to be considered by Prison Realty and CCA in light of the financial condition of both companies and the current conditions in the capital markets. In analyzing the strategic alternatives available to Prison Realty, Merrill Lynch reviewed a number of potential alternatives including, among others: (i) maintenance of the current operating structure while reducing the lease payments made by CCA to Prison Realty; (ii) the creation of a "paper-clip" operating structure whereby the stock of one or both of PMSI and JJFMSI held by Prison Realty would be distributed to Prison Realty's shareholders, with one or both of PMSI or JJFMSI then being merged with and into CCA; (iii) an investment by a third-party investor in equity securities of Prison Realty, coupled with a merger of CCA with and into an affiliate of the third-party investor; and (iv) the merger of CCA and each of PMSI and JJFMSI with and into Prison Realty, either standing alone, together with a rights offering to Prison Realty's existing shareholders, or in conjunction with an investment by a third-party investor in equity securities of Prison Realty. The members of the Special Committee and Merrill Lynch also discussed the range of investment proposals which Prison Realty might receive, Merrill Lynch's strategy with respect to certain investors, and the existing role of Prison Realty's management.

     Following the meeting and through the first three weeks of September 1999, the representatives of Merrill Lynch worked with the management of each of Prison Realty and CCA and the Special Committee to develop financial models and analyses of the companies on a going-forward basis. Merrill Lynch and members of the Special Committee engaged in intense review of these models during this period, including the assumptions being used therein.

     The Prison Realty board and the Special Committee and its advisors met on Friday, September 24, 1999. At the meeting, Merrill Lynch presented its preliminary conclusions with respect to the various strategic alternatives available to Prison Realty. The representatives of Merrill Lynch discussed the financial models of Prison Realty and CCA and analyzed the various strategic alternatives in light of these models. Based on this analysis, Merrill Lynch determined that the viable alternatives available to Prison Realty were: (i) a combination of the companies into a single entity taxable as a C corporation;
(ii) a merger of the companies accompanied with a strategic equity placement of up to $150.0 million; (iii) a merger of the companies accompanied with a strategic equity placement of up to $500.0 million; (iv) a sale or merger of Prison Realty to or with another entity; and (v) a "going private" transaction. Merrill Lynch and the members of the board and Special Committee then discussed potential financial partners that could assist Prison Realty in completing one of these strategic alternatives. The representatives of Merrill Lynch informed the board and Special Committee that virtually all the potential financial partners that they had contacted that were interested in making an investment of greater than $150.0 million in Prison Realty had indicated that any such investment would need to be made in connection with a merger of the companies into a C corporation, absent an outright purchase of Prison Realty and/or CCA.

     Beginning in the last week of September, Merrill Lynch contacted the parties who may have had an interest in completing an equity investment and a related restructuring with Prison Realty and CCA, including several private equity firms in the business of investing in capital stock of other companies. During the weeks of October 4 and October 11, Prison Realty entered into confidentiality and standstill agreements with 12 of the private equity firms contacted and distributed information to these parties concerning a possible investment in Prison Realty. Prison Realty received preliminary

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inquiries from an additional 18 parties, but none of these parties entered into a confidentiality and standstill agreement, and, as a result, did not receive any due diligence materials from Prison Realty.

     During this period, the Prison Realty board and the CCA board instructed management of the companies and Merrill Lynch to pursue discussions with the firms or groups, including representatives of the Fortress/Blackstone investment group, who had indicated an interest in investing in the companies, in an effort to obtain the best offer available.

     Because most of the strategic alternatives involved a transaction with CCA, approval of the transaction by the Independent Committee was required by Prison Realty's bylaws. Accordingly, the Independent Committee engaged its own special counsel and Wasserstein Perella & Co., Inc. ("Wasserstein Perella") to serve as financial advisor to the Independent Committee in its consideration of strategic alternatives being considered by the Special Committee and the Prison Realty board. Prison Realty's law firm continued in its capacity as counsel to Prison Realty and the Special Committee with respect to the consideration of strategic alternatives. In November 1999, the board of directors of CCA subsequently engaged counsel to the CCA board.

     During the last two weeks of October, Merrill Lynch engaged in discussions with the various firms or companies who had received information from the companies, including the Fortress/ Blackstone investment group. Merrill Lynch received a total of four written proposals, one from the Fortress/Blackstone investment group, one from a private equity investment firm and two alternative proposals from a public company.

     During the final week of October and during the first few days of November, representatives of Merrill Lynch engaged in numerous discussions with the members of the Special Committee and its advisors, as well as Prison Realty's legal, tax and accounting advisors regarding the terms of the various proposals. In addition, Merrill Lynch was specifically instructed by the Special Committee to explore certain "standalone" alternatives in greater detail in an effort to determine the capital requirements of Prison Realty and the liquidity needs of CCA, as well as the viability of the companies and their ability to continue operating without an equity investment.

     The proposals received were based on varying assumptions as to Prison Realty's dividend requirements. During this period, the Prison Realty board and the Special Committee continued discussions with Merrill Lynch and Prison Realty's legal, tax and accounting advisors as to the form of, and the timing and amount of dividend payments required to be made by Prison Realty, including the requirement to distribute the accumulated earnings and profits of Old CCA to which Prison Realty succeeded in the 1999 Merger.

     The Special Committee held a meeting on Thursday, November 4, 1999 to review the proposals which Merrill Lynch had evaluated as offering the best alternatives for Prison Realty. The representatives of Merrill Lynch distributed materials to each person at the meeting summarizing Merrill Lynch's analysis of the strategic alternatives available to Prison Realty and CCA, based on the following objectives: (i) maximizing Prison Realty shareholder value; (ii) improving financial stability; (iii) reducing the cost of capital; and (iv) increasing the availability of capital. Merrill Lynch reviewed the four proposals which had been received and presented its financial evaluation of each proposal. Merrill Lynch also informed the Special Committee that it had performed a financial evaluation of certain standalone alternatives in which neither Prison Realty nor CCA would complete a transaction with a strategic investor, and that based on its review, the standalone alternatives were not the best options due to, among other things, the negative impact they would have on Prison Realty's ability to restructure its existing debt, and accordingly, Prison Realty and CCA should consider and choose among one of the four proposals received from the potential strategic partners.

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At the time Wasserstein Perella delivered its opinion to the Independent
Committee, it concluded, based on information provided to it, that the standalone alternatives were not feasible.

     Following the November 4, 1999 meeting, the Special Committee engaged in discussions with its legal, tax and accounting advisors and with the representatives of Merrill Lynch in an effort to determine which of the four proposals provided the best alternative for Prison Realty. The Special Committee and the Independent Committee decided that the proposals submitted to Merrill Lynch by the Fortress/Blackstone investment group and by an additional proposed private equity investor provided better opportunities to Prison Realty and its shareholders than the two alternative proposals presented by the public company. In addition, when invited to make a presentation to the Special Committee regarding its alternative proposals, the public company indicated that it had decided to withdraw from the process and not make any definitive offer to Prison Realty. Representatives of the Fortress/Blackstone investment group and the other proposed private equity investor were subsequently invited to give presentations to the Special Committee and the Independent Committee regarding their respective proposals. The Fortress/Blackstone investment group and the additional proposed investor accepted the invitation and on November 9 and 11, the Special Committee and the Independent Committee and their advisors heard presentations from the two prospective investor groups. During the presentations, representatives from both investor groups addressed the Special Committee and the Independent Committee regarding their respective proposals, investment philosophy and perspective regarding Prison Realty's REIT status and dividend requirements and each responded to various questions from the directors regarding the same. At the Fortress/ Blackstone presentation, representatives of Fortress/Blackstone described their proposal as contemplating an investment of $250.0 million through the purchase of convertible preferred stock at a conversion price of $10.00 per share and the purchase of warrants to purchase shares of Prison Realty's common stock at an exercise price of $12.00 per share. Fortress/Blackstone's proposal also contemplated that Prison Realty maintain REIT status through 1999. Having observed and discussed the presentations made by the representatives of the proposed investor groups, the Special Committee instructed Merrill Lynch to solicit final proposals from each.

     The Special Committee and Independent Committee held a special joint meeting, and the Prison Realty board held a meeting immediately following this joint meeting, on Tuesday, November 16, 1999, at which the representatives of Merrill Lynch reviewed the status of the most recent proposals submitted by the two proposed investor groups. While the proposals were similar in many respects, the Prison Realty board and the Special and Independent Committees observed that the proposal from the investor group other than Fortress/Blackstone contained a continuous adjustment feature to the conversion rate, based on the trading price of Prison Realty's common stock during a certain period following the closing of the proposed transaction. Merrill Lynch then informed the Special Committee and Independent Committee that the Fortress/Blackstone investment group had conditioned their most recent proposal on the requirement that the companies enter into an exclusivity agreement with Fortress/Blackstone. Representatives of Merrill Lynch further indicated that it was their belief that Fortress Blackstone was significantly further along in the due diligence process and were more likely to enter into a definitive agreement within the necessary time constraints created by Prison Realty's distribution requirements. Based on this development, and on Merrill Lynch's belief that the other potential investor would remain interested in an investment in Prison Realty and would be willing to proceed should the Fortress/Blackstone investment group fail to do so, Merrill Lynch recommended that the companies enter into an exclusivity agreement with Fortress/Blackstone. As a result, Prison Realty and CCA subsequently entered into an exclusivity arrangement with Fortress/Blackstone for a period ending on December 3, 1999.

     During the exclusivity period, representatives of the companies, including the Special Committee, along with their counsel and Merrill Lynch, negotiated the draft purchase agreement with

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representatives of Fortress/Blackstone and their counsel and financial advisors.
On December 3, 1999, the exclusivity agreement expired. Despite this expiration, the parties continued to negotiate the draft purchase agreement. On December 4, 1999, Fortress/Blackstone advised Prison Realty that for a variety of reasons, including the fact that the third quarter earnings results for the companies on a combined basis were significantly below the projected financial performance for the companies and CCA's liquidity concerns were greater than originally estimated, they were not prepared to proceed with the transaction as proposed.
In order to move quickly to complete a transaction, the Special Committee advised Merrill Lynch to re-establish communications with the other proposed investors, including the public company, in addition to continuing to pursue the proposal with Fortress/ Blackstone. During this period, the Prison Realty board received a revised proposal from Fortress/ Blackstone which (i) increased the total amount of the investment from $250.0 million to $350.0 million (as required by the proposed lending group), (ii) decreased the conversion price of the convertible preferred stock (from $10.00 to $8.00) and the exercise price of the warrants (from $12.00 to $10.00), (iii) increased the fees to be paid to Fortress/Blackstone in connection with the transaction reflecting the increase in the proposed equity investment, (iv) added an adjustment to the conversion price of the convertible preferred stock and warrants in the event certain payments made by Prison Realty in connection with certain shareholder litigation exceed $50.0 million, (v) limited the cash consideration to be paid for CCA, PMSI and JJFMSI, and (vi) required that Prison Realty submit for shareholder vote the election of subchapter C corporation status in lieu of REIT status for calendar year 1999, which would result in Prison Realty's not paying further dividends on its common stock and Prison Realty being required to pay federal income taxes on its earnings for 1999. Moreover, in view of the continuing liquidity needs of Prison Realty, Fortress/Blackstone's revised proposal required that no further distributions be made. In response to this proposal, the Special Committee and management of Prison Realty solicited a revised proposal from the other potential investor. While the other potential investor was willing to consider the transaction, and in fact orally proposed a transaction which was on substantially similar economic terms to Fortress/Blackstone's proposal, the other potential investor's proposal still contained the continuous adjustment feature to the conversion rate of the convertible preferred stock and required a period of additional due diligence prior to the execution of a definitive agreement. On December 6, 1999, the Special Committee decided to pursue Fortress/Blackstone's revised proposal rather than the other group's revised proposal after concluding, (i) that the companies should raise between $300.0 and $350.0 million in equity to address their liquidity needs and meet the demands of the proposed lending group, (ii) that the dividend rate on the convertible preferred stock proposed by Fortress/Blackstone was lower than the dividend rate on the convertible preferred stock proposed by the other investor, and (iii) the conversion price on the convertible preferred stock proposed by Fortress/Blackstone was higher than the conversion price of the convertible preferred stock proposed by the other investor. In addition, after consultation with its advisors, the Independent Committee concurred with this decision. However, as a condition to their decision to pursue Fortress/Blackstone's prop osal, the Special Committee and the Independent Committee insisted that the shareholders of Prison Realty be allowed to participate in the proposed investment through a rights offering in which Prison Realty shareholders would be able to purchase up to $75.0 million in convertible securities with the same economic terms as offered to Fortress/Blackstone.

     The Prison Realty board, together with the Special and Independent Committees, convened on Sunday, December 12, 1999, in order to receive a presentation from Merrill Lynch regarding its opinion with respect to the fairness of the proposed Fortress/Blackstone equity investment to Prison Realty and its shareholders from a financial point of view. The representatives of Merrill Lynch reviewed the latest terms of Fortress/Blackstone's proposal with the members of the Special Committee and the Prison Realty board and also discussed the reasoning and analysis utilized in reaching their conclusion that maintaining REIT status was not in the best interests of Prison Realty and would not maximize shareholder value. At this meeting, Prison Realty's counsel provided the

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members of the committees and the board with a detailed summary of the terms of the most recent drafts of the purchase agreement and other documents prepared in connection with the transactions. Following this discussion, representatives of Merrill Lynch reviewed with the Prison Realty board and the Special Committee an analysis of the strategic alternatives available to the companies. This discussion included an overview of the companies' process in reviewing the strategic alternatives to date, as well as an analysis of the potential advantages and disadvantages of Fortress/Blackstone's proposal, the earlier proposal from the other investor group and the standalone strategy. This meeting was adjourned to provide Merrill Lynch with additional time to finalize the terms of the new credit facility to be obtained in connection with this transaction and to analyze the companies' ability to comply with certain financial covenants contained in the commitment letter. In addition, representatives of Wasserstein Perella reviewed with the Independent Committee its analysis of the feasibility of the standalone alternatives and the proposed equity investment.

     In assessing whether the companies would be able to meet certain earnings requirements contained in the credit facility commitment letter, the companies and Fortress/Blackstone determined that the fourth quarter earnings results of the combined companies would also be significantly below the projected financial performance for the companies. Fortress/Blackstone advised the Special Committee and the board that based on the revised earnings estimates, they would be willing to proceed with their proposed investment only if the conversion price of the convertible preferred stock was reduced to $6.50, the warrant exercise price was reduced to $7.50 and the companies agreed to attempt to settle certain existing shareholder litigation matters prior to closing. In addition, Fortress/ Blackstone and the Special Committee and the Prison Realty board discussed certain changes with respect to Prison Realty's management and the operation of Prison Realty following the completion of the transaction. Based on these discussions, Prison Realty's board determined that it should make certain changes in its management, including changes in management prior to the completion of any transaction and the restructuring of Prison Realty's board of directors subsequent to the closing of the transaction.

     Because the proposal by Fortress/Blackstone required that Prison Realty not elect REIT status for 1999, the tax advisors to Prison Realty began at this time to focus on what additional distributions, if any, Prison Realty would have to make in 1999 to retain the option of electing REIT status should the equity investment and the related restructuring for any reason not be completed. To elect REIT status for 1999, Prison Realty has to meet two distribution requirements. First, it has to distribute all of the accumulated earnings and profits of Old CCA, and second, it has to distribute 95% of its 1999 REIT taxable income. Under certain ordering rules contained in the Code, distributions by Prison Realty during 1999 were applied first to the earnings and profits distribution requirement with the excess, if any, being applied to the 95% distribution requirement.

     Under certain relief provisions contained in the Code, Prison Realty's tax advisors concluded that Prison Realty could meet the 95% distribution requirement as late as December 31, 2000, so long as certain conditions were satisfied. They also concluded, however, that these relief provisions were not available with respect to the earnings and profits distribution requirement and that Prison Realty would have to satisfy the earnings and profits distribution requirement not later than January 31, 2000. Therefore, Prison Realty had to determine whether its distributions in 1999 were sufficient to satisfy the earnings and profits distribution requirement and, if not, the amount of additional distributions it would have to make.

     At that time, Prison Realty had made 1999 distributions of approximately $217.7 million. Prison Realty estimated the accumulated earnings and profits of Old CCA to be approximately $235.0 million. The accumulated earnings and profits of Old CCA consisted generally of two components, the first being earnings and profits as they then existed and the second being a "cushion" amount to allow for possible adjustments to earnings and profits by the IRS. It was necessary to include

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"cushion" amounts in the calculation of earnings and profits, since it was not clear under the Code that Prison Realty could make remedial distributions if the Internal Revenue Service were later to make adjustments increasing Old CCA's earnings and profits. Given this estimate of the earnings and profits and the amount of Prison Realty's distributions to date, the Prison Realty board determined preliminarily to pay a fourth quarter dividend of approximately $20.0 million and began discussing the form and timing of the dividend and the concern that Prison Realty did not have sufficient liquidity to pay such dividend in cash.

     On December 17, 1999, President Clinton signed into law the Work Incentive Improvements Act of 1999 (the "WIIA"). The WIIA included provisions relating to REITs and specifically contained relief provisions for REITs which inherit subchapter C corporation earnings and profits. Under these relief provisions, if a REIT inherits subchapter C corporation earnings and profits and the IRS later makes adjustments to increase those earnings and profits, the REIT may at that time make additional distributions to eliminate the amount of the increase. In light of this legislation, and because Prison Realty had already distributed in 1999 amounts in excess of Old CCA's actual accumulated earnings and profits (excluding the "cushion" amounts), Prison Realty and Fortress/Blackstone determined that no additional distributions were necessary at that time for Prison Realty to maintain the option of electing REIT status for 1999. Moreover, in view of the continuing liquidity needs of Prison Realty, Fortress/Blackstone required that no further distributions be made.

     Given these circumstances, Prison Realty determined that it would request an automatic extension of time to file its 1999 tax return from March 15, 2000 to September 15, 2000 and thus defer its election to be taxed as a REIT for 1999 until September 2000, while paying no further dividends on its common stock in the interim. Accordingly, by obtaining an extension, Prison Realty would retain the ability to elect REIT status while awaiting the outcome of any required shareholder vote on Prison Realty's determination not to elect REIT status. If shareholder approval were not obtained, then Prison Realty could still take such actions prior to or upon filing its 1999 tax return as may be necessary to elect REIT status for 1999, including declaring sufficient dividends with respect to its 1999 taxable year and filing an election to be taxed as a REIT for 1999. Because of liquidity constraints, however, Prison Realty determined preliminarily that in such event any dividends paid for 1999 would be paid in whole or in part in the form of securities.

     The Prison Realty board and the Special and Independent Committees reconvened on Wednesday, December 22, 1999, at which time representatives of Merrill Lynch provided an update on certain revised terms of Fortress/Blackstone's proposal and the status of the commitment for the new credit facility and discussed the strategy to be employed by Prison Realty with respect to certain pending shareholder litigation. The meeting was then subsequently adjourned again until Sunday, December 26, 1999, to provide the representatives of Merrill Lynch and the members of the Special Committee and their counsel with sufficient time to negotiate the final terms of the proposed transaction.

     On Sunday, December 26, 1999, representatives of Merrill Lynch made their final presentation to the Special Committee and the Prison Realty board and delivered their oral opinion to the Prison Realty board that, based on the matters presented to the Prison Realty board and as set forth in its opinion, as of the date of the opinion, the equity investment contemplated by the Fortress/Blackstone proposal was fair from a financial point of view to Prison Realty and its shareholders. They also informed the Prison Realty board that they were delivering an opinion to the CCA board in connection with the merger and related transactions. Counsel to the Prison Realty board and the Special Committee then summarized the terms of the draft securities purchase agreement relating to the equity investment contemplated by the Fortress/Blackstone proposal, including the revised conversion price of the preferred shares and the revised exercise price of the warrants. Merrill Lynch also reconfirmed its conclusion that Prison Realty's standalone alternatives did not represent the best

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options available to Prison Realty at that time. After a full discussion, the members of the Special Committee then approved the equity investment contemplated by the Fortress/Blackstone proposal, the merger and the transactions contemplated thereby, and recommended the same for the review of and approval by the Independent Committee and the full Prison Realty board. Wasserstein Perella delivered its oral opinion, which opinion was subsequently confirmed in a written opinion, to the Independent Committee to the effect that, based on the matters presented to the Independent Committee and as set forth in its opinion, as of the date of the opinion, the equity investment contemplated by the Fortress/Blackstone proposal was fair, from a financial point of view, to Prison Realty and its shareholders. After a full discussion of that presentation and the terms of the transactions, the members of the Independent Committee then unanimously approved the equity investment contemplated by the Fortress/Blackstone proposal and the related restructurings, and recommended the same for approval by the Prison Realty board. After a full discussion, the Prison Realty board, with Jean-Pierre Cuny and Michael W. Devlin abstaining, approved the equity investment contemplated by the Fortress/Blackstone proposal, the merger and the transactions contemplated thereby and resolved to recommend the same for approval by the shareholders of Prison Realty.

     A securities purchase agreement with Fortress/Blackstone and the merger agreement were executed on Sunday, December 26, 1999. The equity investment and the related restructurings contemplated by the Fortress/Blackstone proposal were publicly announced on Monday, December 27, 1999.

     Throughout the month of January 2000 and the first two weeks of February 2000, Prison Realty and Fortress/Blackstone worked together on the preparation of preliminary proxy materials to be filed with the SEC with respect to a special meeting of Prison Realty's shareholders to be held in the second quarter of 2000 to approve the transactions contemplated by the Fortress/Blackstone proposal. At the same time, Prison Realty was preparing a registration statement to be filed with the SEC with respect to the registration of shares of Prison Realty common stock to be issued to employee shareholders of CCA, PMSI and JJFMSI in the merger transactions. On February 17, 2000, Prison Realty filed the preliminary proxy materials with the SEC.

     Subsequently, on Wednesday, February 23, 2000, the Prison Realty board of directors received an unsolicited proposal from Pacific Life regarding a transaction intended to serve as an alternative to the equity investment and restructuring transactions led by Fortress/Blackstone. Pacific Life, the beneficial owner of approximately 4.5 million shares of Prison Realty common stock, an affiliate of a limited partner and an affiliate of the general partner of the holder of the $30.0 million 7.5% convertible, subordinated notes, proposed an equity investment in Prison Realty of $200.0 million and a restructuring of Prison Realty in which CCA, PMSI and JJFMSI would combine with Prison Realty under terms substantially similar to those proposed by Fortress/Blackstone. Specifically, pursuant to the terms of the Pacific Life proposal, Prison Realty would conduct a rights offering in which it would offer its common shareholders the right to purchase up to $200.0 million in shares of Prison Realty common stock at a purchase price of the lower of $4.00 per share or 75% of the average market price for a specified number of trading days prior to the commencement of the offering, with Pacific Life purchasing an amount of newly-issued series of convertible preferred stock equal to the amount by which the rights offering subscriptions were less than $200.0 million. The shares of the convertible preferred stock would be convertible into shares of Prison Realty common stock at a conversion price equal to the rights offering subscription price and would pay a 6% cash dividend and a 4% paid-in-kind dividend per year for the first three years and a 10% cash dividend per year thereafter. In consideration of this commitment, Pacific Life would receive warrants to purchase Prison Realty common stock, with such warrants being exercisable for a period of 15 years at an exercise price equal to 125% of the rights offering purchase price, or $5.00 per share. Also

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pursuant to the proposal, Prison Realty would (i) elect to qualify as a REIT with respect to its 1999 taxable year, and would distribute an undetermined amount of convertible, preferred securities in satisfaction of the REIT distribution requirements, and (ii) combine with CCA, PMSI and JJFMSI on the same terms as proposed by Fortress/Blackstone. On Thursday, February 24, 2000, pursuant to the terms of the Fortress/Blackstone securities purchase agreement, Prison Realty notified Fortress/ Blackstone of Prison Realty's receipt of the unsolicited proposal from Pacific Life and the material terms of the transaction contemplated thereby.

     On Friday, February 25, 2000, the Prison Realty board of directors, together with the Special Committee and the Independent Committee, held a special joint meeting for the purpose of reviewing the Pacific Life proposal and to determine whether such proposal merited further consideration from the Prison Realty board and its respective financial, legal, and accounting advisors. After considerable discussion regarding the Pacific Life proposal, the Prison Realty board and the Special and Independent Committees determined that the Pacific Life proposal appeared to have sufficient credibility to require that the board and the committees, in the exercise of their fiduciary duties, request that their respective financial and legal advisors review the terms of the Pacific Life proposal and report to the board and the committees on their findings. Following this meeting, information regarding the Pacific Life proposal was disseminated to the financial advisors of the board and the Committees, who were instructed to review the terms of the Pacific Life proposal and compare such terms with those set forth in the Fortress/Blackstone securities purchase agreement. On February 25, 2000, Pacific Life also publicly announced its submission of the proposal to Prison Realty, as well as certain terms of the proposal.

     On Sunday, February 27, 2000, the Prison Realty board held another joint meeting with the Special and Independent Committees at which representatives of each of Merrill Lynch and Wasserstein Perella were present. Representatives from each of Merrill Lynch and Wasserstein Perella made a presentation outlining and analyzing the economic terms of the Pacific Life proposal. Following the presentations by Merrill Lynch and Wasserstein Perella, the members of the Prison Realty board and the Special and Independent Committees engaged in a discussion with management and their respective advisors regarding the merits of the Pacific Life proposal compared to the terms of the Fortress/Blackstone securities purchase agreement and the fiduciary duties of the board with respect to its consideration of the proposal. Based on these deliberations, the board and the Special and Independent Committees agreed that Prison Realty should commence negotiations with Pacific Life in order to reach an agreement on more favorable terms than those contemplated by the Fortress/Blackstone securities purchase agreement. At the February 27 meeting, it was also determined that Wasserstein Perella should be engaged by the full board as its financial advisor along with Merrill Lynch for the purpose of negotiating with Pacific Life. Due to the fact that the interests of the full board were aligned with the interests of the Independent Committee, Wasserstein Perella's dual representation of the full board and the Independent Committee was deemed acceptable.

     Following this meeting, representatives of the Prison Realty board contacted representatives of Pacific Life regarding the possibility of completing a restructuring of Prison Realty combined with an equity investment by Pacific Life. Negotiations regarding the terms of the proposed equity investment ensued between representatives of Prison Realty and Pacific Life. Following the board's decision to commence negotiations with Pacific Life, Prison Realty and Fortress/Blackstone amended the terms of the Fortress/Blackstone securities purchase agreement to clarify the provisions governing Fortress/ Blackstone's right to match the terms of any superior unsolicited proposals for an equity investment in and restructuring of Prison Realty. At the same time, representatives of Prison Realty continued negotiations with representatives of Pacific Life in an attempt to reach an agreement for an equity investment and restructuring which would be more favorable to Prison Realty and its shareholders than the transactions contemplated by the Fortress/Blackstone securities purchase agreement. On

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Tuesday, February 29, 2000, Prison Realty publicly announced its receipt of the
Pacific Life proposal and that, after reviewing the Pacific Life proposal with its financial and legal advisors, its board of directors had determined that it was appropriate to commence negotiations with Pacific Life regarding a potential transaction. On Wednesday, March 1, 2000, Prison Realty filed a Current Report on Form 8-K (File no. 0-25245) with the SEC containing the full text of the Pacific Life proposal, as well as a copy of the Fortress/Blackstone securities purchase agreement amendment.

     On Wednesday, March 22, 2000, the Prison Realty board held a special joint meeting with the Special and Independent Committees, at which representatives of Pacific Life were in attendance. The representatives of Pacific Life made a presentation to the board and the committees regarding the status of its proposal, its investment philosophy, its perspective regarding Prison Realty's REIT status and the distribution requirements relating thereto and the prospects of refinancing Prison Realty's existing credit facility, and they responded to various questions from the members of the Prison Realty board and the Committees regarding the same. Having observed and discussed the presentations made by the representatives of Pacific Life, the board, together with the Special and Independent Committees, instructed their respective financial advisors to solicit a final proposal from Pacific Life so that Prison Realty could make a determination whether to enter into a definitive agreement with Pacific Life which encompassed the terms of its proposal.

     Also, on Wednesday, March 22, 2000, the Prison Realty board received an unsolicited proposal from an investment banking firm, on behalf of a competitor of the companies, outlining a proposed combination of Prison Realty, CCA, PMSI, JJFMSI with the competitor. Under this proposal, the surviving company would be managed by the existing management of the competitor.

     In late March 2000, Prison Realty management conducted a preliminary review of the companies' anticipated combined financial results for the first quarter of 2000, and concluded that there was a substantial likelihood that the companies would not satisfy certain financial covenants contained in the Fortress/Blackstone securities purchase agreement and related bank commitment letter related to the companies' consolidated combined first quarter EBITDA. During this time, representatives of Fortress/Blackstone reviewed the status of the companies' financial results for the fourth quarter of 1999, as well as the status of the audits of the companies' year-end financial statements. Fortress/Blackstone was informed at this time that forth quarter results were lower than expected and that it was anticipated that first quarter results would also be lower than expected, and that as such, it was unlikely that the companies would be able to satisfy the first quarter EBITDA covenants contained in the Fortress/Blackstone securities purchase agreement and in the related CSFB bank financing commitment letter issued in connection therewith. In light of the actual and anticipated financial results, management of the companies asked Fortress/Blackstone to confirm (i) whether Fortress/Blackstone intended to waive any breach of such covenants and consummate the transactions contemplated by the Fortress/Blackstone securities purchase agreement, and (ii) whether CSFB was willing to waive any breach of the covenant set forth in its commitment letter. The companies received no definitive response from Fortress/Blackstone or representatives of CSFB to these inquiries. Accordingly, on March 31, 2000, Prison Realty requested in writing that Fortress/Blackstone confirm to the companies in writing (i) whether Fortress/Blackstone intended to waive the breach of such covenants and consummate the transactions contemplated by the Fortress/ Blackstone securities purchase agreement, and (ii) whether CSFB was willing to waive the breach of the covenant set forth in its commitment letter.

     On Monday, April 3, 2000, the Prison Realty board received the final terms of the proposal from Pacific Life. Following the delivery of the final proposal to Prison Realty, on Wednesday, April 5, 2000, Pacific Life delivered to the Prison Realty board a securities purchase agreement, executed by representatives of Pacific Life, which incorporated the terms of the final Pacific Life proposal previously delivered. Additionally, on April 5, 2000, Prison Realty received a written reply to its

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March 31, 2000 letter from Fortress/Blackstone in which Fortress/Blackstone stated that due to its and CSFB's need to complete additional due diligence on the companies' financial results and the reasons behind any actual or anticipated earnings shortfalls, it was currently uncertain as to whether it would proceed to close the transactions contemplated by the Fortress/Blackstone securities purchase agreement and whether CSFB would provide financing under the terms of its commitment letter in light of Prison Realty's anticipated failure to meet the EBITDA covenants. Upon receiving the executed securities purchase securities agreement from Pacific Life, Prison Realty and its financial and legal advisors reviewed the terms of the agreement with Pacific Life and its counsel and made certain revisions to the terms of the securities purchase agreement. Pacific Life subsequently provided the companies with an executed copy of the final revised agreement. Having received the final Pacific Life proposal and a final executed securities purchase agreement, and following the reply from Fortress/Blackstone, on Thursday, April 6, 2000, the Prison Realty board held a special joint meeting with the Special and Independent Committees, together with their respective financial advisors, for the purpose of discussing the alternatives available to Prison Realty and deciding which, if any, proposal to approve. After discussing the proposal submitted by Prison Realty's competitor on March 22, 2000, the Prison Realty board and the Special and Independent committees determined that the proposal was not in the best interests of Prison Realty and its shareholders, as the proposal, among other things, contained no provision to provide Prison Realty with the capital required to address its liquidity concerns and to finance its business strategy. Representatives of both Merrill Lynch and Wasserstein Perella then made presentations regarding the transaction contemplated by the terms of the Pacific Life proposal. The members of the board and the Committees then engaged in lengthy discussions with their financial advisors regarding the merits and disadvantages of the Pacific Life proposal and the agreement with Fortress/Blackstone, as well as the negotiating strategies which should be pursued with respect to each of Pacific Life and Fortress/Blackstone. Following such discussions, the Prison Realty board, together with the Special and Independent Committees, determined that the terms of the Pacific Life proposal were superior to the terms set forth in the Fortress/Blackstone securities purchase agreement, and the adoption of the Pacific Life proposal, as set forth by the terms of the Pacific Life securities purchase agreement, was approved by the Special and Independent Committees, and such proposal was subsequently submitted for the approval of, and approved and adopted by, the Prison Realty board. The members of the Prison Realty board then authorized representatives of Prison Realty (i) to contact Fortress/Blackstone and to notify their representatives, pursuant to the terms of the Fortress Blackstone securities purchase agreement, that the Prison Realty board had approved a superior unsolicited proposal and that Fortress/Blackstone had a period of five business days to match the terms of the Pacific Life proposal, and (ii) to execute the securities purchase agreement with Pacific Life if Fortress/Blackstone failed to match the terms of the Pacific Life proposal.

     A copy of the Pacific Life securities purchase agreement was delivered to representatives of Fortress/Blackstone on Friday, April 7, 2000. Pursuant to the terms of the Fortress/Blackstone securities purchase agreement, Fortress/Blackstone had until midnight on Friday, April 14, 2000, to match the terms of the Pacific Life proposal. On Friday, April 14, 2000, representatives of Fortress/ Blackstone confirmed to the Prison Realty board that Fortress/Blackstone would not match the terms of the Pacific Life proposal.

     On Sunday, April 16, 2000, the Prison Realty board, together with the Special and Independent Committees, held a special joint meeting, in which representatives of Merrill Lynch and Wasserstein Perella participated, at which the members of the board were informed that Fortress/Blackstone had elected not to match the terms of the Pacific Life proposal. The representatives of Merrill Lynch and Wasserstein Perella then delivered their respective final fairness opinions with respect to the proposed equity investment by Pacific Life. The Prison Realty board reconfirmed its previous decision to authorize the execution of the Pacific Life securities purchase agreement based upon the fairness

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opinions delivered by Merrill Lynch and Wasserstein Perella. Upon authorization by the Prison Realty board, representatives of Prison Realty executed the Pacific Life securities purchase agreement, and delivered a letter to Fortress/Blackstone terminating the Fortress/Blackstone securities purchase agreement.

     During the final weeks of April and during the month of May, Prison Realty worked with representatives of Lehman to secure the necessary waiver of existing defaults under the bank credit facility so as to allow for additional borrowings by Prison Realty. At the same time the parties worked together to make certain amendments to the bank credit facility so as to provide for the comprehensive restructuring of the companies as provided for by Prison Realty's agreement with Pacific Life. During the course of these negotiations, Prison Realty contacted representatives from Pacific Life in order to obtain their input on the terms of the waivers and amendments. Specifically, in early May, Prison Realty presented Pacific Life with the terms of the waiver and amendment as proposed by Lehman. At that time, Pacific Life indicated to Prison Realty and Lehman that, among other things, the amendments to the credit facility should include a four year extension of the maturities of the loans outstanding under the facility. Pacific Life was reminded by Lehman that such an amendment would require the approval of 100% of the lenders under the bank credit facility (as opposed to 66.6% which is required for the amendments proposed by Prison Realty and Lehman) and that, in Lehman's opinion, such approval could not likely be obtained. Prison Realty and Lehman then continued to negotiate the term of the waiver and amendment and, in late May, submitted those terms, including an extension of the maturities as requested by Pacific Life, to the lenders under the bank credit facility for their approval.

     The requisite percentage of the lenders under the bank credit facility did not approve the extension of maturities under the waiver and amendment as proposed by Prison Realty, but subsequently approved the Waiver and Amendment previously disclosed by Prison Realty and as described in this proxy statement. Accordingly, Prison Realty obtained the Waiver and Amendment on June 9, 2000. Prison Realty publicly disclosed this event on June 12, 2000 and filed a Current Report on Form 8-K (File no. 0-25245) with the SEC containing the full text of the Waiver and Amendment, at which time it also submitted the Waiver and Amendment to Pacific Life in order to determine whether the terms of the Waiver and Amendment were reasonably acceptable to Pacific Life and therefore satisfied the condition contained in the securities purchase agreement.

     At the same time Prison Realty was negotiating with the lenders with respect to the Waiver and Amendment, Prison Realty was involved in settlement negotiations with representatives of the plaintiffs in the shareholder litigation pending against Prison Realty. In early May, the parties participated in a settlement conference. During the remainder of May and through the month of June, Prison Realty continued settlement discussions with representatives of the plaintiffs.

     On Monday, June 12, 2000, Prison Realty forwarded a copy of the executed Waiver and Amendment to Pacific Life for its review and asked Pacific Life whether the terms of the Waiver and Amendment were acceptable to it and whether Pacific Life believed the Waiver and Amendment satisfied the condition contained in the Pacific Life securities purchase agreement that Prison Realty refinance or renew its bank credit facility on terms reasonably acceptable to Pacific Life. At the same time, Prison Realty, CCA, PMSI and JJFMSI contacted the outside shareholders of CCA, PMSI and JJFMSI and commenced negotiations with respect to the combination of the companies in accordance with the terms of the Waiver and Amendment. On Friday, June 16, 2000, Pacific Life informed Prison Realty in writing that it was unable to determine whether the terms of the Waiver and Amendment were acceptable to it at that time. During the week of June 19, 2000, Prison Realty provided Pacific Life with additional information, but was unable to obtain any assurances from Pacific Life that the terms of the Waiver and Amendment were acceptable to it and that the condition to the securities purchase agreement was satisfied. Also during the week of June 19, 2000,

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Prison Realty, CCA, PMSI and JJFMSI continued to negotiate with the outside shareholders of CCA, PMSI and JJFMSI regarding the termination of the existing merger agreement among the companies with respect to PMSI and JJFMSI in the event the outside shareholders determined not to sell their shares to Prison Realty and the combination of Prison Realty and CCA under the terms of the Waiver and Amendment.

     During the week of June 25, 2000, Prison Realty reached an agreement with Baron regarding Prison Realty's purchase of the shares of CCA common stock held by Baron for non-cash consideration consisting of shares of Prison Realty common stock valued at $8.0 million. In consideration for Baron's consent to the merger (as necessary in order to effectuate the merger), Baron required that Prison Realty also issue Baron warrants to purchase $3.0 million in shares of Prison Realty common stock. Also during the week of June 25, 2000, Prison Realty indicated to Sodexho that it was willing to satisfy its previous contractual obligation to purchase the CCA shares held by it in the form of Prison Realty common stock valued at $8.0 million as required by Prison Realty's amended bank facility. In response to this offer, Sodexho informed Prison Realty that it should receive the same aggregate consideration as Prison Realty agreed to pay Baron. Prison Realty informed Sodexho that it was not willing to do so.

     On Wednesday, June 28, 2000, the Prison Realty board, together with its special and independent committees, held a special joint meeting in which representatives of Merrill Lynch and Wasserstein Perella participated. At that meeting, the board and the committees engaged in a lengthy discussion of the likelihood that the transactions contemplated by the Pacific Life securities purchase agreement would be completed. The board and committee members were informed that Pacific Life had indicated that the terms of the Waiver and Amendment were currently not acceptable to it and that Pacific Life had provided no assurance that it would waive the condition in the securities purchase agreement. The board and the committee members also were informed that Pacific Life had indicated to Prison Realty its belief that Prison Realty had experienced a "material adverse change" under the terms of the Pacific Life securities purchase agreement and that, as a result, a condition to Pacific Life's obligation to complete the transactions contemplated by the securities purchase agreement would not be satisfied. The board and the committee members then discussed the fact that Pacific Life had provided no assurance that it would waive such condition. After a review of the status of Prison Realty's negotiations with representatives of the plaintiffs in certain outstanding shareholder litigation against Prison Realty, the board and the committee members discussed the fact that it was unlikely that the litigation would be settled in a manner satisfactory to Pacific Life prior to completion of the transactions contemplated by the Pacific Life securities purchase agreement. The board and committee members were then informed that Pacific Life had given no indication that it would waive the condition to its obligations under the securities purchase agreement that such litigation be settled in a manner satisfactory to it.

     The board and the committees then engaged in lengthy conversations regarding the restructuring transactions required under the Waiver and Amendment and the requirement that Prison Realty file preliminary proxy materials with the SEC on or before July 1, 2000. As a result of Pacific Life's unwillingness to provide the companies with any assurances with respect to its willingness to waive the conditions to its obligation to complete the transactions contemplated by the Pacific Life securities purchase agreement described herein, and the requirements of the Waiver and Amendment, on Wednesday, June 28, 2000, the Prison Realty board concluded that the completion of the transactions contemplated by the Pacific Life securities purchase agreement was unlikely and determined to enter into negotiations with Pacific Life with respect to a mutual termination of the Pacific Life securities purchase agreement. The Prison Realty board also approved the execution of the merger agreement with CCA and the filing of this proxy statement pending termination of the Pacific Life securities purchase agreement. On Wednesday, June 28, 2000 the CCA board also

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determined to enter into negotiations with Pacific Life with respect to a mutual termination of the Pacific Life securities purchase agreement and approved the execution of the merger agreement with Prison Realty pending termination of the Pacific Life securities purchase agreement. Representatives of Prison Realty and CCA accordingly entered into negotiations with Pacific Life with respect to a mutual termination, and, on Friday, June 30, 2000, the companies and Pacific
Life agreed to mutually terminate the Pacific Life securities purchase agreement.

PRISON REALTY'S REASONS FOR THE RESTRUCTURING; RECOMMENDATION OF THE PRISON REALTY BOARD OF DIRECTORS

     The Prison Realty board, the Special Committee and the Independent Committee believe that the restructuring is fair to and in the best interests of the Prison Realty shareholders. The Prison Realty board, the Special Committee and the Independent Committee believe that the transactions will create short-term shareholder value by alleviating the current liquidity and capital constraints of both Prison Realty and CCA and avoiding a filing by the Company and/or CCA under Chapter 11 of the Federal Bankruptcy Code which could adversely impact Prison Realty's and CCA's relationships with key government entities. Additionally, the Prison Realty board, the Special Committee and the Independent Committee believe that the transactions will create long-term shareholder value by providing the combined company with a more simplified and stable operating structure.

     The Prison Realty board, the Special Committee and the Independent Committee have approved the restructuring and recommend that shareholders of Prison Realty vote for all of the proposals in this proxy statement. In reaching this decision, the Prison Realty board, the Special Committee and the Independent Committee consulted with members of management of each of Prison Realty, CCA, PMSI and JJFMSI, as well as financial advisors, legal counsel and accountants of the companies, and considered a number of factors.

     In making their determination with respect to the restructuring, the Prison Realty board, the Special Committee and the Independent Committee considered the following factors:

     - The Prison Realty board determined that combining Prison Realty and CCA and operating as a C corporation is the structure which will create the most value for Prison Realty shareholders.

        - Prison Realty's lenders required the combination with CCA as a condition to providing the Waiver and Amendment.

        - Combining Prison Realty and CCA eliminates the potential conflicts of interest which have previously existed and adversely affected Prison Realty's credibility in the capital markets, including those conflicts arising out of the landlord-tenant and debtor-creditor relationship between Prison Realty and CCA.

        - Since the 1999 Merger, trading prices for shares of REITs have suffered in the stock market, making it more difficult for REITs to raise equity or debt capital.

        - As a C corporation, the combined company will be able to retain earnings to help fund future growth.

     - As a result of additional borrowings made available to Prison Realty under its bank credit facility pursuant to the Waiver and Amendment, the Prison Realty board determined that the proposed restructuring without the equity investment proposed by Pacific Life was a viable alternative for the Company and a better alternative than seeking relief under the federal bankruptcy laws.

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     -  The restructuring was the result of an exhaustive eleven-month long process designed to produce a proposal which would provide the most long-term value for Prison Realty and its shareholders. On behalf of Prison Realty, Merrill Lynch contacted 47 potential investors and merger partners. Prison Realty received a proposal from Fortress/Blackstone, which at that time represented the best offer from the four proposals received and represented the only offer which could be accomplished quickly because Fortress/Blackstone had completed their due diligence and had made arrangements for refinancing Prison Realty's existing indebtedness. The Prison Realty board and the Special Committee and Independent Committee believe Merrill Lynch's contact with the large pool of potential investors and merger partners resulted in the best and most relevant proposals available to Prison Realty. Prior to consummating a transaction with Fortress/Blackstone, Prison Realty received two unsolicited proposals and concluded that the proposal received from Pacific Life was a superior proposal to the Fortress/Blackstone proposal and all other proposals received, especially since Fortress/Blackstone and its proposed bank lender could not provide assurance to Prison Realty that they would waive certain conditions to their obligations, which were not expected to be satisfied. Further, Fortress/Blackstone elected not to exercise their right to match the terms and conditions of the Pacific Life proposal as provided in the Fortress/ Blackstone securities purchase agreement and that agreement was terminated. Subsequent to reaching an agreement with Pacific Life, but prior to completion of the transactions with Pacific Life, Prison Realty determined that it was unclear as to whether Pacific Life would proceed with the completion of the transactions contemplated under the companies' securities purchase agreement with Pacific Life. Prison Realty's board and its special and independent committees reached this determination based upon Pacific Life's failure to provide assurances that it would waive certain conditions to its obligation to complete the transactions contemplated by the Pacific Life securities purchase agreement, including conditions relating to (i) the refinancing or renewal of Prison Realty's bank credit facility, (ii) Pacific Life's view that there had occurred a "material adverse change" in Prison Realty, and (iii) the settlement of certain shareholder litigation on terms satisfactory to Pacific Life.

Accordingly, based on its determination that the transactions contemplated by the Pacific Life securities purchase agreement were unlikely to be completed and in order to satisfy the conditions contained in the Waiver and Amendment relating to the timing of the restructuring, Prison Realty determined to terminate the Pacific Life securities purchase agreement and complete the restructuring.

     - No party has expressed a willingness to complete an investment in, or pursue any other business combination transaction with Prison Realty, on terms that are feasible.

     - The proposed restructuring represents the only alternative available to Prison Realty which satisfies the conditions of its bank credit facility as a result of the Waiver and Amendment.

     - Action had to be taken to preserve the financial health of Prison Realty and CCA. Since CCA is Prison Realty's primary tenant, its financial problems are also borne by Prison Realty.

        - CCA did not meet its operating projections. Occupancy rates at its facilities were adversely affected by the opening of a substantial number of new facilities; operating expenses were higher as a percentage of revenues than in 1998, and there were significant expenses associated with newly-opened facilities.

        - During 1999 and the first quarter of 2000, the operating performance of CCA continued to decline. The Prison Realty board believed that the restructuring would give the

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           company the opportunity and the financial resources to correct its problems and to bring in a new management team to improve the company's operating results.

     - Prison Realty considered significantly lowering the lease payments owing to Prison Realty by CCA and maintaining the current structure of the companies. This alternative was rejected.

        - Reducing the lease payments could be a default under the agreements governing Prison Realty's indebtedness.

        - Reducing the lease payments could cause Prison Realty to violate the rules applicable to REITs, which would subject Prison Realty to corporate income tax.

        -  Conflicts of interest would continue to exist.

     - The Prison Realty board believes that the consideration being paid to shareholders of CCA is the minimum amount that could be paid and still accomplish the transactions without resulting in an event of default under Prison Realty's bank credit facility as a result of the Waiver and Amendment.

        - Baron, an outside investor in CCA, stated that they would not accept any amount of consideration less than the payment being made to them. Baron has the contractual right to approve any merger of CCA.

        - CCA possesses all the contracts with government agencies, the employees and infrastructure necessary to operate Prison Realty's properties. Any effort to force CCA's shareholders to accept less was likely to result in significant disruption of relationships with government agencies and substantial loss of value.

        - The Prison Realty board noted that significant restrictions on the transfer of the shares issued to members of management and key employees would exist following the merger.

        - The Prison Realty board also considered what would happen to the companies and their shareholders if the transactions were not approved.

     - Because the companies' business involves public safety, the Prison Realty board believes it would have a serious adverse impact upon its business if the government entities for which the companies house inmates viewed the companies as not having the financial resources to carry out their public safety obligations.

     In making its determination with respect to the restructuring, the Prison Realty board, the Special Committee and the Independent Committee also considered the following potentially negative factors:

     - The securities purchase agreement previously entered into with Fortress/Blackstone states that Prison Realty is obligated to pay Fortress/Blackstone a break-up fee of $7.5 million. In addition, the securities purchase agreement states that Prison Realty is obligated to pay Fortress/Blackstone an additional commitment fee of $15.7 million in connection with Fortress/Blackstone's commitment under the securities purchase agreement. Fortress/ Blackstone has filed suit against the companies to recover these fees.

     - Prison Realty cannot be assured that it will qualify as a REIT with respect to its 1999 taxable year or that the distribution of series B preferred stock or other securities will satisfy its 1999 remaining REIT distribution requirements.

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     -  The combined company's net income per share will be lower due to the increase in the number of shares as a result of the issuance of the shares of convertible preferred stock in satisfaction of Prison Realty's remaining 1999 REIT distribution requirements and the issuance of shares of common stock to CCA shareholders in the merger. Additionally, the dividends to be paid on and the costs associated with the new securities will serve to reduce Prison Realty's net income available to common shareholders.

     - Completion of the restructuring will require the companies to incur approximately $60.0 million of transaction costs (a substantial portion of which has either been incurred or contractually committed), which includes approximately $26.5 million in fees and expenses incurred in connection with the previously announced restructuring transactions or claimed by Fortress/Blackstone as described above, and will require a substantial amount of management's time. These resources could have otherwise been used by the companies to further their respective business objectives.

     - Completing the restructuring will place significant demands on the combined company's liquidity as the result of the above described fees and expenses as well as from the payment of federal income tax as a subchapter C corporation commencing with its 2000 taxable year. The company's ability to meet these liquidity requirements will depend on its ability to borrow under its credit facility and to generate sufficient cash from operations.

     - Following the completion of the merger, as the result of the beneficial ownership of approximately 8.5 million shares of Prison Realty common stock, the existing shareholders of CCA will hold approximately 6.7% of the voting power of Prison Realty. The voting power held by the existing CCA shareholders following the merger will reduce the voting power currently held by Prison Realty's existing shareholders.

     In the Prison Realty board's opinion, the factors listed immediately above, along with the other factors discussed in this proxy statement, represent the material potential risks and adverse consequences to you that could occur in connection with the restructuring. The Prison Realty board considered the impact of these risks and consequences to the existing shareholders in evaluating the restructuring. In the Prison Realty board's opinion, however, these potential risks and consequences were outweighed by the potential positive factors and the risks of not consummating the restructuring discussed above. Accordingly, the Prison Realty board voted to approve the restructuring.

     In view of the wide variety of factors considered by the Prison Realty board, the Prison Realty board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in making the recommendations.

CAPITAL AND LIQUIDITY RESOURCES OF PRISON REALTY FOLLOWING COMPLETION OF THE RESTRUCTURING

     Upon completion of the proposed restructuring, Prison Realty's existing $1.0 billion senior secured bank credit facility will remain outstanding. As previously described in "Information About Our Company -- Recent developments," Prison Realty obtained the Waiver and Amendment, which allows Prison Realty to borrow up to an additional $55.0 million under the bank credit facility at various times during the 2000 calendar year to meet Prison Realty's capital and liquidity needs and which allows Prison Realty to complete the restructuring. Following the restructuring, Prison Realty will continue to be subject to the restrictions contained in the bank credit facility, as amended by the Waiver and Amendment, which are more particularly described in "Information About Our Company -- Recent developments." Any failure to comply with these restrictions could result in an event of default under the provisions of the bank credit facility. Generally, upon the occurrence of an event of default under the bank credit facility, the lenders under the bank credit facility, may, upon

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


the expiration of any applicable cure period, accelerate the maturity of the aggregate principal amount of Prison Realty's borrowings under the bank credit facility.

     The Waiver and Amendment also provided for certain amendments to Prison Realty's bank credit facility which will allow the surviving entity in the merger, a wholly-owned subsidiary of Prison Realty, to obtain a new bank credit facility or to refinance or renew CCA's existing bank credit facility. The Waiver and Amendment provides that any such bank credit facility shall be on terms and conditions reasonably satisfactory to the requisite percentage of the senior lenders under Prison Realty's bank credit facility. It is anticipated that Prison Realty's subsidiary will attempt to obtain such a new bank credit facility or obtain a refinancing or renewal of CCA's existing bank credit facility following the merger. There can be no assurance that Prison Realty's subsidiary will be able to: (i) obtain such a new bank credit facility or a refinancing or renewal of CCA's existing bank credit facility; or (ii) to obtain such revolving bank credit facility on terms reasonably satisfactory to the requisite percentage of Prison Realty's senior lenders. Any failure to do so could have a material adverse effect upon Prison Realty's liquidity and financial position.

     In addition to these bank credit facilities, it is anticipated that Prison Realty's 12% senior notes and an aggregate of $70.0 million in convertible, subordinated notes will remain outstanding following completion of the restructuring transactions. Following the restructuring, Prison Realty will continue to be subject to the provisions governing this indebtedness, including the provisions of any waivers of events of default relating to, or amendments to, the provisions governing Prison Realty's convertible, subordinated notes. Any failure to comply with the provisions of this indebtedness could result in an event of default under the provisions of such indebtedness, giving rise to the right of the holders of such indebtedness, upon the expiration of any applicable cure period, to accelerate the maturity of the aggregate principal amount of such indebtedness. Such an acceleration would result in an event of default under Prison Realty's bank credit facility, which would enable the lenders under the bank credit facility to accelerate the maturity of the aggregate principal amount of Prison Realty borrowings under the bank credit facility.

     It is also anticipated that Prison Realty may attempt to effect certain additional transactions designed to address Prison Realty's liquidity needs. These transactions may include: (i) an offering of Prison Realty common stock through the distribution of rights to purchase shares of common stock to Prison Realty's common shareholders as required by the Waiver and Amendment; (ii) the securitization of government-backed lease payments relating to Prison Realty's HMP Forrest Bank facility as required by the Waiver and Amendment; and (iii) the sale/leaseback of Prison Realty's headquarters. There can be no assurance, however, that Prison Realty will be able to complete any of these transactions. Moreover, even if Prison Realty is successful in completing one or more of these transactions, the terms of Prison Realty's bank credit facility, as amended by the Waiver and Amendment, require that Prison Realty use all or a portion of the net cash proceeds received from such transactions to repay outstanding indebtedness under the bank credit facility. See "Information About Our
Company -- Recent developments."

INTERESTS OF DIRECTORS, OFFICERS, AFFILIATES AND SHAREHOLDERS IN THE
RESTRUCTURING

     In considering the recommendations of the Prison Realty board to approve the charter amendments and the merger in connection with the restructuring, you should be aware that several officers, directors or shareholders of Prison Realty have interests in, and will receive benefits as a consequence of, the restructuring, that are separate from the interests of, and benefits to, shareholders of Prison Realty generally. The Prison Realty board was aware of these interests when it approved the restructuring.

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


PURCHASE OF CCA COMMON STOCK FROM SODEXHO

     Prison Realty is in negotiation with Sodexho with respect to Prison Realty's purchase of all of the voting common stock of CCA owned by Sodexho (constituting approximately 16.9% of the outstanding capital stock of CCA) immediately prior to the merger for non-cash consideration comprised of shares of Prison Realty common stock valued at $8.0 million. It is anticipated that if Sodexho agrees to sell the shares of CCA common stock to Prison Realty prior to the merger, Sodexho will agree to vote in favor of the merger at CCA's special meeting and in favor of the proposals described herein. However, if Prison Realty does not acquire the shares of CCA common stock held by Sodexho prior to the merger, Sodexho will receive shares in the merger pursuant to the exchange ratio set forth in the merger agreement. In such event, Sodexho may not vote the shares of CCA common stock held by it (16.9%) or the shares of Prison Realty common stock held by it (representing 8.8%) in favor of the merger. Jean-Pierre Cuny, a representative of Sodexho, is a director of Prison Realty and of CCA. Mr. Cuny abstained from the vote of the Prison Realty board approving the restructuring, as well as from the vote of the CCA board approving the merger.

ISSUANCE OF PRISON REALTY COMMON STOCK TO CERTAIN CCA SHAREHOLDERS

     Assuming Prison Realty purchases the shares of CCA common stock held by Baron and Sodexho prior to the merger, Prison Realty will issue approximately $10.8 million in shares of its common stock as the aggregate consideration paid to CCA's shareholders other than Sodexho, Baron, Mr. Crants, III and Mr. Devlin in connection with the merger. J. Michael Quinlan and Vida H. Carroll, members of Prison Realty's management who hold shares of CCA common stock, will each receive approximately $400,000 in shares of Prison Realty's common stock in the merger, which will be subject to the lock-up provisions described herein. Vida
H. Carroll has resigned as Prison Realty's chief financial officer effective September 15, 2000.

BOARD OF DIRECTORS AND SENIOR MANAGEMENT

     Doctor R. Crants, the current chief executive officer of Prison Realty, will resign from this position or be terminated upon the appointment of a new chief executive officer. Following the appointment of the new chief executive officer, Mr. Crants will also resign from his position of non-executive vice-chairman of Prison Realty. Mr. Crants also currently serves as a member of the board of directors and chief executive officer of CCA. He will resign from these positions as well in connection with his resignation or termination as Prison Realty's chief executive officer.

     Thomas W. Beasley, chairman of the board of directors of Prison Realty, is chairman of the board of directors of PMSI.

SEVERANCE ARRANGEMENTS WITH FORMER EXECUTIVE OFFICERS OF PRISON REALTY AND CCA

     On January 1, 1999, Prison Realty entered into an employment agreement with Doctor R. Crants which provided for a term of three years with an additional three year renewal option. The agreement provided for annual compensation and incentive compensation as determined by Prison Realty's Compensation Committee of the board of directors and also provided for certain non-cash benefits such as life and health insurance. Doctor R. Crants has since resigned from his position as chairman of the Prison Realty board and, following the appointment of a new chief executive officer, will resign or be terminated as the chief executive officer of Prison Realty. In connection with Doctor R. Crants' agreement to resign or be terminated, the board of directors of Prison Realty has approved modifications to certain agreements and arrangements between Prison Realty and Doctor R. Crants relating to his employment and compensation. Specifically, the board approved: (i) an

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


amendment to his employment agreement with Prison Realty removing Prison Realty's right to offset payments owed to Doctor R. Crants upon his termination under the employment agreement (consisting of three years of salary) against amounts earned by Mr. Crants through other employment; (ii) a modification to the $1.0 million loan granted to Mr. Crants under the Prison Realty Executive Equity Loan Plan whereby the outstanding principal amount of the loan will not become immediately due and payable upon Mr. Crants' termination, but rather Mr. Crants will make interest only payments on the loan for the first three years following the modification at the rate of 250 basis points over the thirty-day LIBOR rate in effect on such date and 33.3% of the principal amount of the loan, and all accrued and unpaid interest thereon, shall be paid in on the fourth, fifth and sixth anniversaries of the modification; and (iii) the immediate vesting of 140,000 deferred shares of Prison Realty common stock granted to Mr. Crants in November 1995 by Old CCA pursuant to a stock bonus plan adopted by Prison Realty in the 1999 Merger which would either be forfeited upon Mr. Crants' termination or would not vest until November 2005. The provisions of Mr. Crants' employment agreement prohibit him from competing with Prison Realty for a period of one year after termination of his employment.

     In connection with Ms. Carroll's resignation from her position as chief financial officer, secretary and treasurer of Prison Realty which was originally to be effective June 30, 2000, the board of directors of Prison Realty granted Ms. Carroll cash severance equal to six months salary. In consideration for the extension of Ms. Carroll's employment through September 15, 2000, Prison Realty has agreed to pay Ms. Carroll an additional cash severance payment of $78,750 on or about the time of the completion of the restructuring and the merger. In the event the restructuring and merger are not completed by September 15, 2000. Ms. Carroll will remain employed by Prison Realty at her current salary until the earlier of the completion of the restructuring and merger and the naming of her successor.

     In connection with the resignation of D. Robert Crants, III from his position as president of Prison Realty and as a member of the Prison Realty board, and the resignation of Michael W. Devlin from his position as chief operating officer of Prison Realty and as a member of the Prison Realty board, the employment agreements previously entered into between Prison Realty and each of Mr. Crants, III and Mr. Devlin have been terminated. Prison Realty and CCA have entered into a severance agreement with each executive pursuant to which payments have and shall be made to each executive totaling approximately $633,750. Among the payments to be made to each executive pursuant to the terms of the severance agreements are (i) a payment of $233,750, which represents amounts that were payable to each executive pursuant to the terms of his respective employment agreement; and (ii) a payment made to each executive on December 31, 1999 of $300,000 in exchange for 150,000 shares of CCA common stock (representing 75% of each executive's ownership interest in CCA). The remaining $100,000 of the payment will be used to purchase the remainder of each executive's remaining CCA common stock immediately prior to the closing of the merger of Prison Realty and CCA, subject to the satisfaction of certain conditions to the merger. Under the original terms of these severance agreements, CCA was to purchase the initial portion of the shares of CCA common stock held by Messrs. Crants, III and Devlin on December 31, 1999, with Prison Realty purchasing the balance immediately prior to the closing of the merger transactions. However, as a result of restrictions on CCA's ability to purchase these shares, the rights and obligations were assigned to and assumed by Doctor
R. Crants. In connection with this assignment, Mr. Crants received a loan in the aggregate principal amount of $600,000 from PMSI, the proceeds of which were used to purchase the 300,000 shares of CCA common stock owned by Messrs. Crants and Devlin. All payments made to Messrs. Crants, III and Devlin have been and will be applied to reduce the outstanding aggregate principal amount of three loans granted to each executive in the aggregate principal amount of $1.0 million under the Prison Realty Executive Equity Loan Plan. Additionally, any stock options or similar rights which have not been exercised by each executive, and

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


any other awards of stock or equity interests in which each executive has not become vested, have been terminated or forfeited to Prison Realty.

     In the event Darrell K. Massengale, the chief financial officer and secretary of CCA, is not employed after the completion of the restructuring and merger, pursuant to the terms of an employment agreement between CCA and Mr. Massengale, CCA is obligated to pay Mr. Massengale his annual salary for three years following the date of his termination. However, CCA shall be entitled to receive as an off-set against its payments to Mr. Massengale, any amounts he may earn in any active employment during the three year period.

     In addition, all outstanding options to purchase common stock or other securities of CCA or Prison Realty granted to Mr. Massengale after the date of his employment agreement but prior to the date of Mr. Massengale's termination under the terms of any stock option incentive, stock incentive, or other stock benefit plans currently adopted and administered by CCA or Prison Realty, shall become immediately vested and exercisable upon Mr. Massengale's termination, and all deferred or restricted shares of common stock or other securities of CCA or Prison Realty granted to Mr. Massengale after the date of the agreement but prior to his termination shall become immediately vested upon his termination. CCA has also agreed to pay Mr. Massengale a retention bonus equal to 50% of his annual salary to be paid on September 15, 2000 for his services to CCA through that date.

OWNERSHIP OF PRISON REALTY COMMON STOCK

     The following table sets forth certain information with respect to the beneficial ownership of shares of Prison Realty common stock as of June 28, 2000, compared to the beneficial ownership of shares of Prison Realty common stock outstanding immediately following the completion of the restructuring (assuming that an aggregate of approximately 7.6 million shares of Prison Realty common stock are issued immediately prior to and in the merger) by: (i) each shareholder of Prison Realty that Prison Realty believes currently holds more than a 5% beneficial interest in Prison Realty common stock, (ii) each existing director of Prison Realty, (iii) each of Prison Realty's existing executive officers, and (iv) all directors and executive officers as a group. Except as otherwise indicated, Prison Realty believes that the beneficial owners of the shares of Prison Realty common stock listed below, based on information furnished by such owners and/or from information contained in reports filed by the beneficial owner with the SEC pursuant to Section 13 of the Exchange Act, have sole voting and investment power with respect to such shares. Ownership percentages in the

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


following table were computed in compliance with regulations under the Exchange Act and do not necessarily reflect the "fully diluted" ownership percentages discussed elsewhere in this document.

                                                                        NUMBER OF SHARES OF PRISON
                                                                            REALTY COMMON STOCK
                                          NUMBER OF SHARES OF PRISON    EXPECTED TO BE BENEFICIALLY
                                              REALTY COMMON STOCK         OWNED UPON CONSUMMATION
                                           BENEFICIALLY OWNED AS OF          OF RESTRUCTURING
                                               JUNE 19, 2000(1)                TRANSACTIONS
                                          ---------------------------   ---------------------------
                                           NUMBER OF      PERCENT OF     NUMBER OF      PERCENT OF
NAME OF BENEFICIAL OWNER                    SHARES         CLASS(2)       SHARES         CLASS(3)
------------------------                  -----------     -----------   -----------     -----------
Dreman Value Management, L.L.C. ........  13,324,690(4)     11.3%       13,324,690        10.6%
  10 Exchange Place, Suite 2150
  Jersey City, New Jersey 07302-3913
Sodexho Alliance, S.A. .................  10,464,131(5)       8.8       12,791,404(5)      10.1
  Port de la Bourdonnais
  75007, Paris France
Scudder Kemper Investments, Inc. .......   8,923,325(6)       7.5        8,923,325(6)       7.0
  345 Park Avenue
  New York, New York 10154
Gotham Partners, L.P. ..................   8,046,100(7)       6.8        8,046,100(7)       6.4
  Gotham Partners III, L.P.
  Gotham International Advisors, L.L.C.
  Gotham Holdings II, L.L.C.
  110 East 42nd Street, 18th Floor
  New York, New York 10017
Thomas W. Beasley.......................   2,490,626(8)       2.1        2,490,626(8)       2.0
Doctor R. Crants........................   1,460,708(9)       1.2        1,460,708(9)       1.1
J. Michael Quinlan......................     427,745(10)        *          537,745(10)        *
C. Ray Bell.............................     168,281(11)        *          168,281(11)        *
Jean-Pierre Cuny........................      26,250(12)        *           26,250(12)        *
Ted Feldman.............................      33,614(13)        *           33,614(13)        *
Joseph V. Russell.......................     154,771(14)        *          154,771(14)        *
Charles W. Thomas.......................      80,017(13)        *           80,017(13)        *
All executive officers and directors as
  a group...............................   4,906,024(15)      4.1        5,126,024(15)      4.0

-------------------------
  * Represents beneficial ownership of less than 1% of the outstanding shares of Prison Realty common stock.

 (1) Includes shares as to which such person directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power as these terms are defined in Rule 13d-3(a) of the Exchange Act. Shares of Prison Realty common stock underlying options to purchase shares of Prison Realty common stock, which are exercisable, or become exercisable within 60 days after June 19, 2000, are deemed to be outstanding for the purpose of computing the outstanding shares of Prison Realty common stock owned by the particular person and by the group, but are not deemed outstanding for any other purpose.

 (2) Based on 118,409,619 shares of Prison Realty common stock issued and outstanding on June 19, 2000.

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


 (3) The ownership percentages reflected in this column were computed in compliance with the Exchange Act regulations. As a result, the ownership percentages do not necessarily reflect the "fully diluted" ownership percentages discussed elsewhere in this document. Based on 126,061,663 shares of Prison Realty common stock issued and outstanding upon completion of the merger and restructuring transactions, assuming the issuance of an aggregate of approximately 7.6 million shares of Prison Realty common stock in the merger transactions. Does not include an aggregate of approximately 860,000 shares of Prison Realty common stock issuable upon the exercise of warrants to be granted to Baron under the terms of its agreement with Prison Realty, assuming a price per share of $3.44 in accordance with the terms of such agreement.

 (4) This beneficial ownership information was received by Prison Realty from a
     Schedule 13G filed with the SEC and dated January 5, 2000. Dreman Value Management, L.L.C. beneficially owns, and has the sole power to vote 12,581,140 shares, and has shared voting power for 66,150 shares of Prison Realty common stock. Dreman Value Management, L.L.C. has sole disposition power for 13,324,690 shares of Prison Realty common stock.

 (5) Includes 80,626 shares of Prison Realty common stock issuable upon the exercise of certain options issued to Jean-Pierre Cuny and transferred by Mr. Cuny to Sodexho. Assumes the issuance of a total of approximately $8.0 million in Prison Realty common stock, or 2,327,273 shares of Prison Realty common stock at a price per share of $3.44, in accordance with the terms proposed to Sodexho by Prison Realty with respect to the exchange for all shares of CCA common stock owned by Sodexho immediately prior to the CCA merger. Sodexho, however, has not accepted the terms of such proposal.

 (6) This beneficial ownership information was received by Prison Realty from a
     Schedule 13G filed with the SEC on January 28, 2000. Scudder Kemper Investments, Inc. beneficially owns, and has the sole power to dispose or to direct the disposition of, 8,923,325 shares of Prison Realty common stock. Of this amount, Scudder Kemper Investments, Inc. has the sole power to vote or direct the vote of 8,922,100 shares of Prison Realty common stock.

 (7) This beneficial ownership information was received by Prison Realty from a
     Schedule 13D filed with the SEC on March 31, 2000. Gotham Partners, L.P. has sole voting and investment power with respect to 5,215,451 shares of Prison Realty common stock. Gotham Partners III, L.P. has sole voting and investment power with respect to 233,962 shares of Prison Realty common stock. Gotham International Advisors, L.L.C. has sole voting and investment power with respect to 2,204,086 shares of Prison Realty common stock. Gotham Holdings II, L.L.C. has sole voting and investment power with respect to 392,601 shares of Prison Realty common stock. Section H Partners, L.P. is the sole general partner of Gotham Partners, L.P. and Gotham Partners III, L.P. Karenina Corp., which is wholly-owned by William
     A. Ackman, and DPB Corp., which is wholly-owned by David P. Berkowitz, are the sole general partners of Section H Partners, L.P. Messrs. Ackman and Berkowitz are the senior managing members of Gotham International Advisors, L.L.C., which, pursuant to an investment management agreement, has the power to vote and dispose of all of the shares of Prison Realty common stock owned by Gotham Partners International, Ltd. Gotham Holdings Management L.L.C. is the manager of Gotham Holdings II, L.L.C. Messrs. Ackman and Berkowitz are the senior managing members of Gotham Holdings II, L.L.C.

 (8) Includes 5,000 shares of Prison Realty common stock issuable upon the exercise of vested options, 26,211 shares of Prison Realty common stock held in a 401(k) plan, 19,750 shares of Prison Realty common stock owned by Thomas W. Beasley's wife, and an aggregate of 14,567 shares of Prison Realty common stock owned by Mr. Beasley's three children.

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


 (9) Includes 375,000 shares of Prison Realty common stock issuable upon the exercise of vested options and 43,163 shares of Prison Realty common stock held in a 401(k) plan.

(10) Includes 393,750 shares of Prison Realty common stock issuable upon the exercise of vested options, 900 shares of Prison Realty common stock owned by Mr. Quinlan's daughters, 21,000 shares of Prison Realty common stock owned by Mr. Quinlan's wife and 2,645 shares of common stock held in an Individual Retirement Account. A total of approximately $400,000 in Prison Realty common stock, or approximately 110,000 shares assuming a price of $3.50 per share, will be issued to Mr. Quinlan in the merger of CCA with and into Prison Realty in exchange for 200,000 shares of CCA voting common stock owned by Mr. Quinlan.

(11) Includes 20,000 shares of Prison Realty common stock issuable upon the exercise of vested options and 1,000 shares of Prison Realty common stock owned jointly by Mr. Bell and his wife.

(12) Mr. Cuny serves as the Senior Vice-President of The Sodexho Group, an affiliate of Sodexho. Mr. Cuny beneficially owns 26,250 shares of Prison Realty common stock issuable upon the exercise of vested options. This number does not include shares of Prison Realty common stock beneficially owned by Sodexho, of which Mr. Cuny disclaims beneficial ownership.

(13) Includes 20,000 shares of Prison Realty common stock issuable upon the exercise of vested options.

(14) Includes 20,000 shares of Prison Realty common stock issuable upon the exercise of vested options and 437 shares of Prison Realty common stock owned jointly by Mr. Russell and his daughter.

(15) Includes an aggregate of 548,126 shares of Prison Realty common stock issuable upon the exercise of vested options. A total of approximately $400,000 in Prison Realty common stock, or approximately 110,000 shares assuming a price of $3.50 per share, will be issued to each of J. Michael Quinlan and Vida H. Carroll in the merger of CCA with and into Prison Realty in exchange for 200,000 shares of CCA voting common stock owned by each of J. Michael Quinlan and Vida H. Carroll.

REGULATORY FILINGS AND APPROVALS REQUIRED FOR THE RESTRUCTURING

     Prison Realty does not believe that any government filings in the United States are required with respect to the restructuring or the issuance of shares of series B convertible preferred stock in satisfaction of Prison Realty's remaining 1999 REIT distribution requirements other than:

     - filings with the Federal Trade Commission and the Antitrust Division of the Department of Justice under the HSR Act;

     - articles of amendment and restatement to the charter of Prison Realty to be filed with the State Department of Assessments and Taxation of the State of Maryland;

     - articles supplementary to the charter of Prison Realty to be filed with the State Department of Assessments and Taxation of the State of Maryland classifying the series B convertible preferred stock and setting forth the rights, terms and preferences of the shares of the series B convertible preferred stock issued in satisfaction of Prison Realty's remaining 1999 REIT distribution requirement;

     - filings with the SEC to register Prison Realty securities to be issued in the merger transaction with CCA and this proxy statement;

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


     - filing of Articles of Merger with the Tennessee Secretary of State with respect to the merger of CCA with and into the wholly-owned acquisition subsidiary of Prison Realty.

     Completion of the restructuring, and in particular the merger, is conditioned upon, among other things, the absence of any preliminary or permanent injunction or other orders issued by any court or other judicial or administrative body with competent jurisdiction which prohibits or prevents completion of the merger and related restructuring.

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


                                   PROPOSAL 1

                PROPOSAL TO ADOPT THE ARTICLES OF AMENDMENT AND
                    RESTATEMENT TO THE PRISON REALTY CHARTER

GENERAL

     Prison Realty has entered into a series of agreements providing for a restructuring of Prison Realty, including the combination of Prison Realty and CCA and Prison Realty's election to be taxed as a C corporation, rather than as a REIT, commencing with its 2000 taxable year. In connection with the restructuring, Prison Realty is required to amend certain provisions of its charter described herein to permit, among other things, Prison Realty's operation as a taxable subchapter C corporation under the Corrections Corporation of America name.

CHARTER AMENDMENTS

     The following summarizes certain relevant provisions of the articles of amendment and restatement to the charter of Prison Realty. A copy of the articles of amendment and restatement governing the rights of Prison Realty's shareholders is attached hereto as Appendix A. This discussion is not a complete description of the terms of the articles of amendment and restatement, so you should read it together with the articles of amendment and restatement.

GENERAL

     In order to complete the restructuring, Prison Realty will be required to amend and restate its existing charter to, among other things, permit Prison Realty's election not to be taxed as a REIT. Specifically, the proposed articles of amendment and restatement include amendments to:

     - change the name of Prison Realty to "Corrections Corporation of America;"

     - increase the authorized number of shares of capital stock from 320.0 million to 450.0 million, including increasing the authorized number of shares of common stock from 300.0 million to 400.0 million and the authorized number of shares of preferred stock from 20.0 million to 50.0 million;

     - remove certain provisions relating to Prison Realty's qualification as a REIT;

     -  change the structure of the board of directors;

     - remove the provisions relating to indemnification of directors and officers; and

     - add provisions permitting the Prison Realty board to consider the effect of non-shareholder constituencies when evaluating a potential acquisition of control of the corporation.

     Except with respect to these matters and the matters set forth below, Prison Realty's charter, as amended and restated by the articles of amendment and restatement, will be substantially similar to Prison Realty's existing charter. The affirmative vote of the holders of two-thirds of the holders of Prison Realty's common stock is required to adopt the proposed articles of amendment and restatement. If approved by the required number of shareholders, the provisions of the articles of amendment and restatement will become effective when filed with the Department of Assessments and Taxation of the State of Maryland, which is expected to occur immediately prior to the closing of the merger.

NAME

     Prison Realty's board of directors has determined that it is in the best interests of Prison Realty and its shareholders to change the name of Prison Realty from "Prison Realty Trust, Inc." to "Corrections Corporation of America" and to use this name following the completion of the merger of Prison Realty with CCA. While Prison Realty and its predecessors have used the "Prison Realty" name in the business of acquiring, developing, owning and leasing correctional and detention facilities since July 1997, the name "Corrections Corporation of America" has been used since 1983 by CCA and its predecessors in the development, construction, operation and management of correctional and detention facilities. The name "Corrections Corporation of America" has achieved a substantial amount of recognition and market identity in the private corrections and detention industry.

     Therefore, the Prison Realty board believes the name "Corrections Corporation of America" is a more appropriate name for the combined entity after the restructuring and the use of the CCA name will enable it to capitalize on and expand the reputation developed under this name. In addition, under the terms of the merger agreement, Prison Realty is required to change its name to "Corrections Corporation of America" upon the completion of the merger.

INCREASE IN AUTHORIZED CAPITAL STOCK

     Prison Realty's charter currently authorizes the issuance of 320.0 million shares of capital stock, consisting of 300.0 million shares of common stock and
20.0 million shares of preferred stock, of which 4.3 million shares have been designated as 8% series A preferred stock. Prison Realty has an aggregate of approximately 118.4 million shares of common stock currently issued and outstanding. Prison Realty also has approximately 6.5 million shares of common stock reserved for issuance under various employee and director benefit plans and pursuant to the conversion of an aggregate of $70.0 million of convertible, subordinated notes. The Prison Realty charter currently provides for "blank check" stock whereby the Prison Realty board is permitted to classify or reclassify any unissued stock without shareholder approval. However, the board may not issue shares of capital stock in excess of the amount authorized under the charter.

     The proposed articles of amendment and restatement to Prison Realty's charter would increase the authorized capital stock of Prison Realty to 450.0 million shares, consisting of 400.0 million shares of common stock and 50.0 million shares of preferred stock, of which 4.3 million shares have been designated as 8% series A preferred stock.

     The proposed transactions intended to effect a restructuring of Prison Realty, including those transactions required by the Waiver and Amendment, require the issuance of additional shares of Prison Realty's common stock and preferred stock. Moreover, the number of shares of Prison Realty common stock to be issued in connection with these transactions may exceed the number of shares of common stock which Prison Realty currently is authorized to issue.

     In connection with the merger and the purchase of CCA shares from Baron and Sodexho prior to the merger, it is expected that Prison Realty will issue approximately 7.6 million in Prison Realty common stock in exchange for shares of CCA common stock, as well as warrants to purchase $3.0 million in shares (or approximately 862,000 shares) of Prison Realty common stock. Accordingly, the merger transactions will result in approximately 8.5 million shares of Prison Realty common stock being issued.

     Prison Realty also will issue a minimum of $150.0 million of its series B convertible preferred stock into shares of its common stock in satisfaction of its remaining REIT distribution requirements for 1999. Assuming a value of $25.00 per share, Prison Realty will issue up to 6.0 million shares of series B convertible preferred stock. Since the shares of series B convertible preferred stock will pay a

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


12% annual paid-in-kind dividend prior to conversion and are only convertible during two separate 10 day periods, Prison Realty will be required to issue an undetermined number of shares of Prison Realty common stock as a result of the distribution. In addition, Prison Realty is required by the terms of the Waiver and Amendment to use commercially reasonable efforts to complete an offering of its common stock, through the distribution of rights to purchase common stock, yielding cash proceeds to Prison Realty of $50.0 million. Assuming a value of $3.00 per share, Prison Realty will issue approximately 16.7 million shares of common stock in an offering yielding cash proceeds of $50.0 million.

     The Prison Realty board believes that the authorization of additional shares of common and preferred stock will give Prison Realty the ability to meet its immediate issuance requirements under the terms of the merger pursuant to the transactions required by the Waiver and Amendment and in satisfaction of its REIT distribution requirements. The board believes that the availability of additional shares of common and preferred stock will enable Prison Realty to act promptly to take advantage of corporate opportunities as they arise without the delay or cost of calling a special meeting of shareholders, including the potential completion of the merger of each of PMSI and JJFMSI with and into Prison Realty at an undetermined later date. The board of directors also believes that additional authorization of shares of preferred stock, combined with the board's ability to set the terms of the preferred stock, such as dividend rates, conversion prices, voting rights, redemption prices and maturity dates, in accordance with the terms of particular transactions, will benefit Prison Realty in its efforts to address future capital and financing needs. Shareholders should be aware that the increase in the number of authorized shares of capital stock and the board's ability to issue additional shares of common or preferred stock without shareholder approval may discourage attempts to acquire Prison Realty by making them more difficult and costly.

REMOVAL OF PROVISIONS RELATING TO PRISON REALTY'S QUALIFICATION AS A REIT

     General. Prison Realty's existing charter contains provisions relating to Prison Realty's operating in a manner so as to qualify as a REIT. These provisions require the Prison Realty board to: (i) use all reasonable efforts to ensure that Prison Realty satisfies the requirements for qualification as a REIT; and (ii) take no action to disqualify Prison Realty as a REIT or to otherwise revoke Prison Realty's election to be taxed as a REIT without the affirmative vote of not less than two-thirds of the outstanding shares entitled to vote on the matter. In addition, Prison Realty's existing charter also contains certain ownership restrictions that, among other things, generally prohibit any individual from owning more than 9.8% of the outstanding shares of Prison Realty common stock or preferred stock.

     If the Prison Realty shareholders approve the charter amendments, Prison Realty will not operate so as to qualify as a REIT beginning with its taxable year ending December 31, 2000. A vote to approve the charter amendment removing the provisions relating to Prison Realty's operation as a REIT and removing the ownership restrictions contained in the charter will be deemed a vote to approve Prison Realty's election not to be taxed as a REIT, but instead to be taxed as a subchapter C corporation beginning with its taxable year ending December 31, 2000.

     With respect to Prison Realty's ability to elect REIT status for its taxable year ending December 31, 1999, Prison Realty requested an automatic extension of time to file its 1999 tax return from March 15, 2000 to September 15, 2000. By obtaining this extension, Prison Realty retained the ability to elect REIT status for 1999. Prison Realty will continue to take such actions prior to or upon filing its 1999 tax return as may be necessary to elect REIT status for 1999, including declaring sufficient dividends with respect to its 1999 taxable year and filing an election to be taxed as a REIT for 1999. As set forth in this proxy statement, Prison Realty intends to issue shares of its series B

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


convertible preferred stock in satisfaction of its remaining 1999 REIT distribution requirements. Prison Realty made cash distributions of approximately $217.7 million during 1999 in satisfaction of a portion of its 1999 REIT distribution requirements.

     Structure and operations of Prison Realty as the surviving entity. Because Prison Realty will operate as an ordinary subchapter C corporation following its election not to be taxed as a REIT and the completion of the merger, it will no longer be subject to restrictions regarding the amount and character of the revenues that it may earn, the types of assets which it may own or the nature of the business activities which it may conduct. The absence of these restrictions allows Prison Realty to be the sole owner of the outstanding stock of the surviving entity in the merger, which will succeed to certain contracts for the management and operation of correctional and detention facilities as well as certain assets related to these contracts from CCA. Consequently, Prison Realty will expand its current business, the ownership and leasing of correctional and detention facilities, to include the management and operation of correctional and detention facilities.

     Although the acquisition subsidiary will maintain ownership of its assets for liability purposes, in all practical respects, and for tax and accounting purposes the companies will operate and will be treated as a single entity under the name "Corrections Corporation of America." As such, the existing agreements between Prison Realty and CCA, including the CCA promissory note and the CCA lease agreements will be canceled and will be of no further force and effect.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES.

     Tax status of Prison Realty. As required by the terms of its charter, Prison Realty will elect to be taxed as a REIT for federal income tax purposes with respect to its taxable year ending December 31, 1999. Following consummation of the merger transactions, however, Prison Realty will no longer operate as to qualify as a REIT. Therefore, commencing with its taxable year ending December 31, 2000, Prison Realty will be taxable as an ordinary subchapter C corporation. As a result of its failure to qualify as a REIT, Prison Realty, commencing with its taxable year ending December 31, 2000, will no longer be required to make annual distributions to its shareholders of at least 95% (90% for years beginning after December 31, 2000) of its taxable income. Furthermore, Prison Realty does not intend to make any distributions to its common shareholders in the foreseeable future, except for distributions that may be required for Prison Realty to qualify as a REIT for 1999.

     Prison Realty's election not to qualify as a REIT for 2000 and thereafter will result in the following charges to operations:

     - Prison Realty will be required to provide for current tax liabilities for the most recent federal and state reporting periods during which Prison Realty did not qualify as a REIT.

     - Prison Realty will be required to provide for all existing deferred tax assets and liabilities in accordance with SFAS No. 109 related to temporary book versus tax differences as well as certain imbedded permanent differences in book versus tax balances contained in Prison Realty's fixed asset balances.

     Prison Realty's election not to qualify as a REIT for 2000 and thereafter will have the following impact on its liquidity and capital resources:

     - Prison Realty will no longer be required to distribute at least 95% (90% for years beginning after December 31, 2000) of its REIT taxable income to its shareholders. Prison Realty does not currently have the liquidity or financial resources to make any such payments for 1999 in cash, and is restricted by the terms of its bank credit facility from doing so. Prison Realty's distributions per share of common stock equaled $1.80 in 1999. Old Prison Realty, which

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


        operated as a REIT, made distributions per share of common stock equal to $1.80 in 1998 and $0.77 in 1997 (July to December 31). Prison Realty does not intend to make any distributions to holders of its common stock following the completion of the merger, other than as necessary to qualify as a REIT for its 1999 taxable year.

     - Prison Realty will be required to pay income taxes each year estimated on a quarterly basis, based upon its taxable income, including approximately $100.0 million in federal income taxes for the 2000 taxable year.

     - Prison Realty will be able to retain after-tax earnings that would otherwise have been required to be distributed as a REIT.

     Tax consequences of not qualifying as a REIT in 2000 and thereafter. As a consequence of not qualifying as a REIT in 2000 and thereafter, Prison Realty will instead be taxable as an ordinary subchapter C corporation. As a result, distributions to the shareholders of Prison Realty will not be deductible for purposes of computing Prison Realty's taxable income, and Prison Realty will be subject to income tax, including any applicable alternative minimum tax, on its taxable income at regular corporate rates, without offset for distributions of such income to shareholders. As such, Prison Realty will be required to reflect the appropriate provision for income taxes in its financial statements for 2000 in accordance with SFAS No. 109. Although Prison Realty would have been required to distribute at least 95% of its taxable income annually in order to maintain its qualification as a REIT, no such minimum distribution requirements will apply to Prison Realty beginning January 1, 2000, and it is expected that no dividends will be paid with respect to shares of Prison Realty common stock in the foreseeable future, other than as necessary to qualify as a REIT for 1999. Moreover, Prison Realty will be precluded from electing REIT status again until the fifth taxable year after termination of REIT status. It is highly unlikely, however, that Prison Realty will elect, or be eligible, to qualify as a REIT at a future date.

     As a result of Prison Realty's election not to qualify as a REIT, investments in Prison Realty common stock will be taxed under the general rules applicable to investments in stock of ordinary subchapter C corporations, and a holder of Prison Realty common stock will no longer be subject to the special rules governing REITs. For example, no dividends paid by Prison Realty, if any, will be eligible for the favorable treatment accorded capital gain dividends paid by REITs, and all distributions will be taxed as ordinary income to the extent of Prison Realty's current and accumulated earnings and profits. Additionally, Prison Realty could pay up to 40% of its taxable income in federal and state income taxes and would have to pay approximately $100.0 million in federal income tax, interest and penalties for its 1999 taxable year if REIT status is not elected. On the other hand, distributions paid by Prison Realty to a corporate shareholder may be eligible for the dividends received deduction, subject to certain limitations set forth in the Code, whereas distributions paid by REITs are not eligible for the dividends received deduction.

STRUCTURE AND COMPOSITION OF BOARD OF DIRECTORS

     Prison Realty's existing charter provides that the board of directors will consist of the number of directors determined from time to time by resolution of the Prison Realty board in accordance with the Prison Realty bylaws, provided that the number of directors may be no less than the minimum numbers required by Maryland law. The Prison Realty charter also divides the directors into three separate classes with the number of directors in each class being as equal as possible. The charter also requires that at least three members of the board must be "independent directors." For purposes of Prison Realty's charter, an independent director is defined to be an individual who is not an officer or employee of Prison Realty, CCA, PMSI or JJFMSI, or any of Prison Realty's tenants. Each director serves for a term ending on the third anniversary date of the special meeting of shareholders

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


at which he or she was elected. By resolution of the Prison Realty board, the board is currently comprised of seven members, three of whom are independent and two of which serve on the board's Independent Committee. Currently, Prison Realty has two Class I Directors whose terms expire at Prison Realty's 2002 annual meeting, two Class II Directors whose terms expire at Prison Realty's 2001 annual meeting, and three Class III Directors whose term expire at Prison Realty's 2000 annual meeting.

     The proposed articles of amendment and restatement to Prison Realty's charter provide that the board of directors will consist of the number of directors determined from time to time by resolution of the board in accordance with the Prison Realty bylaws except as otherwise provided in the charter, provided that the number of directors may be no less than the minimum number required by Maryland law. The proposed articles of amendment and restatement do not divide the directors into classes. Accordingly, under Maryland law, all directors will be elected annually, at Prison Realty's special meeting of shareholders, for one-year terms and until the next annual meeting of shareholders. The proposed articles of amendment and restatement also require that at least two members of the board must be "independent directors." For purposes of Prison Realty's amended and restated charter, an "independent director" is defined to be an individual who: (i) is not an officer or employee of Prison Realty; (ii) is not the beneficial owner of more than 5% of any class of equity securities of Prison Realty or an officer, employer or "affiliate" of such security holder, as defined under federal securities laws; or (iii) does not have an economic relationship with Prison Realty that requires disclosure under federal securities laws. According to the articles of amendment and restatement, the board will be composed of seven directors at the time of the amendment and restatement.

     Prison Realty's board of directors currently consist of seven members, including three independent directors, two of which serve on the board's Independent Committee. Upon completion of the restructuring, Prison Realty's board of directors will be restructured by increasing the size of the existing board of directors and appointing one or more additional directors to the newly created vacancies. In addition, certain existing directors, including Doctor R. Crants, are expected to resign allowing the appointment of one or more directors to the vacancies created by the resignations. Under Maryland law, each of these new directors must stand for election at the next annual meeting of shareholders following their appointment. It is expected that the Prison Realty 2000 annual meeting will be held in November 2000.

REMOVAL OF PROVISIONS RELATING TO INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The proposed articles of amendment and restatement to Prison Realty's charter remove all provisions relating to the indemnification of directors and officers contained in Prison Realty's existing charter. As a result, Prison Realty's obligations to indemnify its current or former directors, officers, employees or agents are governed by provisions contained in Maryland law and in Prison Realty's bylaws. The Prison Realty board believes that removing the indemnification provisions from Prison Realty's charter and including them in Prison Realty's bylaws will provide increased flexibility and allow discretion to be used by the board in indemnifying its directors and officers against certain liabilities.

     Under the provisions of Prison Realty's bylaws, as in effect prior to, and upon completion of, the restructuring, Prison Realty is required to indemnify a current or former director or officer for reasonable expenses incurred if such individual has been successful, on the merits or otherwise, in defense of any proceeding arising out of such individual's official capacity. In addition, Prison Realty is required to indemnify a current or former director or officer in any proceeding arising out of such individual's official capacity if a court of appropriate jurisdiction determines such individual is entitled

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


to indemnification. Prison Realty also is required to indemnify any current or former director, or any current or former officer, in any proceeding arising out of such individual's official capacity unless it is established that:

     - the proceeding involves an act or omission of such individual which was material to the matter giving rise to the proceeding and was either (i) committed in bad faith; or (ii) was the result of active and deliberate dishonesty;

     - the individual actually received an improper personal benefit in money, property or services; or

     - in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful.

     Under Maryland law, any such indemnification may be against judgments, penalties, settlements and reasonable expenses actually incurred in connection with the proceeding. However, if the proceeding is one by or in the right of the corporation, Prison Realty may not provide indemnification with respect to any proceeding in which the individual is adjudged liable to the corporation, unless approved by a court (except where the individual is liable for receipt of an improper benefit). In addition, if the proceeding is one charging improper personal benefit to the individual, whether or not involving action in the director's official capacity, indemnification is not permitted if the director is adjudged to be liable on the basis that personal benefit was improperly received.

     Under Prison Realty's bylaws, Prison Realty shall pay or reimburse, in advance of final disposition of a proceeding, reasonable expenses incurred by a current or former director or officer, if such individual affirms in good faith that he or she has satisfied the applicable standard of conduct necessary for indemnification and agrees to repay amounts paid to such individual if it is determined that such standard is not met.

     Under Prison Realty's bylaws, Prison Realty may also provide to directors or officers additional indemnification or payment or reimbursement of expenses to the fullest extent permitted by Maryland law for directors of Maryland corporations. Prison Realty's bylaws also provide that Prison Realty may indemnify or reimburse the expenses of employees or agents of Prison Realty upon approval by its board of directors.

ADDITIONAL PROVISIONS PERMITTING THE PRISON REALTY BOARD OF DIRECTORS TO CONSIDER THE EFFECT OF NON-SHAREHOLDER CONSTITUENCIES IN CONSIDERING A POTENTIAL ACQUISITION OF CONTROL

     Prison Realty's existing charter contains no provision permitting Prison Realty's board of directors to consider the impact of a proposed acquisition of control of Prison Realty upon constituencies other than the shareholders of Prison Realty. The proposed articles of amendment and restatement to Prison Realty's charter contain a provision permitting, but not requiring, Prison Realty's board of directors, when considering the effect of a potential acquisition of control of Prison Realty, to consider the effect of the potential acquisition of control of Prison Realty on shareholders, employees, suppliers, customers and creditors of Prison Realty and on communities in which offices or other establishments of Prison Realty are located. Maryland law provides that the inclusion of such a provision in Prison Realty's charter will not create an inference concerning factors that may or may not be considered by Prison Realty's board of directors regarding a potential acquisition of control.

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


COMPARISON OF RIGHTS OF SHAREHOLDERS OF PRISON REALTY AFTER THE ADOPTION OF THE ARTICLES OF AMENDMENT AND RESTATEMENT TO THE PRISON REALTY CHARTER AND BYLAWS

     Prison Realty's charter, as amended, bylaws and Maryland law currently govern the rights of shareholders of Prison Realty. If the holders of Prison Realty's common stock approve Prison Realty's adoption of the articles of amendment and restatement to the Prison Realty charter and the completion of the restructuring, Prison Realty will not be taxed as a REIT beginning with its taxable year ending December 31, 2000, and, as a result, the following provisions of the Prison Realty charter will be eliminated:

     - provisions requiring the Prison Realty board to use all reasonable efforts to ensure that Prison Realty satisfies the requirements for qualification as a REIT under the Code. Currently, the Prison Realty board may take no action to disqualify Prison Realty as a REIT without the affirmative vote of the holders of not less than two-thirds of all the outstanding shares of Prison Realty capital stock entitled to vote on such matter at a meeting of the shareholders;

     - provisions providing that holders of Prison Realty common stock and Prison Realty series A preferred stock are subject to an ownership limit of 9.8% of the outstanding Prison Realty common stock and preferred stock; and

     - provisions governing the amount and timing of distributions to Prison Realty's shareholders.

     In order to complete the restructuring, subject to shareholder approval, the Prison Realty charter will be amended and restated. As a result, the rights of the holders of Prison Realty common stock will be governed by the Prison Realty charter, each as amended and restated, the Prison Realty bylaws and Maryland law.

     The following chart summarizes certain differences among the rights of holders of the common stock of Prison Realty before and after the amendment and restatement of Prison Realty's charter.

     This summary is not a complete description of the rights of shareholders of Prison Realty. The articles of amendment and restatement to the Prison Realty charter are attached to this proxy statement as Appendix A. We encourage you to read them carefully. In addition, you may obtain the current Prison Realty charter and bylaws without charge by contacting Prison Realty as described in this proxy statement under "Where You Can Find More Information."

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


----------------------------------------------------------------------------------------------------
                                  PRISON REALTY                         PRISON REALTY
                       BEFORE THE AMENDMENT AND RESTATEMENT  AFTER THE AMENDMENT AND RESTATEMENT
                           OF THE PRISON REALTY CHARTER         OF THE PRISON REALTY CHARTER
----------------------------------------------------------------------------------------------------
 Name of corporation   Prison Realty Trust, Inc.             Corrections Corporation of America
----------------------------------------------------------------------------------------------------
 Common stock          The Prison Realty charter authorizes  The Prison Realty charter for issuance 300.0 million shares of  authorizes for issuance 400.0
                       common stock. One class of common     million shares of common stock. One
                       stock is issued and outstanding.      class of common stock is issued and
                       Holders are entitled to one vote per  outstanding. Holders are entitled
                       share.                                to one vote per share.
----------------------------------------------------------------------------------------------------
 Preferred stock       The Prison Realty charter authorizes  The Prison Realty charter
                       for issuance 20.0 million shares of   authorizes for issuance 50.0
                       preferred stock. Prison Realty        million shares of preferred stock.
                       currently has 4.3 million shares of   Prison Realty has 4.3 million
                       preferred stock designated as series  shares of preferred stock
                       A.                                    designated as series A, and will
                                                             designate 8.0 million shares of
                                                             preferred stock as series B. The
                                                             terms of the series B convertible
                                                             preferred stock are described in
                                                             the section entitled "Description
                                                             of the series B convertible
                                                             preferred stock."
----------------------------------------------------------------------------------------------------
 Entity status         The Prison Realty charter provides    The Prison Realty charter does not
                       that the board of directors may take  contain provisions requiring
                       no action to disqualify the           specific actions based on its
                       corporation as a REIT under the Code  status as a corporation.
                       or to otherwise revoke the
                       corporation's election to be taxed
                       as a REIT without the approval of at
                       least two-thirds of all of the
                       outstanding shares of the
                       corporation entitled to vote on such
                       a matter at a meeting of
                       shareholders.
----------------------------------------------------------------------------------------------------
 Restrictions on       The Prison Realty charter imposes     The Prison Realty charter does not
 ownership and         certain restrictions on the           contain provisions restricting the
 transfer of stock     ownership and transfer of shares of   ownership or transfer of stock.
                       Prison Realty stock in order for
                       Prison Realty to qualify as a REIT
                       under the Code. Specifically,
                       holders of Prison Realty common
                       stock are subject to an ownership
                       limit of 9.8% of the outstanding
                       shares of Prison Realty common stock
                       and preferred stock.
----------------------------------------------------------------------------------------------------
 Distributions         Under the Prison Realty charter, the  The Prison Realty charter does not
                       board of directors must use all       require the board of directors to
                       reasonable efforts to ensure that     make distributions to its
                       the corporation satisfies the         shareholders.
                       requirements for qualification as a
                       REIT under the Code, including the
                       timing and the amount of the
                       corporation's distributions to its
                       shareholders. Nevertheless, the
                       common shareholders have no right to
                       any distributions unless and until
                       authorized and declared by the board
                       of directors.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                  PRISON REALTY                         PRISON REALTY
                       BEFORE THE AMENDMENT AND RESTATEMENT  AFTER THE AMENDMENT AND RESTATEMENT
                           OF THE PRISON REALTY CHARTER         OF THE PRISON REALTY CHARTER
----------------------------------------------------------------------------------------------------
 Classified board of   See the description of Maryland law   Maryland law provides that a
 directors             under the opposite "Prison Realty"    corporation's charter may divide
                       heading. The Prison Realty charter    its directors into classes with
                       provides for a board of directors     specified terms of office. The
                       that is divided into three classes,   Prison Realty charter does not
                       as nearly equal in size as possible,  provide for a classified board of
                       with one class being elected          directors.
                       annually. Prison Realty directors
                       are elected to a term of three years
                       or until their successors are
                       elected and qualified or until their
                       death, retirement, resignation or
                       removal. Any newly-created or
                       eliminated directorships resulting
                       from any increase or decrease in the
                       number of directors shall be
                       apportioned among the three classes
                       so as to keep the number of
                       directors in each class as nearly
                       equal as possible.
----------------------------------------------------------------------------------------------------
 Number of directors   The Prison Realty charter provides    The Prison Realty charter provides
                       that the board of directors shall     that the board of directors shall
                       consist of the number of directors    consist of the number of directors
                       determined by resolution of the       determined by resolution of the
                       board of directors in accordance      board of directors in accordance
                       with the Prison Realty bylaws,        with the Prison Realty bylaws,
                       provided that the number of           provided that the number of
                       directors shall never be less than    directors shall never be less than
                       the minimum number required by        the minimum number required by
                       Maryland law. See the description of  Maryland law. Maryland law requires
                       Maryland law under the opposite       that there shall be at least three
                       "Prison Realty' heading. The Prison   directors. The Prison Realty bylaws
                       Realty bylaws provide that the board  provide that the board of directors
                       of directors shall not be less than   shall not be less than three nor
                       three nor more than 16, as            more than 16, as determined from
                       determined from time to time by       time to time by resolution adopted
                       resolution adopted by a majority of   by a majority of the board of
                       the board of directors.               directors.
                       The Prison Realty charter further     The Prison Realty charter further
                       provides that at least three of the   provides that at least three of the
                       members of the board must be          members of the board must be
                       independent directors.                independent directors.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                  PRISON REALTY                         PRISON REALTY
                       BEFORE THE AMENDMENT AND RESTATEMENT  AFTER THE AMENDMENT AND RESTATEMENT
                           OF THE PRISON REALTY CHARTER         OF THE PRISON REALTY CHARTER
----------------------------------------------------------------------------------------------------
 Action by the board   See the description of Maryland law   Under Maryland law, a majority of
 of directors          under the opposite "Prison Realty"    the board of directors constitutes
                       heading. The Prison Realty bylaws     a quorum and, if a quorum is
                       require a quorum of and approval of   present when a vote is taken, the
                       two-thirds of the directors then in   affirmative vote of a majority of
                       office to approve:                    the directors present is the act of
                       - a change in control of the          the board.
                       corporation,
                       - any amendment to the charter or     The Prison Realty bylaws require a
                       bylaws,                               quorum of and approval of
                       - any waiver or modification of the   two-thirds of the directors then in
                       ownership limits required by the      office to approve:
                       charter,                              - a change in control of the
                       - acquisitions, dispositions or       corporation,
                       financings of assets by the           - any amendment to the charter or
                       corporation in excess of 25% of its   bylaws,
                       total market capitalization, or       - acquisitions, dispositions or
                       - certain issuances of equity.        financings of assets by the
                                                             corporation in excess of 25% of its
                                                             total market capitalization, or
                                                             - certain issuances of equity.
----------------------------------------------------------------------------------------------------
 Removal of directors  Under Maryland law, unless the        See the description of Maryland law
                       charter of the corporation provides   under the opposite "Prison Realty"
                       otherwise, a director of a            heading. The Prison Realty charter
                       corporation that has a classified     provides that the shareholders may,
                       board of directors may not be         at any time, remove a director,
                       removed without cause. The Prison     with or without cause, by an
                       Realty charter provides that the      affirmative vote of the majority of
                       shareholders may, at any time,        shareholders entitled to vote in
                       remove any director, with or without  the election of that director.
                       cause, by an affirmative vote of the
                       majority of shareholders entitled to
                       vote in the election of directors.
----------------------------------------------------------------------------------------------------
 Director vacancies    See the description of Maryland law   Under Maryland law, vacancies which
                       under the opposite "Prison Realty"    result from the removal of a
                       heading.                              director may be filled by the
                                                             shareholders or by a majority of
                                                             the remaining directors, provided
                                                             that if the vacancy results from
                                                             the removal of a director elected
                                                             by a particular class, only the
                                                             shareholders of that particular
                                                             class or a majority of the
                                                             remaining directors elected by that
                                                             particular class may fill the
                                                             vacancy.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                  PRISON REALTY                         PRISON REALTY
                       BEFORE THE AMENDMENT AND RESTATEMENT  AFTER THE AMENDMENT AND RESTATEMENT
                           OF THE PRISON REALTY CHARTER         OF THE PRISON REALTY CHARTER
----------------------------------------------------------------------------------------------------
 Indemnification       The Prison Realty charter and bylaws  The Prison Realty bylaws provide
                       provide that directors and officers   that directors and officers shall
                       shall be indemnified to the fullest   be indemnified to the fullest
                       extent permitted by Maryland law      extent permitted by Maryland law
                       against any action, suit or           against any claim or liability to
                       proceeding brought against such       which they become subject because
                       person relating to any action         of their status. The Prison Realty
                       alleged to have been taken or         bylaws specifically require
                       omitted in such capacity. The Prison  indemnification of directors and
                       Realty bylaws specifically require    officers who have been successful
                       indemnification of directors and      on the merits or otherwise in the
                       officers who have been successful on  defense of a proceeding to which he
                       the merits or otherwise in the        or she is subject because of his or
                       defense of such a proceeding and of   her status, and of directors and
                       directors and officers against any    officers against any claim or
                       claim or liability unless it is       liability unless it is established
                       established that their act or         that his or her act or omission was
                       omission was material to the matter   material to the matter giving rise
                       giving rise to the proceeding and     to the proceeding and was committed
                       was committed in bad faith or was     in bad faith or was the result of
                       the result of active and deliberate   active and deliberate dishonesty,
                       dishonesty, they actually received    he or she actually received an
                       an improper benefit in money,         improper benefit in money, property
                       property or services or, in the case  or services or, in the case of a
                       of a criminal proceeding, they had    criminal proceeding, he or she had
                       reasonable cause to believe that      reasonable cause to believe that
                       their act or omission was unlawful.   his or her act or omission was
                                                             unlawful.
                       The Prison Realty charter provides
                       that the corporation shall pay or     The Prison Realty bylaws provide
                       reimburse all reasonable expenses     that the corporation shall pay or
                       incurred by such person to the        reimburse reasonable expenses
                       fullest extent permitted by Maryland  incurred by such person. The Prison
                       law. The Prison Realty bylaws,        Realty bylaws, however, require
                       however, require that before any      that before any such payment, the
                       such payment, the corporation shall   corporation must have received a
                       have received a written affirmation   written affirmation by the director
                       by the director or officer of his or  or officer of his or her good faith
                       her good belief that he or she has    belief that he or she has met the
                       met the applicable standard of        applicable standard of conduct
                       conduct necessary for                 necessary for indemnification by
                       indemnification by the corporation    the corporation as authorized by
                       as authorized by the bylaws and a     the bylaws and a written
                       written undertaking by or on the      undertaking by or on the director's
                       director's or officer's behalf to     or officer's behalf to repay the
                       repay the amount paid or reimbursed   amount paid or reimbursed by the
                       by the corporation if it is           corporation if it is ultimately
                       ultimately determined that the        determined that the applicable
                       applicable standard of conduct was    standard of conduct was not met.
                       not met.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                  PRISON REALTY                         PRISON REALTY
                       BEFORE THE AMENDMENT AND RESTATEMENT  AFTER THE AMENDMENT AND RESTATEMENT
                           OF THE PRISON REALTY CHARTER         OF THE PRISON REALTY CHARTER
----------------------------------------------------------------------------------------------------
 Amendments to the     See the description of Maryland law   Under Maryland law, the charter of
 charter               under the opposite "Prison Realty"    the corporation may be amended if
                       heading.                              the board of directors adopts a
                                                             resolution setting forth the
                                                             proposed amendment, declares it
                                                             advisable and directs the proposed
                                                             amendment be submitted to the
                                                             shareholders entitled to vote on
                                                             the matter and the shareholders
                                                             approve the amendment by the
                                                             affirmative vote of two-thirds of
                                                             all the votes entitled to be cast
                                                             on the matter.
----------------------------------------------------------------------------------------------------
 Consolidation;        See description of Maryland law       Under Maryland law, the corporation
 merger; share         under the opposite "Prison Realty"    may be consolidated or merged or
 exchange or transfer  heading.                              its shares may be exchanged or its
                                                             assets may be transferred if the
                                                             board of directors adopts a
                                                             resolution which declares that the
                                                             proposed transaction is advisable
                                                             and directs the proposed amendment
                                                             be submitted to the shareholders
                                                             entitled to vote on the matter and
                                                             the shareholders approve the
                                                             transaction by the affirmative vote
                                                             of two-thirds of all the votes
                                                             entitled to be cast on the matter.
----------------------------------------------------------------------------------------------------
 Business              See the description of Maryland law   Under Maryland law, "business
 combinations          under the opposite "Prison Realty"    combinations" with "interested
                       heading. These provisions of          shareholders" are subject to a
                       Maryland law do not apply to          moratorium of five years unless
                       business combinations with            specified conditions are met. After
                       interested shareholders that have     this five year period, any business
                       been exempted by resolution of the    combination with an interested
                       board of directors prior to the       shareholder must be approved by 80%
                       determination date. By resolution,    of all voting stock and two-thirds
                       the Prison Realty board of directors  of the disinterested voting stock.
                       has exempted Sodexho, Baron and       These provisions of Maryland law do
                       certain of Baron's affiliates from    not apply to business combinations
                       the business combination provisions.  with interested shareholders that have been exempted by resolution of
                                                             the board of directors prior to the
                                                             determination date. By resolution,
                                                             Prison Realty has exempted Sodexho,
                                                             Baron and certain of Baron's
                                                             affiliates from the business
                                                             combination provisions.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                  PRISON REALTY                         PRISON REALTY
                       BEFORE THE AMENDMENT AND RESTATEMENT  AFTER THE AMENDMENT AND RESTATEMENT
                           OF THE PRISON REALTY CHARTER         OF THE PRISON REALTY CHARTER
----------------------------------------------------------------------------------------------------
 Non-shareholder       See the description of Maryland law   Under Maryland law, a corporation's
 constituencies        under the opposite "Prison Realty"    charter may include a provision
                       heading. The Prison Realty charter    that allows the board of directors,
                       does not include such a provision.    in considering a potential
                                                             acquisition of control of the
                                                             corporation, to consider the effect
                                                             of the potential acquisition on
                                                             shareholders, employees, suppliers,
                                                             customers and creditors of the
                                                             corporation and communities in
                                                             which offices or other
                                                             establishments of the corporation
                                                             are located. The Prison Realty
                                                             charter includes such a provision.
----------------------------------------------------------------------------------------------------

RECOMMENDATION OF THE PRISON REALTY BOARD

     THE PRISON REALTY BOARD HAS APPROVED THE CHARTER AMENDMENTS AND BELIEVES THAT THE CHARTER AMENDMENTS ARE FAIR AND IN THE BEST INTERESTS OF PRISON REALTY AND ITS SHAREHOLDERS. THE PRISON REALTY BOARD RECOMMENDS THAT THE PRISON REALTY SHAREHOLDERS VOTE FOR THE ADOPTION OF THE CHARTER AMENDMENTS.

                                   PROPOSAL 2

                PROPOSAL TO APPROVE THE MERGER OF PRISON REALTY
                    WITH CORRECTIONS CORPORATION OF AMERICA

GENERAL

     As previously described in this proxy statement, Prison Realty has entered into a series of agreements providing for a restructuring of Prison Realty, including the combination of Prison Realty and CCA. As part of the restructuring, Prison Realty has entered into a merger agreement with CCA providing for the merger of CCA with and into a wholly-owned subsidiary of Prison Realty, as well as agreements with Baron and Sodexho regarding the purchase of shares of CCA common stock held by them.

REASON FOR APPROVAL

     As discussed in more detail herein under "The Restructuring," prior to their approval of the charter amendments, the merger and the related restructuring of Prison Realty, the Prison Realty board and its Special and Independent Committees considered various alternatives, including proposals from potential third-party investors, in connection with their evaluation of the various strategic and restructuring alternatives available to Prison Realty. Based on these considerations and related analysis, on a determination that the transactions contemplated by a securities purchase agreement with Pacific Life would not be completed as a result of indications received from Pacific Life and on the recommendations of the Special and Independent Committees, the Prison Realty board approved the restructuring described in this proxy statement. The Prison Realty board believes that it acted in good faith and exercised sound business judgment by considering the various alternatives available to Prison Realty and in approving the restructuring and satisfied the fiduciary duties of its members in doing so.

     Under Maryland law, shareholder approval of the merger is not required in order for Prison Realty to complete the merger and related transactions discussed under this proposal. However, as of the date of this proxy statement, approximately six separate lawsuits have been filed (which have generally been consolidated into three actions) by Prison Realty shareholders against Prison Realty and all or certain of the members of the Prison Realty board in connection with the restructuring of Prison Realty and/or the transactions contemplated thereby, as discussed herein under "Information About Our
Company -- Shareholder litigation," and it is possible that additional shareholder litigation may be instigated in connection therewith. In order to assist Prison Realty in its defense of these claims, the Prison Realty board is seeking the approval of the merger by the shareholders of Prison Realty. While such approval, if obtained, may not be dispositive in determining that there is no liability on the part of Prison Realty and its directors, the Prison Realty board believes such approval may constitute a favorable factor in any court's decision regarding the same. As such, the Prison Realty board believes that the approval by the shareholders of Prison Realty may limit the potential liability of Prison Realty and its board members which may result from such litigation or otherwise discourage similar additional claims from being brought against Prison Realty and the members of its board in the future.

     Based on the foregoing, the Prison Realty board believes that it is in the best interest of Prison Realty and its shareholders for shareholders to approve the merger. In addition, the board is seeking the approval of the issuance of shares to Sodexho immediately prior to the merger for purposes of listing the shares to be issued to Sodexho on the NYSE. For purposes of the approval requirements of the NYSE relating to the merger transactions, abstention or broker non-vote will have the effect of a vote against the proposal unless holders of more than 50% of the common stock cast votes, in which event an abstention will count as a vote against the proposal and a broker non-vote will have no effect. Under Maryland law, abstentions and non-votes will have no effect on the proposal to approve the merger transactions, so long as a quorum is obtained. In the event the shareholders do not approve this proposal, but do approve the charter amendments, Prison Realty anticipates that it will complete the merger as described below and elsewhere in this proxy statement.

THE MERGER

GENERAL

     Pursuant to an agreement and plan of merger by and among Prison Realty, CCA Acquisition Sub, Inc., a wholly-owned subsidiary of Prison Realty, and CCA, CCA will be merged with and into Prison Realty's subsidiary. After the completion of the merger: (i) CCA will cease to exist; and (ii) the assets and liabilities of CCA will be held by the wholly-owned subsidiary of Prison Realty. Additionally, immediately prior to completion of the merger, Prison Realty will change its name to Corrections Corporation of America and will operate as a taxable C corporation commencing with its 2000 taxable year. See "The Restructuring" and "Proposal to Adopt the Articles of Amendment and Restatement to the Prison Realty Charter -- Charter amendments."

     Shareholders of CCA at the time of the merger other than Prison Realty will receive shares of Prison Realty's common stock as the merger consideration, pursuant to the exchange ratio described in the merger agreement. Immediately prior to the merger, Prison Realty will purchase the shares of CCA common stock held by the Baron Asset Fund, the holder of 16.9% of CCA's outstanding capital stock, for non-cash consideration consisting of shares of Prison Realty common stock valued at $8.0 million (or approximately 2.3 million shares assuming a Prison Realty common stock price of $3.44 per share). As consideration for Baron's consent to the merger (as necessary in order to effectuate the merger) Baron required that Prison Realty issue to Baron warrants to purchase $3.0 million in shares of Prison Realty common stock (or approximately 857,000 shares assuming a Prison Realty common stock price of $3.50 per share with respect to two-thirds of the warrants and a Prison Realty common stock price of $3.44 per share with respect to one-third of the warrants). Prison Realty is currently negotiating with Sodexho Alliance, S.A., the holder of 16.9% of CCA's outstanding capital stock, with respect to the purchase of the shares of CCA common stock held by it. Prison Realty indicated to Sodexho that it was willing to satisfy its previous contractual obligation to purchase the CCA shares in the form of Prison Realty common stock valued at $8.0 million as required by Prison Realty's amended bank facility. Sodexho has informed Prison Realty that it should receive the same aggregate consideration as Prison Realty agreed to pay Baron. The merger agreement provides that Sodexho would receive fewer shares of Prison Realty common stock in the merger pursuant to the exchange ratio set forth in the merger agreement. Prison Realty intends to continue negotiations with Sodexho regarding its purchase of the CCA common stock held by Sodexho. In the event Prison Realty does not acquire such shares prior to the merger, there can be no assurance that Sodexho will vote the CCA common stock held by it in favor of the merger or the Prison Realty common stock held by it in favor of the charter amendments and the merger and related transactions.

     Prison Realty will also purchase shares of CCA common stock held by former executive officers of Prison Realty for $800,000 cash pursuant to the terms of certain severance agreements with such officers.

     In the event Prison Realty purchases all of the shares of CCA common stock held by Barron and Sodexho prior to the merger, Prison Realty will issue shares of its common stock valued at approximately $10.6 million in the merger (or 3.0 million shares, equal to approximately 2.0% of Prison Realty's common stock, on a fully diluted basis, assuming a Prison Realty stock price of $3.50 per share). In the event Prison Realty purchases only the shares of CCA common stock held by Baron prior to the merger, Prison Realty will issue shares of its common stock valued at approximately $13.8 million in the merger (or 3.9 million shares, equal to approximately 2.7% of Prison Realty's common stock, on a fully-diluted basis assuming a Prison Realty common stock price of $3.50 per share).

     The exchange ratio for the merger depends on a formula using the average closing price of one share of Prison Realty's common stock on the NYSE for the five trading days ending two days prior to the closing date for the merger transaction. Therefore, the exchange ratio will not be known at the time of the special meeting.

     As a result of the merger, Prison Realty will also assume all of CCA's outstanding indebtedness at the time of the merger, and certain agreements between the parties providing for payments from one party to the other will be canceled or otherwise be of no further force and effect, including a $137.0 million promissory note from CCA to Prison Realty.

     Prison Realty will apply to list the shares of common stock to be issued prior to and as a result of the merger on the NYSE, subject to official notice of issuance, prior to the effective time of the mergers. Pursuant to the provisions of the Tennessee Business Corporation Act, a shareholder of CCA may dissent from the merger and obtain payment of the fair value of his or her CCA common stock.

     Management and employee shareholders will receive Prison Realty common stock in the merger transactions, as described above. The shares of Prison Realty common stock to be issued to the shareholders of CCA who are also wardens of the facilities operated by such companies will be subject to the terms and provisions of a newly-adopted Prison Realty restricted stock plan. Under the terms of the restricted stock plan, the shares of restricted stock held by warden shareholders will vest only if they remain employed by Prison Realty or by one of its subsidiaries from the closing date of the mergers through December 31, 2003. If a warden shareholder does not remain employed by Prison Realty or by one of its subsidiaries for such period, the shares of Prison Realty common stock issued to such warden will be forfeited but shall remain outstanding, and such shares will be held in trust for the benefit of the remaining wardens until December 31, 2003. At this time, such shares will vest and will be distributed pro-rata to the wardens still employed. Shares of Prison Realty common stock owned by other CCA shareholders and received in the merger transactions will be subject to restrictions on transfer under the terms of a lock-up agreement, which restrictions prohibit transfers of such stock for a period of 180 days after the merger transactions are completed. After 180 days, and through December 31, 2003, transfers may be made according to the following percentages:

     -  Up to 25% after 180 days;

     -  Up to 50% after December 31, 2001;

     -  Up to 75% after December 31, 2002; and

     -  Up to 100% after December 31, 2003.

     The merger of CCA with and into a wholly-owned acquisition subsidiary of Prison Realty will be tax-free for Prison Realty and for the shareholders of CCA to the extent they receive Prison Realty common stock in the merger. The merger transaction is expected to be accounted for as a "purchase" for financial accounting purposes, in accordance with generally accepted accounting principles.

     Although the ownership of CCA's assets will be maintained in a separate, distinct legal entity for liability purposes (i.e., Prison Realty as a parent corporation of a wholly-owned subsidiary), the companies will be treated as a consolidated group under the name "Corrections Corporation of

America." As such, pursuant to the merger agreement, the existing agreements between Prison Realty and CCA, including the CCA promissory note and the CCA lease agreements, will be canceled and will be of no further force and effect.

THE MERGER AGREEMENT

     The following describes the material terms of the merger agreement by and among Prison Realty, its wholly-owned subsidiary and CCA. A copy of the merger agreement is attached to this proxy statement as Appendix B and is incorporated herein by reference. The description of the merger agreement set forth below is qualified in its entirety by reference thereto. Shareholders of Prison Realty are urged to read the merger agreement carefully and in its entirety for a more complete understanding of the proposed merger.

     General. At the effective time, CCA will be merged with and into CCA Acquisition Sub, Inc., a newly formed, wholly-owned subsidiary of Prison Realty. The separate corporate existence of CCA will cease and the subsidiary of Prison Realty will continue as the surviving corporation. As a result of the merger, the subsidiary of Prison Realty will succeed to and assume all the rights and obligations of CCA in accordance with the Tennessee Business Corporation Act (the "TBCA").

Conversion of securities.

     Conversion of CCA common stock. Pursuant to the merger agreement, each share of CCA common stock issued and outstanding immediately prior to the effective time will be converted into the right to receive a number of shares of Prison Realty common stock determined by a formula that uses the average closing price of Prison Realty common stock over the five trading days ending two trading days prior to the closing date (the "Prison Realty Closing Price"). The number of shares of Prison Realty common stock to be issued as merger consideration for each share of CCA common stock will be determined as follows:

                 number of shares of CCA
                 common stock outstanding
                 prior to effective time,                          number of shares of CCA
                 excluding shares owned by                         common stock
                 parties to the merger                             outstanding prior to
                                                / Prison Realty /  effective time, excluding
$20.0 million X  -----------------------------
                                                  Closing Price    shares owned by parties
                 number of shares of CCA                           to the merger
                 common stock outstanding                          parties to the merger
                 prior to effective time,
                 including shares owned by

     For example, there are currently 10,330,454 shares of CCA common stock outstanding, and 981,393 are owned by Prison Realty. It is anticipated that Prison Realty will purchase 1,749,532 shares of CCA common stock from each of Sodexho and Baron prior to the merger in exchange for non-cash consideration consisting of shares of Prison Realty common stock. In addition, Prison Realty will purchase an aggregate of 300,000 shares previously owned by D. Robert Crants, III and Michael W. Devlin from Doctor R. Crants and 100,000 shares owned by Messrs. Crants, III and Devlin for cash consideration of $800,000. Assuming there were 10,330,454 shares of CCA common stock outstanding, 4,880,457 of which were owned by Prison Realty, immediately prior to the effective time, and assuming the Prison Realty Closing Price was $3.50, the formula would be as follows:

$20.0 million X 52.76 / $3.50 / 5,449,997 =   .55 shares of
                                              Prison
                                              Realty common stock

Therefore, in this example, for each CCA share held immediately prior to the effective time, a CCA shareholder would receive .55 shares of Prison Realty common stock.

     Warrants to purchase CCA common stock. At the effective time of the CCA merger, each outstanding warrant to purchase shares of CCA common stock, whether or not exercisable, shall be deemed to constitute a warrant to acquire, on substantially the same terms and conditions as were applicable to the original warrant to which it relates, the same number of shares of Prison Realty common stock as the holder of such warrant would have been entitled to receive in the merger if the holder had exercised such warrant in full immediately prior to the effective time, at a price per share of Prison Realty common stock computed in compliance with the terms of such warrant.

     Representations and warranties. The merger agreement contains various representations and warranties of CCA and Prison Realty with respect to each party relating to, among other things, as applicable: (a) its corporate organization, existence and good standing and similar corporate matters; (b) its capitalization; (c) the authorization, execution, delivery and enforceability of the merger agreement; (d) the absence of conflicts, violations and defaults under its charter or declaration of trust, or bylaws and certain other agreements and documents; (e) the absence of required consents, approvals, orders or authorizations of, or registrations, declarations or filings with, certain government entities relating to the merger; (f) the documents and reports filed with the SEC and the accuracy and completeness of the information contained therein (in the case of Prison Realty); (g) this proxy statement and the accuracy and completeness of the information contained herein; (h) the absence of a material adverse change on such party or certain other material changes or events since March 31, 2000; (i) the existence of necessary permits or approvals from certain government entities, the absence of material pending or threatened litigation and compliance with applicable laws; (j) filing of tax returns and payment of taxes; (k) the absence of defaults under material contracts; (l) owned and leased real property matters; (m) environmental matters; (n) labor matters; (o) benefit plans and other matters relating to ERISA; (p) the absence of undisclosed liabilities; (q) qualification as an investment company; (r) reporting under the Securities Exchange Act of 1934 (in the case of Prison Realty); (s) insurance; (t) affiliate transactions; (u) internal accounting controls; (v) the shareholder vote required to approve the merger; (w) the recommendation of such party's board with respect to the merger agreement; and (x) the inapplicability of state antitakeover statutes to the merger; (y) brokers' fees and expenses.

     As used in the merger agreement, the term "material adverse effect" means, when used in connection with a party, any change, effect, event, occurrence or development that is, or is reasonably likely to be, materially adverse to the business, results of operations or financial condition of such party and its subsidiaries, taken as a whole, other than any change, effect, event or occurrence relating to or arising out of (a) the economy or securities markets in general, (b) the merger agreement or the transactions contemplated thereby or the announcement thereof, or (c) the private corrections industry in general, and not specifically relating to such party or its subsidiaries.

     Conduct of business pending the merger; Covenants of CCA. CCA has agreed, as to itself and its subsidiaries, that, except as set forth in the merger agreement or the disclosure schedule to the merger agreement, during the period from the date of the merger agreement until the effective time, such party and its subsidiaries will conduct business only in the ordinary course of business consistent with past practice and in compliance in all material respects with all applicable laws and regulations and use their reasonable efforts to preserve intact their current business organizations and use reasonable efforts to preserve their relationships with those persons having business dealings with them. In addition, CCA has agreed not to engage in certain activities, which is customary for transactions of this type.

     Conduct of business pending the merger; Covenants of Prison Realty. Prison Realty has agreed as to itself and its subsidiaries that, except as set forth in the merger agreement or its disclosure schedule, during the period from the date of the merger agreement until the effective time of the merger transactions, Prison Realty and its subsidiaries will carry on their respective businesses only in the usual, regular and ordinary course consistent with past practice in all material respects and use their reasonable best efforts to preserve intact their present business organizations, maintain their rights and franchises and preserve their relationships with customers, suppliers and others having business dealings with them to the end that their goodwill and ongoing businesses shall not be impaired at the effective time of the merger transactions, and other customary covenants for transactions of this type.

Conditions to the merger.

     Conditions to obligations of each company. The respective obligations of Prison Realty and CCA to effect the merger are subject to the satisfaction or waiver at or prior to the effective time of the following conditions:

          (a) the waiting period applicable to the completion of the merger under the HSR Act shall have expired or been terminated;

          (b) no temporary restraining order, preliminary or permanent injunction or other order or decree issued by any government entity of competent jurisdiction enjoining or otherwise preventing the completion of the merger being in effect; provided, however, that each of such parties has agreed to use reasonable best efforts to prevent the entry of any such injunction or other order or decree and to cause any such injunction or other order or decree that may be entered to be vacated or otherwise rendered of no effect;

          (c) the Prison Realty common stock to be issued in the merger having been approved for listing on the NYSE, subject to official notice of issuance, if applicable;

          (d) this proxy statement and the Registration Statement on Form S-4 filed with the SEC by Prison Realty with respect to the Prison Realty common stock to be issued in the merger being satisfactory in all material respects to Prison Realty and CCA and having been cleared and declared effective by the SEC, as the case may be, and no stop order suspending the effectiveness of the registration statement being in effect and no proceedings for such purpose being pending before or threatened by the SEC; and

          (e) each of Prison Realty and CCA having obtained the opinion of its tax advisor that the CCA merger qualifies as a "reorganization" within the meaning of Section 368(a) of the Code.

          (f) Prison Realty shall have purchased all shares of CCA common stock held by Baron pursuant to terms mutually acceptable to Prison Realty and CCA.

     Conditions to obligations of Prison Realty. The obligation of Prison Realty to effect the merger is also subject to the satisfaction of the following conditions unless waived by Prison Realty:

          (a) the required approvals of shareholders of Prison Realty and CCA shall have been obtained;

          (b) the representations and warranties of CCA set forth in the merger agreement being true and correct, except that this condition will be deemed satisfied so long as any failures of such representations and warranties to be true and correct do not individually or in the aggregate have a material adverse effect on CCA as of the date of the merger agreement and as of the effective time except as otherwise contemplated by the merger agreement, and Prison Realty's

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


     receipt of a certificate to such effect signed on behalf of each party by its chief executive officer and secretary;

          (c) CCA having performed in all material respects all material obligations required to be performed by it under the merger agreement at or prior to the effective time, and Prison Realty's receipt of a certificate to such effect signed on behalf of CCA by its chief executive officer or chief financial officer;

          (d) Prison Realty's receipt of evidence, in form and substance reasonably satisfactory to it, that such consents, approvals, authorizations, qualifications and orders of government entities and other third parties as are necessary in connection with the transactions contemplated by the merger agreement have been obtained, other than those the failure of which to be obtained, individually or in the aggregate, would not have a material adverse effect on Prison Realty or CCA;

          (e) CCA shall have obtained consents of government authorities to the performance of facility management contracts by Prison Realty or its subsidiaries after the merger where required by applicable law or such contracts;

          (f) lock-up agreements shall have been executed and delivered by the holders of CCA common stock whose shares will not be subject to the new restricted stock plan.

     Conditions to obligations of CCA. The obligation of CCA to effect the merger is also subject to the satisfaction of various conditions unless waived by CCA:

          (a) the representations and warranties of Prison Realty set forth in the merger agreement being true and correct, except where failures of such representations and warranties to be true and correct do not individually or in the aggregate have a material adverse effect on Prison Realty; and

          (b) Prison Realty shall have performed in all material respects all material obligations required to be performed by it under the merger agreement at or prior to the effective time, and CCA's receipt of a certificate to such effect signed on behalf of Prison Realty by its chief executive officer or chief financial officer;

          (c) the required approvals of Prison Realty's stockholders and CCA's shareholders shall have been obtained.

     All of the conditions to the merger may be waived by CCA with the exception of the material condition of the approval of the merger agreement by the shareholders of CCA and Prison Realty, which may not be waived.

No Solicitation.

     No solicitation by Prison Realty.  Prison Realty agreed that it will not
(i) solicit, initiate, encourage or knowingly facilitate the submission of any alternative proposal (as hereinafter defined) or (ii) enter into or participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, any alternative proposal; provided, however, that prior to the approval of the merger agreement by the shareholders of Prison Realty, Prison Realty may, in response to a bona fide alternative proposal that constitutes a superior proposal (as hereinafter defined) and that was made after the date of the merger agreement (and not solicited by Prison Realty after the date of the merger agreement) by any person (A) furnish information with respect to Prison Realty and its subsidiaries to such person and its representatives pursuant to a confidentiality agreement and discuss such information with such person and its representatives and (B) participate in negotiations regarding such alternative proposal.

     As used in the merger agreement and this proxy statement, the term "alternative proposal" means any inquiry, proposal or offer from any person relating to any direct or indirect acquisition or purchase of 10% or more of the assets (based on the fair market value thereof) of Prison Realty and its subsidiaries, taken as a whole, other than the transactions contemplated by the merger agreement, or of 10% or more of any class of equity securities of Prison Realty or any of its subsidiaries or any tender offer or exchange offer (including by Prison Realty or any of its subsidiaries) that if completed would result in any person beneficially owning 10% or more of any class of equity securities of Prison Realty or any of its subsidiaries, or any merger, consolidation, business combination, sale of substantially all assets, recapitalization, liquidation, dissolution or similar transaction involving Prison Realty or any of its subsidiaries.

     The merger agreement provides that, except as described below, the Prison Realty board may not (i) withdraw or modify, or publicly propose to withdraw or modify, in a manner adverse to CCA, the approval or recommendation by the Prison Realty board of the merger or the merger agreement, (ii) approve or recommend, or propose publicly to approve or recommend, any alternative proposal, or (iii) cause or agree to cause Prison Realty to enter into any letter of intent, agreement in principle, acquisition agreement or similar agreement related to any alternative proposal. Notwithstanding the foregoing, if the Prison Realty board receives a superior proposal, the Prison Realty board may, prior to the receipt of the approval of the merger by the shareholders of Prison Realty, withdraw or modify its approval or recommendation of the merger and the merger agreement, approve or recommend a superior proposal or terminate the merger agreement, but in each case only at a time that is at least five business days after receipt by CCA of written notice advising them that the Prison Realty board has resolved to accept a superior proposal if it continues to be a superior proposal at the end of such five business day period. As used in the merger agreement and this proxy statement, the term "superior proposal" means any bona fide alternative proposal (which, for purposes of the provisions described in the previous paragraph only, may be subject to a due diligence condition), which proposal was not solicited by Prison Realty after the date of the merger agreement, made by a third party to acquire, directly or indirectly, for consideration consisting of cash and/or securities, more than 10% of the shares of Prison Realty capital stock then outstanding or all or substantially all the assets of Prison Realty and its subsidiaries and otherwise on terms which the Prison Realty board determines in good faith (after consultation with its financial advisor) to be more favorable to Prison Realty's shareholders than the restructuring and for which financing, to the extent required, is then committed or which, in the good faith judgment of the Prison Realty board, is reasonably capable of being financed by such third party.

     No solicitation by CCA. CCA has agreed that it will not (i) solicit, initiate, encourage or knowingly facilitate the submission of any alternative proposal (as defined herein) or (ii) enter into or participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, any alternative proposal.

     Except as described in this section, the board of directors of CCA may not
(i) withdraw or modify, or publicly propose to withdraw or modify, in a manner adverse to Prison Realty, the approval or recommendation by CCA's board of the merger or the merger agreement, (ii) approve or recommend, or propose publicly to approve or recommend, any alternative proposal, or (iii) cause or agree to cause such entity to enter into any letter of intent, agreement in principle, acquisition agreement or similar agreement related to any alternative proposal.

     Termination. The merger agreement may be terminated at any time prior to the effective time, whether before or after the approval of the merger agreement by the shareholders of Prison Realty and CCA:

          (a) by mutual written consent of all parties;

          (b) by Prison Realty or CCA upon written notice to the other party:

        - if any government entity of competent jurisdiction has issued a permanent injunction or other order or decree enjoining or otherwise preventing the completion of the merger and such injunction or other order or decree has become final and nonappealable; provided that the party seeking to terminate the merger agreement has used its reasonable best efforts to prevent or contest the imposition of, or seek the lifting or stay of, such injunction, order or decree;

        - if the merger has not been completed on or before October 31, 2000 unless the failure to complete the merger is the result of a material breach of the merger agreement by the party seeking to terminate the merger agreement; or

        - if, upon a vote at a duly held meeting of the shareholders of Prison Realty or any adjournment thereof, the approval of the merger agreement by such shareholders is not obtained;

          (c) by Prison Realty upon written notice to CCA:

        - unless Prison Realty is in material breach of its obligations under the merger agreement, if CCA breaches or fails to perform any of its representations, warranties, covenants or other agreements under the merger agreement, which breach or failure to perform (A) would give rise to the failure of a condition to the closing relating to its representations and warranties or a condition to the closing relating to its covenants or other agreements and (B) is incapable of being cured by CCA or is not cured within 30 days after Prison Realty gives written notice of such breach to CCA and such a cure is not effected during such period;

        - if the approval of the CCA shareholders is not obtained upon a vote at a duly held shareholders' meeting; or

        - if the board of directors of CCA or any committee thereof withdraws or modifies in a manner adverse to Prison Realty its approval or recommendation of the merger or the merger agreement, or resolves to do so;

          (d) by CCA upon written notice to Prison Realty and its subsidiary:

        - if the Prison Realty board or any committee thereof has withdrawn or modified in a manner adverse to such terminating party its approval or recommendation of the merger or the merger agreement or resolves to do so; or

        - unless CCA is in material breach of its obligations under the merger agreement, if Prison Realty breaches or fails to perform any of its representations, warranties, covenants or other agreements under the merger agreement, which breach or failure to perform (A) would give rise to the failure of a condition to the closing relating to its representations and warranties or a condition to the closing relating to its covenants or other agreements and (B) is incapable of being cured by Prison Realty or failing to perform or is not cured within 30 days after such terminating party gives written notice of such breach to Prison Realty and such a cure is not effected during such period.

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


     Fees and expenses. Whether or not the merger is completed, all costs and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such costs or expenses.

     Amendment and waiver. The merger agreement may be amended by the parties thereto at any time before or after approval of the merger by the shareholders of Prison Realty and of CCA, provided that after such approval, no amendment may be made which by law requires further approval by such shareholders without such further approval.

     At any time prior to the effective time, the parties may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other party to the merger agreement, (b) waive any inaccuracies in the representations and warranties contained in the merger agreement or in any document delivered pursuant thereto and (c) subject to the provisions described in the preceding paragraph, waive compliance with any of the agreements or conditions contained in the merger agreement. The failure of any party to the merger agreement to assert any of its rights under the merger agreement or otherwise will not constitute a waiver of those rights.

     Benefit plans; Stock and equity plans. The merger agreement provides that following the effective time, except as otherwise provided in the merger agreement, Prison Realty will honor, or cause to be honored, all obligations under employment agreements, all Prison Realty benefit plans and all other employee benefit plans, programs, policies and arrangements of parties to the merger. Nothing in the merger agreement prohibits Prison Realty from amending or terminating such agreements, programs, policies and arrangements in accordance with the terms thereof and with applicable law.

     The merger agreement also provides that as of the effective time, each of the restricted stock plans of CCA shall be merged into a single restricted stock plan with similar terms and conditions, except that any shares forfeited under the new restricted stock plan shall be forfeited to all plan participants.

     Also, following the completion of the merger transactions, Prison Realty will adopt a new stock option plan and/or equity-based compensation plan for the benefit of its employees and the employees of the new subsidiary (formerly CCA). Under such plan, Prison Realty will be permitted to issue incentive stock options, non-qualified stock options or other equity-based compensation to management and other key employees.

STOCK PURCHASE AGREEMENTS WITH BARON AND SODEXHO

     Baron. Pursuant to the terms of a stock purchase agreement by and among Prison Realty, CCA and Baron, immediately prior to the completion of the merger, Prison Realty will purchase all of the shares of the voting common stock of CCA which are owned by Baron for non-cash consideration consisting of shares of Prison Realty common stock valued at $8.0 million (or approximately 2.3 million shares assuming a Prison Realty common stock price of $3.44 per share).The number of shares of Prison Realty common stock to be issued and delivered to Baron as the purchase price under the agreement shall be determined by dividing $8,000,000 by the lesser of: (i) $3.4375, the closing price of shares of Prison Realty common stock on the NYSE on Friday, June 23, 2000; (ii) the average closing price of Prison Realty common stock on the NYSE over the five trading days ending two trading days prior to the closing of the merger; (iii) the conversion price of Prison Realty's secured or unsecured indebtedness existing prior to the merger; and (iv) the exercise price of any equity securities issued by Prison Realty prior to the merger in satisfaction of its existing contractual obligations.

     As consideration for Baron's consent to the merger (as necessary in order to effectuate the merger) Baron required that Prison Realty issue to Baron warrants to purchase $3.0 million in shares of Prison Realty common stock (or approximately 857,000 shares assuming a Prison Realty common stock price of $3.50 per share with respect to two-thirds of the warrants and a Prison Realty common stock price of $3.44 per share with respect to one-third of the warrants). Specifically, Prison Realty will issue and deliver to Baron (i) series A warrants to purchase shares of Prison Realty common stock having an aggregate value of $2.0 million, as calculated below, with an exercise price equal to $0.01 per share and (ii) series B warrants to purchase shares of Prison Realty common stock having an aggregate value of $1.0 million, as calculated below, at an exercise price equal to the lesser of: (a) $3.4375, the closing price of shares of Prison Realty common stock on the NYSE on Friday, June 23, 2000; (b) the average closing price of Prison Realty common stock on the NYSE over the five trading days ending two trading days prior to the closing of the merger; (i) the conversion price of any of Prison Realty's secured or unsecured indebtedness existing prior to the merger; and (ii) the exercise price of any equity securities issued prior to the merger in satisfaction of its existing contractual obligations. The warrants shall be exercisable for a period of five years commencing on the date of issuance of the warrants. The number of shares of Prison Realty common stock Baron shall receive as the result of its exercise of the series A warrants shall be determined by dividing $2.0 million by the lesser of: (a) $3.4375, the closing price of the shares of Prison Realty common stock on the NYSE on Friday, June 23, 2000; (b) average closing price of Prison Realty common stock on the NYSE over the 5 trading days ending two trading days prior to the closing of the merger; (c) the conversion price of Prison Realty's existing secured or unsecured indebtedness existing prior to the merger; and (d) the exercise price or conversion price of any equity securities issued by Prison Realty in satisfaction of its existing contractual obligations. The number of shares of Prison Realty common stock Baron shall receive as the result of its exercise of the series B warrants shall be determined by dividing $1,000,000 by the lesser of: (a) $3.4375, the closing price of shares of Prison Realty common stock on the NYSE on Friday, June 23, 2000, and (b) the average closing price of Prison Realty common stock on the NYSE over the five trading days ending two trading days prior to the closing of the merger; (c) the conversion price of any of Prison Realty's secured or unsecured indebtedness existing prior to the merger and; (d) the exercise price of any equity securities issued by Prison Realty prior to the merger in satisfaction of its existing contractual obligations.

     In addition, certain of the agreements entered into by Baron in connection with its initial purchase of the shares from CCA shall be canceled and shall be of no further force or effect. The completion of the transactions contemplated by the Baron stock purchase as set forth in the Baron purchase agreement is subject to (i) the voting by Baron of their shares of CCA common stock in favor of the merger, and (ii) obtaining the necessary shareholder approval of the merger. Baron has designated a representative serving on the CCA board.

     Sodexho. Prison Realty is currently negotiating with Sodexho with respect to the purchase of the shares of CCA common stock held by it. Prison Realty expects, if it can reach an agreement with Sodexho, to pay Sodexho non-cash consideration consisting of shares of Prison Realty common stock valued at $8.0 million (or approximately 2.3 million shares assuming a Prison Realty common stock price of $3.44 per share) for its shares of CCA common stock, under the same terms as described above with respect to the purchase of shares of CCA common stock held by Baron. Prison Realty indicated to Sodexho that it was willing to satisfy its previous agreement to purchase the CCA shares in the form of Prison Realty common stock valued at $8.0 million as required by Prison Realty's amended bank facility. Sodexho has informed Prison Realty that it should receive the same aggregate consideration as Prison Realty agreed to pay Baron. While the merger agreement provides that Sodexho would receive fewer shares of Prison Realty common stock in the merger pursuant to the exchange ratio set forth in the merger agreement. Prison Realty intends to continue negotiations with Sodexho regarding its purchase of the CCA common stock held by Sodexho. In the event Prison

Realty does not acquire such shares prior to the merger, there can be no assurance that Sodexho will vote the CCA common stock held by it in favor of the merger or the Prison Realty common stock held by it in favor of the charter amendments and the merger and related transactions.

RECOMMENDATION OF THE PRISON REALTY BOARD

     THE PRISON REALTY BOARD HAS APPROVED THE MERGER AND BELIEVES THAT THE MERGER AND THE RELATED TRANSACTIONS, INCLUDING THE ISSUANCE OF SHARES OF PRISON REALTY COMMON STOCK AND WARRANTS TO PURCHASE SHARES OF CCA COMMON STOCK TO BARON AND SODEXHO, AS THE CASE MAY BE, IS FAIR AND REASONABLE AND IN THE BEST INTEREST OF PRISON REALTY AND ITS SHAREHOLDERS. THE PRISON REALTY BOARD RECOMMENDS THAT THE PRISON REALTY SHAREHOLDERS VOTE FOR APPROVAL OF THE MERGER AND THE RELATED TRANSACTIONS.

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


                 STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Under the rules of the Commission, if a shareholder wants Prison Realty to include a proposal in Prison Realty's proxy statement and form of proxy for presentation at Prison Realty's 2000 annual meeting of shareholders, the proposal must be received by Prison Realty a reasonable time before Prison Realty begins to print and mail its proxy materials at the following address:
Prison Realty Trust, Inc., Attention: Secretary, 10 Burton Hills Boulevard, Nashville, Tennessee 37215. Such proposal will also need to comply with the regulations of the Commission regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

     Under the bylaws of Prison Realty, and as permitted by the rules of the Commission, a shareholder may nominate a director or present a shareholder proposal not included in Prison Realty's proxy statement at Prison Realty's 2000 annual meeting. Written notice of such a nomination or proposal, along with appropriate supporting information and documentation, must be submitted, via certified mail, return receipt requested, to: Prison Realty Trust, Inc.,
Attention: Secretary, 10 Burton Hills Boulevard, Nashville, Tennessee 37215. For a nomination or proposal to be presented at Prison Realty's 2000 annual meeting, it must be received at Prison Realty's principal executive offices not earlier than the 90th day prior to the 2000 annual meeting, and not later than the 60th day prior to the 2000 annual meeting or the 10th day following the day on which public announcement of the date of the 2000 annual meeting is first made.

     If Prison Realty does not receive notice during such period, the nomination or proposal will not be presented at the 2000 annual meeting. Additionally, persons named as proxies in Prison Realty's proxy materials relating to the 2000 annual meeting will use their discretion in voting the proxies when any nominations or proposals from shareholders not received during such period are raised at the meeting.

                                 OTHER MATTERS

     As of the date of this proxy statement, the board of directors of Prison Realty knows of no matters that will be presented for consideration at the Prison Realty special meeting other than as described in this proxy statement. If any other matters shall properly come before the Prison Realty special meeting and be voted upon, the enclosed proxy will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the management of Prison Realty.

                      WHERE YOU CAN FIND MORE INFORMATION

AVAILABLE INFORMATION

     Prison Realty has filed, and will continue to file, reports, proxy statements and other information with the SEC under the Securities Exchange Act. You may read and copy this information at the following public reference facilities maintained by the SEC:

        Public Reference Room               New York Regional Office               Chicago Regional Office
           Judiciary Plaza                  Seven World Trade Center                   Citicorp Center
       450 Fifth Street, N.W.                      13th Floor                      500 West Madison Street
              Room 1024                        New York, NY 10048                        Suite 1400
        Washington, DC 20549                                                       Chicago, IL 60661-2511

     You may also obtain copies of this information by mail at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, DC 20549, or by calling the SEC at 1-800-SEC-0330.

     The SEC also maintains an Internet site on the World Wide Web that contains reports, proxy statements and other information about issuers, including Prison Realty, who file electronically with the SEC. The address of the site is "www.sec.gov."

     You can also inspect reports, proxy statements and other information about Prison Realty at the offices of the NYSE, 20 Broad Street, New York, NY 10005.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The SEC allows Prison Realty to incorporate information by reference into this proxy statement. This means that Prison Realty can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this proxy statement, except for any information that is superseded by other information that is set forth directly in this document.

     This proxy statement incorporates by reference sections entitled "Consolidated Financial Statements," "Management's discussion and analysis of financial condition and results of operations" and "Qualitative and quantitative disclosures about market risks" from the Annual Report on Form 10-K for the year ended December 31, 1999 and the subsequently filed documents set forth below. Listed below are documents that Prison Realty and its predecessors have previously filed with the SEC. They contain important information about Prison Realty and its financial condition, and relevant information concerning its predecessors, Old CCA and Old Prison Realty.

PRISON REALTY SEC FILINGS (FILE NO. 0-25245)  PERIOD
--------------------------------------------  ------
Annual Report on Form 10-K..................  Year ended December 31, 1998, as filed March 30, 1999
                                              (under the name Prison Realty Corporation)
                                              Year ended December 31, 1999, as filed March 30, 2000
Quarterly Reports on Form 10-Q..............  Quarters ended:
                                              - March 31, 1999, as filed May 14, 1999
                                              - June 30, 1999, as filed August 17, 1999
                                              - September 30, 1999, as filed November 10, 1999, and
                                                as subsequently amended on February 17, 2000
                                              - March 31, 2000, as filed May 15, 2000

CCA PRISON REALTY TRUST SEC FILINGS (FILE NO. 0-13049)  PERIOD
------------------------------------------------------  ------
Annual Report on Form 10-K......................        Year ended December 31, 1998, as filed
                                                        March 30, 1999

     You can obtain any of the documents incorporated by reference in this document through Prison Realty or from the SEC through the SEC's Internet site on the World Wide Web at the Internet address set forth above. Documents incorporated by reference are available from Prison Realty without charge, excluding any exhibits to those documents, unless the exhibit is specifically incorporated by reference as an exhibit to this proxy statement. You can obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from the company at the following address:

                           Prison Realty Trust, Inc.
                           10 Burton Hills Boulevard
                           Nashville, Tennessee 37215
                                 (615) 263-0200

     If you would like to request documents from Prison Realty, please do so by
             , 2000 to receive them before the Prison Realty special meeting. If you request any incorporated documents, they will be mailed to you by first class mail, or another equally prompt means, within one business day after your request is received.

     You should rely only on the information contained in or incorporated by reference in this proxy statement in considering how to vote your shares at the Prison Realty special meeting. Prison Realty has not authorized anyone to provide you with information that is different from the information contained in
this document. This proxy statement is dated           , 2000. You should not
assume that the information contained in this document is accurate as of any date other than that date.

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
PRISON REALTY TRUST, INC
Pro Forma Combined Balance Sheet as of March 31, 2000.......   F-4
Notes to Pro Forma Combined Balance Sheet as of March 31,
  2000......................................................   F-6
Pro Forma Combined Statement of Operations for the Three
  Months Ended March 31, 2000...............................  F-11
Notes to Pro Forma Combined Statement of Operations for the
  Three Months Ended March 31, 2000.........................  F-12
Pro Forma Combined Statement of Operations for the Year
  Ended December 31, 1999...................................  F-15
Notes to Pro Forma Combined Statement of Operations for the
  Year Ended December 31, 1999..............................  F-16

                           PRISON REALTY TRUST, INC.

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     The following sets forth the unaudited combined pro forma financial statements as of and for the three months ended March 31, 2000 and for the year ended December 31, 1999.

     The unaudited pro forma combined financial statements as of and for the three months ended March 31, 2000 and for the year ended December 31, 1999 presents the pro forma effects of the merger of Prison Realty and CCA as well as certain effects of the Waiver and Amendment to Prison Realty's bank credit facility and other financing transactions (as discussed below) related to Prison Realty's outstanding $40 million, 9.5% and $30 million, 7.5% convertible notes.

     The merger transactions will be accounted for as the purchase of CCA by Prison Realty. As such, Prison Realty will be treated as the acquiring company for financial reporting purposes. The general provisions of the purchase method of accounting prescribe that: (1) CCA assets and liabilities be recorded at fair market value, as required by Accounting Principles Board Opinion No. 16; and (2) Prison Realty's assets and liabilities be carried forward at historical cost.

     The purchase method of accounting prescribes that the assets and liabilities owned by CCA be adjusted to estimated fair market value with any excess of cost over fair value being recorded as goodwill and other intangible assets to be amortized over the respective life of the intangibles. The fair market values of the assets and liabilities of CCA have been determined based upon preliminary estimates and are subject to change as additional information is obtained. Management does not anticipate that the preliminary allocation of purchase costs based upon the estimated fair market value of the assets and liabilities will materially change; however, the allocation of purchase costs reflected in the following unaudited pro forma combined financial statements is subject to final determination and may differ from the amounts ultimately determined.

     In connection with the proposed merger agreement, Prison Realty has negotiated a Waiver and Amendment to its bank credit facility that, among other terms and requirements discussed herein, removes the existing additional 2% default rate of interest applied to the outstanding balance of Prison Realty's bank credit facility and applies the original interest rates to the bank credit facility subsequent to completion of the merger transactions. In addition, Prison Realty has initiated other financing transactions whereby Prison Realty has negotiated separate waivers of default with its holders of Prison Realty's $40 million, 9.5% and $30 million, 7.5% convertible notes. In connection with the waivers obtained by Prison Realty associated with the 9.5% and 7.5% convertible notes, Prison Realty will not be subject to a significant default rate of interest under the $40 million, 9.5% convertible notes, but Prison Realty will have to pay an additional 0.5% interest rate to the holders of each of the 9.5% and 7.5% convertible notes subsequent to the completion of the merger transactions. Prison Realty incurred approximately $10,356 in additional loan costs to obtain the Waiver and Amendment and to complete the other financing transactions. Due to the expected significant effects of the Waiver and Amendment and other financing transactions to Prison Realty's financial statements subsequent to the merger, Prison Realty has elected to present the pro forma effects of the Waiver and Amendment and other financing transactions as if the bank credit facility, the $40 million, 9.5% convertible notes and the $30 million, 7.5% convertible notes had been refinanced.

     The Unaudited Pro Forma Combined Statements of Operations are presented as if the merger transaction, effects of the Waiver and Amendment and other financing transactions had occurred as of the beginning of the period indicated and therefore incorporates certain assumptions that are included in the Notes to Pro Forma Combined Statements of Operations. The unaudited Pro Forma Combined Balance Sheet is presented as if the merger transaction, effects of the Waiver and Amendment and other financing transactions had occurred on March 31, 2000 and therefore incorporates certain assumptions that are included in the Notes to Pro Forma Combined Balance

Sheet. The pro forma financial statements do not purport to represent what Prison Realty's financial position or results of operations actually would have been had the merger transaction, Waiver and Amendment and other financing transactions, in fact, occurred on such date or at the beginning of the period indicated, or to project Prison Realty's financial position or results of operations at any future date or for any future period.

                           PRISON REALTY TRUST, INC.

                        PRO FORMA COMBINED BALANCE SHEET
                              AS OF MARCH 31, 2000
                                  (UNAUDITED)

                                                                                            PRO FORMA
                                                                                          PRISON REALTY      PRISON REALTY
                                            PRISON REALTY                  PRO FORMA     TRANSACTIONS AND     TRUST, INC.
                                             TRUST, INC.                  ACQUISITION      INTERCOMPANY        PRO FORMA
                                            (HISTORICAL)        CCA       ADJUSTMENTS      ELIMINATIONS           CC
                                            -------------    ---------    -----------    ----------------    -------------
Current assets:
    Cash, cash equivalents and restricted
      cash................................   $   37,475      $   2,504     $  (8,867)C     $    (2,499)S      $   15,596
                                                                                                (2,661)Z
                                                                                               (10,356)BB
    Accounts receivable, net of
      allowances..........................           --         71,710            --                --            71,710
    Prepaid expenses......................           --          3,196            --                --             3,196
    Deferred tax assets...................           --             --         4,166L           36,851V           41,017
    Receivable from CCA...................       25,839             --            --           (25,839)Q              --
    Other current assets..................       14,184          4,798          (600)C              --            18,382
                                             ----------      ---------     ---------       -----------        ----------
        Total current assets..............       77,498         82,208        (5,301)           (4,504)          149,901
                                             ----------      ---------     ---------       -----------        ----------
Property and equipment, net...............    2,153,953         19,453            --                           2,173,406
Other long term assets:
    Note receivable.......................      137,000             --            --          (137,000)P              --
    Investments in direct financing
      leases..............................      162,254             --            --                --           162,254
    Deferred tax assets...................           --             --        10,589L              668V           11,257
    Investments in affiliates and
      others..............................      120,974             --        (4,750)B              --           116,224
    Other assets..........................       46,932          8,097            --            (3,979)R          61,406
                                                                                                10,356BB
    Investments in contracts..............           --         66,160       (66,160)D          22,351U           91,192
                                                                                 600C           (6,951)W
                                                                              26,551A
                                                                               2,290A
                                                                               4,750B
                                                                               8,867C
                                                                             (10,589)L
                                                                             112,472K
                                                                              (4,166)L
                                                                              (1,646)M
                                                                             (63,337)N
                                             ----------      ---------     ---------       -----------        ----------
                                             $2,698,611      $ 175,918     $  10,170       $  (119,059)       $2,765,640
                                             ==========      =========     =========       ===========        ==========

                                                                     (continued)

                           PRISON REALTY TRUST, INC.

                        PRO FORMA COMBINED BALANCE SHEET
                              AS OF MARCH 31, 2000
                                  (UNAUDITED)
                                  (CONTINUED)

                                                                                            PRO FORMA
                                                                                          PRISON REALTY      PRISON REALTY
                                            PRISON REALTY                  PRO FORMA     TRANSACTIONS AND     TRUST, INC.
                                             TRUST, INC.                  ACQUISITION      INTERCOMPANY        PRO FORMA
                                            (HISTORICAL)        CCA       ADJUSTMENTS      ELIMINATIONS           CC
                                            -------------    ---------    -----------    ----------------    -------------
Current liabilities:
    Accounts payable......................   $   37,225      $ 120,234     $ (71,182)F     $   (25,839)Q      $   53,487
                                                                                                (6,951)W
    Accrued salaries and wages............          214          5,658            --                --             5,872
    Accrued property taxes................           --          7,822            --                --             7,822
    Accrued interest......................       21,938         20,539       (20,539)G              --            21,938
    Distributions payable.................        2,150             --            --                --             2,150
    Income taxes payable..................        5,917             --            --                --             5,917
    Other accrued expenses................        7,830         16,518            --            26,350S           54,658
                                                                                                 3,960X
    Current portion of long-term debt.....      997,471        143,180            --          (137,000)P          12,267
                                                                                              (991,384)AA
                                             ----------      ---------     ---------       -----------        ----------
        Total current liabilities.........    1,072,745        313,951       (91,721)       (1,130,864)          164,111
Long-term debt, net of current portion....           --             --            --           991,384AA         991,384
Senior notes..............................      100,000             --            --                --           100,000
Deferred credits..........................           --        105,202      (105,202)E              --                --
Deferred gains on sales of contracts......      103,376             --       (63,337)N              --            40,039
Deferred tax liabilities..................           --             --            --           180,282T          180,282
Other liabilities.........................       32,000             --            --                --            32,000
                                             ----------      ---------     ---------       -----------        ----------
        Total liabilities.................    1,308,121        419,153      (260,260)           40,802         1,507,816
                                             ----------      ---------     ---------       -----------        ----------
Commitments and contingencies
Stockholders' equity:
      Preferred stock- Series A...........      107,500             --            --                --           107,500
      Preferred stock- Series B...........           --             --            --           146,040X          136,210
                                                                                                (7,302)Y
                                                                                                (2,528)Z
      Common stock- Class A...............        1,184             93           (93)H              21Y            1,281
                                                                                  76A
      Common stock- Class B...............           --             10           (10)H              --                --
      Additional paid-in capital..........    1,347,318         25,133        26,475A            1,954O        1,235,185
                                                                               2,290A
                                                                             (66,160)D        (150,000)X
                                                                             105,202E            7,281Y
                                                                                  93H             (133)Z
                                                                                  10H
                                                                              (2,913)I
                                                                            (265,558)J
                                                                              20,539G
                                                                              71,182F
                                                                             112,472K
      Deferred compensation...............           --         (2,913)        2,913I               --            (1,646)
                                                                              (1,646)M
      Treasury stock......................         (242)            --            --                --              (242)
      Retained earnings (deficit).........      (65,270)      (265,558)      265,558J           (1,954)O        (220,464)
                                                                                                22,351U
                                                                                               (28,849)S
                                                                                                37,519V
                                                                                              (180,282)T
                                                                                                (3,979)R
                                             ----------      ---------     ---------       -----------        ----------
        Total stockholders' equity........    1,390,490       (243,235)      270,430          (159,861)        1,257,824
                                             ----------      ---------     ---------       -----------        ----------
                                             $2,698,611      $ 175,918     $  10,170       $  (119,059)       $2,765,640
                                             ==========      =========     =========       ===========        ==========

                   NOTES TO PRO FORMA COMBINED BALANCE SHEET
                              AS OF MARCH 31, 2000

A To record the effects of the Prison Realty common shares and other consideration to be issued to CCA's shareholders in connection with the merger transactions. Pursuant to the terms of the Agreement and Plan of Merger, the value of Prison Realty common shares and other consideration to be issued is as follows:

        Issuance of Prison Realty common stock for all
          shares of CCA common stock held by CCA and
          Prison Realty management and employee
          shareholders for an aggregate purchase price of
          $10,551. Based on the assumed pro forma common
          share stock price of $3.50 as of the closing
          date, the number of Prison Realty common shares
          to be issued is estimated to be 3,015...........  $10,551
        Issuance of Prison Realty common stock for all
          shares of CCA common stock held by Baron and
          Sodexho for an aggregate purchase price of
          $16,000, or $8,000 each, valued at the lower of
          the June 23, 2000 common share stock price or
          the assumed pro forma common share stock price
          of $3.50 as of the closing date. Based on the
          Prison Realty common stock price of $3.4375 as
          of June 23, 2000, the number of Prison Realty
          common shares to be issued is estimated to be
          4,655...........................................   16,000
                                                            -------
               Prison Realty common stock issued to CCA
                  shareholders............................            $26,551
                                                                      =======
        Prison Realty will also issue to Baron, warrants
          to purchase $2,000 of Prison Realty common stock
          with an exercise price of $0.01. The number of
          common shares to be issued is based upon the
          trading price of Prison Realty's common stock at
          the exercise date. The estimated fair market
          value of the warrants is approximately $2,000.
          Assuming a pro forma common share stock price of
          $3.50, the number of Prison Realty's common
          shares to be issued is estimated to be 571......  $ 2,000
        Prison Realty will also issue to Baron, warrants
          to purchase $1,000 of Prison Realty common
          stock. The number of common shares to be issued
          and the exercise price is based upon the lower
          of the June 23, 2000 Prison Realty stock price
          of $3.4375 or the Prison Realty common stock
          price as of the date the merger is completed.
          The estimated fair market value of the warrants
          is approximately $290. Assuming the stock price
          at June 23, 2000 of $3.4375, the number of
          Prison Realty's common shares to be issued is
          estimated to be 291.............................      290
                                                            -------
               Additional consideration in the form of
                  warrants................................            $ 2,290
                                                                      =======

                   NOTES TO PRO FORMA COMBINED BALANCE SHEET
                      AS OF MARCH 31, 2000 -- (CONTINUED)

B To record the application of Prison Realty's historical investment in CCA in accordance with the purchase method of accounting as prescribed by APB Opinion No. 16.

C To record the payment of estimated merger costs to be capitalized in accordance with the purchase method of accounting as prescribed by APB Opinion No. 16.

D To eliminate CCA's historical intangible assets related to CCA's investment in contracts against the net equity of CCA. The CCA intangible assets related to the historical investment in contracts originated from the December 31, 1998 purchase of management contracts and related assets from Prison Realty.

E To eliminate CCA's liabilities related to CCA's deferred lease credits against CCA's net equity. CCA's deferred lease credits originated from CCA's income deferral of service and incentive fees received from Prison Realty during 1999.

F To eliminate a portion of CCA's lease payable to Prison Realty against CCA's net equity. This portion of CCA's lease payable had been fully reserved by Prison Realty during the first quarter of 2000.

G       To eliminate CCA's interest payable to PZN against CCA's net equity.

H       To eliminate the historical par value of the CCA common stock.

I To eliminate the unamortized portion of the CCA warden deferred compensation. As discussed in Note M, Prison Realty will issue common shares of Prison Realty as part of the merger transactions in exchange for the CCA common shares currently held by the wardens' restricted stock plan.

J       To eliminate CCA's retained earnings balance.

K Pro forma adjustments D through J reduce the CCA paid in capital balance to an amount representing the net liabilities to be acquired by Prison Realty in the merger transactions. This adjustment records the increase in the investment in contracts related to the combined net liabilities assumed by Prison Realty in the merger transactions in accordance with the purchase method of accounting prescribed by APB Opinion No. 16.

L To record the decrease in the investment in contracts related to certain deferred tax assets acquired from CCA in accordance with the purchase method of accounting as prescribed by APB Opinion No. 16.

M To record the value of the Prison Realty common shares to be issued to the CCA wardens' restricted stock plans in exchange for the CCA shares currently held by those plans. The estimated value is based on a Prison Realty common share price of $3.50.

N To record the reduction in the investment in contracts related to Prison Realty's historical deferred gain on sales of contracts to CCA in accordance with the purchase method of accounting as prescribed by APB Opinion No. 16. Prison Realty's deferred gains originated from the sale of management contracts and other assets to CCA in December 1998.

O To record Prison Realty's compensation expense related to the unamortized portion of deferred stock awards previously granted to certain key CCA employees. Due to the merger transactions, the deferred stock awards become fully vested as of the date of Prison Realty's acquisition of CCA.

                   NOTES TO PRO FORMA COMBINED BALANCE SHEET
                      AS OF MARCH 31, 2000 -- (CONTINUED)

P To eliminate the $137,000 note payable from CCA to Prison Realty subsequent to the merger transactions.

Q To eliminate all remaining intercompany assets and liabilities between Prison Realty, and CCA subsequent to the merger transactions.

R To record write-off of previously capitalized transaction costs that are not applicable to the proposed transactions.

S To record the payment of estimated transactional costs related to the proposed transactions that are not eligible to be capitalized in accordance with the provisions of APB Opinion No. 16 and related interpretations. This adjustment includes an estimated $23,850 to be paid to the Fortress/Blackstone investor group and an estimated $2,500 to be paid to Pacific Life as reimbursement of costs.

T To record the effects of recognizing certain deferred tax liabilities in accordance with SFAS No. 109 related to Prison Realty's change in tax status from a REIT to a C-Corporation. As of March 31, 2000, Prison Realty's fixed asset balances on the balance sheet contained book basis versus tax basis differences arising from Old Prison Realty's acquisition of US Corrections Corporation ("USCC") in April 1998 and Prison Realty's acquisition of Old Prison Realty in January 1999. The adjustment is determined as follows:

    USCC related book versus tax differences at March 31,
      2000....................................................  $171,488
    SFAS No. 121 asset impairment of two USCC facilities
      (limited to actual book versus tax differences existing
      at December 31, 1999 for each facility).................   (71,503)
    Old Prison Realty related book versus tax differences at
      March 31, 2000..........................................   362,278
                                                                --------
              Total book versus tax differences in Prison
                 Realty's fixed asset balances at March 31,
                 2000.........................................   462,263
              Statutory tax rate..............................        39%
                                                                --------
                 Deferred tax liability to be recorded........  $180,282
                                                                ========

U To reverse $22,351 of the January 1999 write-off of Prison Realty's deferred tax assets related to the change in Prison Realty's tax status from a REIT to a C-Corporation in accordance with the provisions of SFAS No. 109. This entry also increases the investment in contracts in accordance with the purchase method of accounting prescribed by APB Opinion No. 16 in relation to Prison Realty's acquisition of CCA. The $22,351 deferred tax asset was originally established in connection with Prison Realty's establishment of the deferred gains on sales of contracts to CCA (See Note N).

V To record Prison Realty's current and long term deferred tax assets in accordance with the provisions of SFAS No. 109.

W To apply Prison Realty's unpaid tenant incentive fees, facility preparation fees and construction development fees against the investment in contract balance as Prison Realty will not be required to pay the liabilities to CCA upon consummation of the merger.

                   NOTES TO PRO FORMA COMBINED BALANCE SHEET
                      AS OF MARCH 31, 2000 -- (CONTINUED)

X To record the issuance of $150,000 of Preferred Series B shares to comply with REIT dividend requirements, offset by $3,960 in foreign taxes applicable to certain foreign shareholders resulting in a net of $146,040 in Preferred Series B shares outstanding.

Y To record the assumed immediate conversion of 5% of Preferred Series B shares into common stock of Prison Realty. Based on an assumed conversion price of $3.50 per common share, the assumed number of common shares issued equals 2,086.

Z To record the payment of the estimated costs of issuing the Preferred Series B shares totaling $2,661. Based on the assumed immediate conversion of 5% of the Preferred Series B shares into common shares, an amount of $133 or 5% of the costs have been allocated to the common shares issued upon conversion. The estimated issuance costs of the Preferred Series B and the common shares have been allocated as a reduction to the carrying value of the Preferred Series B and as a reduction to the common stock additional paid-in capital, respectively.

AA To record the appropriate classification of Prison Realty's debt as if the Waiver and Amendments and other financing transactions had occurred on March 31, 2000.

BB To record the payment of estimated loan costs associated with Prison Realty's recently obtained Waiver and Amendment to its existing credit facility including approximately $9,500 paid to the agent and participating lenders.

CC Among other terms and conditions contained in the Waiver and Amendment to Prison Realty's bank credit facility, the Waiver and Amendment includes the following:

        (a) Allows Prison Realty to borrow up to an additional $55 million under terms consistent with the existing bank credit facility at various times during the 2000 calendar year;

        (b) Requires Prison Realty to use commercially reasonable efforts to complete a rights offering of at least $50 million of common stock on or before December 31, 2000 to Prison Realty's then current shareholders, with 40% of any proceeds to be applied to the repayment of Prison Realty's indebtedness under the bank credit facility;

        (c) Requires Prison Realty to effect an offering of securities by a subsidiary of Prison Realty, backed by lease payments from the U.K. government relating to a prison facility located in Salford, England, yielding net cash proceeds to Prison Realty of at least L45,000 on or before February 28, 2001;

        (d) Allows Prison Realty to sell its headquarter real estate for cash proceeds of at least $12,000 and subsequently lease such headquarters from the purchaser on satisfactory terms to the senior lenders under the bank credit facility;

        (e) Allows Prison Realty to complete mergers of each PMSI and JJFMSI, upon the terms and conditions specified in the Waiver and Amendment;

        (f) Requires Prison Realty to pay an additional 0.5% interest rate above the otherwise applicable interest rate through and including September 15, 2000;

                   NOTES TO PRO FORMA COMBINED BALANCE SHEET
                      AS OF MARCH 31, 2000 -- (CONTINUED)

        (g) Requires Prison Realty to pay an additional amendment fee equal to 0.375% of the bank credit facility if the merger transactions with CCA are not completed by September 15, 2000;

        (h) If Prison Realty were to default under the terms and conditions of the Waiver and Amendment, Prison Realty would become subject to a default rate of interest of an additional 2.0% and the lenders could accelerate the maturity of the bank credit facility.

        Due to the subjective nature and uncertainties surrounding the above requirements and that certain of the above requirements are not applicable subsequent to the completion of the merger transactions, Prison Realty has not reflected the pro forma effects of items (a) - (h) in these pro forma financial statements.

                           PRISON REALTY TRUST, INC.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2000
                                  (UNAUDITED)

                                                                                            PRO FORMA
                                                                                           ACQUISITION,
                                                                                         TRANSACTIONS AND    PRISON REALTY
                                                           PRISON REALTY                   ELIMINATION        TRUST, INC.
                                                            TRUST, INC.                    ADJUSTMENTS         PRO FORMA
                                                            (HISTORICAL)       CCA              QQ            NN, OO, PP
                                                           --------------    --------    ----------------    -------------
Revenues:
    Management and other.................................     $     --       $137,952        $     --          $137,952
    Rental...............................................       11,460             --          (9,000)AA          2,460
    Licensing fees.......................................        2,576             --          (2,576)CC             --
    Interest income......................................        3,312             --          (3,312)EE             --
                                                              --------       --------        --------          --------
                                                                17,348        137,952         (14,888)          140,412
                                                              --------       --------        --------          --------
Expenses:
    Operating............................................           --        105,485              --           105,485
    Lease................................................           --         79,314         (80,204)AA            977
                                                                                                1,435BB
                                                                                                  147BB
                                                                                                  285BB
    General and administrative...........................        2,543          6,159              --             8,702
    Write-off of amounts under lease arrangements........        4,000             --          (4,000)JJ             --
    Impairment loss......................................           --             --              --                --
    Depreciation and amortization........................       12,924          2,170          (1,203)GG         15,909
                                                                                                2,073GG
                                                                                                  (55)HH
    Trade name use.......................................           --          2,576          (2,576)CC             --
                                                              --------       --------        --------          --------
                                                                19,467        195,704         (84,098)          131,073
                                                              --------       --------        --------          --------
Operating income (loss)..................................       (2,119)       (57,752)         69,210             9,339
    Equity earnings in subsidiaries and amortization of
      deferred gain......................................       (6,113)            --              --            (6,113)
    Interest (income) expense............................       31,794          4,888          (4,099)DD         26,566
                                                                                               (3,312)EE
                                                                                               (2,705)FF
    Write-off of loan costs..............................           --             --              --                --
    Loss on disposal of assets...........................           --             --              --                --
                                                              --------       --------        --------          --------
Income (loss) before income taxes........................      (27,800)       (62,640)         79,326           (11,114)
Benefit for income taxes.................................           --             --          (3,146)II         (3,146)
                                                              --------       --------        --------          --------
Net income (loss)........................................      (27,800)       (62,640)         82,472            (7,968)
Dividends to preferred shareholders-A....................        2,150             --              --             2,150
Dividends to preferred shareholders-B....................           --             --           4,662KK           4,662
                                                              --------       --------        --------          --------
Net income (loss) available to common shareholders.......     $(29,950)      $(62,640)       $ 77,810          $(14,780)
                                                              ========       ========        ========          ========
Net loss per common share:
    Basic................................................     $  (0.25)           n/a                          $  (0.12)
    Diluted..............................................     $  (0.25)           n/a                          $  (0.12)
Weighted average common shares outstanding, basic........      118,395                          7,670LL         128,151
                                                                                                2,086MM
Weighted average common shares outstanding, diluted......      118,395                          7,670LL         128,151
                                                                                                2,086MM

              NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2000

AA To eliminate the gross rental revenue recognized by Prison Realty and the gross lease expense recognized by CCA pursuant to the lease agreements between Prison Realty and CCA.

BB To eliminate the amortization of deferred fees paid by Prison Realty to CCA pursuant to the Tenant Incentive Agreement, the Business Development Agreement and the Services Agreement.

CC To eliminate the license fee revenue recognized by Prison Realty and the license fee expense recognized by CCA related to licensing fees paid by CCA to Prison Realty.

DD To eliminate the interest expense recognized by CCA related to the interest accrued on the $137,000 CCA Note.

EE To reclassify Prison Realty's historical interest income to conform with the adjusted pro forma presentation.

FF To record the aggregate pro forma decrease in Prison Realty's interest expense related to the following:

        Reduction in pro forma gross interest expense related to
          the pro forma reversal of default rates of interest
          accrued by Prison Realty during the first quarter 2000 as
          if the Waiver and Amendment and other financing
          transactions had occurred on January 1, 2000;............  $(4,577)
        Increase in the pro forma gross interest expense resulting from a pro forma increased interest rate of 0.5% applied
          to Prison Realty's outstanding convertible notes as if
          the other financing transactions associated with the
          convertible notes had occurred on January 1, 2000........       88
        Increase in the pro forma gross interest expense resulting from the pro forma amortization of $10,356 in loan costs
          incurred to obtain the Waiver and Amendment and other
          financing transactions;..................................    1,328
        Increase in the pro forma interest expense due to a pro
          forma decrease in the capitalized interest based on the
          difference between historical and pro forma construction
          in progress balances resulting from the pro forma removal
          of capitalized fees paid to CCA by Prison Realty during
          the first quarter 2000...................................      456
                                                                     -------
          Net pro forma reduction in interest expense..............  $(2,705)
                                                                     =======

        On a pro forma basis for the three months ended March 31, 2000, approximately $4,706 of the combined companies' $34,584 gross interest expense would have been capitalized in construction in progress.

GG To remove the historical amortization of investment in contracts previously recognized by CCA and to record the pro forma amortization of investment in contracts based on the pro forma investment in contracts balance of $91,192 amortized over the pro forma average life (11 years) of the contracts acquired in the merger transactions.

              NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS
            FOR THE THREE MONTHS ENDED MARCH 31, 2000 -- (CONTINUED)

HH To remove the historical depreciation expense recognized by Prison Realty related to capitalized fees paid by Prison Realty to CCA during 2000.

II To adjust Prison Realty's historical income tax provision to reflect the pro forma effective tax rate.

JJ To remove the historical non-recurring write-off of deferred tenant incentive fees recorded by Prison Realty during 2000.

KK To record the effect of the Series B preferred dividends to be accrued as a result of the issuance of $138,738 (net of the assumed conversion of $7,302) of Series B convertible preferred stock as if the equity issuance had occurred on January 1, 1999. The terms of the Series B convertible preferred stock require a 12% PIK dividend during the first three years with a 12% cash dividend thereafter. The 12% PIK dividend results in an increasing dividend payment in each successive quarter.

LL To adjust Prison Realty's outstanding shares for the effects of the new common shares to be issued to CCA shareholders in the merger transactions. The estimated number of Prison Realty common shares to be issued is as follows:

    Value of Prison Realty common shares to be issued......  $10,551
    Estimated share price of Prison Realty common shares at
      the time of issuance.................................  $  3.50
                                                             -------
         Pro forma number of Prison Realty common shares to
           be issued in the merger transactions............             3,015
                                                                       ------
    Value of Prison Realty common shares to be issued......  $16,000
    Estimated share price of Prison Realty common shares at
      the time of issuance.................................  $3.4375
                                                             -------
         Pro forma number of Prison Realty common shares to
           be issued in the merger transactions............             4,655
                                                                       ------
              Total pro forma number of Prison Realty
                 common shares to be issued to CCA
                 shareholders..............................             7,670
                                                                       ======

MM To adjust Prison Realty's outstanding shares for the effects of the assumed immediate conversion of 5% or 2,086 shares of Series C convertible preferred shares into common shares during the conversion periods.

NN Among other terms and conditions contained in the Waiver and Amendment to Prison Realty's bank credit facility, the Waiver and Amendment includes the following:

        (a) Allows Prison Realty to borrow up to an additional $55 million under terms consistent with the existing bank credit facility at various times during the 2000 calendar year;

        (b) Requires Prison Realty to use commercially reasonable efforts to complete a rights offering of at least $50 million of common stock on or before December 31, 2000 to Prison Realty's then current shareholders, with 40% of any proceeds to be applied to the repayment of Prison Realty's indebtedness under the bank credit facility;

              NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS
            FOR THE THREE MONTHS ENDED MARCH 31, 2000 -- (CONTINUED)

        (c) Requires Prison Realty to effect an offering of securities by a subsidiary of Prison Realty, backed by lease payments from the U.K. government relating to a prison facility located in Salford, England, yielding net cash proceeds to Prison Realty of at least L45,000 on or before February 28, 2001;

        (d) Allows Prison Realty to sell its headquarter real estate for cash proceeds of at least $12,000 and subsequently lease such headquarters from the purchaser on satisfactory terms to the senior lenders under the bank credit facility;

        (e) Allows Prison Realty to complete mergers of each PMSI and JJFMSI, upon the terms and conditions specified in the Waiver and Amendment;

        (f) Requires Prison Realty to pay an additional 0.5% interest rate above the otherwise applicable interest rate through and including September 15, 2000;

        (g) Requires Prison Realty to pay an additional amendment fee equal to 0.375% of the bank credit facility if the merger transactions with CCA are not completed by September 15, 2000;

        (h) If Prison Realty were to default under the terms and conditions of the Waiver and Amendment, Prison Realty would become subject to a default rate of interest of an additional 2.0% and the lenders could accelerate the maturity of the bank credit facility.

        Due to the subjective nature and uncertainties surrounding the above requirements and that certain of the above requirements are not applicable subsequent to the completion of the merger transactions, Prison Realty has not reflected the pro forma effects of items (a) - (h) in these pro forma financial statements.

OO CCA expects to incur approximately $1,000 in additional loan costs to obtain a waiver of non-compliance under its credit facility through September 15, 2000. Due to the subjective nature and uncertainties surrounding the expected waiver, Prison Realty has not reflected the pro forma effects of this fee in these pro forma financial statements.

PP Pursuant to the terms of the Agreement and Plan of Merger by and among Prison Realty, CCA and Baron, Baron will receive Prison Realty common stock warrants, resulting in an additional potential dilution in common shares as follows:

           Prison Realty will issue to Baron, warrants to purchase $2,000 of Prison Realty common stock with an exercise price of $0.01. The number of common shares to be issued is based upon the trading price of Prison Realty's common stock at the exercise date. Assuming a pro forma common share stock price of $3.50, the number of Prison Realty's common shares to be issued is estimated to be 571.

           Prison Realty will also issue to Baron, warrants to purchase $1,000 of Prison Realty common stock. The number of common shares to be issued and the exercise price is based upon the lower of the June 23, 2000 Prison Realty stock price of $3.4375 or the Prison Realty common stock price as of the date the merger is completed. Assuming the stock price at June 23, 2000 of $3.4375, the number of Prison Realty's common shares to be issued is estimated to be 291.

              NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS
            FOR THE THREE MONTHS ENDED MARCH 31, 2000 -- (CONTINUED)

           As indicated in Note QQ, the effects of the potential dilution have not been reflected in the pro forma financial statements.

QQ The provisions of SFAS No. 128 prohibit the inclusion of the effects of potentially issuable common shares in periods that a company reports losses from continuing operations. As such, the pro forma statement of operations for the three months ended March 31, 2000 does not include the effects of Prison Realty's potentially issuable common shares such as convertible debt and equity securities, options and warrants.

                           PRISON REALTY TRUST, INC.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                  (UNAUDITED)

                                                                                     PRO FORMA
                                                                                    ACQUISITION,
                                                                                  TRANSACTIONS AND     PRISON REALTY
                                                      PRISON REALTY                 ELIMINATION         TRUST, INC.
                                                       TRUST, INC.                  ADJUSTMENTS          PRO FORMA
                                                      (HISTORICAL)       CCA             UU             RR, SS, TT
                                                      -------------   ---------   ----------------    ---------------
Revenues:
  Management and other..............................    $     --      $ 499,292      $  (8,062)BB        $491,230
  Rental............................................     270,134             --       (263,500)AA           9,580
                                                                                         2,946BB
  Licensing fees....................................       8,699             --         (8,699)CC              --
  Interest income...................................       6,885             --         (6,885)EE              --
                                                        --------      ---------      ---------           --------
                                                         285,718        499,292       (284,200)           500,810
                                                        --------      ---------      ---------           --------
Expenses:
  Operating.........................................          --        376,724          5,634BB          382,358
  Lease.............................................          --        261,546       (263,500)AA           2,473
                                                                                           161BB
                                                                                         4,098BB
                                                                                           168BB
  General and administrative........................      24,125         26,166         (7,100)NN          39,303
                                                                                        (3,888)MM
  Write-off of amounts under lease arrangements.....      65,677             --        (65,677)LL              --
  Impairment loss...................................      76,433             --             --             76,433
  Depreciation and amortization.....................      44,062          8,601         (4,188)HH          56,550
                                                                                         8,290HH
                                                                                          (215)II
  Trade name use....................................          --          8,699         (8,699)CC              --
                                                        --------      ---------      ---------           --------
                                                         210,297        681,736       (334,916)           557,117
                                                        --------      ---------      ---------           --------
Operating income (loss).............................      75,421       (182,444)        50,716            (56,307)
  Equity earnings in subsidiaries and amortization
    of deferred gain................................     (22,886)            --             --            (22,886)
  Interest (income) expense.........................      51,921         20,474        (16,440)DD          52,234
                                                                                        (6,885)EE
                                                                                        (2,706)FF
                                                                                         5,870GG
  Write-off of loan costs...........................      14,567             --             --             14,567
  Loss on disposal of assets........................       1,995             --             --              1,995
                                                        --------      ---------      ---------           --------
Income (loss) before income taxes...................      29,824       (202,918)        70,877           (102,217)
Provision (benefit) for income taxes................      83,200             --        (83,200)JJ         (36,465)
                                                                                       (36,465)KK
                                                        --------      ---------      ---------           --------
Net income (loss)...................................     (53,376)      (202,918)       190,542            (65,752)
Dividends to preferred shareholders -- A............       8,600             --             --              8,600
Dividends to preferred shareholders -- B............          --             --         17,413OO           17,413
                                                        --------      ---------      ---------           --------
Net income (loss) available to common
  shareholders......................................    $(61,976)     $(202,918)     $ 173,129           $(91,765)
                                                        ========      =========      =========           ========
Net loss per common share:
  Basic.............................................    $  (0.54)           n/a                          $  (0.73)
  Diluted...........................................    $  (0.54)           n/a                          $  (0.73)
Weighted average common shares outstanding, basic...     115,097                         7,670PP          124,853
                                                                                         2,086QQ
Weighted average common shares outstanding,
  diluted...........................................     115,097                         7,670PP          124,853
                                                                                         2,086QQ

              NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

AA To eliminate the gross rental revenue recognized by Prison Realty and the gross lease expense recognized by CCA pursuant to the lease agreements between Prison Realty and CCA.

BB To eliminate the amortization of deferred fees paid by Prison Realty to CCA pursuant to the Tenant Incentive Agreement, the Business Development Agreement and the Services Agreement.

CC To eliminate the license fee revenue recognized by Prison Realty and the license fee expense recognized by CCA related to licensing fees paid by CCA to Prison Realty.

DD To eliminate the interest expense recognized by CCA related to the interest accrued on the $137,000 CCA Note.

EE To reclassify Prison Realty's historical interest income to conform with the adjusted pro forma presentation.

FF To remove the historical non-recurring write-off of loan costs resulting from debt refinancing by CCA during 1999 which was charged to interest expense.

GG To record the aggregate pro forma increase in Prison Realty's interest expense related to the following:

        Increase in the pro forma gross interest expense resulting from a pro forma increased interest rate of 0.5% applied
          to Prison Realty's outstanding convertible notes as if the other financing transactions associated with the
          convertible notes had occurred on January 1, 1999;........     350
        Increase in the pro forma gross interest expense resulting from the pro forma amortization of $10,356 in loan costs
          incurred to obtain the Waiver and Amendment and other
          financing transactions as if the Waiver and Amendment and
          other financing transactions had occurred on January 1,
          1999;.....................................................   5,324
        Increase in the pro forma interest expense due to a pro
          forma decrease in the capitalized interest based on the
          difference between historical and pro forma construction
          in progress balances resulting from the pro forma removal
          of capitalized fees paid to CCA by Prison Realty during
          the year ended December 31, 1999 as if the merger
          transactions had occurred on January 1, 1999..............     196
                                                                      ------
          Net pro forma increase in interest expense................  $5,870
                                                                      ======

        On a pro forma basis for the year ended December 31, 1999, approximately $38,080 of the combined companies' $99,905 gross interest expense would have been capitalized in construction in progress.

HH To remove the historical amortization of investment in contracts previously recognized by CCA and to record the pro forma amortization of investment in contracts based on the pro forma investment in contracts balance of $91,192 amortized over the pro forma average life (11 years) of the contracts acquired in the merger transactions.

              NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1999 -- (CONTINUED)

II To remove the historical depreciation expense recognized by Prison Realty related to capitalized fees paid by Prison Realty to CCA during 1999.

JJ To remove the non-recurring effect of the historical write-off of Prison Realty deferred tax assets occurring in January 1999.

KK To adjust Prison Realty's historical income tax provision to reflect the pro forma effective tax rate.

LL To remove the historical non-recurring write-off of deferred tenant incentive fees recorded by Prison Realty during 1999.

MM To remove the historical non-recurring expenses associated with the proposed merger and related transactions that Prison Realty had recorded during 1999.

NN To remove the historical non-recurring effect of the excise tax accrued by Prison Realty as a result of Prison Realty's deferral of the required 1999 dividend payments.

OO To record the effect of the Series B preferred dividends to be accrued as a result of the issuance of $138,738 (net of the assumed conversion of $7,302) of Series B convertible preferred stock as if the equity issuance had occurred on January 1, 1999. The terms of the Series B convertible preferred stock require a 12% PIK dividend during the first three years with a 12% cash dividend thereafter. The 12% PIK dividend results in an increasing dividend payment in each successive quarter.

PP To adjust Prison Realty's outstanding shares for the effects of the new common shares to be issued to CCA shareholders in the merger transactions. The estimated number of Prison Realty common shares to be issued is as follows:

        Value of Prison Realty common shares to be
          issued...........................................  $10,551
        Estimated share price of Prison Realty common
          shares at the time of issuance...................  $  3.50
                                                             -------
             Pro forma number of Prison Realty common
               shares to be issued in the merger
               transactions................................             3,015
                                                                       ------
        Value of Prison Realty common shares to be
          issued...........................................  $16,000
        Estimated share price of Prison Realty common
          shares at the time of issuance...................  $3.4375
                                                             -------
             Pro forma number of Prison Realty common
               shares to be issued in the merger
               transactions................................             4,655
                                                                       ------
             Total pro forma number of Prison Realty common
               shares to be issued to CCA shareholders.....             7,670
                                                                       ======

QQ To adjust Prison Realty's outstanding shares for the effects of the assumed immediate conversion of 5% or 2,086 shares of Series C convertible preferred shares into common shares during the conversion periods.

              NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1999 -- (CONTINUED)

RR Among other terms and conditions contained in the Waiver and Amendment to Prison Realty's bank credit facility, the Waiver and Amendment includes the following:

        (a) Allows Prison Realty to borrow up to an additional $55 million under terms consistent with the existing bank credit facility at various times during the 2000 calendar year;

        (b) Requires Prison Realty to use commercially reasonable efforts to complete a rights offering of at least $50 million of common stock on or before December 31, 2000 to Prison Realty's then current shareholders, with 40% of any proceeds to be applied to the repayment of Prison Realty's indebtedness under the bank credit facility;

        (c) Requires Prison Realty to effect an offering of securities by a subsidiary of Prison Realty, backed by lease payments from the U.K. government relating to a prison facility located in Salford, England, yielding net cash proceeds to Prison Realty of at least L45,000 on or before February 28, 2001;

        (d) Allows Prison Realty to sell its headquarter real estate for cash proceeds of at least $12,000 and subsequently lease such headquarters from the purchaser on satisfactory terms to the senior lenders under the bank credit facility;

        (e) Allows Prison Realty to complete mergers of each PMSI and JJFMSI, upon the terms and conditions specified in the Waiver and Amendment;

        (f) Requires Prison Realty to pay an additional 0.5% interest rate above the otherwise applicable interest rate through and including September 15, 2000;

        (g) Requires Prison Realty to pay an additional amendment fee equal to 0.375% of the bank credit facility if the merger transactions with CCA are not completed by September 15, 2000;

        (h) If Prison Realty were to default under the terms and conditions of the Waiver and Amendment, Prison Realty would become subject to a default rate of interest of an additional 2.0% and the lenders could accelerate the maturity of the bank credit facility.

        Due to the subjective nature and uncertainties surrounding the above requirements and that certain of the above requirements are not applicable subsequent to the completion of the merger transactions, Prison Realty has not reflected the pro forma effects of items (a)-(h) in these pro forma financial statements.

SS CCA expects to incur approximately $1,000 in additional loan costs to obtain a waiver of noncompliance under its credit facility through September 15, 2000. Due to the subjective nature and uncertainties surrounding the expected waiver, Prison Realty has not reflected the pro forma effects of this fee in these pro forma financial statements.

              NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1999 -- (CONTINUED)

TT Pursuant to the terms of the Agreement and Plan of Merger by and among Prison Realty, CCA and Baron, Baron will receive Prison Realty common stock warrants resulting in an additional potential dilution in common shares as follows:

           Prison Realty will issue to Baron, warrants to purchase $2,000 of Prison Realty common stock with an exercise price of $0.01. The number of common shares to be issued is based upon the trading price of Prison Realty's common stock at the exercise date. Assuming a pro forma common share stock price of $3.50, the number of Prison Realty's common shares to be issued is estimated to be 571.

           Prison Realty will also issue to Baron, warrants to purchase $1,000 of Prison Realty common stock. The number of common shares to be issued and the exercise price is based upon the lower of the June 23, 2000 Prison Realty stock price of $3.4375 or the Prison Realty common stock price as of the date the merger is completed. Assuming the stock price at June 23, 2000 of $3.4375, the number of Prison Realty's common shares to be issued is estimated to be 291.

           As indicated in Note UU, the effect of the potential dilution have not been reflected the pro forma financial statements.

UU The provisions of SFAS No. 128 prohibit the inclusion of the effects of potentially issuable common shares in periods that a company reports losses from continuing operations. As such, the pro forma statement of operations for the year ended December 31, 1999 does not include the effects of Prison Realty's potentially issuable common shares such as convertible debt and equity securities, options and warrants.

                                                                      APPENDIX A

                           PRISON REALTY TRUST, INC.

                     ARTICLES OF AMENDMENT AND RESTATEMENT

This is to certify that:

     FIRST: Prison Realty Trust, Inc., a Maryland corporation (the "Corporation"), desires to amend and restate its Charter as currently in effect and as hereinafter amended.

     SECOND: The following provisions are all the provisions of the Charter of the Corporation currently in effect and as hereinafter amended:

                                   ARTICLE I

                                      NAME

     The name of this corporation shall be Corrections Corporation of America (the "Corporation").

                                   ARTICLE II

                                    PURPOSE

     The purpose for which this Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the Maryland General Corporation Law as now or hereinafter in force. The Corporation also shall have all the general powers granted by law to Maryland corporations and all other powers not inconsistent with law that are appropriate to promote and attain its purpose.

                                  ARTICLE III

                      PRINCIPAL OFFICE AND RESIDENT AGENT

     The address of the principal office of the Corporation is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, and the address of the resident agent is 300 East Lombard Street, Baltimore, Maryland 21202.

                                   ARTICLE IV

                                   DIRECTORS

     A. General Powers. The business and affairs of the Corporation shall be managed by its Board of Directors and, except as otherwise expressly provided by law, the Bylaws of the Corporation or this Charter, all of the powers of the Corporation shall be vested in the Board of Directors. This Charter shall be construed with the presumption in favor of the grant of power and authority to the directors.

     B. Number of Directors. The Board of Directors shall consist of such number of directors as shall be determined from time to time by resolution of the Board of Directors in accordance with the Bylaws of the Corporation, except as otherwise required by the Charter; provided that the number of directors shall never be less than the minimum number required by the Maryland General Corporation Law. The Board of Directors shall initially consist of six (6) directors, at least two (2) of which must be Independent Directors. An Independent Director is defined to be an individual who qualifies as a director under the Bylaws of the Corporation but who: (i) is not an officer or employee of the Corporation; (ii) is not the beneficial owner of five percent (5%) or more of any class of equity securities of the Corporation, or any officer, employee or "affiliate" (as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of any such stockholder of the Corporation; or (iii) does not have any economic relationship requiring disclosure under the Exchange Act with the Corporation. The names of the directors of the Corporation are Thomas W. Beasley, C. Ray Bell, Jean-Pierre Cuny, Ted Feldman, Joseph V. Russell and Charles W. Thomas, PhD. A director need not be a stockholder of the Corporation.

     C. Effect of Increase or Decrease in Directors. In the event of any increase or decrease in the number of directors pursuant to the first sentence of Paragraph B above, each director then serving shall nevertheless continue as a director until the expiration of his term and until his successor is duly elected and qualified or his prior death, retirement, resignation or removal.

     D. Service of Directors. Notwithstanding the provisions of this Article IV, each director shall serve until his successor is elected and qualified or until his death, retirement, resignation or removal.

     E. Removal of Directors. Subject to the rights, if any, of any class or series of stock to elect directors and to remove any director whom the holders of any such stock have the right to elect, any director (including persons elected by directors to fill vacancies in the Board of Directors) may be removed from office, with or without cause, only by the affirmative vote of the holders of at least a majority of the votes represented by the shares then entitled to vote in the election of such director. At least thirty (30) days prior to any meeting of stockholders at which it is proposed that any director be removed from office, written notice of such proposed removal shall be sent to the director whose removal will be considered at the meeting.

     F. Directors Elected by Holders of Preferred Stock. During any period when the holders of any series of Preferred Stock (as defined in Article V hereof) have the right to elect additional directors, as provided for or fixed pursuant to the provisions of Article V hereof, then upon commencement and for the duration of the period during which such right continues (i) the then otherwise total and authorized number of directors of the Corporation shall automatically be increased by the number of such additional directors, and such holders of Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director's successor shall have been duly elected and qualified, or until such director's right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his earlier death, disqualification, resignation or removal.

                                   ARTICLE V

                                 CAPITAL STOCK

     The total number of shares of stock which the Corporation shall have authority to issue is four hundred fifty million (450,000,000), of which four hundred million (400,000,000) shares are of a class denominated common stock, $0.01 par value per share (the "Common Stock") and fifty million (50,000,000) shares are of a class denominated preferred stock, $0.01 par value per share (the

"Preferred Stock"). The aggregate par value of all shares of all classes is $4,500,000. Four million three hundred thousand (4,300,000) shares of the Preferred Stock shall be designated as "8.0% Series A Cumulative Preferred Stock" (the "Series A Preferred Stock").

     The Board of Directors may authorize the issuance by the Corporation from time to time of shares of any class of stock of the Corporation or securities convertible or exercisable into shares of stock of any class or classes for such consideration as the Board of Directors determines, or, if issued as a result of a stock dividend or stock split, without any consideration, and all stock so issued will be fully paid and non-assessable by the Corporation. The Board of Directors may create and issue rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities or property. The Board of Directors may classify or reclassify any unissued stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such stock.

     The Corporation reserves the right to make any amendment to the Charter of the Corporation, now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in the Charter of the Corporation, of any outstanding shares of stock.

     Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

     The following is a description of each of the classes of stock of the Corporation and a statement of the powers, preferences and rights of such stock, and the qualifications, limitations and restrictions thereof:

     A. Common Stock.

          1. Voting Rights. Each holder of Common Stock shall be entitled to one vote per share of Common Stock on all matters to be voted on by the stockholders of the Corporation. Notwithstanding the foregoing, (i) holders of Common Stock shall not be entitled to vote on any proposal to amend provisions of the Charter of the Corporation setting forth the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualification, or terms or conditions of redemption of a class or series of Preferred Stock if the proposed amendment would not alter the contract rights of the Common Stock, and (ii) holders of Common Stock shall not be entitled to notice of any meeting of stockholders at which the only matters to be considered are those as to which such holders have no vote by virtue of this Article V, Section A.1.

          2. Dividends and Rights Upon Liquidation. After the provisions with respect to preferential dividends of any series of Preferred Stock, if any, shall have been satisfied, and subject to any other conditions that may be fixed in accordance with the provisions of this Article V, then, and not otherwise, all Common Stock will participate equally in dividends payable to holders of shares of Common Stock when and as declared by the Board of Directors at their discretion out of funds legally available therefor. In the event of voluntary or involuntary dissolution or liquidation of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of Preferred Stock, the holders of Common Stock shall, subject to the additional rights, if any, of the holders of Preferred Stock fixed in accordance with the provisions of this
     Article V, be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

     B. Preferred Stock.

          1. Authorization and Issuance. The Preferred Stock may be issued from time to time upon authorization by the Board of Directors of the Corporation, in such series and with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or other provisions as may be fixed by the Board of Directors, except as otherwise set forth in the Charter.

          2. Voting Rights. The holders of Preferred Stock shall have no voting rights and shall have no rights to receive notice of any meetings, except as required by law, as expressly provided for in the Charter, or as expressly provided in the resolution establishing any series thereof.

     C. Series A Preferred Stock.

          1. Designation and Amount; Fractional Stock; Par Value. There shall be a class of Preferred Stock of the Corporation designated as "8.0% Series A Cumulative Preferred Stock," and the number of shares of stock constituting such series shall be 4,300,000. The Series A Preferred Stock is issuable solely in whole stock and shall entitle the holder thereof to exercise the voting rights, to participate in the distributions and dividends and to have the same benefits as all other holders of Series A Preferred Stock as set forth in this Charter. The par value of each share of Series A Preferred Stock shall be $0.01.

          2. Maturity. The Series A Preferred Stock has no stated maturity and will not be subject to any sinking fund or mandatory redemption.

          3. Rank. The Series A Preferred Stock will, with respect to dividend rights and rights upon liquidation, dissolution or winding-up of the Corporation, rank: (i) senior to all classes or series of Common Stock of the Corporation and to all equity securities ranking junior to the Series A Preferred Stock; (ii) on a parity with all equity securities issued by the Corporation, the terms of which specifically provide that such equity securities rank on a parity with the Series A Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding-up of the Corporation; and (iii) junior to all existing and future indebtedness of the Corporation. The term "equity securities" does not include convertible debt and securities which rank senior to the Series A Preferred Stock prior to conversion.

          4. Dividends. Holders of the Series A Preferred Stock shall be entitled to receive, when and as authorized and declared by the Board of Directors, out of funds legally available for the payment of dividends, cumulative preferential cash dividends at the rate of eight percent (8.0%) per annum of the Liquidation Preference, as hereinafter defined. Such dividends shall be cumulative from the date of original issuance and shall be payable quarterly in arrears on the fifteenth day of January, April, July and October of each year (each, a "Dividend Payment Date"), or, if not a business day, the next succeeding business day. Dividends will accrue from the date of original issuance to the first Dividend Payment Date and thereafter from each Dividend Payment Date to the subsequent Dividend Payment Date. A dividend payable on the Series A Preferred Stock for any partial dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends will be payable to holders of record as they appear in the stock records of the Corporation at the close of business on the applicable record date, which shall be the last business day of March, June, September and December, respectively, or on such other date designated by the Board of Directors of the Corporation for the payment of dividends that is not more than 30 nor less than 10 days prior to the applicable Dividend Payment Date (each, a "Dividend Record Date"). The Series A Preferred Stock will rank senior to the Corporation's Common Stock with respect to the payment of dividends.

     No dividends on Series A Preferred Stock shall be declared by the Board of Directors of the Corporation or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement to which the Corporation is a party, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

     Notwithstanding the foregoing, dividends on the Series A Preferred Stock will accrue whether or not the Corporation has earnings, whether or not there are funds legally available for payment of such dividends and whether or not such dividends are declared. The accrued but unpaid dividends on the Series A Preferred Stock will not bear interest, and holders of shares of Series A Preferred Stock will not be entitled to any distributions in excess of full cumulative distributions described above.

     Except as set forth in the next sentence, no dividends will be declared or paid or set apart for payment on any capital stock of the Corporation or any other series of Preferred Stock ranking, as to dividends, on a parity with or junior to the Series A Preferred Stock (other than a distribution in stock of the Corporation's Common Stock or on stock of any other class of stock ranking junior to the Series A Preferred Stock as to dividends and upon liquidation) for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for such payment on the Series A Preferred Stock for all past dividend periods and the then current dividend period. When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Stock and the shares of any other series of Preferred Stock ranking on a parity as to dividends with the Series A Preferred Stock, all dividends declared upon the Series A Preferred Stock and any other series of Preferred Stock ranking on a parity as to dividends with the Series A Preferred Stock shall be declared pro rata so that the amount of dividends authorized per share of Series A Preferred Stock and such other series of Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Series A Preferred Stock and such other series of Preferred Stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such series of Preferred Stock does not have a cumulative dividend) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Stock which may be in arrears.

     Except as provided in the immediately preceding paragraph, unless full cumulative dividends on the Series A Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past dividend periods and the then current dividend period, no dividends (other than in Common Stock or other stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be declared or made upon the Common Stock, or stock of the Corporation ranking junior to or on a parity with the Series A Preferred Stock as to dividends or upon liquidation, nor shall any Common Stock, or any other stock of the Corporation ranking junior to or on a parity with the Series A Preferred Stock as to dividends or upon liquidation, be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such stock) by the Corporation (except by conversion into or exchange for other stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation). Holders of shares of Series A Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends on the Series A Preferred Stock as provided above. Any dividend payment made on shares of the Series A Preferred Stock shall first be credited against the earliest accrued but unpaid dividend due with respect to such stock which remains payable.

     5. Liquidation Preference. Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Series A Preferred Stock are entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders, a liquidation preference of $25 per share (the "Liquidation Preference"), plus an amount equal to any accrued and unpaid dividends to the date of payment but without interest, before any distribution of assets is made to holders of Common Stock or any other class or series of stock of the Corporation that ranks junior to the Series A Preferred Stock as to liquidation rights. In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the available assets of the Corporation are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series A Preferred Stock and the corresponding amounts payable on all stock of other classes or series of Preferred Stock of the Corporation ranking on a parity with the Series A Preferred Stock in the distribution of assets, then the holders of shares of the Series A Preferred Stock and all other such classes or series of Preferred Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

     Holders of shares of Series A Preferred Stock will be entitled to written notice of any such liquidation. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of shares of Series A Preferred Stock will have no right or claim to any of the remaining assets of the Corporation. The consolidation or merger of the Corporation with or into any other trust, corporation or entity or of any other corporation with or into the Corporation, or the sale, lease or conveyance of all or substantially all of the property or business of the Corporation, shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

     6. Redemption. Shares of the Series A Preferred Stock are not redeemable prior to January 30, 2003. On and after January 30, 2003, the Corporation, at its option upon not less than thirty (30) nor more than sixty (60) days' written notice, may redeem the Series A Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25 per share, plus all accrued and unpaid dividends thereon to the date fixed for redemption (except as provided below), without interest. Holders of shares of Series A Preferred Stock to be redeemed shall surrender any certificates representing such shares of Series A Preferred Stock at the place designated in such notice and shall be entitled to the redemption price and any accrued and unpaid dividends payable upon such redemption following such surrender. If notice of redemption of any shares of Series A Preferred Stock has been given and if the funds necessary for such redemption have been set aside by the Corporation in trust for the benefit of the holders of any shares of Series A Preferred Stock so called for redemption, then from and after the redemption date dividends will cease to accrue on such shares of Series A Preferred Stock, such shares of Series A Preferred Stock shall no longer be deemed outstanding and all rights of the holders of such stock will terminate, except the right to receive the redemption price. If less than all of the outstanding shares of Series A Preferred Stock are to be redeemed, the shares of Series A Preferred Stock to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional stock) or by any other equitable method determined by the Corporation.

     Unless full cumulative dividends on all shares of Series A Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, no shares of Series A Preferred Stock shall be redeemed unless all outstanding shares of Series A Preferred Stock are simultaneously redeemed and the Corporation shall not purchase or otherwise acquire directly or indirectly any shares of Series A Preferred Stock (except by exchange for capital stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation); provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series A Preferred Stock. So long as no dividends are in arrears, the Corporation shall be entitled at any time and from time to time to repurchase shares of Series A Preferred Stock in open-market transactions duly authorized by the Board of Directors and effected in compliance with applicable laws.

     Notice of redemption will be given by publication in a newspaper of general circulation in the City of New York, such publication to be made once a week for two (2) successive weeks commencing not less than thirty (30) nor more than sixty (60) days prior to the redemption date. A similar notice will be mailed by the Corporation, postage prepaid, not less than thirty (30) nor more than sixty
(60) days prior to the redemption date, addressed to the respective holders of record of the Series A Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Corporation. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the redemption price; (iii) the number of shares of Series A Preferred Stock to be redeemed;
(iv) the place or places where the certificates representing the shares of Series A Preferred Stock are to be surrendered for payment of the redemption price; and (v) that dividends on the stock to be redeemed will cease to accrue on such redemption date. If less than all of the shares of Series A Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series A Preferred Stock held by such holder to be redeemed.

     Immediately prior to any redemption of shares of Series A Preferred Stock, the Corporation shall pay, in cash, any accumulated and unpaid dividends through the redemption date. Except as provided above, the Corporation will make no payment or allowance for unpaid dividends, whether or not in arrears, on shares of Series A Preferred Stock which are redeemed.

     7. Voting Rights. Holders of the shares of Series A Preferred Stock will not have any voting rights, except as set forth below.

     Whenever dividends on any shares of Series A Preferred Stock shall be in arrears for four or more quarterly periods (a "Preferred Dividend Default"), the holders of such Series A Preferred Stock (voting together as a class with all other series of Preferred Stock ranking on a parity with the Series A Preferred Stock as to dividends or upon liquidation ("Parity Preferred") upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of a total of two additional directors of the Corporation (the "Preferred Stock Directors") at a special meeting called by the holders of record of at least twenty percent (20%) of the shares of Series A Preferred Stock and the holders of record of at least twenty percent (20%) of the shares of any series of Parity Preferred so in arrears (unless such request is received less than ninety (90) days before the date fixed for the next annual or special meeting of the stockholders) or at the next annual meeting of stockholders, and at such subsequent annual meeting until all dividends accumulated on such shares of Series A Preferred Stock for the past dividend periods and the dividend for the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment. A quorum for any such meeting shall exist if at least a majority of the outstanding shares of Series A Preferred Stock and shares of Parity Preferred upon which like voting rights have been conferred and are exercisable are represented in person or by proxy at such meeting. Such Preferred Stock Directors shall be elected upon affirmative vote of a plurality of the shares of Series A Preferred Stock and such Parity Preferred present and voting in person or by proxy at a duly called and held meeting at which a quorum is present. If and when all accumulated dividends and the dividend for the then current dividend period on the shares of Series A Preferred Stock shall have been paid in full or set aside for payment in full, the holders thereof shall be divested of the foregoing voting rights (subject to revesting in the event of each and every Preferred Dividend Default) and, if all accumulated dividends and the dividend for the then current dividend period have been paid in full or set aside for payment in full on all series of Parity Preferred upon which like voting rights have been conferred and are exercisable, the term of office of each Preferred Stock Director so elected shall immediately terminate. Any Preferred Stock Director may be removed at any time with or without cause by, and shall not be removed otherwise than by the vote of, the holders of record of a majority of the outstanding shares of Series A Preferred Stock and all series of Parity Preferred upon which like voting rights have been conferred and are exercisable (voting together as a class). So long as a Preferred Dividend Default shall continue, any vacancy in the office of a Preferred Stock Director may be filled by written consent of the Preferred Stock Directors remaining in office, or if none remains in office, by a vote of the holders of record of a majority of the outstanding shares of Series A Preferred Stock when they have the voting rights described above (voting together as a class with all series of Parity Preferred upon which like voting rights have been conferred and are exercisable). The Preferred Stock Directors shall each be entitled to one vote per director on any matter.

     So long as any shares of Series A Preferred Stock remain outstanding, the Corporation will not, without the affirmative vote or consent of the holders of at least two-thirds of the shares of Series A Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a class), (a) authorize or create, or increase the authorized or issued amount of, any class or series of shares of stock ranking prior to the Series A Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up or reclassify any authorized shares of stock of the Corporation into such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares of stock, or (b) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise (an "Event"), so as to materially and adversely affect any right, preference, privilege or voting power of the shares of Series A Preferred Stock or the holders thereof; provided, however, with respect to the occurrence of any Event set forth in (b) above, so long as the shares of Series A Preferred Stock remain outstanding with the terms thereof materially unchanged, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of holders of the shares of Series A Preferred Stock and provided further that (i) any increase in the amount of the authorized Preferred Stock or the creation or issuance of any other series of Preferred Stock, or (ii) any increase in the amount of authorized shares of such series, in each case ranking on a parity with or junior to the Series A Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

     The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series A Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

     8. Conversion. Shares of the Series A Preferred Stock are not convertible into or exchangeable for any other property or securities of the Corporation.

     9. Definitions. Terms defined in this Article V, Paragraph C shall apply only in respect of the Series A Preferred Stock.

                                   ARTICLE VI

              LIMITATION ON PERSONAL LIABILITY AND INDEMNIFICATION
                           OF DIRECTORS AND OFFICERS

     To the maximum extent that Maryland law in effect from time to time permits limitation of liability of directors or officers of corporations, no person who at any time was or is a director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this provision, nor the adoption or amendment of any other provision of the charter or the Bylaws of the Corporation inconsistent with this provision, shall limit or eliminate in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                                  ARTICLE VII

                              OTHER CONSTITUENCIES

     In considering the effect of a potential acquisition of control of the Corporation, the Board of Directors of the Corporation may, but shall not be required to, consider the effect of the potential acquisition of control on: (i) stockholders, employees, suppliers, customers and creditors of the Corporation; and (ii) communities in which offices or other establishments of the Corporation are located.

     THIRD: The amendment to and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors of the Corporation, has been approved by a majority of the entire Board of Directors and has been approved by the stockholders of the Corporation.

     FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

     FIFTH: The name and address of the Corporation's current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.

     SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article IV, Section B of the foregoing amendment and restatement of the charter.

     SEVENTH: Immediately before the amendments to the charter of the Corporation as hereinabove set forth, the total number of shares of stock of all classes that the Corporation had authority to issue was three hundred twenty million (320,000,000), of which three hundred million (300,000,000) were common stock, $0.01 par value per share, and twenty million (20,000,000) were preferred stock, $0.01 par value per share. The aggregate par value of all shares of all classes was $3,200,000. After the amendments to the charter, the total number of shares of stock of all classes that the Corporation has authority to issue is four hundred fifty million (450,000,000), of which four hundred million (400,000,000) shares are common stock, $.01 par value per share, and fifty million (50,000,000) are preferred stock, $0.01 par value per share. The aggregate par value of all shares of all classes is $4,500,000. The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemptions of each class were not changed by the amendments.

     EIGHTH: The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation, and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury. yes

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and
attested to by its Secretary on this        day of           , 2000.

ATTEST:                                      PRISON REALTY TRUST, INC.
By:                                          By:
------------------------------------------   ------------------------------------------ (seal)
    Title: Secretary                             Title: President

                                                                      APPENDIX B

                          AGREEMENT AND PLAN OF MERGER

                           DATED AS OF JUNE 30, 2000,

                                  BY AND AMONG

            PRISON REALTY TRUST, INC. AND CCA ACQUISITION SUB, INC.,

                                      AND

                      CORRECTIONS CORPORATION OF AMERICA.

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
ARTICLE I -- THE MERGER.....................................................   B-2
  Section 1.01  The Merger..................................................   B-2
  Section 1.02  Closing.....................................................   B-2
  Section 1.03  Effective Time..............................................   B-2
  Section 1.04  Effects of the Merger.......................................   B-2
  Section 1.05  Constituent Documents.......................................   B-2
  Section 1.06  Directors...................................................   B-2
  Section 1.07  Officers....................................................   B-2
ARTICLE II -- EFFECT OF THE MERGER ON THE CAPITAL SHARES, INDEBTEDNESS AND
              AGREEMENTS OF THE CONSTITUENT ENTITIES; EXCHANGE OF
              CERTIFICATES..................................................   B-3
  Section 2.01  Effect on Capital Shares, Indebtedness and Agreements.......   B-3
  Section 2.02  Exchange of Certificates....................................   B-3
  Section 2.03  Qualified Plans.............................................   B-4
  Section 2.04  Restricted Stock Plans......................................   B-5
  Section 2.05  Warrants to Purchase CCA Common Stock.......................   B-5
  Section 2.06  Fractional Shares...........................................   B-5
  Section 2.07  Lost Certificates...........................................   B-5
ARTICLE III -- REPRESENTATIONS AND WARRANTIES...............................   B-6
  Section 3.01  Representations and Warranties of Prison Realty.............   B-6
  Section 3.02  Representations and Warranties of CCA Sub...................  B-21
  Section 3.03  Representations and Warranties of CCA.......................  B-23
ARTICLE IV -- COVENANTS RELATING TO CONDUCT OF BUSINESS.....................  B-32
  Section 4.01  Covenants of Prison Realty..................................  B-32
  Section 4.02  Covenants of CCA Sub........................................  B-32
  Section 4.03  Covenants of CCA............................................  B-32
  Section 4.04  No Solicitation by Prison Realty............................  B-34
  Section 4.05  No Solicitation by CCA......................................  B-35
ARTICLE V -- ADDITIONAL AGREEMENTS..........................................  B-36
  Section 5.01  Preparation of the Proxy Statement and Registration
                Statement...................................................  B-36
  Section 5.02  Access to Information.......................................  B-37
  Section 5.03  Shareholders' Meetings......................................  B-37
  Section 5.04  Reasonable Best Efforts.....................................  B-38
  Section 5.05  Benefits Matters............................................  B-38
  Section 5.06  Fees and Expenses...........................................  B-38
  Section 5.07  Indemnification, Exculpation and Insurance..................  B-38
  Section 5.08  Transfer Taxes..............................................  B-39
  Section 5.09  Stock Exchange Listing......................................  B-39
  Section 5.10  Tax-Free Reorganization.....................................  B-39
  Section 5.11  Shareholders' Agreement.....................................  B-39
  Section 5.12  Lock-Up Agreement...........................................  B-39
  Section 5.13  Equity Incentive Plan.......................................  B-39
  Section 5.14  Change of Corporate Name....................................  B-39

                                                                              PAGE
                                                                              ----
ARTICLE VI -- CONDITIONS PRECEDENT..........................................  B-40
  Section 6.01  Conditions to Each Party's Obligation To Effect the
                Merger......................................................  B-40
  Section 6.02  Conditions to Obligation of Prison Realty and CCA Sub To
                Effect the Merger...........................................  B-40
  Section 6.03  Conditions to Obligation of CCA To Effect the Merger........  B-41
  Section 6.04  Frustration of Closing Conditions...........................  B-41
ARTICLE VII -- TERMINATION AND AMENDMENT....................................  B-42
  Section 7.01  Termination.................................................  B-42
  Section 7.02  Effect of Termination.......................................  B-43
  Section 7.03  Amendment...................................................  B-43
  Section 7.04  Extension; Waiver...........................................  B-43
  Section 7.05  Procedure for Termination, Amendment, Extension or Waiver...  B-43
ARTICLE VIII -- GENERAL PROVISIONS..........................................  B-43
  Section 8.01  Nonsurvival of Representations and Warranties...............  B-43
  Section 8.02  Notices.....................................................  B-43
  Section 8.03  Definitions; Interpretation.................................  B-44
  Section 8.04  Counterparts................................................  B-45
  Section 8.05  Entire Agreement; No Third-Party Beneficiaries; Rights of
                Ownership...................................................  B-45
  Section 8.06  Governing Law...............................................  B-45
  Section 8.07  Publicity...................................................  B-45
  Section 8.08  Assignment..................................................  B-45
  Section 8.09  Enforcement.................................................  B-46

                          EXHIBITS TO MERGER AGREEMENT

Exhibit A   --  Form of Lock-Up Agreement

                         SCHEDULES TO MERGER AGREEMENT

Schedule 1.06    --  Directors of Surviving Company
Schedule 1.07    --  Officers of Surviving Company
Schedule 3.01    --  Prison Realty Disclosure Schedule
Schedule 3.03    --  CCA Disclosure Schedule

                          AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER, dated as of June 30, 2000 (the "Agreement"), is by and among PRISON REALTY TRUST, INC., a Maryland corporation ("Prison Realty"), CCA ACQUISITION SUB, INC., a Tennessee corporation and a wholly-owned subsidiary of Prison Realty ("CCA Sub"), and CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("CCA").

                                  WITNESSETH:

     WHEREAS, the Boards of Directors of CCA, CCA Sub and Prison Realty have approved the merger of CCA with and into CCA Sub (the "Merger") upon the terms and subject to the conditions set forth in this Agreement;

     WHEREAS, the Merger requires the approval by the affirmative vote of the holders of eighty percent (80%) of the Class A common stock, $0.01 par value per share (the "CCA Class A Common Stock"), and the Class B common stock, $0.01 par value per share (the "CCA Class B Common Stock" and, together with the CCA Class A Common Stock, the "CCA Common Stock"), of CCA, voting together as a single class, as well as the separate consent of Baron Asset Fund ("Baron"), a Massachusetts business trust and holder of approximately sixteen and nine-tenths percent (16.9%) of the CCA Class A Common Stock (collectively, the "CCA Shareholder Approval");

     WHEREAS, in connection with the Merger, Prison Realty intends to amend and restate its charter and intends to alter its operating structure such that Prison Realty will not qualify as a real estate investment trust (a "REIT") as defined by the Internal Revenue Code of 1986, as amended (the "Code"), commencing with its taxable year ending December 31, 2000, which actions require approval by the affirmative vote of the holders of two-thirds (2/3) of the outstanding shares of common stock, $0.01 par value per share, of Prison Realty (the "Prison Realty Common Stock") (the "Prison Realty Stockholder Approval");

     WHEREAS, Prison Realty, CCA Sub and CCA desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger; and

     WHEREAS, for federal income tax purposes, it is intended that the Merger qualify as a reorganization within the meaning of Section 368(a) of the Code, and this Agreement is intended to be and is adopted as a plan of reorganization with respect to the Merger.

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:


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                                   ARTICLE I

                                   THE MERGER

     Section 1.01 The Merger. At the Effective Time (as defined in Section 1.03 herein) and subject to and upon the terms and conditions of this Agreement, and in accordance with the Tennessee Business Corporation Act (the "TBCA"), CCA shall be merged with and into CCA Sub, whereupon the separate corporate existence of CCA shall cease and CCA Sub shall continue as the surviving company. Following the Merger, CCA Sub (the "Surviving Company") shall succeed to and assume all the rights and obligations of CCA in accordance with the TBCA.

     Section 1.02 Closing. Unless this Agreement shall have been terminated and the transactions contemplated herein abandoned pursuant to Section 7.01, and subject to the satisfaction or waiver of the conditions set forth in Article VI, the closing of the Merger (the "Closing") will take place at 10:00 a.m., local time, on a date to be specified by the parties, which shall be no later than the fifth business day following the satisfaction or waiver of all the conditions set forth in Article VI herein which by their terms are capable of being satisfied prior to the Closing (the "Closing Date"), at the offices of Stokes & Bartholomew, P.A. in Nashville, Tennessee, unless another time, date or place is agreed to by the parties hereto.

     Section 1.03 Effective Time. Subject to the provisions of this Agreement, as promptly as practicable on the Closing Date, articles of merger and all other appropriate documents (in any such case, the "Articles of Merger") shall be duly prepared, executed, acknowledged and filed by the parties in accordance with the relevant provisions of the TBCA with the Secretary of State of the State of Tennessee (the "Tennessee Secretary of State"). The Merger shall become effective on the Closing Date at the time of day specified in the Articles of Merger filed with the Tennessee Secretary of State (the "Effective Time").

     Section 1.04 Effects of the Merger. At the Effective Time, the Merger shall have the effects set forth in Section 48-21-108 of the TBCA. Without limiting the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of CCA and CCA Sub shall vest in the Surviving Company, and all debts, liabilities and duties of CCA and CCA Sub shall become the debts, liabilities and duties of the Surviving Company.

     Section 1.05 Constituent Documents.

     (a) Charter. The charter of CCA Sub as in effect immediately prior to the Effective Time shall continue to be the charter of the Surviving Company (with such amendments as may be set forth in the Articles of Merger in accordance with this Agreement) until thereafter changed or amended as provided therein or by applicable law.

     (b) Bylaws. The bylaws of CCA Sub as in effect immediately prior to the Effective Time shall continue to be the bylaws of the Surviving Company until thereafter changed or amended as provided therein or by applicable law.

     Section 1.06 Directors. The persons named in Schedule 1.06 attached hereto shall be the directors of the Surviving Company, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

     Section 1.07 Officers. The persons named in Schedule 1.07 attached hereto shall be the officers of the Surviving Company, serving in such capacity as is set forth on Schedule 1.07 until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.


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                                   ARTICLE II

          EFFECT OF THE MERGER ON THE CAPITAL SHARES, INDEBTEDNESS AND AGREEMENTS OF THE CONSTITUENT ENTITIES; EXCHANGE OF CERTIFICATES

     Section 2.01 Effect on Capital Shares, Indebtedness and Agreements. By virtue of the Merger and without any action on the part of Prison Realty, CCA Sub, CCA or the holders of the Constituent Capital Stock (as defined herein):

          (a) Cancellation of Certain Shares, Indebtedness and Agreements. As of the Effective Time: (i) each share of Constituent Capital Stock that is owned by any of the parties hereto or their Subsidiaries (as defined in Section 8.03 herein) (except for any shares of Prison Realty Stock (as defined in Section 3.01(c) herein) owned by CCA Sub which are to be delivered as the CCA Merger Consideration) shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor; (ii) any indebtedness between any of the parties hereto shall be canceled and shall cease to exist and no consideration shall be delivered therefor; and (iii) all agreements between any of the parties hereto shall be canceled and shall cease to exist. For purposes hereof, the term "Constituent Capital Stock" means collectively the Prison Realty Stock and the CCA Common Stock.

          (b) Conversion of CCA Common Stock. As of the Effective Time, each issued and outstanding share of CCA Common Stock (other than shares canceled pursuant to subparagraph (a) above) shall be converted into the right to receive that number of shares of Prison Realty Common Stock (collectively, the "CCA Merger Consideration") determined by: (i) multiplying $20,000,000 by a fraction, the numerator of which shall be the total number of shares of CCA Common Stock outstanding immediately prior to the Effective Time which are not to be canceled pursuant to subparagraph
     (a) above, and the denominator of which shall be the total number of shares of CCA Common Stock outstanding immediately prior to the Effective Time, inclusive of shares which are to be canceled pursuant to subparagraph (a) above; (ii) dividing the amount determined under clause (i) by the Prison Realty Closing Price (as herein defined); and (iii) dividing the amount determined under clause (ii) by the total number of shares of CCA Common Stock outstanding immediately prior to the Effective Time which are not to be canceled pursuant to subparagraph (a) above. All computations made in accordance with the preceding sentence shall be rounded to two decimal places. As of the Effective Time, each issued and outstanding share of CCA Common Stock converted into Prison Realty Common Stock in accordance herewith shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares of CCA Common Stock shall cease to have any rights with respect thereto except the right to receive the CCA Merger Consideration, without interest thereon. Shares of Prison Realty Common Stock that are issued in exchange for shares of CCA Common Stock which are subject to forfeiture under the CCA Restricted Stock Plan (as defined in
     Section 2.04 herein) shall become subject to the terms and restrictions of the Prison Realty Restricted Stock Plan (as defined in Section 2.04 herein) in accordance with Section 2.04. All remaining shares of Prison Realty Common Stock issued in the CCA Merger shall be subject to the terms and conditions of a Lock-Up Agreement (as defined in Section 5.12 herein). For purposes hereof, the term "Prison Realty Closing Price" means the average closing price of Prison Realty Common Stock over the five trading days ending two trading days prior to the Closing Date.

     Section 2.02 Exchange of Certificates.

     (a) Exchange. Immediately after the Effective Time, Prison Realty shall exchange certificates representing CCA Common Stock (each, a "CCA Certificate" and, collectively, the "CCA


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Certificates") for the CCA Merger Consideration. Promptly after the Effective
Time, Prison Realty shall send to each holder of shares of CCA Common Stock (other than Prison Realty or any of its Subsidiaries) at the Effective Time a letter of transmittal for use in such exchange (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the CCA Certificates to Prison Realty) and instructions for use in effecting the surrender of the CCA Certificates for payment therefor.

     (b) Exchange of Certificates. Each holder of shares of CCA Common Stock that have been converted into the right to receive the CCA Merger Consideration will be entitled to receive, upon surrender to Prison Realty of a CCA Certificate, together with a properly completed letter of transmittal, the CCA Merger Consideration in respect of each share of CCA Common Stock represented by such CCA Certificate. Until so surrendered, each such CCA Certificate shall, after the Effective Time, represent for all purposes only the right to receive such CCA Merger Consideration.

     (c) Form of Certain Transfers. If any portion of the CCA Merger Consideration is to be paid to a person (as defined in Section 8.03 herein) other than the person in whose name a CCA Certificate is registered, it shall be a condition to such payment that the CCA Certificate so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such payment shall pay to Prison Realty any transfer or other taxes required as a result of such payment to a person other than the registered holder of such CCA Certificate or establish to the satisfaction of Prison Realty that such tax has been paid or is not payable.

     (d) Transfers After the Effective Time. After the Effective Time, there shall be no further registration of transfers of shares of CCA Common Stock. If, after the Effective Time, CCA Certificates are presented to Prison Realty or the Surviving Company, they shall be canceled and promptly exchanged for the consideration provided for, in accordance with the procedures set forth in this Article.

     (e) Unclaimed Shares. Neither Prison Realty nor the Surviving Company shall be liable to any holder of CCA Common Stock for any amount paid to a public official pursuant to applicable abandoned property laws.

     (f) Dividends. No dividends, interest or other distributions with respect to securities of Prison Realty constituting part of the CCA Merger Consideration shall be paid to the holder of any unsurrendered CCA Certificates until such CCA Certificates are surrendered as provided in this Section. Upon such surrender, there shall be paid, without interest, to the person in whose name the securities of Prison Realty have been registered, all dividends, interest and other distributions payable in respect of such securities on a date subsequent to, and in respect of a record date after, the Effective Time.

     Section 2.03 Qualified Plans. As of the Effective Time, Prison Realty shall adopt the Corrections Corporation of America 401(k) Savings and Retirement Plan (the "CCA 401(k) Plan"), and shall cause benefits under the Prison Realty 401(k) Savings and Retirement Plan (the "Prison Realty 401(k) Plan") to cease to accrue. After the Effective Time, the Prison Realty 401(k) Plan and the CCA Prison Realty Trust Employee Savings and Stock Ownership Plan (the "Prison Realty ESOP") (the benefits under which ceased to accrue as of December 31,
1998) may, at the discretion of Prison Realty, be maintained as frozen plans in compliance with applicable law. Prior to the Effective Time, Prison Realty and CCA shall take all actions (including, if appropriate, amending the terms of the CCA 401(k) Plan, the Prison Realty 401(k) Plan and the Prison Realty ESOP) that are necessary to give effect to the transactions contemplated by this Section.


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     Section 2.04 Restricted Stock Plans.  As of the Effective Time, the
Correctional Management Services Corporation 1998 Restricted Stock Plan (the "CCA Restricted Stock Plan") shall be merged into a new restricted stock plan (the "Prison Realty Restricted Stock Plan") with terms and conditions similar to those of the CCA Restricted Stock Plans, except that any shares forfeited under the Prison Realty Restricted Stock Plan shall be forfeited to all plan participants. Prison Realty, CCA Sub and CCA shall take all actions that are necessary to give effect to the transactions contemplated by this Section.

     Section 2.05 Warrants to Purchase CCA Common Stock. At the Effective Time, each warrant to purchase shares of CCA Common Stock (the "CCA Warrants"), whether or not exercisable, shall be deemed to constitute a warrant to acquire, on substantially the same terms and conditions as were applicable to the original warrant to which it relates (a "Substitute Warrant"), the same number of shares of Prison Realty Common Stock as the holder of such warrant would have been entitled to receive pursuant to the Merger had such holder exercised such CCA Warrant in full immediately prior to the Effective Time, at a price per share of Prison Realty Common Stock computed in compliance with the terms of such CCA Warrant; provided, however, that the number of shares of Prison Realty Common Stock that may be purchased upon exercise of such Substitute Warrant shall not include any fractional share. Prior to the Effective Time, CCA will use its best efforts to obtain such consents, if any, as may be necessary to give effect to the transactions contemplated by this Section. In addition, prior to the Effective Time, CCA will use its best efforts to make any amendments to the terms of the CCA Warrants that are necessary to give effect to the transactions contemplated by this Section. Except as contemplated by this Section, CCA will not, after the date hereof, without the written consent of Prison Realty, amend any outstanding CCA Warrants. Prison Realty, CCA Sub and CCA shall take all actions that are necessary to give effect to the transactions contemplated by this Section, including without limitation such actions, if any, as are described in the CCA Warrants.

     Section 2.06 Fractional Shares. No fractional shares of Prison Realty Common Stock shall be issued to shareholders of CCA in connection with the Merger, but in lieu thereof each holder of shares of CCA Common Stock otherwise entitled to receive as a result of the Merger a fractional share of Prison Realty Common Stock shall be entitled to receive a cash payment (without interest), rounded to the nearest cent, representing such holder's proportionate interest in the net proceeds resulting from the sale (after deduction of all expenses resulting from such sale) on the New York Stock Exchange ("NYSE") through one or more of its member firms of the fractional shares of Prison Realty Common Stock all holders of shares of CCA Common Stock would otherwise be entitled to receive as a result of the Merger.

     Section 2.07 Lost Certificates. If any CCA Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such CCA Certificate to be lost, stolen or destroyed and, if required by the Surviving Company, the posting by such person of a bond, in such reasonable amount as the Surviving Company may direct, as indemnity against any claim that may be made against it with respect to such CCA Certificate, Prison Realty (or its duly appointed transfer agent) will issue in exchange for such lost, stolen or destroyed CCA Certificate the CCA Merger Consideration to be paid in respect of the shares represented by such CCA Certificates as contemplated by this Article.


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                                  Article III

                         REPRESENTATIONS AND WARRANTIES

     Section 3.01 Representations and Warranties of Prison Realty. Except as set forth in Prison Realty SEC Documents (as defined in Section 3.01(e) herein) filed with the Securities and Exchange Commission (the "SEC") and publicly available prior to the date hereof (the "Prison Realty Filed SEC Documents") or on the Disclosure Schedule delivered by Prison Realty to CCA prior to the execution of this Agreement (the "Prison Realty Disclosure Schedule"), which Prison Realty Disclosure Schedule constitutes a part hereof and is true and correct in all material respects, Prison Realty hereby represents and warrants to CCA as follows:

          (a) Organization and Authority. Prison Realty is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Maryland with full corporate power and authority to own its properties and conduct its business as now conducted and is duly qualified or authorized to do business and is in good standing in all jurisdictions where the failure to so qualify could have a material adverse effect (as defined in Section 8.03 herein). Prison Realty has all requisite corporate power and authority, and has been duly authorized by all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its assets and properties and to conduct its business as it is now being conducted and is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the failure to do so could have a material adverse effect upon the conduct of its business or the ownership or leasing of property by it in such jurisdiction.

          (b) Subsidiaries.

             (i) Except for CCA Sub, the only direct or indirect Subsidiaries of Prison Realty are those listed in Section 3.01(b) of the Prison Realty Disclosure Schedule. Except for Prison Realty's ownership of all of the issued and outstanding common stock of CCA Sub and except for the ownership interests set forth in Section 3.01(b) of the Prison Realty Disclosure Schedule, Prison Realty does not own or control, directly or indirectly, a 50% or greater capital stock interest in a corporation, a general partnership interest or a 50% or greater limited partnership interest in a partnership, or a managing membership interest or a 50% or greater membership interest in a limited liability company, association or other entity or project.

             (ii) Except for CCA Sub or the entities listed in Section 3.01(b) of the Prison Realty Disclosure Schedule, Prison Realty does not hold, directly or indirectly, any equity interest or equity investment in any corporation, partnership, association or other entity.

             (iii) Except as set forth in Section 3.01(b) of the Prison Realty Disclosure Schedule, all of the issued and outstanding shares of capital stock of, or other equity interests in, each Subsidiary of Prison Realty have been validly issued, are fully paid and nonassessable and are owned, directly or indirectly, by Prison Realty free and clear of any Liens (as hereinafter defined) and there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating any Subsidiary of Prison Realty to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of its capital stock or obligating it to grant, extend or enter into any such agreement or commitment.


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



          (c) Capital Structure of Prison Realty. The authorized stock of Prison Realty consists of 300,000,000 shares of Prison Realty Common Stock and 20,000,000 shares of preferred stock, $0.01 par value per share, of Prison Realty, of which 4,300,000 shares have been designated Series A Preferred Stock (the "Prison Realty Series A Preferred Stock" and, collectively with the Prison Realty Common Stock, the "Prison Realty Stock"). At the close of business on June 22, 2000, (A) 118,409,619 shares of Prison Realty Common Stock were outstanding, (B) 4,300,000 shares of Prison Realty Series A Preferred Stock were outstanding, (C) options ("Prison Realty Options") to acquire 2,396,734 shares of Prison Realty Common Stock from Prison Realty pursuant to Prison Realty's equity incentive plans ("Prison Realty Stock Plans") listed on the Prison Realty Disclosure Schedule were outstanding, (D) 294,897 deferred share awards ("Prison Realty Deferred Share Awards") granted pursuant to Prison Realty Stock Plans were outstanding, (E) subordinated notes ("Prison Realty Notes") convertible into 2,962,336 shares of Prison Realty Common Stock were outstanding, and (F) options to purchase 70,000 shares of Prison Realty Common Stock not granted under any equity incentive plan to Joseph
     F. Johnson, Jr. (the "Johnson Option"), as set forth in Section 3.01(c) of the Prison Realty Disclosure Schedule, were outstanding. Other than as set forth above, at the close of business on June 22, 2000, there were outstanding no shares of Prison Realty Stock or any other class or series of stock of Prison Realty or options, warrants or other rights to acquire Prison Realty Stock or any other class or series of stock of Prison Realty from Prison Realty. No bonds, debentures, notes or other indebtedness having the right to vote (or convertible into or exchangeable for securities having the right to vote) on any matters on which stockholders of Prison Realty may vote are issued or outstanding, except the Prison Realty Notes.

     All outstanding shares of Prison Realty Stock are, and any shares of Prison Realty Common Stock which may be issued upon the exercise of Prison Realty Options, the vesting of the Prison Realty Deferred Share Awards, the conversion of the Prison Realty Notes or the exercise of the Johnson Option when issued will be, duly authorized, validly issued, fully paid and nonassessable, and will be delivered free and clear of all claims, mortgages, deeds of trust, charges, liens, encumbrances, pledges or security interests of any kind or nature whatsoever (collectively, "Liens") and are not now in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities and conform to the description thereof in the Prison Realty Filed SEC Documents. Other than as set forth above, and except for this Agreement, the Prison Realty Stock Plans, the Prison Realty Options, the Prison Realty Deferred Share Awards, the Prison Realty Notes and the Johnson Option, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements or undertakings of any kind to which Prison Realty or any of its Subsidiaries is a party or by which Prison Realty or any of its Subsidiaries is bound obligating Prison Realty or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity or voting securities of Prison Realty or of any Subsidiary of Prison Realty or obligating Prison Realty or any of its Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement or undertaking. There are no outstanding obligations of Prison Realty or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of Prison Realty or any of its Subsidiaries and, to the knowledge of the executive officers of Prison Realty, as of the date hereof, no irrevocable proxies have been granted with respect to shares of Prison Realty Common Stock or equity of Subsidiaries of Prison Realty.

          (d) Authorization. Prison Realty has all requisite corporate power and authority to enter into this Agreement and, subject to obtaining the Prison Realty Stockholder Approval, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Prison Realty, subject to obtaining the Prison Realty Stockholder Approval. This Agreement has been duly executed and delivered by


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     Prison Realty and constitutes a valid and binding obligation of Prison
     Realty, enforceable against Prison Realty in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws from time to time in effect. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time or both) under, or result in the termination of, or accelerate the performance required by, or give rise to a right of termination, cancellation or acceleration of any obligation under, or the creation of a Lien pursuant to, (i) any provision of the charter (or similar organizational documents) or bylaws of Prison Realty or any of its Subsidiaries or (ii) subject to obtaining or making the consents, approvals, orders, authorizations, registrations, declarations and filings referred to in the following sentence, any loan or credit agreement, note, mortgage, indenture, lease, Prison Realty Stock Plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Prison Realty or any of its Subsidiaries or their respective properties or assets, in any case under this clause (ii) which would, individually or in the aggregate, have a material adverse effect on Prison Realty. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality (a "Governmental Entity") is required by or with respect to Prison Realty or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Prison Realty or the consummation by Prison Realty of the transactions contemplated hereby, the failure of which to be obtained or made would, individually or in the aggregate, have a material adverse effect on Prison Realty or would prevent or materially delay the consummation of the transactions contemplated hereby, except for (A) the filing with the SEC of: (i) a proxy statement relating to the consideration of the transaction contemplated by this Agreement at a meeting of the stockholders of Prison Realty (the "Prison Realty Stockholders' Meeting") duly called and convened to consider the approval of such transaction, as amended or supplemented from time to time (the "Proxy Statement"); (ii) a registration statement relating to the issuance of shares of Prison Realty Stock in the Merger, which shall also contain a proxy statement-prospectus relating to the consideration of the transaction contemplated by this Agreement at a meeting of the shareholders of CCA (the "CCA Shareholders' Meeting") duly called and convened to consider the approval of such transaction, as amended and supplemented from time to time (the "Registration Statement"); and (iii) such reports under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), as may be required in connection with this Agreement and the transaction contemplated hereby, (B) the filing of the Articles of Merger with the Tennessee Secretary of State and appropriate documents with the relevant authorities of other states in which Prison Realty is qualified to do business, (C) filings required pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act"), (D) filings necessary to satisfy the applicable requirements of state securities or "blue sky" laws, (E) filings required under the rules and regulations of the New York Stock Exchange (the "NYSE") and (F) filings required pursuant to Prison Realty's leases and related agreements with Governmental Entities, which are set forth on the Prison Realty Disclosure Schedule (collectively, the "Required Filings").

          (e) SEC Documents; Financial Statements. Prison Realty has timely filed all forms, reports, schedules, registration statements, definitive proxy statements and other documents required to be filed by Prison Realty with the SEC since January 1, 1999 (the "Prison Realty SEC Documents"). As of their respective dates, the Prison Realty SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") and the Exchange Act, as


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     the case may be, applicable to such Prison Realty SEC Documents. None of the Prison Realty SEC Documents when filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Prison Realty and its Subsidiaries are not parties to or otherwise subject to any contracts or other agreements that were or are required to be filed as exhibits to, or otherwise disclosed in, the Prison Realty Filed SEC Documents and have not been so filed or disclosed. The financial statements of Prison Realty included in the Prison Realty SEC Documents (the "Prison Realty Financial Statements") comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") during the periods involved and fairly present in all material respects the consolidated financial position of Prison Realty and its consolidated Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended. Except as set forth in the Prison Realty Filed SEC Documents (including any item accounted for in the financial statements contained in the Prison Realty Filed SEC Documents or set forth in the notes thereto) and except for the effect of the contemplated transactions under this Agreement and related agreements, since March 31, 2000, (i) neither Prison Realty nor any of its Subsidiaries has incurred any claims, liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which, individually or in the aggregate, would have a material adverse effect on Prison Realty (other than claims, liabilities or obligations contemplated by this Agreement or expressly permitted to be incurred pursuant to this Agreement), and (ii) Prison Realty and each of its Subsidiaries have conducted their respective businesses only in the ordinary course consistent with past practice.

          (f) Information Supplied. None of (i) the information supplied or to be supplied by Prison Realty specifically for inclusion or incorporation by reference in the Proxy Statement, at the date it is first mailed to stockholders of Prison Realty or at the time of the Prison Realty Stockholders' Meeting, and (ii) the information supplied or to be supplied by Prison Realty specifically for inclusion or incorporation by reference in the Registration Statement, at the date the proxy statement-prospectus comprising a portion of the Registration Statement is first mailed to shareholders of CCA or at the time of the CCA Shareholders' Meeting, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case no representation or warranty is made by Prison Realty with respect to statements made or incorporated by reference therein based on information supplied by CCA, Prison Management Services, Inc., a Tennessee corporation ("PMSI"), or Juvenile and Jail Facility Management Services, Inc., a Tennessee corporation ("JJFMSI"), specifically for inclusion or incorporation by reference therein. The Proxy Statement and the Registration Statement will comply as to form in all material respects with the requirements of the Exchange Act and the Securities Act, except that in each case no representation or warranty is made by Prison Realty with respect to statements made or incorporated by reference therein based on information supplied by CCA, PMSI or JJFMSI for inclusion or incorporation by reference therein. If at any time prior to the date of the Prison Realty Stockholders' Meeting or the CCA Shareholders' Meeting, any event with respect to Prison Realty, or with respect to information supplied by Prison Realty specifically for inclusion in the Proxy Statement or the Registration Statement, shall occur which is required to be described in an amendment of, or supplement to, the Proxy Statement or the Registration Statement, such event shall be so described by Prison Realty.

          (g) Proxy Statement and Registration Statement. The Proxy Statement and Registration Statement to be filed with the SEC with respect to the Merger and the offering of Prison Realty

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     Stock in connection with the Merger, and any amendments or supplements thereto, will, when filed, comply as to form in all material respects with the applicable requirements of the Securities Act and Exchange Act. At the time the Proxy Statement, or any amendment or supplement thereto, is cleared by the SEC and at the time the Registration Statement, or any amendment or supplement thereto, becomes effective, and at the Effective Time, the Proxy Statement and the Registration Statement, each as amended or supplemented, if applicable, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The foregoing representations and warranties will not apply to statements or omissions included in the Proxy Statement or the Registration Statement or any amendment or supplement thereto based upon information furnished by CCA for use therein.

          (h) Absence of Certain Changes or Events. Except for the effect of the contemplated transaction under this Agreement and related agreements, subsequent to March 31, 2000, neither Prison Realty nor any Subsidiary has sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is not disclosed in the Prison Realty Disclosure Schedule; and subsequent to the respective dates as of which information is given in the Prison Realty Filed SEC Documents, (i) neither Prison Realty nor any Subsidiary has incurred any material liabilities or obligations, direct or contingent, or entered into any transactions not in the ordinary course of business consistent with past practice, and (ii) there has not been any issuance of options, warrants or rights to purchase Prison Realty Stock or any interests therein, or any adverse change, in the general affairs, management, business, prospects, financial position, net worth or results of operations of Prison Realty or any Subsidiary.

          (i) Compliance with Laws; Litigation. Except as described in the Prison Realty Disclosure Schedule or the Prison Realty Filed SEC Documents, there are no claims, actions, suits, arbitration, grievances, proceedings or investigations pending or, to Prison Realty's knowledge, threatened, against Prison Realty or any Subsidiary, or any properties or rights of Prison Realty or any Subsidiary, or any officers or directors of Prison Realty or any Subsidiary in their capacity as such, by or before any Governmental Entity which, individually or in the aggregate, is reasonably likely to have a material adverse effect on Prison Realty or prevent, materially delay or intentionally delay the ability of Prison Realty to consummate the transactions contemplated hereby. Neither Prison Realty nor its Subsidiaries is subject to any judgment, order or decree which could reasonably be expected to result in a material adverse effect.

          Prison Realty and its Subsidiaries have at all times operated and currently operate their business in conformity in all material respects with all applicable statutes, common laws, ordinances, decrees, orders, rules and regulations of Governmental Entities. Prison Realty and each of its Subsidiaries has all licenses, approvals or consents to operate its businesses in all locations in which such businesses are currently being operated, and to its knowledge is not aware of any existing or imminent matter which may materially adversely impact its operations or business prospects other than as specifically disclosed in the Prison Realty Filed SEC Documents or the Prison Realty Disclosure Schedule. None of Prison Realty or its Subsidiaries have failed to file with the applicable regulatory authorities any material statements, reports, information or forms required by all applicable laws, regulations or orders; all such filings or submissions were in material compliance with applicable laws when filed, and no material deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions. None of Prison Realty or its Subsidiaries have failed to maintain in full force and effect any material licenses, registrations or permits necessary or proper for the

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     conduct of its business, or received any notification that any revocation or limitation thereof is threatened or pending, and there is not to the knowledge of Prison Realty pending any change under any law, regulation, license or permit which would materially adversely affect the business, operations, property or business prospects of Prison Realty. None of Prison Realty or its Subsidiaries have received any notice of violation of or been threatened with a charge of violating or are under investigation with respect to a possible violation of any provision of any law, regulation or order. Neither Prison Realty nor any of its Subsidiaries has at any time
     (i) made any unlawful contribution to any candidate for domestic or foreign office or failed to disclose fully any contribution in violation of law or
     (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          (j) Taxes.

             (i) Prison Realty has timely filed (or there have been filed on its behalf) all Tax Returns required to be filed by it under applicable law, and all such Tax Returns were and are true, complete and correct in all material respects. Except to the extent adequately reserved for in accordance with GAAP and reflected on the most recent balance sheets of Prison Realty contained in the Prison Realty Filed SEC Documents, all Taxes due and payable by Prison Realty have been timely paid in full.

             (ii) There are no Tax liens upon the assets of Prison Realty except liens for Taxes not yet due.

             (iii) Prison Realty has complied with the provisions of the Code relating to the withholding of Taxes, as well as similar provisions under any other laws, and has, within the time and in the manner prescribed by law, withheld, collected and paid over to the proper governmental authorities all amounts required.

             (iv) No audits or other administrative proceedings or court proceedings are presently pending or, to the knowledge of Prison Realty, asserted with regard to any Taxes or Tax Returns of Prison Realty.

             (v) Prison Realty has not received a written ruling of a taxing authority relating to Taxes or entered into a written and legally binding agreement with a taxing authority relating to Taxes with any taxing authority.

             (vi) Except with respect to Prison Realty's election to be taxed as a REIT with respect to its taxable year ended December 31, 1999, Prison Realty has not requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed.

             (vii) Prison Realty has not agreed to and is not required to make any adjustment pursuant to Section 481(a) of the Code (or any predecessor provision) by reason of any change in any accounting method of Prison Realty, and there is no application pending with any taxing authority requesting permission for any changes in any accounting method of Prison Realty. To the knowledge of Prison Realty, the Internal Revenue Service (the "IRS") has not proposed any such adjustment or change in accounting method.

             (viii) Prison Realty has not joined in the filing of a consolidated return for federal income tax purposes. Prison Realty is not and has never been subject to the provisions of Section 1503(f) of the Code.

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             (ix) Prison Realty is not a party to any agreement providing for the allocation or sharing of Taxes or indemnification by Prison Realty of any other person in respect of Taxes.

             (x) Prison Realty is not a party to any agreement, contract, or arrangement that would result, individually or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

             (xi) To the knowledge of Prison Realty, Prison Realty does not have, nor has it ever had, any income which is includable in computing the taxable income of a United States person (as determined under Section 7701 of the Code) under Section 951 of the Code. To the knowledge of Prison Realty, none of the Subsidiaries of Prison Realty is or has ever been a "passive foreign investment company" within the meaning of Section 1297 of the Code. To the knowledge of Prison Realty, Prison Realty is not and never has been a "personal holding company" within the meaning of Section 542 of the Code. To the knowledge of Prison Realty, there are no gain recognition agreements, within the meaning of Treasury Regulation 1.367(a)-8 or any predecessor provision, between Prison Realty, on one hand, and a stockholder of Prison Realty, on the other. There is no pending or, to the knowledge of Prison Realty, threatened, action, proceeding or investigation by any taxing authority for assessment or collection of Taxes with respect to Prison Realty in any jurisdiction where Prison Realty has not filed a Tax Return. All dealings and arrangements between and among Prison Realty and its Subsidiaries are at arm's length and consistent with arm's length dealings and arrangements between or among unrelated, uncontrolled taxpayers.

             (xii) Each Subsidiary which is a partnership, joint venture or limited liability company has been treated since its formation, and continues to be treated for federal income tax purposes, as a partnership or as a disregarded entity, and not as a corporation or as an association taxable as a corporation.

             (xiii) For purposes of this Section 3.01(j), other than Section 3.01(j)(xii), all representations and warranties with respect to Prison Realty are deemed to include and to apply to each of its Subsidiaries and predecessors (and the Subsidiaries of such predecessors). For purposes of this Section 3.01(j), the term "predecessors" shall include, without limitation, Corrections Corporation of America, a Tennessee corporation ("Old CCA"), and CCA Prison Realty Trust, a Maryland real estate investment trust ("Old Prison Realty"), which entities merged with and into Prison Realty on December 31, 1998 and January 1, 1999, respectively.

             (xiv) For each of its taxable years, Old Prison Realty was organized, operated and duly qualified as a REIT under Section 856 of the Code.

             (xv) As used in this Agreement, (A) the term "Taxes" means any federal, state, county, local or foreign taxes, charges, fees, levies or other assessments, including all net income, gross income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipt, capital stock, production, business and occupation, disability, employment, payroll, license, estimated, stamp, custom duties, severance or withholding taxes or charges imposed by any governmental entity, and includes any interest and penalties (civil or criminal) on or additions to any such taxes, and (B) the term "Tax Return" means a report, return or other information required to be supplied to a governmental entity with respect to Taxes including, where permitted or required, combined or consolidated returns.

          (k) No Defaults. Except for violations or defaults which, individually or in the aggregate, would not have a material adverse effect, or for which valid waivers have been obtained by Prison Realty or its Subsidiaries, neither Prison Realty nor any of its Subsidiaries is in violation or default under any provision of its charter, by-laws, partnership agreements or other governing or organizational documents, or is in breach of or default with respect to any provision of any note, bond, agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist any state of facts which would constitute an event of default on the part of any of Prison Realty or its Subsidiaries as defined in such documents which, with notice or lapse of time or both, would constitute a default. Neither Prison Realty nor any of its Subsidiaries is a party to any contract (other than leases) containing any covenant restricting its ability to conduct its business as currently conducted except for any such covenants that would not, individually or in the aggregate, have a material adverse effect on Prison Realty.

          (l) Properties.

             (i) Prison Realty Real Property. For purposes of this Agreement, "Prison Realty Permitted Liens" means (a) mechanics', carriers', workers', repairers', materialmen's, warehousemen's and other similar Liens arising or incurred in the ordinary course of business for sums not yet due and payable and such Liens as are being contested by Prison Realty in good faith, (b) Liens for current Taxes not yet due or payable, (c) any covenants, conditions, restrictions, reservations, rights, Liens, easements, encumbrances, encroachments and other matters affecting title which are shown as exceptions on Prison Realty's title insurance policies and/or title commitments or reports which have been made available to CCA and (d) any other covenants, conditions, restrictions, reservations, rights, non-monetary Liens, easements, encumbrances, encroachments and other matters affecting title which would not individually or in the aggregate, be reasonably expected to have a material adverse effect. "Prison Realty Leases" means the real property leases, subleases, licenses and use or occupancy agreements pursuant to which Prison Realty or any of its Subsidiaries is the lessee, sublessee, licensee, user or occupant of real property other than the Prison Realty Owned Real Property, or interests therein necessary for the conduct of, or otherwise material to, the business of Prison Realty and its Subsidiaries as it is currently conducted. "Prison Realty Leased Real Property" means all interests in real property pursuant to the Prison Realty Leases. "Prison Realty Owned Real Property" means the real property owned in fee by Prison Realty and its Subsidiaries necessary for the conduct of, or otherwise material to, the business of Prison Realty and its Subsidiaries as it is currently conducted. "Prison Realty Real Property" means, collectively, the Prison Realty Owned Real Property and the Prison Realty Leased Real Property. The Prison Realty Filed SEC Documents describe all material Prison Realty Real Property. Except as disclosed therein, or in the title insurance policies relating to the Prison Realty Real Property or in the Prison Realty Disclosure Schedule, each of Prison Realty and its Subsidiaries has good, valid and marketable title to the Prison Realty Real Property free of all Liens, in each case except Prison Realty Permitted Liens. Except as set forth in Section 3.01(l)(i) of the Prison Realty Disclosure Schedule, there are no outstanding contracts for the sale of any of the Prison Realty Real Property, except those contracts relating to Prison Realty Real Property the value in respect of which does not exceed $5,000,000 individually or $15,000,000 in the aggregate. Except for such exceptions as would not, in the aggregate, have a material adverse effect, (a) each Prison Realty Lease is valid and binding upon Prison Realty and its Subsidiaries and in full force and effect and grants the lessee under the Prison Realty Lease the exclusive right to use and occupy the premises, and (b) either Prison Realty or its Subsidiaries has good and valid title to the leasehold estate or other interest created under the Prison Realty Leases. No non-monetary defaults exist under the Prison Realty Leases which, individually or in the aggregate, would have a material adverse effect. The use and operation of the Prison Realty Real Property in the conduct of the business of Prison Realty and its Subsidiaries does not violate any instrument of record or agreement affecting the Prison Realty Real Property, except for such violations that, individually or in the aggregate, would not reasonably be expected to have a material adverse effect. Valid policies of title insurance have been issued insuring Prison Realty's or, if applicable, its Subsidiary's, fee simple title to the Prison Realty Owned Real Property owned by it, subject only to Prison Realty Permitted Liens, except where the failure of such policies to be in full force and effect would not reasonably be expected, in the aggregate, to have a material adverse effect. To the best knowledge of Prison Realty, such policies are, at the date hereof, in full force and effect, except where the failure to have such valid policies of title insurance would not reasonably be expected, in the aggregate, to have a material adverse effect. To the best knowledge of Prison Realty, no material claim has been made against any such policy. Except as provided in Schedule 3.01(l) of the Prison Realty Disclosure Schedule, Prison Realty and its Subsidiaries have no knowledge (a) that any certificate, permit or license from any Governmental Entity having jurisdiction over any of the Prison Realty Real Property or any agreement, easement or other right which is necessary to permit the lawful use and operation of the buildings and improvements on any of the Prison Realty Real Property or which is necessary to permit the lawful use and operation of all driveways, roads and other means of egress and ingress to and from any of the Prison Realty Real Property has not been obtained and is not in full force and effect, or of any pending threat of modification or cancellation of any of the same which would have a material adverse effect, (b) of any written notice of any violation of any federal, state or municipal law, ordinance, order, regulation or requirement issued by any Governmental Entity having a material adverse effect, (c) of any structural defects relating to any Prison Realty Real Property which would have a material adverse effect, (d) of any Prison Realty Real Property whose building systems are not in working order so as to have a material adverse effect, or (e) of any physical damage to any Prison Realty Real Property which would have a material adverse effect for which there is no insurance in effect covering the cost of the restoration. "Prison Realty Space Lease" means each lease or other right of occupancy affecting or relating to a property in which Prison Realty or its Subsidiaries (or an entity in which it directly or indirectly has an interest) is the landlord, either pursuant to the terms of a lease agreement or as successor to any prior landlord. No default exists under any Prison Realty Space Lease, except for such defaults as would, individually or in the aggregate, not reasonably be expected to have a material adverse effect.

             (ii) Improvements Under Construction. With respect to those Improvements (as defined herein) being constructed or under development and located on any Prison Realty Real Property as set forth in the Prison Realty Disclosure Schedule, to the knowledge of Prison Realty:
        (a) the budget for the construction of the Improvements fairly and accurately reflects Prison Realty's good faith estimate of the costs and expenses shown thereon reasonably necessary to develop and construct the Improvements in accordance with the plans and specifications therefor, and Prison Realty has strictly adhered to said budget in all material respects and has permitted no material deviations from said budget or the plans and specifications for the Improvements; (b) the plans and specifications for the Improvements have been approved by all applicable Governmental Entities having jurisdiction over the Prison Realty Real Property, the development and construction of the Improvements and the use and occupancy thereof for its intended purposes, and/or any utility services to the Prison Realty Real Property; (c) all utility services necessary for the development and construction of the Improvements and the use and occupancy thereof for its intended purposes are available through public or private easements or rights-of-way at the boundaries of the Prison Realty Real Property, including, without limitation, sanitary sewer, electricity, gas, water, telephone, and storm water drainage; (d) all roads necessary for ingress and egress to the Prison Realty Real Property, and for the full utilization of the Prison Realty Real Property for its intended purposes, have either been completed pursuant to public or private easements, or the necessary rights-of-way therefor have been dedicated to public use and accepted by the appropriate Governmental Entity; (e) all building permits, curb cuts, sewer and water taps, and other permits, licenses, approvals, authorizations and consents required for the development and construction of the Improvements have been obtained;
        (f) the plans and specifications for the Improvements, the development and construction of the Improvements pursuant thereto, and the use and occupancy of the Improvements for their respective intended purposes comply and will comply with all applicable zoning ordinances, building regulations, restrictive covenants and governmental laws, rules, regulations and ordinances, and comply and will comply with all applicable requirements, standards and regulations of appropriate supervising boards of fire underwriters and similar agencies, authorities or boards; (g) Prison Realty has: (A) diligently pursued the development, construction and installation of the Improvements; and (B) performed such duties as may be necessary to complete the development, construction and installation of the Improvements in accordance with the plans and specifications and without Liens, claims or assessments, actual or contingent, asserted against Prison Realty Real Property for any material, labor or other items furnished in connection therewith, and all in full compliance with all construction, use, building, zoning and other similar laws, ordinances, rules, regulations, codes and restrictions of any applicable Governmental Entities or authorities or otherwise applicable thereto; (h) Prison Realty has complied with all laws, ordinances, rules, regulations, judgments, orders, injunctions, writs and decrees of any government or political subdivision or agency thereof, or any court or similar entity established by any of them, applicable to the construction of the Improvements, and has paid when due all taxes and assessments upon the Improvements or Prison Realty Real Property, and all claims for labor or materials, rents, and other obligations that, if unpaid, will or might become a Lien against the Improvements or the Prison Realty Real Property; (i) Prison Realty has maintained, in sufficient amount, and in satisfactory form and sub stance, and with satisfactory insurers: (A) builder's risk insurance, all-risk nonreporting completed value form, insuring the Improvements against fire, theft, extended coverage, vandalism, and such other hazards in full force and effect at all times until the completion of construction of all of the Improvements; and (B) such other insurance, in such amounts and for such terms, as may from time to time be reasonably required insuring against such other casualties or losses which at the time are commonly insured against in the case of premises similarly situated; and (j) the Improvements have been constructed in accordance with the plans and specifications therefor, and in compliance with all laws, ordinances, rules and regulations applicable thereto, and in a good and workmanlike manner. For the purposes of this Agreement "Improvements" shall mean all buildings, improvements, structures and fixtures now or on the Closing Date located on the Prison Realty Real Property, including, without limitation, landscaping, parking lots and structures, roads, drainage and all above ground and underground utility structures, equipment systems and other so-called "infrastructure" improvements.

          (m) Environmental Matters.

             (i) To the knowledge of Prison Realty, the Prison Realty Real Property and the Improvements thereon (the "Prison Realty Facilities") are presently operated in compliance in all material respects with all Environmental Laws (as defined below).

             (ii) There are no Environmental Laws requiring any material remediation, clean up, repairs, constructions or capital expenditures (other than normal maintenance) with respect to the Prison Realty Facilities.

             (iii) There are no (A) notices of any violation or alleged violation of any Environmental Laws relating to the Prison Realty Facilities or their uses that have been received by Prison Realty, or
        (B) writs, injunctions, decrees, orders or judgments outstanding, or any actions, suits, claims, proceedings or investigations pending, or, to the knowledge of Prison Realty, threatened, relating to the ownership, use, maintenance or operation of the Prison Realty Facilities.

             (iv) To the knowledge of Prison Realty, there are no past, present or anticipated future events, conditions, circumstances, activities, practices, incidents, actions, or plans relating to Prison Realty and its Subsidiaries that may interfere with or prevent compliance or continued compliance with applicable Environmental Laws or which may give rise to any liability under the Environmental Laws.

             (v) All material permits and licenses required under any Environmental Laws in respect of the operations of the Prison Realty Facilities have been obtained, and the Prison Realty Facilities and Prison Realty are in compliance, in all material respects, with the terms and conditions of such permits and licenses.

             (vi) For purposes of this Agreement, "Environmental Laws" mean all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders, demands, approvals, authorizations and similar items of all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial, administrative and regulatory decrees, judgments and orders relating to the protection of human health, the environment, or worker or public health and safety as in effect as of the date hereof, including but not limited to those pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of Hazardous Materials (as defined herein), substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, ground water or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, including by way of illustration and not by way of limitation,
        (A) the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. sec.sec. 960111 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. sec.sec. 69011 et seq.), the Clean Air Act (42 U.S.C. sec.sec. 7401 et seq.), the Federal Water Pollution Control Act (33 U.S.C. sec.sec. 1251), the Safe Drinking Water Act (42 U.S.C. sec.sec. 300f et seq.), the Toxic Substances Control Act (15 U.S.C. sec.sec. 2601 et seq.), the Endangered Species Act (16 U.S.C. sec.sec. 1531 et seq.), the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. sec.sec. 11001 et seq.) and (B) analogous state and local provisions.

             (vii) For purposes of this Agreement, "Hazardous Material" means any chemical substance:

                (A) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action or policy, administrative request or civil complaint under any of the foregoing or under common law; or

                (B) which is defined as a "hazardous waste" or "hazardous substance" under any federal, state or local statute, regulation or ordinance or amendments thereto as in effect as of the date hereof, or as hereafter amended, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. sec.sec. 9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C. sec.sec. 6901 et seq.); or

                (C) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, or any state or any political subdivision thereof having or asserting jurisdiction over any of the Prison Realty Facilities; or

                (D) the presence of which on any of the Prison Realty Facilities causes a nuisance upon such facilities or to adjacent properties or poses a hazard to the health or safety of persons on or about any of the Prison Realty Facilities; or

                (E) the presence of which on adjacent properties constitutes a trespass by any owner or operator of the Prison Realty Facilities; or

                (F) which contains gasoline, diesel fuel or other petroleum hydrocarbons, polychlorinated biphenyls (PCBs) or asbestos or asbestos-containing materials or urea formaldehyde foam insulation, or lead-based paint, solder or other building materials; or

                (G) radon gas.

          (n) Benefit Plans.

             (i) All "employee benefit plans" (as defined in Section 3(3) of ERISA) and all other compensation, bonus, pension, profit sharing, deferred compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, employment, change-in-control, welfare, collective bargaining, severance, disability, death benefit, hospitalization and medical plans, agreements, arrangements or understandings that are maintained or contributed to (or previously contributed to) for the benefit of any current or former employee, officer or director of Prison Realty or any of its Subsidiaries and with respect to which Prison Realty or any of its Subsidiaries would reasonably be expected to have direct or contingent liability are defined as the "Prison Realty Benefit Plans." Prison Realty has heretofore delivered or made available to CCA true and complete copies of all Prison Realty Benefit Plans and, with respect to each Prison Realty Benefit Plan, true and complete copies of the following documents: the most recent actuarial report, if any; the most recent annual report, if any; any related trust agreement, annuity contract or other funding instrument, if any; the most recent determination letter, if any; and the most recent summary plan description, if any.

             (ii) Except as disclosed in Section 3.01(n) of the Prison Realty Disclosure Schedule: (A) none of the Prison Realty Benefit Plans is a "multiemployer plan" within the meaning of Section 3(37) of ERISA or is otherwise subject to Title IV of ERISA; (B) none of the Prison Realty Benefit Plans promises or provides retiree medical or life insurance benefits to any person; (C) neither Prison Realty nor any of its Subsidiaries has any obligation to adopt or has taken any corporate action to adopt, any new Prison Realty Benefit Plan or, except as required by law, to amend any existing Prison Realty Benefit Plan; (D) Prison Realty and its Subsidiaries are in compliance in all material respects with and each Prison Realty Benefit Plan is and has been administered in all material respects in compliance with its terms and the applicable provisions of ERISA, the Code and all other applicable laws, rules


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        and regulations except for any failures to so administer any Prison
        Realty Benefit Plan as would not have a material adverse effect on Prison Realty; (E) each Prison Realty Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code, to Prison Realty's knowledge, has been determined by the IRS to be so qualified, and no circumstances exist that could reasonably be expected to result in the revocation of any such determination; (F) each Prison Realty Benefit Plan intended to provide for the deferral of income, the reduction of salary or other compensation, or to afford other income tax benefits, complies with the requirements of the applicable provisions of the Code or other laws, rules and regulations required to provide such income tax benefits; (G) no prohibited transactions (as defined in Section 406 or 407 of ERISA or Section 4975 of the Code) have occurred for which a statutory exemption is not available with respect to any Prison Realty Benefit Plan, and which could give rise to liability on the part of Prison Realty, any of its Subsidiaries, any Prison Realty Benefit Plan, or any fiduciary, party in interest or disqualified person with respect thereto that would be material to Prison Realty or would be material to Prison Realty if it were its liability; (H) neither Prison Realty nor any entity required to be treated as a single employer with Prison Realty under Section 414 of the Code has any unsatisfied liability under Title IV of ERISA that would have a material adverse effect on Prison Realty; (I) other than funding obligations and benefits claims payable in the ordinary course, to Prison Realty's knowledge, no event has occurred and no circumstance exists with respect to any Prison Realty Benefit Plan that could give rise to any material liability arising under the Code, ERISA or any other applicable law, or under any indemnity agreement to which Prison Realty or any of its Subsidiaries is a party, excluding liability relating to benefit claims and funding obligations payable in the ordinary course, whether directly or by reason of its affiliation with any entity required to be treated as a single employer with Prison Realty under Section 414 of the Code; (J) as of the date hereof there are no pending or, to the knowledge of the executive officers of Prison Realty, threatened investigations, claims or lawsuits in respect of any Prison Realty Benefit Plan that would have a material adverse effect on Prison Realty; (K) other than continuation coverage required to be provided under Section 4980B of the Code or Part 6 of Title I of ERISA or otherwise as provided by state law, none of the Prison Realty Benefit Plans that are "welfare plans," within the meaning of Section 3(1) of ERISA, provides for any benefits with respect to current or former employees for periods extending beyond their retirement or other termination of service; (L) no amount payable pursuant to a Prison Realty Benefit Plan or any other plan, contract or arrangement of Prison Realty would be considered an "excess parachute payment" under Section 280G of the Code; and (M) no Prison Realty Benefit Plan exists that could result in the payment to any current or former employee, officer or director of Prison Realty any money or other property or accelerate or provide any other rights or benefits as a result of the transactions contemplated by this Agreement which would constitute an excess parachute payment within the meaning of Section 280G of the Code.

          (o) Material Contracts. There are no contracts or other documents required by the Securities Act to be described in or to be filed as exhibits to the Prison Realty Filed SEC Documents which have not been described or filed as required. All such contracts to which Prison Realty or any of its Subsidiaries is a party have been duly authorized, executed and delivered by Prison Realty or such Subsidiary, constitute valid and binding agreements of Prison Realty or such Subsidiary and are enforceable against Prison Realty or such Subsidiary in accordance with the terms thereof. Each of Prison Realty and its Subsidiaries has performed all material obligations required to be performed by it, and is neither in default in any material respect nor has it received notice of any default or dispute under, any such contract or other material instrument to which it is a party or by which its property is bound or affected. To the


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


     best knowledge of Prison Realty, no other party under any such contract or other material instrument to which it or any of its Subsidiaries is a party is in default in any material respect thereunder.

          (p) No Undisclosed Liabilities. Except (a) as set forth in the Prison Realty Filed SEC Documents, (b) as set forth in Section 3.01(p) of the Prison Realty Disclosure Schedule, (c) as incurred in the ordinary course of the business of Prison Realty subsequent to March 31, 2000 which would, individually or in the aggregate, not have, or be reasonably expected not to have, a material adverse effect, (d) for any expenses incurred in connection with transactions contemplated by this Agreement or for liabilities or obligations relating to contractual obligations, indebtedness, litigation or other matters which are covered by other representations and warranties in this Agreement or otherwise identified in the Prison Realty Disclosure Schedule, neither Prison Realty nor any of its Subsidiaries has any liabilities or obligations (direct or indirect, contingent or fixed, known or unknown, matured or unmatured accrued or unaccrued), whether arising out of contract, tort, statute or otherwise, and whether or not required by GAAP to be reflected on or in footnotes to the Prison Realty Financial Statements.

          (q) Investment Company Act. Neither Prison Realty nor any of the Subsidiaries is (i) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) subject to regulation under the Federal Power Act or the Interstate Commerce Act.

          (r) Reporting. Prison Realty is subject to Section 13 of the Exchange Act and is in compliance in all material respects with the provisions of such section.

          (s) Labor Matters. Except as set forth in Section 3.01(s) of the Prison Realty Disclosure Schedule: (i) neither Prison Realty nor its Subsidiaries is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization; (ii) to the knowledge of Prison Realty, no union claims to represent the employees of Prison Realty and its Subsidiaries currently exist; (iii) none of the employees of Prison Realty or its Subsidiaries is represented by any labor organization and Prison Realty has no knowledge of any current union organizing activities among the employees of Prison Realty or its Subsidiaries, nor does any question concerning representation exist concerning such employees; neither Prison Realty nor its Subsidiaries is the subject of any proceeding asserting that it has committed an unfair labor practice or seeking to compel it to bargain with any labor organization as to wages or conditions of employment; (iv) there is no strike, work stoppage, lockout or other labor dispute involving Prison Realty or its Subsidiaries pending or threatened; (v) no action, suit, complaint, charge, arbitration, inquiry, proceeding or investigation by or before any Governmental Entity brought by or on behalf of any employee, prospective employee, former employee, retiree, labor organization or other representative of its employees is pending or, to the knowledge of Prison Realty, threatened, against Prison Realty or its Subsidiaries; (vi) to the knowledge of Prison Realty, no grievance is threatened against Prison Realty or its Subsidiaries; (vii) neither Prison Realty nor its Subsidiaries is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Entity relating to employees or employment practices; (viii) there are no written personnel policies, rules or procedures applicable to employees of Prison Realty or its Subsidiaries, other than those set forth in Section 3.01(s) of the Prison Realty Disclosure Schedule, true and correct copies of which have heretofore been delivered or made available to CCA; (ix) Prison Realty and its Subsidiaries are, and have at all times been, in material compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages, hours of work and

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     occupational safety and health, and are not engaged in any unfair labor practices as defined in the National Labor Relations Act or other applicable law, ordinance or regulation; (x) since the enactment of the Worker Adjustment and Retraining Notification Act (the "WARN Act"), neither Prison Realty nor its Subsidiaries has effectuated (A) a "plant closing" (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of any of Prison Realty or its Subsidiaries; or (B) a "mass layoff" (as defined in the WARN Act) affecting any site of employment or facility of any of Prison Realty or its Subsidiaries, in either case, other than in substantial compliance with the WARN Act; nor has Prison Realty or its Subsidiaries been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state, local or foreign law or regulation; and (xi) neither Prison Realty nor any of its Subsidiaries is aware that it has any liability or potential liability under the Multi-Employer Pension Plan Act.

          (t) Insurance. Prison Realty and its Subsidiaries maintain primary, excess and umbrella insurance of types and amounts customary for their business against general liability, fire, workers= compensation, products liability, theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect and with respect to property insurance for assets for which it is customary to have replacement cost coverage or there are coinsurance provisions, the amount of such insurance is sufficient to provide for such coverage or to prevent the application of the coinsurance provision.
     Section 3.01(t) of the Prison Realty Disclosure Schedule sets forth a complete list of the insurance policies maintained by Prison Realty and its Subsidiaries.

          (u) Affiliate Transactions. Except as set forth in Section 3.01(u) of the Prison Realty Disclosure Schedule, there is no transaction and no transaction is now proposed, to which Prison Realty or its Subsidiaries is or is to be a party in which any current stockholder (holding in excess of 5% of the Prison Realty Common Stock or any securities convertible into or exchangeable for Prison Realty Common Stock), general partner, limited partner (holding in excess of 5% of the limited partnership interests), director or executive officer of Prison Realty or its Subsidiaries has a direct or indirect interest.

          (v) Internal Accounting Controls. Prison Realty=s system of internal accounting controls is sufficient to meet the broad objectives of internal accounting controls insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to Prison Realty=s financial statements.

          (w) Board Recommendation. Prior to the date hereof with respect to this Agreement, the Board of Directors of Prison Realty, at a meeting duly called and held, by the majority vote of the directors present at such meeting and voting, (i) determined that such Agreement and the Merger and the other transactions contemplated hereby or thereby are fair to and in the best interests of the shareholders of Prison Realty, (ii) adopted such Agreement and approved the Merger and (iii) approved the delivery of the CCA Merger Consideration to the holders of CCA Certificates pursuant to the terms and conditions of this Agreement.

          (x) Maryland Law on Business Combinations and Control Shares. None of the parties to the Merger is an interested stockholder (as defined in Section 3-601 of the Maryland General Corporation Law (the "MGCL")) of Prison Realty or an affiliate (as defined in Section 3-601 of the MGCL) of an interested stockholder who was not exempted from the provisions of
     Section 3-602 of the MGCL prior to the most recent date on which such person became an interested stockholder. None of the shares of Prison Realty Stock issued in the Merger constitute "control shares" as such term is defined in Section 3-701 of the MGCL. The approval of the

     Merger, and the issuance of the Prison Realty Stock in connection therewith, by the Board of Directors of Prison Realty referred to in
     Section 3.01(w) constitutes approval of the Merger and the issuance of the Prison Realty Stock and related transactions for purposes of Sections 3-602 and 3-702 of the MGCL.

          (y) Brokers. No broker, investment banker, financial advisor or other person, other than Merrill Lynch & Co. ("Merrill Lynch") and Wasserstein Perella & Co., Inc. ("Wasserstein Perella"), the fees and expenses of which will be paid by Prison Realty, is entitled to any brokers, finders, financial advisors or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Prison Realty. Prison Realty's arrangements with Merrill Lynch and Wasserstein Perella have been disclosed to CCA prior to the date hereof.

          (z) Share Ownership. Prison Realty owns 981,393 shares of the issued and outstanding Class B Common Stock of CCA. All of such shares shall be canceled in connection with the Merger as set forth in Section 2.01 (a) hereof.

     Section 3.02 Representations and Warranties of CCA Sub. CCA Sub hereby represents and warrants, severally and not jointly and with respect to itself only, to CCA as follows:

          (a) Organization and Authority. CCA Sub is a corporation duly incorporated and validly existing in good standing under the laws of the State of Tennessee with full corporate power and authority to own its properties and conduct its business as now conducted and is duly qualified or authorized to do business and is in good standing in all jurisdictions where the failure to so qualify could have a material adverse effect. CCA Sub does not have a direct or indirect ownership interest in any subsidiary corporation, joint venture, partnership or other entity. CCA Sub has made available to CCA complete and correct copies of its charter and bylaws, in each case as amended to the date of this Agreement. CCA Sub is a newly-formed entity and, except for activities incident to the Merger and the transactions contemplated hereby, CCA Sub has not engaged in any business activity of any type or kind whatsoever prior to the date hereof.

          (b) Capital Structure. The authorized capital stock of CCA Sub consists of 10,000 shares of common stock, no par value per share, of which 1,000 shares are issued and outstanding.

          (c) Authorization. CCA Sub has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of CCA Sub. This Agreement has been duly executed and delivered by CCA Sub and constitutes a valid and binding obligation of CCA Sub, enforceable against CCA Sub in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws from time to time in effect. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time or both) under, or result in the termination of, or accelerate the performance required by, or give rise to a right of termination, cancellation or acceleration of any obligation under, or the creation of a Lien pursuant to, (i) any provision of the charter (or similar organizational documents) or bylaws of CCA Sub or (ii) subject to obtaining or making the consents, approvals, orders, authorizations, registrations, declarations and filings referred to in the following sentence, any loan or credit agreement, note, mortgage, indenture, lease, or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to CCA Sub or its respective properties or assets, in any case under this clause (ii) which would, individually or in the aggregate, have a material adverse effect on CCA Sub. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to CCA Sub in connection with the execution and delivery of this Agreement by CCA Sub or the consummation by CCA Sub of the transactions contemplated hereby, the failure of which to be obtained or made would, individually or in the aggregate, have a material adverse effect on CCA Sub or would prevent or materially delay the consummation of the transactions contemplated hereby, except for (A) the filing of the Articles of Merger with the Tennessee Secretary of State and appropriate documents with the relevant authorities of other states in which CCA Sub is qualified to do business, (B) filings required pursuant to the HSR Act, and (C) filings necessary to satisfy the applicable requirements of state securities or "blue sky" laws.

          (d) Information Supplied. None of (i) the information supplied or to be supplied by CCA Sub specifically for inclusion or incorporation by reference in the Proxy Statement, at the date it is first mailed to stockholders of Prison Realty or at the time of the Prison Realty Stockholders' Meeting, and (ii) the information supplied or to be supplied by CCA Sub specifically for inclusion or incorporation by reference in the Registration Statement, at the date the proxy statement-prospectus comprising a portion of the Registration Statement is first mailed to shareholders of CCA or at the time of the CCA Shareholders' Meeting, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case no representation or warranty is made by CCA Sub with respect to statements made or incorporated by reference therein based on information supplied by CCA, PMSI or JJFMSI specifically for inclusion or incorporation by reference therein. If at any time prior to the date of the Prison Realty Stockholders' Meeting or the CCA Shareholders' Meeting, any event with respect to CCA Sub, or with respect to information supplied by CCA Sub specifically for inclusion in the Proxy Statement or the Registration Statement, shall occur which is required to be described in an amendment of, or supplement to, the Proxy Statement or the Registration Statement, such event shall be so described by CCA Sub.

          (e) Certain Agreements. CCA Sub is not in default under any material agreement, commitment, lease or other instrument to which it or any of its properties is subject, and there has not occurred any event that, with the giving of notice or the lapse of time or both, would constitute such a default by CCA Sub or, to the knowledge of the executive officers of CCA Sub, a default thereunder by any other party thereto, except in all cases where such defaults, individually or in the aggregate, would not have a material adverse effect on CCA Sub. CCA Sub is not in breach in any material respect under its charter, bylaws or other organizational documents.

          (f) Board Recommendation. Prior to the date hereof with respect to this Agreement, the Board of Directors of CCA Sub, at a meeting duly called and held, by the majority vote of the directors present at such meeting and voting, (i) determined that such Agreement and the Merger and the other transactions contemplated hereby or thereby are fair to and in the best interests of the shareholders of CCA Sub, (ii) adopted such Agreement and approved the Merger and (iii) resolved to recommend that its shareholder approve the Agreement and the Merger.

          (g) Tennessee Business Combination Act. The approval of the Merger by the Board of Directors of CCA Sub referred to in Section 3.02(f) constitutes approval of the Merger for purposes of the TBCA and represents all the actions necessary to ensure that Sections 48-103-201, et seq., of the TBCA do not apply to the Merger.

     Section 3.03 Representations and Warranties of CCA. Except as set forth in the Prison Realty Filed SEC Documents or on the Disclosure Schedule delivered by CCA to Prison Realty prior to the execution of this Agreement (the "CCA Disclosure Schedule"), which CCA Disclosure Schedule constitutes a part hereof and is true and correct in all material respects, CCA represents and warrants to Prison Realty and CCA Sub as follows:

          (a) Organization and Authority. CCA is duly formed and validly existing and in good standing under the laws of the State of Tennessee with full power and authority to own its properties and conduct its business as now conducted and is duly qualified or authorized to do business and is in good standing in all jurisdictions where the failure to so qualify could have a material adverse effect on CCA. CCA has all requisite corporate power and authority, and has been duly authorized by all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its assets and properties and to conduct its business as it is now being conducted and is duly qualified or licensed to do business in each jurisdiction in which the failure to do so could have a material adverse effect upon the conduct of its business or the ownership or leasing of property by it in such jurisdiction.

          (b) Subsidiaries.

             (i) The only direct or indirect Subsidiaries of CCA are those listed in Section 3.03(b) of the CCA Disclosure Schedule. Except for the ownership interests set forth in Section 3.03(b) of the CCA Disclosure Schedule, CCA does not own or control, directly or indirectly, a 50% or greater capital stock interest in a corporation, a general partnership interest or a 50% or greater limited partnership interest in a partnership, or a managing membership interest or a 50% or greater membership interest in a limited liability company, association or other entity or project.

             (ii) Except for the entities listed in Section 3.03(b) of the CCA Disclosure Schedule, CCA does not hold, directly or indirectly, any equity interest or equity investment in any corporation, partnership, association or other entity.

             (iii) Except as set forth in Section 3.03(b) of the CCA Disclosure Schedule, all of the issued and outstanding shares of capital stock of, or other equity interests in, each Subsidiary of CCA have been validly issued, are fully paid and nonassessable and are owned, directly or indirectly, by CCA free and clear of any Liens and there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating any Subsidiary of CCA to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of its capital stock or obligating it to grant, extend or enter into any such agreement or commitment.

             (iv) CCA's Subsidiaries do not own or operate or possess any material assets, licenses, management contracts, or franchises or other rights nor are such Subsidiaries liable with respect to any material indebtedness, obligations, liabilities, or claims. For purposes of this section, "material" means with respect to assets, licenses, management contracts, franchises or rights of the Subsidiaries that the aggregate value of such items for the Subsidiaries taken as a whole does not exceed 5.0% of the aggregate value of such items for CCA and its Subsidiaries taken as a whole; and with respect to indebtedness, obligations, liabilities, and claims of the Subsidiaries, that the aggregate amount of such items for the Subsidiaries taken as a whole does not exceed 5.0% of the aggregate amount of such items for CCA and its Subsidiaries taken as a whole.

          (c) Capital Structure. The authorized capital stock of CCA consists of 100,000,000 shares of CCA Class A Common Stock, 100,000,000 shares of CCA Class B Common Stock and 50,000,000 shares of preferred stock, $0.01 par value per share. At the close of business on June 22, 2000, (A) 9,349,061 shares of CCA Class A Common Stock were outstanding, (B) 981,393 shares of CCA Class B Common Stock were outstanding, (C) no shares of preferred stock were outstanding and (D) warrants to acquire 546,729 shares of CCA Class A Common Stock were outstanding. Other than as set forth above, at the close of business on June 22, 2000, there were outstanding no shares of CCA Common Stock or any other class or series of stock of CCA or options, warrants or other rights to acquire shares of CCA Common Stock or any other class or series of stock of CCA from CCA. No bonds, debentures, notes or other indebtedness having the right to vote (or convertible into or exchangeable for securities having the right to vote) on any matters on which shareholders of CCA may vote are issued or outstanding.

          All outstanding shares of CCA Common Stock are duly authorized, validly issued, fully paid and nonassessable, and will be delivered free and clear of Liens and will not be in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. Other than as set forth above, and except for this Agreement and for certain contractual preemptive rights granted to each of Prison Realty, Sodexho (as defined herein) and Baron, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements or undertakings of any kind to which CCA or any Subsidiary of CCA is a party or by which CCA or any Subsidiary of CCA is bound obligating CCA or any Subsidiary of CCA to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of CCA Common Stock or other equity or voting securities of CCA or of any Subsidiary of CCA or obligating CCA or any Subsidiary of CCA to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement or undertaking. There are no outstanding obligations of CCA or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of CCA Common Stock or any of its Subsidiaries and, to the knowledge of the executive officers of CCA, as of the date hereof, no irrevocable proxies have been granted with respect to shares of CCA Common Stock or equity of Subsidiaries of CCA.

          (d) Authorization. CCA has all requisite power and authority to enter into this Agreement and, subject to obtaining the CCA Shareholder Approval with respect to the Merger, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of CCA, subject to obtaining CCA Shareholder Approval with respect to the Merger. This Agreement has been duly executed and delivered by CCA and constitutes a valid and binding obligation of CCA, enforceable against CCA in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws from time to time in effect. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time or both) under, or result in the termination of, or accelerate the performance required by, or give rise to a right of termination, cancellation or acceleration of any obligation under, or the creation of a Lien pursuant to, (i) any provision of the charter (or similar organizational documents) or bylaws of CCA or any Subsidiary of CCA or (ii) subject to obtaining or making the consents, approvals, orders, authorizations, registrations, declarations and filings referred to in the following sentence, any loan or credit agreement, note, mortgage, indenture, lease, or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to CCA or any Subsidiary of CCA or their respective properties or assets, in any case under this clause (ii) which would, individually or in the aggregate, have a material adverse effect on CCA. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to CCA or any Subsidiary of CCA in connection with the execution and delivery of this Agreement by CCA or the consummation by CCA of the transactions contemplated hereby, the failure of which to be obtained or made would, individually or in the aggregate, have a material adverse effect on CCA or would prevent or materially delay the consummation of the transactions contemplated hereby, except for (A) the filing of the Articles of Merger with the Tennessee Secretary of State and appropriate documents with the relevant authorities of other states in which CCA is qualified to do business, (B) filings required pursuant to the HSR Act, (C) filings necessary to satisfy the applicable requirements of state securities or "blue sky" laws, and those required pursuant to CCA's agreements or management contracts with Governmental Entities.

          (e) Information Supplied. None of (i) the information supplied or to be supplied by CCA specifically for inclusion or incorporation by reference in the Proxy Statement, at the date it is first mailed to stockholders of Prison Realty or at the time of the Prison Realty Stockholders' Meeting, and (ii) the information supplied or to be supplied by CCA specifically for inclusion or incorporation by reference in the Registration Statement, at the date the proxy statement-prospectus comprising a portion of the Registration Statement is first mailed to shareholders of CCA or at the time of the CCA Shareholders' Meeting, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case no representation or warranty is made by CCA with respect to statements made or incorporated by reference therein based on information supplied by Prison Realty, CCA Sub, PMSI or JJFMSI specifically for inclusion or incorporation by reference therein. The Proxy Statement and the Registration Statement will comply as to form in all material respects with the requirements of the Exchange Act and the Securities Act, except that in each case no representation or warranty is made by CCA with respect to statements made or incorporated by reference therein based on information supplied by Prison Realty, CCA Sub, PMSI or JJFMSI for inclusion or incorporation by reference therein. If at any time prior to the date of the Prison Realty Stockholders' Meeting or the CCA Shareholders' Meeting, any event with respect to CCA, or with respect to information supplied by CCA specifically for inclusion in the Proxy Statement or the Registration Statement, shall occur which is required to be described in an amendment of, or supplement to, the Proxy Statement or the Registration Statement, such event shall be so described by CCA.

          (f) Absence of Certain Changes or Events. Subsequent to March 31, 2000, neither CCA nor any Subsidiary has sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is not disclosed; and subsequent to March 31, 2000 (i) neither CCA nor any Subsidiary has incurred any material liabilities or obligations, direct or contingent, or entered into any transactions not in the ordinary course of business consistent with past practice, and (ii) there has not been any issuance of options, warrants or rights to purchase CCA Common Stock, or any interests therein, or any adverse change, or any development involving a prospective adverse change, in the general affairs, management, business, prospects, financial position, net worth or results of operations of CCA or any Subsidiary.

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          (g) Compliance with Laws; Litigation.  Except as described in the CCA
     Disclosure Schedule or in the Prison Realty Filed SEC Documents, there are no claims, actions, suits, arbitration, grievances, proceedings or investigations pending or, to CCA's knowledge, threatened, against CCA or any Subsidiary, or any properties or rights of CCA or any Subsidiary, or any officers or directors of CCA or any Subsidiary in their capacity as such, by or before any Governmental Entity which, individually or in the aggregate, is reasonably likely to have a material adverse effect on CCA or prevent, materially delay or intentionally delay the ability of CCA to consummate the transactions contemplated hereby. Neither CCA nor its Subsidiaries is subject to any judgment, order or decree which could reasonably be expected to result in a material adverse effect.

          Each of CCA and its Subsidiaries has at all times operated and currently operates its business in conformity in all material respects with all applicable statutes, common laws, ordinances, decrees, orders, rules and regulations of Governmental Entities. Each of CCA and its Subsidiaries has all licenses, approvals or consents to operate its businesses in all locations in which such businesses are currently being operated, and to its knowledge is not aware of any existing or imminent matter which may materially adversely impact its operations or business prospects other than as specifically disclosed in the CCA Disclosure Schedule. CCA and each Subsidiary have not failed to file with the applicable regulatory authorities any material statements, reports, information or forms required by all applicable laws, regulations or orders, all such filings or submissions were in material compliance with applicable laws when filed, and no material deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions. CCA and each Subsidiary have not failed to maintain in full force and effect any material licenses, registrations or permits necessary or proper for the conduct of its or their business, or received any notification that any revocation or limitation thereof is threatened or pending, and there is not to the knowledge of CCA pending any change under any law, regulation, license or permit which would materially adversely affect the business, operations, property or business prospects of CCA. CCA and each Subsidiary have not received any notice of violation of or been threatened with a charge of violating and are not under investigation with respect to a possible violation of any provision of any law, regulation or order. Neither CCA nor any of its Subsidiaries has at any time (i) made any unlawful contribution to any candidate for domestic or foreign office or failed to disclose fully any contribution in violation of law or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          (h) Taxes.

             (i) CCA has timely filed (or there have been filed on its behalf) all Tax Returns required to be filed by it under applicable law, and all such Tax Returns were and are true, complete and correct in all material respects. Except to the extent adequately reserved for in accordance with GAAP and reflected on the most recent balance sheets of CCA, all Taxes due and payable by CCA have been timely paid in full.

             (ii) There are no Tax liens upon the assets of CCA except liens for Taxes not yet due.

             (iii) CCA has complied with the provisions of the Code relating to the withholding of Taxes, as well as similar provisions under any other laws, and has, within the time and in the manner prescribed by law, withheld, collected and paid over to the proper governmental authorities all amounts required.

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             (iv) No audits or other administrative proceedings or court proceedings are presently pending or, to the knowledge of CCA, asserted with regard to any Taxes or Tax Returns of CCA.

             (v) CCA has not received a written ruling of a taxing authority relating to Taxes or entered into a written and legally binding agreement with a taxing authority relating to Taxes with any taxing authority.

             (vi) Except as described on the CCA Disclosure Schedule, CCA has not requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed.

             (vii) CCA has not agreed to and is not required to make any adjustment pursuant to Section 481(a) of the Code (or any predecessor provision) by reason of any change in any accounting method of CCA, and there is no application pending with any taxing authority requesting permission for any changes in any accounting method of CCA. To the knowledge of CCA, the IRS has not proposed any such adjustment or change in accounting method.

             (viii) CCA has not joined in the filing of a consolidated return for federal income tax purposes. CCA is not and has never been subject to the provisions of Section 1503(f) of the Code.

             (ix) CCA is not a party to any agreement providing for the allocation or sharing of Taxes or indemnification by CCA of any other person in respect of Taxes.

             (x) CCA is not a party to any agreement, contract, or arrangement that would result, individually or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

             (xi) To the knowledge of CCA, CCA does not have, nor has it ever had, any income which is includable in computing the taxable income of a United States person (as determined under Section 7701 of the Code) under Section 951 of the Code. To the knowledge of CCA, none of the Subsidiaries of CCA is or has ever been a "passive foreign investment company" within the meaning of Section 1297 of the Code. To the knowledge of CCA, CCA is not and never has been a "personal holding company" within the meaning of Section 542 of the Code. To the knowledge of CCA, there are no gain recognition agreements, within the meaning of Treasury Regulation 1.367(a)-8 or any predecessor provision, between CCA, on one hand, and a stockholder of the CCA, on the other. There is no pending or, to the knowledge of CCA, threatened, action, proceeding or investigation by any taxing authority for assessment or collection of Taxes with respect to CCA in any jurisdiction where CCA has not filed a Tax Return. All dealings and arrangements between and among CCA and its Subsidiaries are at arm=s length and consistent with arm=s length dealings and arrangements between or among unrelated, uncontrolled taxpayers.

             (xii) For purposes of this Section 3.03(h), all representations and warranties with respect to CCA are deemed to include and to apply to each of its Subsidiaries and predecessors.

          (i) No Defaults. Except for violations or defaults which, individually or in the aggregate, would not have a material adverse effect, or for which valid waivers have been obtained by CCA or its Subsidiaries, neither CCA nor any of its Subsidiaries is in violation or default under any provision of its charter, by-laws, partnership agreements or other organizational documents, or is in breach of or default with respect to any provision of any note, bond, agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist any state of facts which would constitute an event of default on the part of any of CCA or its Subsidiaries as defined in such documents which, with notice of lapse of time or both, would constitute a default. Neither CCA nor any of its Subsidiaries is a party to any contract (other than leases) containing any covenant restricting its ability to conduct its business as currently conducted except for any such covenants that would not, individually or in the aggregate, have a material adverse effect on CCA.

          (j) Environmental Matters.

             (i) To the knowledge of CCA, the correctional and detention facilities operated or managed by CCA (the "CCA Facilities") are presently operated in compliance in all material respects with all Environmental Laws.

             (ii) There are no Environmental Laws requiring any material remediation, clean up, repairs, constructions or capital expenditures (other than normal maintenance) with respect to the CCA Facilities.

             (iii) There are no (A) notices of any violation or alleged violation of any Environmental Laws relating to the CCA Facilities or their uses that have been received by CCA, or (B) writs, injunctions, decrees, orders or judgments outstanding, or any actions, suits, claims, proceedings or investigations pending, or, to the knowledge of CCA, threatened, relating to the ownership, use, maintenance or operation of the CCA Facilities.

             (iv) To the knowledge of CCA, there are no past, present or anticipated future events, conditions, circumstances, activities, practices, incidents, actions, or plans relating to CCA and its Subsidiaries that may interfere with or prevent compliance or continued compliance with applicable Environmental Laws or which may give rise to any liability under the Environmental Laws.

             (v) All material permits and licenses required under any Environmental Laws in respect of the operations of the CCA Facilities have been obtained, and the CCA Facilities and CCA are in compliance, in all material respects, with the terms and conditions of such permits and licenses.

          (k) Benefit Plans.

             (i) All "employee benefit plans" (as defined in Section 3(3) of ERISA) and all other compensation, bonus, pension, profit sharing, deferred compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, employment, change-in-control, welfare, collective bargaining, severance, disability, death benefit, hospitalization and medical plans, agreements, arrangements or understandings that are maintained or contributed to (or previously contributed to) for the benefit of any current or former employee, officer or director of CCA or any of its Subsidiaries and with respect to which CCA or any of its Subsidiaries would reasonably be expected to have direct or contingent liability are defined as the "CCA Benefit Plans." CCA has heretofore delivered or made available to Prison Realty true and complete copies of all CCA Benefit Plans and, with respect to each CCA Benefit Plan, true and complete copies of the following documents: the most recent actuarial report, if any; the most recent annual report, if any; any related trust agreement, annuity contract or other funding instrument, if any; the most recent determination letter, if any; and the most recent summary plan description, if any.

             (ii) Except as disclosed in Section 3.03(k) of the CCA Disclosure
        Schedule: (A) none of the CCA Benefit Plans is a "multiemployer plan" within the meaning of Section 3(37) of ERISA or is otherwise subject to Title IV of ERISA; (B) none of the

        CCA Benefit Plans promises or provides retiree medical or life insurance benefits to any person; (C) neither CCA nor any of its Subsidiaries has any obligation to adopt or has taken any corporate action to adopt, any new CCA Benefit Plan or, except as required by law, to amend any existing CCA Benefit Plan; (D) CCA and its Subsidiaries are in compliance in all material respects with and each CCA Benefit Plan is and has been administered in all material respects in compliance with its terms and the applicable provisions of ERISA, the Code and all other applicable laws, rules and regulations except for any failures to so administer any CCA Benefit Plan as would not have a material adverse effect on CCA; (E) each CCA Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code, to CCA's knowledge, has been determined by the IRS to be so qualified, and no circumstances exist that could reasonably be expected to result in the revocation of any such determination; (F) each CCA Benefit Plan intended to provide for the deferral of income, the reduction of salary or other compensation, or to afford other income tax benefits, complies with the requirements of the applicable provisions of the Code or other laws, rules and regulations required to provide such income tax benefits; (G) no prohibited transactions (as defined in Section 406 or 407 of ERISA or Section 4975 of the Code) have occurred for which a statutory exemption is not available with respect to any CCA Benefit Plan, and which could give rise to liability on the part of CCA, any of its Subsidiaries, any CCA Benefit Plan, or any fiduciary, party in interest or disqualified person with respect thereto that would be material to CCA or would be material to CCA if it were its liability; (H) neither CCA nor any entity required to be treated as a single employer with CCA under Section 414 of the Code has any unsatisfied liability under Title IV of ERISA that would have a material adverse effect on CCA; (I) other than funding obligations and benefits claims payable in the ordinary course, to CCA's knowledge, no event has occurred and no circumstance exists with respect to any CCA Benefit Plan that could give rise to any liability arising under the Code, ERISA or any other applicable law, or under any indemnity agreement to which CCA or any of its Subsidiaries is a party, excluding liability relating to benefit claims and funding obligations payable in the ordinary course, whether directly or by reason of its affiliation with any entity required to be treated as a single employer with CCA under Section 414 of the Code; (J) as of the date hereof there are no pending or, to the knowledge of the executive officers of CCA, threatened investigations, claims or lawsuits in respect of any CCA Benefit Plan that would have a material adverse effect on CCA; (K) other than continuation coverage required to be provided under Section 4980B of the Code or Part 6 of Title I of ERISA or otherwise as provided by state law, none of the CCA Benefit Plans that are "welfare plans," within the meaning of Section 3(1) of ERISA, provides for any benefits with respect to current or former employees for periods extending beyond their retirement or other termination of service; (L) no amount payable pursuant to a CCA Benefit Plan or any other plan, contract or arrangement of CCA would be considered an "excess parachute payment" under Section 280G of the Code; and (M) no CCA Benefit Plan exists that could result in the payment to any current or former employee, officer or director of CCA any money or other property or accelerate or provide any other rights or benefits as a result of the transactions contemplated by this Agreement which would constitute an excess parachute payment within the meaning of Section 280G of the Code.

          (l) Material Contracts. All contracts to which CCA or any Subsidiary is a party have been duly authorized, executed and delivered by CCA or any Subsidiary, constitute valid and binding agreements of CCA or any Subsidiary and are enforceable against CCA or any Subsidiary in accordance with the terms thereof. Each of CCA and each Subsidiary has performed all material obligations required to be performed by it, and is neither in default in any material respect nor has it received notice of any default or dispute under, any such contract or other material instrument to which it is a party or by which its property is bound or affected. To the best knowledge of CCA, no other party under any such contract or other material instrument to which it is a party is in default in any material respect thereunder.

          (m) No Undisclosed Liabilities. Except (a) as set forth in the Prison Realty Filed SEC Documents, (b) as set forth in Section 3.03(m) of the CCA Disclosure Schedule, (c) as incurred in the ordinary course of the business of CCA subsequent to March 31, 2000 which would, individually or in the aggregate, not have, or be reasonably expected not to have, a material adverse effect, (d) for any expenses incurred in connection with transactions contemplated by this Agreement or for liabilities or obligations relating to contractual obligations, indebtedness, litigation or other matters which are covered by other representations and warranties in this Agreement or otherwise identified in the CCA Disclosure Schedule, neither CCA nor any of its Subsidiaries has any liabilities or obligations (direct or indirect, contingent or fixed, known or unknown, matured or unmatured accrued or unaccrued), whether arising out of contract, tort, statute or otherwise, and whether or not required by GAAP to be reflected on or in footnotes to the financial statements of CCA.

          (n) Labor Matters. Except as set forth in Section 3.03(n) of the CCA Disclosure Schedule: (i) neither CCA nor its Subsidiaries is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization; (ii) to the knowledge of CCA, no union claims to represent the employees of CCA and its Subsidiaries; (iii) none of the employees of CCA or its Subsidiaries is represented by any labor organization and CCA has no knowledge of any current union organizing activities among the employees of CCA or its Subsidiaries, nor does any question concerning representation exist concerning such employees; neither CCA nor its Subsidiaries is the subject of any proceeding asserting that it has committed an unfair labor practice or seeking to compel it to bargain with any labor organization as to wages or conditions of employment; (iv) there is no strike, work stoppage, lockout or other labor dispute involving CCA or its Subsidiaries pending or threatened; (v) no action, suit, complaint, charge, arbitration, inquiry, proceeding or investigation by or before any Governmental Entity brought by or on behalf of any employee, prospective employee, former employee, retiree, labor organization or other representative of its employees is pending or, to the knowledge of CCA, threatened against CCA or its Subsidiaries; (vi) to the knowledge of CCA, no grievance is threatened against CCA or its Subsidiaries; (vii) neither CCA nor its Subsidiaries is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Entity relating to employees or employment practices;
     (viii) there are no written personnel policies, rules or procedures applicable to employees of CCA or its Subsidiaries, other than those set forth in Section 3.03(n) of the CCA Disclosure Schedule, true and correct copies of which have heretofore been delivered or made available to Prison Realty, PMSI and JJFMSI; (ix) CCA and its Subsidiaries are, and have at all times been, in material compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages, hours of work and occupational safety and health, and are not engaged in any unfair labor practices as defined in the National Labor Relations Act or other applicable law, ordinance or regulation; (x) since the enactment of the WARN Act, neither CCA nor its Subsidiaries has effectuated (A) a "plant closing" (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of any of CCA or its Subsidiaries; or
     (B) a "mass layoff" (as defined in the WARN Act) affecting any site of employment or facility of any of CCA or its Subsidiaries, in either case, other than in substantial compliance with the WARN Act; nor has CCA or its Subsidiaries been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state, local or foreign law or regulation; and

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     (xi) neither CCA nor any of its Subsidiaries is aware that it has any liability or potential liability under the Multi-Employer Pension Plan Act.

          (o) Insurance. CCA and its Subsidiaries maintain primary, excess and umbrella insurance of types and amounts customary for their business against general liability, fire, workers' compensation, products liability, theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect and with respect to property insurance for assets for which it is customary to have replacement cost coverage or there are coinsurance provisions, the amount of such insurance is sufficient to provide for such coverage or to prevent the application of the coinsurance provision.
     Section 3.03(o) of the CCA Disclosure Schedule sets forth a complete list of the insurance policies maintained by CCA and its Subsidiaries.

          (p) Affiliate Transactions. Except as set forth in Section 3.03(p) of the CCA Disclosure Schedule, there is no transaction and no transaction is now proposed, to which CCA or its Subsidiaries is or is to be a party in which any current stockholder (holding in excess of 5% of the CCA's Common Stock or any securities convertible into or exchangeable for Common Stock), general partner, limited partner (holding in excess of 5% of the limited partnership interests), director or executive officer of CCA or its Subsidiaries has a direct or indirect interest.

          (q) Internal Accounting Controls. CCA's system of internal accounting controls is sufficient to meet the broad objectives of internal accounting controls insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to CCA's financial statements.

          (r) Vote Required. The CCA Shareholder Approval is the only vote of the holders of any class or series of CCA's securities necessary to approve this Agreement and the transactions contemplated hereby.

          (s) Board Recommendation. On the date hereof with respect to this Agreement, the Board of Directors of CCA, at a meeting duly called and held, by the majority vote of the directors present at such meeting, (i) determined that such Agreement and the Merger and the other transactions contemplated hereby and thereby are fair to and in the best interests of the shareholders of CCA, (ii) adopted such Agreement and approved the Merger and (iii) resolved to recommend that the holders of CCA Common Stock approve such Agreement and the Merger.

          (t) Tennessee Business Combination Act. CCA has received the opinion of Sherrard & Roe, PLC, counsel to CCA, that the approval of the Merger by the Board of Directors of CCA referred to in Section 3.03(s) constitutes approval of the Merger for purposes of the TBCA and represents all the actions necessary to ensure that Sections 48-103-201, et seq., of the TBCA do not apply to the Merger.

          (u) Brokers. No broker, investment banker, financial advisor or other person, other than Merrill Lynch, the fees and expenses of which will be paid by Prison Realty, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of CCA.

          (v) Stock Ownership. CCA does not, directly or indirectly, own any shares of Prison Realty Stock other than shares, if any, held in CCA Benefit Plans.

                                   ARTICLE IV

                   COVENANTS RELATING TO CONDUCT OF BUSINESS

     Section 4.01 Covenants of Prison Realty.  Except as set forth in Section
4.01 of the Prison Realty Disclosure Schedule or as otherwise contemplated by this Agreement and the transactions related thereto, during the period from the date of this Agreement until the Effective Time, Prison Realty agrees that:

          (a) Ordinary Course. Prison Realty and its Subsidiaries shall carry on their respective businesses only in the usual, regular and ordinary course consistent with past practice in all material respects and use their reasonable best efforts to preserve intact their present business organizations, maintain their rights and franchises and preserve their relationships with customers, suppliers and others having business dealings with them to the end that their goodwill and ongoing businesses shall not be impaired at the Effective Time.

          (b) REIT Qualification. Prison Realty shall conduct its operations in a manner so as to continue to qualify as a REIT under the Code.

          (c) Other Actions. Prison Realty shall not take any action that would result in any of its representations and warranties set forth in this Agreement that are qualified as to materiality being untrue, any of such representations and warranties that are not so qualified being untrue in any material respect or any of the conditions to the Merger set forth in
     Article VI not being satisfied.

          (d) Structure of Transactions. Prison Realty shall advise CCA from time to time of the proposed structure of Prison Realty and its Subsidiaries and affiliated entities at and after the Effective Time for purposes of CCA's evaluation of the Merger.

          (e) Advice of Changes; Filings. Prison Realty shall advise CCA of any change or event which would cause or constitute a material breach of any of its representations or warranties contained herein. Prison Realty shall file all reports required to be filed by it with the SEC or the NYSE between the date of this Agreement and the Effective Time and shall deliver to CCA copies of all such reports promptly after the same are filed.

     Section 4.02 Covenants of CCA Sub. During the period from the date of this Agreement until the Effective Time, CCA Sub agrees that it shall not take any action that would result in any of its representations and warranties set forth in this Agreement that are qualified as to materiality being untrue, any of such representations and warranties that are not so qualified being untrue in any material respect or any of the conditions to the Merger set forth in Article VI herein not being satisfied.

     Section 4.03 Covenants of CCA. Except as set forth in Section 4.03 of the CCA Disclosure Schedule or as otherwise contemplated by this Agreement and the transactions related thereto, during the period from the date of this Agreement through and including the Effective Time, CCA shall, and shall cause its Subsidiaries to, carry on their respective businesses in the ordinary course consistent with past practice and in compliance in all material respects with all applicable laws and regulations and, to the extent consistent therewith, shall use reasonable efforts to preserve intact their current business organizations and use reasonable efforts to preserve their relationships with those persons having business dealings with them. Without limiting the generality of the foregoing, except as set forth in Section 4.03 of the CCA Disclosure Schedule or as otherwise contemplated by this

Agreement, during the period from the date of this Agreement through the Effective Time, CCA shall not, and shall not permit any of its Subsidiaries to:

          (a) Dividends; Changes in Stock. Other than dividends and distributions by a direct or indirect wholly owned Subsidiary to CCA or one of their wholly owned Subsidiaries, (i) declare, set aside or pay any dividends (payable in cash, stock, property or otherwise) on, make any other distributions in respect of, or enter into any agreement with respect to the voting of, any of its capital stock, (ii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (iii) purchase, redeem or otherwise acquire any capital stock of CCA or any of its Subsidiaries or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

          (b) Issuance of Securities. Issue, deliver, sell, pledge or otherwise encumber or subject to any Lien any of its shares of capital stock or any other voting securities or any securities convertible into, exercisable for or exchangeable with, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

          (c) Governing Documents. Amend its charter, bylaws or other comparable organizational documents;

          (d) No Acquisitions. Acquire any business (whether by merger, consolidation, purchase of assets or otherwise) or acquire any equity interest in any person not an affiliate (whether through a purchase of stock, establishment of a joint venture or otherwise);

          (e) No Dispositions. Other than the obligations for capital commitments set forth in Section 4.03 of the CCA Disclosure Schedule, (A) sell, lease, exchange, license, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its real properties or other assets, (B) enter into any new joint ventures or similar projects, or (C) enter into any new development projects;

          (f) Accounting Methods. Change its methods of accounting (or underlying assumptions) in effect at December 31, 1999, except as required by changes (i) in generally accepted accounting principles ("GAAP"), (ii) in law or regulation, or (iii) due to events subsequent to March 31, 2000 related or consequential to the execution of this Agreement or consummation of the Merger and related transactions (including, but not limited to, the effects of any changes required by the SEC as part of its review of the Prison Realty Filed SEC Documents, the Proxy Statement or the Registration Statement); or change any of its methods of reporting income and deductions for federal income tax purposes from those employed in the preparation of the federal income tax returns of CCA for the taxable years ended December 31, 1999, except as required by changes in law or regulation;

          (g) No Settlements. Effect any settlement or compromise of any pending or threatened proceeding in respect of which CCA is or could have been a party, unless such settlement (i) includes an unconditional written release of CCA, in form and substance reasonably satisfactory to CCA, from all liability on claims that are the subject matter of such proceeding,
     (ii) does not include any statement as to any admission of fault, culpability or failure to act by or on behalf of CCA and (iii) is less than $100,000;

          (h) No Cancellation. Other than the obligations for capital commitments set forth in Section 4.03 of the CCA Disclosure Schedule, create, renew, amend, terminate or cancel, or take any other action that could reasonably be expected to result in the creation, renewal,

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     amendment, termination or cancellation of any agreement or instrument that is material to CCA and its respective Subsidiaries, taken as a whole;

          (i) Indebtedness. Other than the obligations for capital commitments set forth in Section 4.03 of the CCA Disclosure Schedule and any indebtedness incurred by CCA in connection with this Agreement and the transactions related thereto, and except for an increase in amounts outstanding under its revolving credit agreement and/or the renewal or refinancing of its existing revolving credit facility, incur any indebtedness for borrowed money;

          (j) No Commitments. Other than the obligations for capital commitments set forth in Section 4.03 of the CCA Disclosure Schedule, enter into any new capital or take out commitments or increase any existing capital or take out commitments;

          (k) Compensation. Except pursuant to agreements or arrangements in effect on the date hereof, (A) grant to any current or former director, executive officer or other key employee of CCA or any Subsidiary any increase in compensation, bonus or other benefits (other than increases in base salary in the ordinary course of business consistent with past practice or arising due to a promotion or other change in status and consistent with generally applicable compensation practices), (B) grant to any such current or former director, executive officer or other employee any increase in severance or termination pay, (C) amend or adopt any employment, deferred compensation, consulting, severance, termination or indemnification agreement with any such current or former director, executive officer or employee, or (D) amend, adopt or terminate any CCA Benefit Plan, except as may be required to retain qualification of any such plan under Section 401(a) of the Code;

          (l) Related Party Transactions. Except pursuant to agreements or arrangements in effect on the date hereof or as otherwise contemplated by this Agreement which have been disclosed in Section 4.03 of the CCA Disclosure Schedule, pay, loan or advance any amount to, or sell, transfer or lease any properties or assets (real, personal or mixed, tangible or intangible) to, or purchase any properties or assets, or enter into any agreement or arrangement with, any of its officers or directors or any affiliate or the immediate family members or associates of any of its officers or directors, other than payment of compensation at current salary, incentive compensation and bonuses and other than properly authorized business expenses in the ordinary course of business, in each case consistent with past practice;

          (m) Insurance. Permit any material insurance policy naming CCA or any Subsidiary as a beneficiary or a loss payable payee to be canceled or terminated;

          (n) Advise of Changes. Neglect or fail to advise Prison Realty of any change or event which would cause or constitute a material breach of any of the representations or warranties of CCA contained herein; or

          (o) Other Actions. Authorize, or commit or agree to take, any of the foregoing actions.

     Section 4.04 No Solicitation by Prison Realty.

     (a) Prison Realty shall not, nor shall it permit any of its Subsidiaries to, nor shall it authorize or permit any officer, director or employee of, or any investment banker, attorney or other advisor or representative of, Prison Realty or any of its Subsidiaries to, directly or indirectly, (i) solicit, initiate, encourage or knowingly facilitate the submission of any alternative proposal or (ii) enter into or participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, any alternative proposal; provided, however, that prior to the receipt of the Prison Realty Stockholder Approval, Prison Realty may, in response to a bona fide alternative proposal that constitutes a superior proposal (as defined in Section 4.04(b) herein) and that was made after the date hereof (and not solicited by Prison Realty after the date hereof) by any person, and subject to compliance with Section 4.04(c) herein, (A) furnish information with respect to Prison Realty and its Subsidiaries to such person and its representatives pursuant to a customary confidentiality agreement and discuss such information with such person and its representatives and (B) participate in negotiations regarding such alternative proposal. For purposes of this Section 4.04, the term "alternative proposal" means any inquiry, proposal or offer from any person relating to any direct or indirect acquisition or purchase of 10% or more of the assets (based on the fair market value thereof) of Prison Realty and its Subsidiaries, taken as a whole, other than the transactions contemplated by this Agreement, or of 10% or more of any class of equity securities of Prison Realty or any of its Subsidiaries or any tender offer or exchange offer (including by Prison Realty or any of its Subsidiaries) that if consummated would result in any person beneficially owning 10% or more of any class of equity securities of Prison Realty or any of its Subsidiaries, or any merger, consolidation, business combination, sale of substantially all assets, recapitalization, liquidation, dissolution or similar transaction involving Prison Realty or any of its Subsidiaries other than the transactions contemplated by this Agreement.

     (b) Except as set forth in this Section 4.04, the Board of Directors of Prison Realty shall not (i) withdraw or modify, or publicly propose to withdraw or modify, in a manner adverse to CCA, the approval or recommendation by such Board of Directors of the Merger or this Agreement, (ii) approve or recommend, or propose publicly to approve or recommend, any alternative proposal or (iii) cause or agree to cause Prison Realty to enter into any letter of intent, agreement in principle, acquisition agreement or similar agreement related to any alternative proposal. Notwithstanding the foregoing, if the Board of Directors of Prison Realty receives a superior proposal, such Board of Directors may, prior to the receipt of the Prison Realty Stockholder Approval, withdraw or modify its approval or recommendation of the Merger and this Agreement, approve or recommend a superior proposal or terminate this Agreement, but in each case only at a time that is at least five business days after receipt by CCA of written notice advising CCA that the Board of Directors of Prison Realty has resolved to accept a superior proposal if it continues to be a superior proposal at the end of such five business day period. For purposes of this Section 4.04, the term "superior proposal" means any bona fide alternative proposal (which, for purposes of Section 4.04(a) only, may be subject to a due diligence condition), which proposal was not solicited by Prison Realty after the date of execution of this Agreement, made by a third party to acquire, directly or indirectly, for consideration consisting of cash and/or securities, more than 10% of the shares of capital stock of Prison Realty then outstanding or all or substantially all the assets of Prison Realty and its Subsidiaries and otherwise on terms which the Board of Directors of Prison Realty determines in good faith (after consultation with its financial advisor) to be more favorable to Prison Realty=s stockholders than the Merger and the issuance of securities pursuant to the Securities Purchase Agreement and for which financing, to the extent required, is then committed or which, in the good faith judgment of such Board of Directors, is reasonably capable of being financed by such third party.

     (c) In addition to the obligations of Prison Realty set forth in paragraphs
(a) and (b) above, Prison Realty promptly shall advise CCA orally and in writing of any request for information or of any alternative proposal, the material terms and conditions of such request or alternative proposal and the identity of the person making any such request or alternative proposal and any determination by the Board of Directors of Prison Realty that a alternative proposal is or may be a superior proposal. Prison Realty will keep CCA informed as to the status and material details (including amendments or proposed amendments) of any such request or alternative proposal.

     Section 4.05 No Solicitation by CCA. Without the prior written consent of Prison Realty, (a) CCA shall not, nor shall it permit any of its Subsidiaries to, nor shall it authorize or permit any officer, director or employee of, or any investment banker, attorney or other advisor or representative of, CCA or any of its Subsidiaries to, directly or indirectly, (i) solicit, initiate, encourage or knowingly facilitate the submission of any alternative proposal or (ii) enter into or participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, any alternative proposal. For purposes of this Section 4.05, the term "alternative proposal" means any inquiry, proposal or offer from any person relating to any direct or indirect acquisition or purchase of 10% or more of the assets (based on the fair market value thereof) of CCA and its Subsidiaries, taken as a whole, other than the transactions contemplated by this Agreement, or of 10% or more of any class of equity securities of CCA or any of its Subsidiaries or any tender offer or exchange offer (including by CCA or any of its Subsidiaries) that if consummated would result in any person beneficially owning 10% or more of any class of equity securities of CCA or any of its Subsidiaries, or any merger, consolidation, business combination, sale of substantially all assets, recapitalization, liquidation, dissolution or similar transaction involving CCA or any of its Subsidiaries other than the transactions contemplated by this Agreement.

     (b) Except as set forth in this Section 4.05, the Board of Directors of CCA shall not (i) withdraw or modify, or publicly propose to withdraw or modify, in a manner adverse to Prison Realty, the approval or recommendation by such Board of Directors of the Merger or this Agreement, (ii) approve or recommend, or propose publicly to approve or recommend, any alternative proposal or (iii) cause or agree to cause CCA to enter into any letter of intent, agreement in principle, acquisition agreement or similar agreement related to any alternative proposal.

     (c) In addition to the obligations of CCA set forth in paragraphs (a) and
(b) above, CCA promptly shall advise Prison Realty orally and in writing of any request for information or of any alternative proposal, the material terms and conditions of such request or alternative proposal and the identity of the person making any such request or alternative proposal and any determination by the Board of Directors of CCA that an alternative proposal is or may be a superior proposal. CCA will keep Prison Realty informed as to the status and material details (including amendments or proposed amendments) of any such request or alternative proposal.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

     Section 5.01 Preparation of the Proxy Statement and Registration
Statement. As promptly as practicable following the date of this Agreement, Prison Realty, CCA Sub and CCA shall prepare and file with the SEC the Proxy Statement and the Registration Statement. Each party hereto will cooperate with the other party in connection with the preparation of the Proxy Statement and the Registration Statement, including, but not limited to, furnishing all information as may be required to be disclosed therein. The Proxy Statement shall contain the recommendation of the Board of Directors of Prison Realty that the stockholders of Prison Realty approve this Agreement and the transaction contemplated hereby. The proxy statement-prospectus which constitutes a portion of the Registration Statement shall contain the recommendation of the Board of Directors of CCA that the shareholders of CCA approve this Agreement and the transaction contemplated hereby. Each of Prison Realty, CCA Sub and CCA shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC and to have the proxy statement-prospectus which constitutes a portion of the Registration Statement declared effective by the SEC as promptly as practicable after such filing. Each party hereto will use its reasonable best efforts to cause the Proxy Statement and the proxy statement-prospectus which constitutes a portion of the Registration Statement to be mailed to its shareholders as promptly as practicable after the clearance of the Proxy Statement by the SEC and the declaration of the effectiveness of the Registration Statement by the SEC under the Securities

Act. No filing of, or amendment or supplement to the Proxy Statement or the Registration Statement will be made by any party hereto without providing the other parties and their Boards of Directors the opportunity to review and comment thereon and to approve the same, provided that such approvals shall not be unreasonably withheld. Each party hereto will advise the other parties, promptly after it receives notice thereof, of any request by the SEC for amendment of the Proxy Statement or the Registration Statement or comments thereon and responses thereto or requests by the SEC for additional information. If at any time prior to the Effective Time any information relating to any of the parties hereto or any of their respective affiliates, officers or directors, should be discovered by a party hereto which should be set forth in an amendment or supplement to the Proxy Statement or Registration Statement, so that the Proxy Statement or the Registration Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, such amended or supplemented Proxy Statement or the proxy statement-prospectus which constitutes a portion of such amended or supplemented Registration Statement, as applicable, disseminated to the shareholders of Prison Realty and CCA.

     Section 5.02 Access to Information. Each party shall, and shall cause each of its Subsidiaries to, afford to the other party hereto and to its officers, employees, accountants, counsel and other representatives (including environmental consultants), reasonable access, during normal business hours during the period prior to the Effective Time, to their respective properties, books, records and personnel and, during such period, each party hereto shall, and shall cause each of its Subsidiaries to, furnish promptly to the other party hereto (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of Federal or state securities laws and (b) such other information concerning its business, properties and personnel as the other party may reasonably request. With respect to matters disclosed in the Prison Realty Disclosure Schedule or the CCA Disclosure Schedule, respectively, each party agrees to supplement from time to time the information set forth therein.

     Section 5.03 Shareholders' Meetings. Prison Realty shall, as promptly as practicable after the date hereof, (a) duly call, give notice of, convene and hold a Stockholders' Meeting for the purpose of obtaining the Prison Realty Stockholder Approval, and (b) subject in the case of Prison Realty to Section 4.04, through its respective Board of Directors, recommend to its stockholders that they grant the Prison Realty Stockholder Approval. Prison Realty shall use all reasonable efforts to solicit from its stockholders proxies in favor of Prison Realty Stockholder Approval and shall take all other action necessary or, in the reasonable opinion of such party, advisable to secure Prison Realty Stockholder Approval. CCA shall vote, or cause to be voted, in favor of the transactions for which Prison Realty is seeking Prison Realty Stockholder Approval, all shares of Prison Realty Common Stock directly or indirectly beneficially owned by it.

     CCA shall, as promptly as practicable after the date hereof, (a) duly call, give notice of, convene and hold a Shareholders' Meeting for the purpose of obtaining the CCA Shareholder Approval, and (b) through its respective Board of Directors, recommend to its shareholders that they grant the CCA Shareholder Approval. CCA shall use all reasonable efforts to solicit from its shareholders proxies in favor of CCA Shareholder Approval and shall take all other action necessary or, in the reasonable opinion of such party, advisable to secure CCA Shareholder Approval. Prison Realty shall vote, or cause to be voted, in favor of the transactions for which CCA is seeking CCA Shareholder Approval, all shares of CCA Common Stock directly or indirectly beneficially owned by it.

     Section 5.04 Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, each party hereto shall, and shall cause its Subsidiaries to, use all reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including (i) the obtaining of any necessary consent, authorization, order or approval of, or any exemption by, any Governmental Entity and/or any other public or private third party which is required to be obtained by such party or any of its Subsidiaries in connection with the Merger and the other transactions contemplated by this Agreement (provided that no party to this Agreement shall pay or agree to pay any material amount to obtain a consent without the prior approval of the remaining parties, which approval shall not be unreasonably withheld or delayed), and the making or obtaining of all necessary filings and registrations with respect thereto, (ii) the defending of any lawsuits or other legal proceedings challenging this Agreement, and (iii) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.

     Section 5.05 Benefits Matters. Except as otherwise provided herein, following the Effective Time, Prison Realty shall honor, or cause to be honored, all obligations under employment agreements, Prison Realty Benefit Plans and all other employee benefit plans, programs, policies and arrangements of any of the parties hereto in accordance with the terms thereof. Nothing herein shall be construed to prohibit Prison Realty from amending or terminating such agreements, programs, policies and arrangements in accordance with the terms thereof and with applicable law.

     Section 5.06 Fees and Expenses. Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.

     Section 5.07 Indemnification, Exculpation and Insurance.

     (a) From and after the Effective Time, Prison Realty shall indemnify, defend and hold harmless to the fullest extent permitted by applicable federal and state law each person who is on the date hereof, or has been at any time prior to the date hereof or who becomes prior to the Effective Time, a director or officer of CCA or was serving at the request of CCA as a director or officer of any domestic or foreign corporation, joint venture, trust, employee benefit plan or other enterprise (collectively, the "Indemnities") arising out of CCA's Charter or Bylaws in effect at the Effective Time against any and all losses in connection with or arising out of any claim which is based upon, arises out of or in any way relates to any actual or alleged act or omission occurring at or prior to the Effective Time in the Indemnitee's capacity as a director or officer (whether elected or appointed), of CCA.

     (b) In the event Prison Realty or any of its successors or assigns: (i) consolidates with or merges into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger; or (ii) transfers or conveys all or substantially all of its properties and assets to any person or entity, then, and in each case, to the extent necessary, proper provisions shall be made so that the successors and assigns of Prison Realty assume the obligations set forth in this Section 5.07.

     (c) Prison Realty shall maintain in effect for not less than two (2) years from the Effective Time the policies of directors' and officers' liability insurance most recently maintained by CCA; provided, however, that Prison Realty may substitute therefor policies with reputable and financially sound carriers for substantially similar coverage containing terms and conditions which are no less advantageous for so long as such substitution does not result in gaps or lapses in coverage with

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respect to claims arising from or relating to matters occurring prior to the
Effective Time. Prison Realty shall pay all expenses, including attorneys' fees, that may be incurred by any Indemnitee in enforcing the indemnity and other obligations provided for in this Section 5.07.

     (d) The provisions of this Section 5.07 are intended to be for the benefit of, and shall be enforceable by, each Indemnitee and their respective heirs and representatives.

     Section 5.08 Transfer Taxes. All state, local, foreign or provincial sales, use, real property transfer, stock transfer or similar taxes (including any interest or penalties with respect thereto, but not including any shareholder-level taxes based upon net income) attributable to the Merger shall be timely paid by Prison Realty.

     Section 5.09 Stock Exchange Listing. The Surviving Company and Prison Realty shall each use their reasonable best efforts to cause the Prison Realty Stock to be issued in connection with the Merger to be listed on the NYSE, subject to official notice of issuance, if applicable.

     Section 5.10 Tax-Free Reorganization. Prior to the Effective Time, each party shall use its reasonable best efforts to cause the Merger to qualify as a reorganization qualifying under the provisions of Section 368(a) of the Code.

     Section 5.11 Shareholders' Agreement. As of the Effective Time, the Shareholders' Agreement, dated September 22, 1998, among certain shareholders of CCA shall each be terminated and shall no longer have any force or effect.

     Section 5.12 Lock-Up Agreement. As of the Effective Time, each of the holders of shares of CCA Common Stock whose shares are not subject to forfeiture under the CCA Restricted Stock Plan shall enter into a lock-up agreement with Prison Realty (the "Lock-Up Agreement"), a form of which is attached hereto as Exhibit A, pursuant to which each such holder shall agree not to sell, assign or otherwise transfer (collectively, a "Transfer") any shares of Prison Realty Common Stock received in connection with the Merger (the "Shares"), nor enter into any agreement regarding the same, for a period of one hundred eighty (180) days (the "180-Day Period") following the date of closing of the Merger, and further agrees not to Transfer such Shares thereafter except as follows: (i) after expiration of the 180-Day Period, a holder may Transfer up to twenty-five percent (25%) of the aggregate amount of the Shares; (ii) after December 31, 2001, a holder may Transfer up to fifty percent (50%) of the aggregate amount of the Shares; (iii) after December 31, 2002, a holder may Transfer up to seventy-five percent (75%) of the aggregate amount of the Shares; and (iv) after December 31, 2003, a holder may Transfer up to one hundred percent (100%) of the aggregate amount of the Shares.

     Section 5.13 Equity Incentive Plan. Following the consummation of the Merger and the related transactions, Prison Realty shall adopt a new equity incentive plan pursuant to which it will have the authority to grant options to purchase shares of Prison Realty Common Stock and other types of equity-based incentive compensation, on such terms and conditions as are approved by the Board of Directors of Prison Realty following the consummation of the Merger.

     Section 5.14 Change of Corporate Name. In connection with the Merger and the related transactions, Prison Realty shall amend its charter, bylaws and organizational documents to change the name of the corporation to "Corrections Corporation of America" and the business and affairs of Prison Realty following the consummation of the Merger and the related transactions shall be conducted using the name "Corrections Corporation of America."

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                                   ARTICLE VI

                              CONDITIONS PRECEDENT

     Section 6.01 Conditions to Each Party's Obligation To Effect the
Merger. The respective obligations of each party to effect the Merger shall be subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

          (a) HSR Act. The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

          (b) No Injunctions or Restraints; Illegality. No statute, rule, regulation, judgment, writ, decree, order, temporary restraining order, preliminary or permanent injunction shall have been promulgated, enacted, entered or enforced, and no other action shall have been taken, by any Governmental Entity of competent jurisdiction enjoining or otherwise preventing the consummation of the Merger shall be in effect; provided, however, that each of the parties shall use its reasonable best efforts to prevent the entry of any such injunction or other order or decree and to cause any such injunction or other order or decree that may be entered to be vacated or otherwise rendered of no effect.

          (c) Listing of Merger Consideration. The Prison Realty Stock to be issued in the Merger shall have been approved for listing on the NYSE, subject to official notice of issuance, if applicable.

          (d) Proxy Statement and Registration Statement. The Proxy Statement and Registration Statement shall be satisfactory in all material respects to Prison Realty and CCA, the Proxy Statement shall have been cleared by the SEC, and the Registration Statement shall have been declared effective by the SEC under the Securities Act, and no stop order suspending the use of the Proxy Statement or the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the SEC.

          (e) Tax-Free Reorganization. The receipt by each of Prison Realty and CCA of an opinion of its respective tax counsel to the effect that the Merger qualifies as a reorganization within the meaning of Section 368(a) of the Code.

     Section 6.02 Conditions to Obligation of Prison Realty and CCA Sub To Effect the Merger. The obligation of Prison Realty and CCA Sub to effect the Merger is subject to the satisfaction of the following conditions unless waived by Prison Realty and CCA Sub:

          (a) Shareholder Approval. The Prison Realty Stockholder Approval and the CCA Shareholder Approval shall have been obtained.

          (b) Representations and Warranties. The representations and warranties of CCA set forth in this Agreement shall be true and correct, except that this condition shall be deemed satisfied so long as any failures of such representations and warranties to be true and correct do not individually or in the aggregate have a material adverse effect on CCA as of the date of this Agreement and as of the Closing Date, except as otherwise contemplated by this Agreement, and Prison Realty and the CCA Sub shall have received a certificate to such effect signed on the Closing Date on behalf of CCA by the Chief Executive Officer and Secretary.

          (c) Performance of Obligations of Other Parties. CCA shall have performed in all material respects all material obligations required to be performed by them under this Agreement at or prior to the Closing Date, and Prison Realty shall have received a certificate to such effect signed on behalf of each party by its Chief Executive Officer or Chief Financial Officer.

          (d) Consents, etc. Prison Realty shall have received evidence, in form and substance reasonably satisfactory to it, that such consents, approvals, authorizations, qualifications and orders of Governmental Entities and other third parties as are necessary in connection with the transactions contemplated hereby have been obtained, other than those the failure of which to be obtained, individually or in the aggregate, would not have a material adverse effect on Prison Realty or CCA.

          (e) Consents to Assignment of Management Contracts. To the extent required by applicable law and the provisions of the contracts, CCA shall have obtained all necessary written consents of governmental authorities to the performance of their respective facility management contracts by Prison Realty and/or CCA Sub after the Merger.

          (f) Purchase of CCA Common Stock Held by Baron. Prison Realty shall have purchased the CCA Common Stock held by Baron pursuant to the terms and conditions reasonably acceptable to Prison Realty.

          (g) Execution of Lock-Up Agreements. The Lock-Up Agreements shall have been executed and delivered in accordance with Section 5.12.

     Section 6.03 Conditions to Obligation of CCA To Effect the Merger. The obligation of CCA to effect the Merger is subject to the satisfaction of the following conditions unless waived by CCA:

          (a) Representations and Warranties. The representations and warranties of Prison Realty set forth in this Agreement shall be true and correct, except that this condition shall be deemed satisfied so long as any failures of such representations and warranties to be true and correct do not individually or in the aggregate have a material adverse effect on Prison Realty as of the date of this Agreement and as of the Closing Date, except as otherwise contemplated by this Agreement, and CCA shall have received a certificate to such effect signed on the Closing Date on behalf of Prison Realty by its Chief Executive Officer and Secretary.

          (b) Performance of Obligations of Prison Realty. Prison Realty shall have performed in all material respects all material obligations required to be performed by it under this Agreement at or prior to the Closing Date, and CCA shall have received a certificate to such effect signed on behalf of Prison Realty by its Chief Executive Officer or Chief Financial Officer.

          (c) Shareholder Approval. The Prison Realty Stockholder Approval and the CCA Shareholder Approval shall have been obtained.

     Section 6.04 Frustration of Closing Conditions. No party to this Agreement may rely on the failure of any condition set forth in Sections 6.01 through 6.03, as the case may be, to be satisfied if such failure was caused by such party's failure to use all reasonable best efforts to consummate the Merger and the other transactions contemplated by this Agreement.

                                  ARTICLE VII

                           TERMINATION AND AMENDMENT

     Section 7.01 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after the Prison Realty Stockholder Approval and the CCA Shareholder Approval are received:

          (a) by mutual written consent of the parties hereto;

          (b) by Prison Realty or CCA upon written notice to the other parties:

             (i) if any Governmental Entity of competent jurisdiction shall have issued a permanent injunction or other order or decree enjoining or otherwise preventing the consummation of the Merger and such injunction or other order or decree shall have become final and nonappealable; provided that the party seeking to terminate this Agreement pursuant to this clause (i) shall have used its reasonable best efforts to prevent or contest the imposition of, or seek the lifting or stay of, such injunction, order or decree;

             (ii) if the Merger shall not have been consummated on or before October 31, 2000, unless the failure to consummate the Merger is the result of a material breach of this Agreement by the party seeking to terminate this Agreement;

             (iii) if, upon a vote at a duly held Prison Realty Stockholders= Meeting or any adjournment thereof, the Prison Realty Stockholder Approval shall not have been obtained;

          (c) by Prison Realty upon written notice to CCA if, upon a vote at a duly held CCA Shareholders' Meeting or any adjournment thereof, the CCA Shareholder Approval shall not have been obtained;

          (d) by Prison Realty upon written notice to CCA, if the Board of Directors of CCA or any committee thereof shall have withdrawn or modified in a manner adverse to Prison Realty its approval or recommendation of the Merger or this Agreement or resolved to do so;

          (e) by CCA upon written notice to Prison Realty, if the Board of Directors of Prison Realty or any committee thereof shall have withdrawn or modified in a manner adverse to such terminating party its approval or recommendation of the Merger or this Agreement or resolved to do so;

          (f) unless CCA is in material breach of its obligations hereunder, by CCA upon written notice to Prison Realty if Prison Realty breaches or fails to perform any of its representations, warranties, covenants or other agreements hereunder, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.03 hereof and (B) is incapable of being cured by Prison Realty or is not cured within thirty
     (30) days after CCA gives written notice of such breach to Prison Realty and such a cure is not effected during such period; or

          (g) unless Prison Realty is in material breach of its obligations hereunder, by Prison Realty upon written notice to CCA if CCA breaches or fails to perform any of its representations, warranties, covenants or other agreements hereunder, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.02 hereof and (B) is incapable of being cured by CCA or is not cured within thirty (30) days after Prison Realty gives written notice of such breach to the breaching party and such a cure is not effected during such period.

     Section 7.02 Effect of Termination. In the event of termination of this Agreement by Prison Realty or CCA as provided in Section 7.01 herein, this Agreement shall forthwith become void and have no effect and, except to the extent that such termination results from the wilful and material breach by a party of any of its representations, warranties, covenants or agreements set forth in this Agreement, there shall be no liability or obligation on the part of Prison Realty or CCA except with respect to Section 5.06, this Section 7.02 and Article VIII hereof, which provisions shall survive such termination.

     Section 7.03 Amendment. This Agreement may be amended by the parties hereto at any time before or after the Prison Realty Stockholder Approval and the CCA Shareholder Approval is received, provided that after receipt of the Prison Realty Stockholder Approval or the CCA Shareholder Approval, no amendment shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     Section 7.04 Extension; Waiver. At any time prior to the Effective Time, the parties hereto may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) subject to the proviso of Section 7.03, waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

     Section 7.05 Procedure for Termination, Amendment, Extension or Waiver. A termination of this Agreement pursuant to Section 7.01, an amendment of this Agreement pursuant to Section 7.03 or an extension or waiver pursuant to Section
7.04 shall, in order to be effective, require action by the Board of Directors, or the duly authorized committee of such Board to the extent permitted by law, of the party authorizing such action.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     Section 8.01 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement shall survive the Effective Time. This Section 8.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

     Section 8.02 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or sent by overnight or same-day courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                                          if to Prison Realty, to:

                                          Prison Realty Trust, Inc.
                                          10 Burton Hills Boulevard, Suite 100
                                          Nashville, Tennessee 37215
                                          Attention: Thomas W. Beasley, Chairman
                                                     of the
                                                     Board of Directors
                                          Facsimile: (615) 263-0234
                                          with a copy to:

                                          Stokes & Bartholomew, P.A.
                                          424 Church Street, Suite 2800
                                          Nashville, Tennessee 37219-2323
                                          Attention: Elizabeth E. Moore, Esq.
                                          Facsimile: (615) 259-1470

                                          if to CCA, to:

                                          Corrections Corporation of America
                                          10 Burton Hills Boulevard
                                          Nashville, Tennessee 37215
                                          Attention: J. Michael Quinlan,
                                                     President and
                                                     Chief Operating Officer
                                          Facsimile: (615) 263-3010

                                          with a copy to:

                                          Sherrard & Roe, PLC
                                          424 Church Street, Suite 2000
                                          Nashville, Tennessee 37219
                                          Attention: John R. Voigt, Esq.
                                          Facsimile: (615) 742-4239

     Section 8.03 Definitions; Interpretation.

     (a) As used in this Agreement:

          (i) unless otherwise expressly provided herein, an "affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person, where "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person, whether through the ownership of voting securities, by contract or otherwise;

          (ii) "business day" means any day on which banks are not required or authorized to close in the City of New York;

          (iii) "material adverse effect" means any change, effect, event, occurrence or development that is, or is reasonably likely to be, materially adverse to the business, results of operations or financial condition of a party hereto or its Subsidiaries, taken as a whole, other than any change, effect, event or occurrence relating to or arising out of
     (A) the economy or securities markets in general, (B) this Agreement or the transactions contemplated hereby or the announcement thereof, including, but not limited to, changes in methods of accounting with respect to the financial statements of a party hereto or its Subsidiaries as precipitated by this Agreement or the transactions contemplated hereby or by the review of the SEC of the Prison Realty Filed SEC Documents, the Proxy Statement or the Registration Statement, or (C) private corrections industry in general, and not specifically relating to the parties hereto or their Subsidiaries;

          (iv) "person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity; and

          (v) "Subsidiary" of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are not such voting interests, more than 50% of the equity interests of which) is owned directly or indirectly by such first person.

     (b) When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article, Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term "or" when used in this Agreement is not exclusive. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns.

     Section 8.04 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other party.

     Section 8.05 Entire Agreement; No Third-Party Beneficiaries; Rights of Ownership. This Agreement (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) other than Section
5.07 of this Agreement, is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     Section 8.06 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, without regard to any principles of conflicts of law of such State.

     Section 8.07 Publicity. Except as otherwise permitted by this Agreement or required by law or the rules of the NYSE, so long as this Agreement is in effect, no party to this Agreement shall, or shall permit any of its affiliates to, issue or cause the publication of any press release or other public announcement or statement with respect to this Agreement or the transactions contemplated hereby without first obtaining the consent of the other parties hereto. The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form heretofore agreed to by the parties.

     Section 8.08 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, and any such assignment that is not so consented to shall be null and void; provided that, if necessary or advisable under applicable provisions of corporate or tax law, Prison Realty may assign its rights hereunder to any of its Subsidiaries or affiliates to cause CCA to merge with a Subsidiary or affiliate of Prison Realty, but no such assignment shall relieve Prison Realty of its obligations hereunder including the obligations to deliver the CCA Merger Consideration. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     Section 8.09 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court located in the State of Tennessee or in any Tennessee state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Federal court located in the State of Tennessee or any Tennessee state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.

                          [SIGNATURE PAGES TO FOLLOW]

     Accepted and agreed to this 30th day of June, 2000.

                                          PRISON REALTY TRUST, INC.

                                          By: /s/ Thomas W. Beasley
                                          Name: Thomas W. Beasley
                                          Title: Chairman of the Board of
                                                 Directors

                                          CCA ACQUISITION SUB, INC.

                                          By: /s/ Darrell K. Massengale
                                          Name: Darrell K. Massengale
                                          Title: Chief Executive Officer and
                                                 President

                                          CORRECTIONS CORPORATION OF AMERICA

                                          By: /s/ Darrell K. Massengale
                                          Name: Darrell K. Massengale
                                          Title: Chief Financial Officer and
                                                 Secretary

                                                                       EXHIBIT A

                           FORM OF LOCK-UP AGREEMENT

                                          , 2000

Prison Realty Trust, Inc.
10 Burton Hills Boulevard, Suite 100
Nashville, Tennessee 37215

Re: Shares of Common Stock to be Issued by Prison Realty Trust, Inc. in Connection with the Merger of Corrections Corporation of America with and into Prison Realty Trust, Inc.

Ladies and Gentlemen:

     The undersigned understands that as a result of the merger (the "Merger") of Corrections Corporation of America, a Tennessee corporation formerly known as Correctional Management Services Corporation ("CCA"), with and into CCA Acquisition Sub, Inc., a Tennessee corporation and wholly-owned subsidiary of Prison Realty Trust, Inc. (the "Company"), shares of capital stock held by the undersigned in CCA will be exchanged or converted into shares of common stock (the "Common Stock") of the Company. In consideration of the foregoing and in connection with the Merger, the undersigned hereby agrees that the undersigned will not, without the prior written approval of the Board of Directors of the Company, offer for sale, sell, transfer, assign, pledge, hypothecate or otherwise dispose of, directly or indirectly (collectively, a "Transfer"), any shares of Common Stock received in connection with the Merger (the "Shares"), nor enter into any agreement regarding the same, for a period of one hundred eighty (180) days (the "180-Day Period") following the date of closing of the Merger, and further agrees not to Transfer such Shares thereafter except as follows: (i) after expiration of the 180-Day Period, a holder may Transfer up to twenty-five percent (25%) of the aggregate amount of the Shares; (ii) after December 31, 2001, a holder may Transfer up to fifty percent (50%) of the aggregate amount of the Shares; (iii) after December 31, 2002, a holder may Transfer up to seventy-five percent (75%) of the aggregate amount of the Shares; and (iv) after December 31, 2003, a holder may Transfer up to one hundred percent (100%) of the aggregate amount of the Shares.

     The foregoing agreements shall be binding on the undersigned and the undersigned's respective heirs, personal representatives, successors and assigns.

     It is understood that if the Merger is not consummated this agreement shall terminate.

                                          Sincerely,

                                          Signature:
                                          --------------------------------------

                                          Name:
                                          --------------------------------------

                                                                      APPENDIX C

                                    ARTICLES
                                 SUPPLEMENTARY

                       CORRECTIONS CORPORATION OF AMERICA

                SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK
                          (PAR VALUE $0.01 PER SHARE)

     Corrections Corporation of America, a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of the State of Maryland that:

          FIRST: Pursuant to authority granted to the Board of Directors of the Corporation (the "Board of Directors") by Article V of the charter of the Corporation (the "Charter"), the Board of Directors has classified 8,000,000 shares (the "Shares") of Preferred Stock, as defined in the Charter, as a separate series of shares of Preferred Stock, designated as Series B Cumulative Convertible Preferred Stock, $0.01 par value per share (the "Series B Preferred Stock").

          SECOND: The terms of the Series B Preferred Stock, including the preferences, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption, as fixed by the Board of Directors are as follows:

     Section 1. Designation and Amount; Rank.

     (a) The shares of such series shall be designated as the "Series B Cumulative Convertible Preferred Stock" (the "Series B Preferred Stock"), and the number of shares constituting such series shall be 8,000,000 shares. Section 10 sets forth the definitions of certain terms used in these Articles Supplementary.

     (b) The Series B Preferred Stock shall, with respect to dividend distributions and distributions upon liquidation, winding-up and dissolution of the Corporation, rank: (i) senior (to the extent set forth herein) to all Junior Stock; (ii) on a parity with all Parity Stock; and (iii) junior to all Senior Stock.

     Section 2. Dividends and Distributions.

     (a) Subject to the preferential rights of all Senior Stock, the holders of shares of Series B Preferred Stock shall be entitled to receive, when and as authorized and declared by the Board of Directors, out of funds legally available for the payment of dividends, (i) commencing on the first Dividend Payment Date and continuing through the third anniversary of the Issuance Date, cumulative preferential dividends payable in additional shares of Series B Preferred Stock at the rate of twelve percent (12%) per annum of the Stated Amount of each share of the then outstanding Series B Preferred Stock, and (ii) commencing with the first Dividend Period occurring after the third anniversary of the Issuance Date, cumulative preferential dividends will be payable entirely in cash at the rate of twelve percent (12%) per annum of the Stated Amount of each share of the then outstanding Series B Preferred Stock. Dividends on shares of Series B Preferred Stock shall accrue and be cumulative from the Issuance Date. Dividends shall be payable quarterly in arrears when and as declared by the Board of Directors on each Dividend Payment Date (or, if such Dividend Payment Date is not a Business Day, the first (1st) Business Day following the Dividend Payment Date) in respect of the Dividend Period ending on such Dividend Payment Date (but without including such Dividend Payment Date) commencing on the first Dividend Payment Date and continuing for so long as the Series B Preferred Stock is outstanding. Any reference herein to "cumulative dividends" or

"Accrued Dividends" or similar phrases means that such dividends are fully cumulative and accumulate and accrue on a daily basis (computed on the basis of a 360-day year of twelve 30-day months), whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The Accrued Dividends will not bear interest, and holders of shares of the Series B Preferred Stock will not be entitled to any distributions other than as expressly set forth herein. All dividends payable in additional shares of Series B Preferred Stock shall be paid through the issuance of additional shares of Series B Preferred Stock (including fractional shares) at the Stated Amount.

     Notwithstanding anything contained herein to the contrary, no dividends on shares of Series B Preferred Stock shall be declared by the Board of Directors or paid or Set Apart for Payment by the Corporation at such time as, and to the extent that, the terms and provisions of any agreement to which the Corporation is a party, including any agreement relating to its indebtedness or any provisions of the Corporation's Charter relating to any Senior Stock, prohibit such declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

     (b) For so long as any shares of Series B Preferred Stock are outstanding, no full dividends shall be declared by the Board of Directors or paid or Set Apart for Payment by the Corporation on any Parity Stock for any period unless the Accrued Dividends have been or contemporaneously are declared and paid in full, or declared and, if payable in cash, a sum in cash is Set Apart for Payment. If the Accrued Dividends and any accrued dividends with respect to Parity Stock are not so paid (or a sum sufficient for such payment is not so Set Apart for Payment), all dividends declared and paid upon shares of the Series B Preferred Stock and any other Parity Stock shall be declared pro rata so that the amount of dividends declared and paid per share on the Series B Preferred Stock and such Parity Stock shall in all cases bear to each other the same ratio that the Accrued Dividends per share on the Series B Preferred Stock and the accrued dividends per share on such Parity Stock bear to each other.

     (c) For so long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not declare, pay or Set Apart for Payment any dividend on any of the Junior Stock (other than (i) dividends in Junior Stock to the holders of Junior Stock or (ii) distributions of rights of purchase shares of Common Stock or Preferred Stock of the Corporation to the holders of Common Stock of the Corporation), or make any payment on account of, or Set Apart for Payment money for a sinking or other similar fund for, the purchase, redemption or other retirement of, any of the Junior Stock or any warrants, rights, calls or options exercisable for or convertible into any of the Junior Stock whether in cash, obligations or shares of the Corporation or other property (other than in exchange for Junior Stock), and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase or redeem any of the Junior Stock or any such warrants, rights, calls or options (other than in exchange for Junior Stock) unless the Accrued Dividends on the Series B Preferred Stock for all Dividend Periods ended on or prior to the date of such payment in respect of Junior Stock have been or contemporaneously are paid in full or declared and, if payable in cash, a sum in cash has been Set Apart for Payment.

     (d) For so long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not (except with respect to dividends as permitted by Section 2(b)) make any payment on account of, or Set Apart for Payment money for a sinking or other similar fund for, the purchase, redemption or other retirement of, any shares of the Parity Stock or any warrants, rights, calls or options exercisable for or convertible into any shares of the Parity Stock, and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase or redeem any shares of the Parity Stock or any such warrants, rights, calls or options unless the Accrued Dividends on the

Series B Preferred Stock for all Dividend Periods ended on or prior to the date of such payment in respect of Parity Stock have been or contemporaneously are paid in full.

     (e) Notwithstanding anything contained herein to the contrary, dividends on the Series B Preferred Stock, if not paid on a Series B Dividend Payment Date, will accrue whether or not dividends are declared for such Series B Dividend Payment Date, whether or not the Corporation has earnings and whether or not there are profits, surplus or other funds legally available for the payment of such dividends. Any dividend payment made on shares of Series B Preferred Stock shall first be credited against the current dividend and then against the earliest Accrued Dividend.

     Section 3. Voting Rights.

     (a) The holders of shares of the Series B Preferred Stock will not have any voting rights, except as set forth herein or as required by law.

     (b) If and as long as (i) dividends on the Series B Preferred Stock shall be in arrears and unpaid for four (4) Dividend Periods (a "Payment Default"), the holders of such Series B Preferred Stock (voting together as a class with all other series of Parity Stock upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of a total of one (1) additional director of the Corporation (the "Default Director") at a special meeting called by the President, Chairman of the Board, or a majority of the Board of Directors upon the written request of the holders of record of at least twenty percent (20%) of the shares of Series B Preferred Stock and the holders of record of at least twenty percent (20%) of the shares of any series of Parity Stock so in arrears (unless such request is received less than ninety (90) days before the date fixed for the next annual or special meeting of the stockholders) or at the next annual meeting of stockholders, and at such subsequent annual meeting until all dividends accumulated on such shares of Series B Preferred Stock for the past dividend periods and the dividend for the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment thereof Set Apart for Payment. A quorum for any such annual or special meeting shall exist if at least a majority of the outstanding shares of Series B Preferred Stock and shares of Parity Stock upon which like voting rights have been conferred and are exercisable are represented in person or by proxy at such meeting. Such Default Directors shall be elected upon affirmative vote of a plurality of the shares of Series B Preferred Stock and such Parity Stock present and voting in person or by proxy at a duly called and held meeting at which a quorum is present. If and when all accumulated dividends and the dividend for the then current dividend period on the shares of Series B Preferred Stock shall have been paid in full or Set Apart for Payment in full, the holders thereof shall be divested of the foregoing voting rights (subject to revesting in the event of each and every Payment Default) and, if all accumulated dividends and the dividend for the then current dividend period have been paid in full or Set Apart for Payment in full on all series of Parity Stock upon which like voting rights have been conferred and are exercisable, the term of office of each Default Director so elected shall immediately terminate. Any Default Director may be removed at any time with or without cause by, and shall not be removed otherwise than by the vote of, the holders of record of a majority of the outstanding shares of Series B Preferred Stock and all series of Parity Stock upon which like voting rights have been conferred and are exercisable (voting together as a class). So long as a Payment Default shall continue, any vacancy in the office of a Default Director may be filled by written consent of the Default Directors remaining in office, or if none remains in office, by a vote of the holders of record of a majority of the outstanding shares of Series B Preferred Stock when they have the voting rights described above (voting together as a class with all series of Parity Stock upon which like voting rights have been conferred and are exercisable) or by written consent of holders of a majority of such shares. The Default Directors shall each be entitled to one vote per director on any matter.

     (c) The foregoing voting provision will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series B Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been irrevocably deposited or set aside for payment.

     Section 4. Liquidation, Dissolution or Winding-Up.

     If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or consent to the entry of any order for relief in an involuntary case under such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation, or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding-up or liquidation or its affairs, and on account of any such event the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, subject to the prior rights of holders of any Senior Stock, but before any distribution or payment shall be made to holders of Junior Stock, the holders of shares of Series B Preferred Stock shall be entitled to receive, on a parity with holders of Parity Stock, out of the assets of the Corporation legally available for distribution to stockholders, an amount per share of Series B Preferred Stock equal to the Stated Amount plus all Accrued Dividends thereon until the date of such voluntary or involuntary liquidation, dissolution or winding-up of the Corporation. If upon any liquidation, dissolution or winding-up of the Corporation, the available assets of the Corporation are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series B Preferred Stock and the corresponding amounts payable on all Parity Stock in the distribution of assets, then the holders of shares of the Series B Preferred Stock and the Parity Stock shall share equally and ratably in any distribution of assets of the Corporation first in proportion to the full liquidating distributions per share to which they would otherwise be respectively entitled and then in proportion to their respective amounts of accrued but unpaid dividends. After payment of the full amount set forth above to which they are entitled, the holders of shares of Series B Preferred Stock will not be entitled to any further participation in any distribution of assets of the Corporation and shall not be entitled to any other distribution. For the purposes of this
Section 4, neither the consolidation, merger or other business combination of the Corporation with or into any other entity or entities nor the sale of all or substantially all the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding-up of the Corporation.

     Section 5. Call Right.

     (a) Except as provided in this Section 5, the Corporation shall have no right to repurchase any shares of Series B Preferred Stock. At any time or from time to time commencing six (6) months following the date which is the later of the third anniversary of the Issuance Date or the date which is the 91st day following the repayment in full of the Corporation's 12% Senior Notes due 2006 (the "Call Trigger Date"), the Corporation shall have the right, at its sole option and election, to repurchase, out of funds legally available therefor, all, or part, of the outstanding shares of Series B Preferred Stock by providing written notice (the "Call Notice") of its intention to repurchase all, or part, of the outstanding shares of Series B Preferred Stock on the 30th Business Day following the date of such notice (the "Call Date") at a cash price per share of Series B Preferred Stock (the "Call Price") equal to the Stated Amount plus all Accrued Dividends thereon to the date of redemption. If less than all shares of Series B Preferred Stock outstanding at the time are to be repurchased by the Corporation pursuant to this Section 5(a), the shares of Series B Preferred Stock to be repurchased shall be selected pro rata; provided, however, that in the event that less than ten percent (10%) of the number of shares of Series B Preferred Stock originally issued are then outstanding, the Corporation shall be required to repurchase all of such outstanding shares if it elects to repurchase any shares pursuant to this Section 5(a).

     (b) The Call Notice shall state: (i) the Call Date; (ii) the Call Price;
(iii) the number of such holder's outstanding shares of Series B Preferred Stock to be repurchased by the Corporation; (iv) the place or places where certificates for such shares are to be surrendered for payment of the Call Price, including any procedures applicable to redemptions to be accomplished through book-entry transfers; and (v) that dividends on the shares of Series B Preferred Stock to be repurchased shall cease to accumulate as of the Call Date, or, if such shares are not actually repurchased on such date, the date on which the shares of Series B Preferred Stock are actually repurchased by the Corporation.

     (c) Upon the Call Date (unless the Corporation shall default in making payment of the appropriate Call Price), whether or not certificates for shares which are the subject of the Call Notice have been surrendered for cancellation, the shares of Series B Preferred Stock to be repurchased shall be deemed to be no longer outstanding, dividends on such shares of Series B Preferred Stock shall cease to accumulate and the holders thereof shall cease to be stockholders with respect to such shares and shall have no rights with respect thereto, except for the rights to receive the Call Price, without interest.

     Section 6. Certain Transactions Prohibited.

     The Corporation shall not during any Pricing Period or any Conversion Period, declare a dividend or make a distribution, on the outstanding shares of Common Stock, in either case, in shares of Common Stock, or effect a subdivision, combination, consolidation or reclassification of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock.

     Section 7. Conversion Into Common Stock.

     (a) Each share of Series B Preferred Stock may, at the option of the holder thereof, be converted into shares of Common Stock at any time during any Conversion Period, on the terms and conditions set forth in this Section 7. Subject to the provisions for adjustment hereinafter set forth, each share of Series B Preferred Stock shall be convertible in the manner hereinafter set forth into a number of fully paid and nonassessable shares of Common Stock equal to the product obtained by multiplying the Applicable Conversion Rate (as defined below) by the number of shares of Series B Preferred Stock being converted. The "Applicable Conversion Rate" means the quotient obtained by dividing the Conversion Value on the date of conversion by the Conversion Price on the date of conversion.

     (b) In case of any capital reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by Section 6), or in case of any consolidation, share exchange or merger of the Corporation with or into another Person, or in case of any sale or conveyance to another Person of the property of the Corporation as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), each share of Series B Preferred Stock then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to the consummation of such Transaction, the kind and amount of shares of stock and other securities and property (including cash) receivable upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of Series B Preferred Stock was convertible immediately prior to such Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction). In any such case, if necessary, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth in this Section 7 with respect to rights and interests thereafter of the holders of shares of Series B Preferred Stock to the end that the provisions set forth herein for the protection of the conversion rights of the Series B Preferred Stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the shares of Series B Preferred Stock remaining outstanding (with such adjustments in the conversion price and number of shares issuable upon conversion and such other adjustments in the provisions hereof as the Board of Directors shall determine in good faith to be appropriate). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 7 shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

     Notwithstanding anything contained herein to the contrary, the Corporation will not effect any Transaction unless, prior to the consummation thereof, (i) the Surviving Person (as defined in Section 10 hereof), if other than the Corporation, shall assume, by written instrument mailed to each record holder of shares of Series B Preferred Stock, at such holder's address as it appears on the transfer books of the Corporation, the obligation to deliver to such holder such cash, property and securities to which, in accordance with the foregoing provisions, such holder is entitled. Nothing contained in this Section 7(b) shall limit the rights of holders of the Series B Preferred Stock to convert the Series B Preferred Stock in connection with the Transaction.

     (c) The holder of any shares of Series B Preferred Stock may exercise its right to convert such shares into shares of Common Stock by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of Series B Preferred Stock to be converted duly endorsed to the Corporation in blank accompanied by a written notice stating that such holder elects to convert all or a specified whole number of such shares in accordance with the provisions of this Section 7. The Corporation will pay any and all documentary, stamp or similar issue or transfer tax and any other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series B Preferred Stock pursuant hereto. As promptly as practicable, and in any event within three (3) Business Days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Corporation that such taxes are inapplicable), the Corporation shall deliver or cause to be delivered (i) certificates registered in the name of such holder representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of Series B Preferred Stock so converted shall be entitled and (ii) if less than the full number of shares of Series B Preferred Stock evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted. Such conversion shall be deemed to have been made at the close of business on the date of receipt of such notice and of such surrender of the certificate or certificates representing the shares of Series B Preferred Stock to be converted so that the rights of the holder thereof as to the shares being converted shall cease except for the right to receive shares of Common Stock, and the person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

     (d) In connection with the conversion of any shares of Series B Preferred Stock, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Common Stock on the day on which such shares of Series B Preferred Stock are deemed to have been converted.

     Section 8. Reports as to Adjustments.

     Whenever the number of shares of Common Stock into which each share of Series B Preferred Stock is convertible (or the number of votes to which each share of Series B Preferred Stock is entitled) is adjusted as provided in
Section 7, the Corporation shall promptly issue a press release stating that the number of shares of Common Stock into which the shares of Series B Preferred Stock are convertible has been adjusted and setting forth the new number of shares of Common Stock (or describing the new stock, securities, cash or other property) into which each share of Series B Preferred Stock is convertible, as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof, and when such adjustment became effective.

     Section 9. Reacquired Shares.

     Any shares of Series B Preferred Stock redeemed, repurchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock of the Corporation and may be reissued as part of another series of Preferred Stock of the Corporation subject to the conditions or restrictions on authorizing, creating or issuing any class or series, or any shares of any class or series.

     Section 10. Definitions.

     For the purposes of these Articles Supplementary, the following terms shall have the meanings indicated below:

          "Accrued Dividends" to a particular date (the "Applicable Date") means all dividends accrued but not paid on the Series B Preferred Stock pursuant to Section 2(a), whether or not earned or declared, accrued to the Applicable Date.

          "affiliate" shall have the meaning set forth in Rule 12b-2 promulgated by the Securities and Exchange Commission under the Exchange Act.

          "Business Day" means any day other than a Saturday, Sunday, or a day on which commercial banks in the City of New York are authorized or obligated by law or executive order to close.

          "Bylaws" means the bylaws of the Corporation, as in effect from time to time, including any and all amendments thereto and restatements thereof.

          "Call Date" shall have the meaning set forth in Section 5(a) hereof.

          "Call Notice" shall have the meaning set forth in Section 5(a) hereof.

          "Call Price" shall have the meaning set forth in Section 5(a) hereof.

          "Call Trigger Date" shall have the meaning set forth in Section 5(a) hereof.

          "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing person.

          "Charter" means the charter of the Corporation, as currently in effect and as the same may be amended from time to time.

          "Closing Price" per share of Common Stock (or any other security) on any date shall be the last sale price, at 4:30 p.m., Eastern Time, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported on the NYSE or in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq National Market or American Stock Exchange, as the case may be, or, if the Common Stock (or such other security) is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date the Common Stock (or such other security) is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock (or such other security) selected by the Board of Directors.

          "Common Stock" means the common stock, par value $0.01 per share, of the Corporation.

          "Conversion Period" means (x) the period of ten (10) Business Days commencing on the sixth Business Day after the Issuance Date and (y) the period of ten (10) Business Days ending ninety (90) calendar days after the Issuance Date or the first Business Day thereafter.

          "Conversion Price" shall be the Current Market Price for the Pricing Period, subject to adjustment as provided in Section 7.

          "Conversion Value" per share of Series B Preferred Stock shall be an amount equal to the Stated Amount plus all Accrued Dividends, if any, thereon to the date of conversion or redemption, as the case may be.

          "Current Market Price" per share of Common Stock (or any other security) on any date shall be the average of the Closing Prices of a share of Common Stock (or such other security) for the ten consecutive Trading Days before the date in question. If on any such Trading Day the Common Stock (or such other security) is not quoted by any organization referred to in the definition of Closing Price, the Current Market Price of the Common Stock (or such other security) on such day shall be determined by an investment banking firm of national reputation familiar with the valuation of companies substantially similar to the Corporation (the "Investment Banking Firm") appointed by the Board of Directors.

          "Dividend Payment Date" means the following dates: (i) the date that is three months after the Issuance Date; (ii) the date that is six months after the Issuance Date; (iii) the date that is nine months after the Issuance Date; (iv) the date that is the first anniversary of the Issuance Date; and the anniversaries of the foregoing dates, provided that no Dividend Payment Date shall occur with respect to shares of Series B Preferred Stock which have actually been redeemed or repurchased by the Corporation.

          "Dividend Period" means the period from the Issuance Date to the first Dividend Payment Date (but without including such Dividend Payment Date) and, thereafter, each Dividend Payment Date to the following Dividend Payment Date (but without including such later Dividend Payment Date).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Issuance Date" means the original date of issuance of Series B Preferred Stock to the initial holders thereof.

          "Junior Stock" means all classes of Common Stock of the Corporation and each other class of Capital Stock of the Corporation or series of Preferred Stock of the Corporation currently existing or hereafter created the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Series B Preferred Stock as to dividend distributions and distributions upon liquidation, winding-up and dissolution of the Corporation.

          "NYSE" means the New York Stock Exchange, Inc.

          "Parity Stock" means any class of Capital Stock of the Corporation or series of Preferred Stock of the Corporation, the terms of which expressly provide that such class or series will rank on a parity with the Series B Preferred Stock as to dividend distributions and distributions upon liquidation, winding-up and dissolution.

          "Person" means an individual, partnership, corporation, limited liability company or partnership, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof, or other entity of any kind.

          "Preferred Stock" means the preferred stock, $0.01 par value per share, of the Corporation.

          "Pricing Period" means the ten (10) Trading Days ending one day prior to the date a holder of Series B Preferred Stock converts his or her shares during a Conversion Period.

          "Senior Stock" means each other class of Capital Stock of the Corporation or series of Preferred Stock of the Corporation, the terms of which expressly provide that such class or series will rank senior to the Series B Preferred Stock as to dividend distributions and distributions upon liquidation, winding-up and dissolution of the Corporation. The existing Series A Preferred Stock of the Corporation shall constitute Senior Stock of the Corporation ranking senior to the Series B Preferred Stock as to dividend distributions and distributions upon liquidation, winding-up and dissolution.

          "Series A Preferred Stock" means the 8% Series A Cumulative Preferred Stock, $0.01 par value per share, of the Corporation, the terms of which are set forth in the Charter of the Corporation.

          "Series B Preferred Stock" means the Series B Cumulative Convertible Preferred Stock of the Corporation, $0.01 par value per share, the terms of which are set forth in these Articles Supplementary.

          "Set Apart for Payment" means the Corporation shall have irrevocably deposited with a bank or trust company doing business in the Borough of Manhattan, the City of New York, and having a capital and surplus of at least $1,000,000,000, in trust for the exclusive benefit of the holders of shares of Series B Preferred Stock, funds sufficient to satisfy the Corporation's payment obligation.

          "Stated Amount" means $25.00 per share of Series B Preferred Stock.

          "Surviving Person" means the continuing or surviving Person in a merger, consolidation, other corporate combination or the transfer of all or a substantial part of the properties and assets of the Corporation, in connection with which the Series B Preferred Stock or Common Stock of the Corporation is exchanged, converted or reinstated into the securities of any other Person or cash or any other property; provided, however, if such Surviving Person is a direct or indirect Subsidiary of a Person, the parent entity also shall be deemed to be a Surviving Person.

          "Trading Day" means a day on which the principal national securities exchange on which the Common Stock (or any other security) is quoted, listed or admitted to trading is open for the transaction of business or, if the Common Stock (or such other security) is not quoted, listed or admitted to trading on any national securities exchange (including the NYSE), any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     Section 11. REIT Status.

     Nothing contained in these Articles Supplementary to the Charter shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of the stockholders by the preservation of the Corporation's qualification as a real estate investment trust for Federal income tax purposes for the taxable year ended December 31, 1999, including without limitation the payment of dividends in the form of Parity Stock or Junior Stock.

     Section 12. References.

     References to numbered sections herein refer to sections of these Articles Supplementary, unless otherwise stated.

     THIRD: The Series B Preferred Stock has been classified by the Board of Directors of the Corporation under the authority contained in the Charter of the Corporation and these Articles Supplementary have been duly approved by the Board of Directors of the Corporation.

     FOURTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the act of the Corporation and further, as to all matters or facts required to be verified under oath, the undersigned President acknowledges, that to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects and that this statement is made under the penalties for perjury.

                  [remainder of page left intentionally blank]

     IN WITNESS WHEREOF, the Corporation has caused these Articles to be executed under seal in its name and on its behalf by its President and attested
to by its Secretary on this      day of           , 2000.

                                              CORRECTIONS CORPORATION OF AMERICA
ATTEST:

By:                                           By:
    ----------------------------------------      ----------------------------------------
    Secretary                                     President

PROXY                                                                      DRAFT
                           PRISON REALTY TRUST, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON [SEPTEMBER]   , 2000

    The undersigned hereby appoints Thomas W. Beasley and J. Michael Quinlan, or either of them, with full power of substitution, as proxies, and hereby authorizes them to represent and to vote, as designated, all of the voting common stock of Prison Realty Trust, Inc., a Maryland corporation ("Prison
Realty"), held by the undersigned on           , 2000, at the Special Meeting of
Shareholders to be held at the Loews Vanderbilt Plaza, 2100 West End Avenue,
Nashville, Tennessee, on         , [September]     , 2000, at         , local
time, and any adjournment(s) or postponement(s) thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

    1. To approve the adoption of amendments to the Prison Realty charter to permit a restructuring of Prison Realty, including, among other things, Prison Realty's election not to be taxed as a real estate investment trust for federal income tax purposes commencing with its 2000 taxable year.

            [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 2.

    2. To approve the merger of Corrections Corporation of America with and into a wholly-owned subsidiary of Prison Realty and certain related transactions. The approval of item 1 is a condition to completion of the merger transactions.

            [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN

    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH BUSINESS AS MAY PROPERLY COME BEFORE THIS MEETING.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 AND FOR ITEM 2.

                                          Dated:                            2000
                                                ---------------------------,

                                          Signature:
                                                    ----------------------------

                                          Signature if Held Jointly:
                                                                    ------------

                                          Please sign exactly as name appears on
                                          your share certificates. Each joint
                                          owner must sign. When signing as
                                          attorney, executor, administrator,
                                          trustee or guardian, please give full
                                          title as such. If a corporation,
                                          please sign in full corporate name as
                                          authorized. If a partnership, please
                                          sign in partnership name by authorized
                                          person.

            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.